UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 16, 2023

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices, including zip code)

(888) 424-3646

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $115.00 per share	UPH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Membership Interests Purchase Agreement

As previously announced in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2023, that same day, UpHealth, Inc. (“UpHealth” or the “Company”) agreed to sell 100% of the outstanding equity interests of its wholly-owned subsidiary, Cloudbreak Health, LLC, a Delaware limited liability company (“Cloudbreak”), to Forest Buyer, LLC, a Delaware limited liability company (“Buyer”) and an affiliate of GTCR LLC, a leading private equity firm, pursuant to a membership interests purchase agreement (the “Purchase Agreement”), dated November 16, 2023, by and among the Company, Cloudbreak and Buyer (the “Sale” and all of the transactions contemplated by the Purchase Agreement, as supplemented by the terms and conditions of the Transaction Support Agreement (as defined below), including entry into the Escrow Agreement (as defined below), the Supplemental Indentures (as defined below) and any documents or instruments relating to the Fundamental Change Repurchase Offer (as defined below), collectively, the “Transactions”). The Transactions are expected to close (the “Closing”) on the date that is the third business day following the satisfaction or waiver of each of the conditions to Closing, but in no event prior to March 15, 2024, unless consented to in writing by the Company and Buyer (such date, the “Closing Date”).

The below description of the Purchase Agreement and the Transactions is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1, and the terms of which are incorporated in this Current Report by reference. Capitalized terms used but not otherwise defined in this Current Report will have the meanings given to them in the Purchase Agreement. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Cloudbreak. In particular, the assertions embodied in the representations and warranties in the Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Purchase Agreement are not necessarily characterizations of the actual state of facts about the Company or Cloudbreak at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Pursuant to the terms of the Purchase Agreement, the “Cash Consideration” for the Sale means an amount equal to $180,000,000, with adjustments for debt as of immediately prior to the Closing and cash as of 11:59 p.m. (Delray Beach, Florida time) on the day immediately prior to the Closing Date (the “Calculation Time”), Cloudbreak’s net working capital as of the Calculation Time, and unpaid expenses related to the Transactions. The consideration payable for the benefit of the Company at the Closing shall equal $180,000,000, subject to adjustments for the estimated closing debt and cash and the estimated unpaid expenses related to the Transactions (the “Estimated Cash Consideration”), with all such Estimated Cash Consideration to be delivered by Buyer to the Escrow Agent for deposit into certain segregated escrow accounts to be established pursuant to the Escrow Agreement, as described below. Following the Closing, in connection with a customary adjustment to the Cash Consideration, which adjustment is expected, in the absence of any disagreement, to be determined within 120 days following the Closing Date, to the extent that the Cash Consideration exceeds the Estimated Cash Consideration, a payment shall be made for the purpose of repurchasing the 2026 Notes and/or the 2025 Notes (each as defined below) of an amount equal to the amount by which the Cash Consideration exceeds the Estimated Cash Consideration (up to an excess equal to the amount of the Adjustment Escrow Amount (as defined below)). To the extent that following such customary adjustment to the Cash Consideration, the Estimated Cash Consideration is greater than the Cash Consideration, Buyer and the Company shall cause the Escrow Agent (as defined below) to make payment to Buyer (or its designees) of an amount equal to the lesser of (i) the amount by which the Estimated Cash Consideration exceeds the Cash Consideration, and (ii) the Adjustment Escrow Amount held in the Adjustment Escrow Account, including any dividends, interest, distributions and other income received in respect thereof, less any losses on investment thereof, less distributions thereof in accordance with the Purchase Agreement and the Escrow Agreement (as defined below) (the “Adjustment Escrow Funds”), in each case, from the Adjustment Escrow Account, and after any such payments are made to Buyer, the remaining Adjustment Escrow Funds (if any) shall be paid for the purpose of repurchasing the 2026 Notes and/or the 2025 Notes.

Escrow Agreement

Pursuant to the terms of the Purchase Agreement, prior to the Closing, the Company, Buyer and an escrow agent (the “Escrow Agent”) will enter into one or more escrow agreements in a customary form to be agreed upon as provided under the Purchase Agreement by Buyer, the Company, the Required Noteholders (as defined below) and the Escrow Agent (the “Escrow Agreement”), pursuant to which, at the Closing, Buyer will remit to the Escrow Agent all of the Estimated Cash Consideration to be deposited as follows: (i) $3,000,000 (the “Adjustment Escrow Amount”) shall be deposited in a segregated escrow account to satisfy any adjustment to the Cash Consideration (the “Adjustment Escrow Account”); (ii) $27,000,000 (the “Tax Escrow Amount”), subject to reduction if the Company and Buyer mutually determine prior to the Closing that the maximum possible amount of taxes that would become due and payable by the Company as a result of the Transactions (the “Maximum Seller Tax Amount”) should be less than $27,000,000, in which case the Tax Escrow Amount shall be reduced to an amount equal to the agreed-upon Maximum Seller Tax Amount, shall be deposited in a segregated escrow account to enable the Company to pay any and all taxes that become due and payable by the Company as a result of the Transactions (the “Tax Escrow Account”); provided, that any amounts remaining in the Adjustment

Escrow Account after the post-Closing adjustment or in the Tax Escrow Account after the payment of all taxes shall (x) if the Fundamental Change Repurchase Date (as defined in the Senior Secured Notes Indenture) has not yet occurred, be paid to the Notes Escrow Account (as defined below) by wire transfer of immediately available funds for purposes of making an offer to repurchase the 2026 Notes and the 2025 Notes, or (y) if the Fundamental Change Repurchase Date has occurred, be released to the Company (and held in a deposit account subject to a control agreement in favor of the Consenting Noteholders) for the sole purpose of complying with mandatory repurchase requirements set forth in the Senior Secured Notes Supplemental Indenture with respect to any remaining 2025 Notes; and (iii) the remaining portion of the Estimated Cash Consideration (such amount, the “Notes Escrow Amount”), shall be deposited in a segregated escrow account (the “Notes Escrow Account”, and together with the Adjustment Escrow Account and the Tax Escrow Account, the “Escrow Accounts”), the purpose of which shall be to fund the offer, on behalf of the Company, (a) to repurchase all of the Company’s 6.25% unsecured convertible notes due 2026 (“2026 Notes” and all beneficial holders thereof, the “2026 Noteholders”), issued under the indenture, dated as of June 9, 2021, by and among the Company and Wilmington Trust, National Association (the “Trustee”), in its capacity as trustee thereunder (as the same may be amended, restated, supplemented or otherwise modified from time to time, including pursuant to the Unsecured Notes Supplemental Indenture, the “Unsecured Notes Indenture”), which repurchase shall use a portion of the Notes Escrow Account, together with any dividends, interest, distributions and other income received in respect thereof, less any losses on investment thereof, less distributions thereof in accordance with the Purchase Agreement and the Escrow Agreement (the “Notes Escrow Fund”), which portion as of the date of the Purchase Agreement and based on certain assumptions that are subject to change, is currently estimated to be equal to $115,000,000, and which payment is expected to occur on or around June 3, 2024, together with the payment of any other amounts to be made to the 2026 Noteholders concurrently with the payment of such portion of the Notes Escrow Funds as specified by the Unsecured Notes Indenture following a Fundamental Change (as such term is defined in the Unsecured Notes Indenture), which other amounts may be paid using amounts of the Notes Escrow Funds, and (b) in addition to the repurchase of up to all of the 2026 Notes, to repurchase in accordance with the terms of the Senior Secured Notes Indenture (as defined below) in the event of a Fundamental Change (as defined in the Senior Secured Notes Indenture) the maximum principal amount of the Company’s variable rate convertible senior secured notes due 2025 (“2025 Notes” and all beneficial holders thereof, the “2025 Noteholders”), issued under the indenture, dated as of August 18, 2022, by and among the Company, the subsidiary guarantors party thereto and the Trustee, in its capacity as trustee and as collateral agent thereunder (as the same may be amended, restated, supplemented or otherwise modified from time to time, including pursuant to the Senior Secured Notes Supplemental Indenture, the “Senior Secured Notes Indenture” and together with the Unsecured Notes Indenture, the “Indentures”), which, as of the date of the Purchase Agreement and based on certain assumptions that are subject to change and presuming that all of the 2026 Noteholders accept the repurchase of the 2026 Notes as well as any other amounts of the Notes Escrow Funds paid in respect of the repurchase of the 2026 Notes, is estimated to be approximately $25,800,000, and the Company, in accordance with such terms of the Senior Secured Notes Indenture, shall make such payments of other amounts required to be made in connection with such repurchase, which other amounts may be paid using amounts of the Notes Escrow Funds, such that following the payment of the amounts to be paid for such initial repurchase of the 2025 Notes, which payment is expected to occur on or around June 3, 2024, a portion of the 2025 Notes shall remain outstanding (which, as of the date of the Purchase Agreement and based on certain assumptions that are subject to change, is estimated to be approximately $31,427,000 in aggregate principal amount), the terms of which shall be governed by the 2025 Notes and the Senior Secured Notes Indenture and the Senior Secured Notes Supplemental Indenture (it being acknowledged and agreed that all of the 2025 Noteholders that have not signed the Transaction Support Agreement will be repurchased in full with respect to their 2025 Notes to the extent such noteholders so elect and all of the 2025 Noteholders that have signed the Transaction Support Agreement will be partially repurchased with respect to their 2025 Notes on a pro rata basis). In the event that any amounts remain outstanding of the Notes Escrow Funds, those amounts shall be used to offer to repurchase in part such anticipated outstanding amount of the 2025 Notes in accordance with the terms of the Senior Secured Notes Indenture in the event of a Fundamental Change (as such term is defined in the Senior Secured Notes Indenture). Furthermore, any repurchases of the 2025 Notes in accordance with the Purchase Agreement will be made at a premium of 5.00% to the principal amount of such 2025 Notes.

Representations and Warranties

The Purchase Agreement contains customary representations and warranties by each of the Company, Cloudbreak and Buyer as of the date of the Purchase Agreement and as of the Closing. Many of the representations and warranties are qualified by materiality or Material Adverse Effect.

In the event that Buyer or any of its affiliates obtains any third party representations and warranties insurance policy related to the representations and warranties in the Purchase Agreement (a “Buyer Insurance Policy”), such Buyer Insurance Policy shall expressly provide that the insurer issuing such policy shall have no right, and waive any right, of subrogation, contribution or otherwise against the Company (including any former, current or future representative of the Company) based upon, arising out of, or in any way connected to the Purchase Agreement, the Transactions, or such Buyer Insurance Policy, except with respect to Fraud of the Company. The foregoing subrogation provision may not be amended, waived, modified or otherwise revised by Buyer or any of its affiliates in any Buyer Insurance Policy, and the Company shall be an intended third party beneficiary under any Buyer Insurance Policy of such subrogation provision.

No Survival

The representations and warranties of the parties contained in the Purchase Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach, and the covenants and agreements of the parties contained in the Purchase Agreement do not survive the Closing; provided, that any covenants or agreements which by their terms contemplate performance (in whole or in part) after the Closing will survive to the extent so required to be performed after the Closing, and provided further, that the foregoing will not prevent or otherwise limit the rights of any party in the event of Fraud.

The Purchase Agreement provides for a mutual release of claims by the Company and by Buyer (on behalf of itself, the Guarantors (as defined below) and Cloudbreak and its subsidiaries), effective as of the Closing.

Covenants of the Parties

Each party agreed in the Purchase Agreement to cooperate in good faith with the other parties and their affiliates and take such actions and execute and deliver such documents and instruments that are reasonably necessary, proper or advisable to consummate the Transactions as promptly as practicable, and otherwise use its reasonable best efforts to take certain actions to effect the Closing. The Purchase Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Purchase Agreement and the earlier of the Closing or the termination of the Purchase Agreement in accordance with its terms, including the performance of certain migration activities in respect of Cloudbreak, as well as certain customary covenants that will continue after the Closing to the extent required to be performed after the Closing.

The Company and Cloudbreak have agreed not to solicit, negotiate or enter into any alternative competing transactions during the period from the date of the Purchase Agreement and continuing until the earlier of the termination of the Purchase Agreement or the Closing; provided, that notwithstanding the foregoing and subject to the terms and conditions of the Purchase Agreement, prior to the Company’s receipt of the Requisite Stockholder Approval (as defined below), the Company may engage in discussions or negotiations regarding an acquisition transaction pursuant to a bona fide written Acquisition Proposal made or delivered to the Company or Cloudbreak after the execution and delivery of the Purchase Agreement, that the Company’s board of directors (the “Board”) has determined in good faith (after consultation with its financial advisor and outside legal counsel) either constitutes or is reasonably likely to lead to a Superior Proposal and with respect to which the failure of the Board to take action would be inconsistent with its fiduciary duties.

Conditions to Closing

The Purchase Agreement contains customary conditions to Closing of each of the Company, Cloudbreak and Buyer.

Unless waived by the Company, the obligations of the Company and Cloudbreak to consummate the Transactions are subject to the satisfaction of the following Closing conditions: (i) the representations and warranties of Buyer being true and correct as of the date of the Purchase Agreement and the Closing or, to the extent made as of an earlier date, as of such earlier date (subject to certain materiality qualifiers); (ii) material compliance with covenants and agreements to be performed by Buyer prior to the Closing; (iii) all applicable waiting periods under the HSR Act having expired or been otherwise terminated; (iv) the Company’s receipt of the affirmative vote in favor of the Transactions by the holders of a majority of the issued and outstanding shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) entitled to vote thereon, voting together as a single class in person or by proxy at a meeting (the “Stockholder Meeting”) of the Company’s stockholders held for such purpose (the “Requisite Stockholder Approval”); (v) no pending or overtly threatened litigation by any governmental authority to prevent or prohibit the consummation of the Closing; (vi) receipt of the Escrow Agreement, executed by each of Buyer and the Escrow Agent, and such agreement being in full force and effect; (vii) receipt of the Transition Services Agreement (as defined below), executed by Buyer; and (viii) receipt of customary certificates and other Closing deliverables of Buyer.

Unless waived by Buyer, the obligations of Buyer to consummate the Transactions are subject to the satisfaction of the following Closing conditions: (i) each of the Fundamental Representations of the Company and Cloudbreak (other than those regarding equity interests in Cloudbreak and title thereto) being true and correct as of the date of the Purchase Agreement and the Closing or, to the extent made as of an earlier date, as of such earlier date (subject to certain materiality and Material Adverse Effect qualifiers); (ii) each of the representations and warranties of the Company and Cloudbreak regarding equity interests in Cloudbreak and title thereto being true and correct as of the date of the Purchase Agreement and the Closing or, to the extent made as of an earlier date, as of such earlier date;

(iii) each of the other representations and warranties of the Company and Cloudbreak contained in the Purchase Agreement being true and correct (without giving effect to any limitation as to “materiality,” “Material Adverse Effect” or similar qualifier set forth therein) as of the date of the Purchase Agreement and the Closing or, to the extent made as of an earlier date, as of such earlier date (except to the extent that, without giving effect to any limitation as to “materiality,” “Material Adverse Effect” or similar qualifier set forth therein, the facts, circumstances and events that cause such representations and warranties to not be so true and correct have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect); (iv) material compliance with the covenants and agreements to be performed by the Company and Cloudbreak; (v) since the date of the Purchase Agreement, no fact, event or circumstance having occurred or arisen that, individually or in combination with any other fact, event or circumstance, has had or would reasonably be expected to have a Material Adverse Effect on Cloudbreak and its subsidiaries, taken as a whole; (vi) the Company having received the Requisite Stockholder Approval at the Stockholder Meeting; (vii) Buyer, the Company and Cloudbreak having obtained all governmental and regulatory consents, approvals, licenses and authorizations that are necessary for the consummation of the Transactions, in each case on terms and conditions satisfactory to Buyer, and all applicable waiting periods under the HSR Act shall have expired or been terminated; (viii) no action having been taken or overtly threatened by or before any governmental authority of competent jurisdiction wherein an unfavorable injunction, judgment, order, decree, ruling or charge would reasonably be expected to (a) prevent the performance of the Purchase Agreement or the consummation of the Transactions or declare the Transactions unlawful, (b) cause the Transactions to be rescinded following consummation, (c) adversely affect the right of Buyer to own the equity interests of Cloudbreak or operate the businesses of or control Cloudbreak and its subsidiaries, (d) affect adversely the right of Cloudbreak and its subsidiaries to own their respective assets or control their respective businesses or (e) result in any material damages being assessed against Cloudbreak or any of its subsidiaries; and no such injunction, judgment, order, decree or ruling shall have been entered or be in effect; (ix) receipt of the Escrow Agreement, executed by each of the Company and the Escrow Agent, and such agreement is in full force and effect; (x) receipt of the Intellectual Property Assignment Agreement, executed by the Company; (xi) receipt of the Transition Services Agreement, executed by the Company; (xii) receipt of all data relating to the business of Cloudbreak that is stored on any system owned or controlled by the Company or any of its affiliates (other than Cloudbreak or any of its subsidiaries); (xiii) receipt of (a) a customary fairness opinion confirming that the Transactions are fair to the Company’s stockholders and (b) a customary solvency opinion confirming that the Company will remain solvent following the Transactions, each on terms and conditions reasonably satisfactory to Buyer and duly completed by an independent financial advisor mutually agreed upon by the Company and Buyer; (xiv) the Senior Management Agreement shall remain in full force and effect as of the Closing; (xv) no Seller Insolvency Event has occurred; (xvi) the Company and Cloudbreak having completed, to Buyer’s reasonable satisfaction, all migration activities they are obligated to complete pursuant to the Purchase Agreement; (xvii) receipt of the fully executed Supplemental Indentures, and such agreements remain in full force and effect in accordance with their terms; (xviii) the Estimated Net Working Capital as set forth in the Estimated Closing Statement is equal to or greater than $5,000,000; (xix) receipt of customary certificates and other Closing deliverables of the Company; and (xx) receipt of written resignations, effective as of the Closing, of the officers and board members of Cloudbreak and its subsidiaries.

Termination

The Purchase Agreement may be terminated at any time prior to the Closing by either Buyer or the Company by giving written notice to such other party if the Closing does not occur by May 16, 2024 (the “Outside Date”), or such other date as may be extended pursuant to the Purchase Agreement, provided, that the party receiving such notice does not then have the right to terminate the Purchase Agreement due to an uncured breach of the Purchase Agreement by the notifying party, which breach would give rise to the failure of certain of the receiving party’s Closing conditions.

The Purchase Agreement may also be terminated under certain other customary and limited circumstances at any time prior the Closing, including, among other reasons: (i) by mutual written agreement of Buyer and the Company; (ii) by written notice by Buyer for the uncured breach of the Purchase Agreement by the Company or Cloudbreak, which breach would give rise to the failure of certain of Buyer’s Closing conditions, subject to customary cure rights and obligations; (iii) by written notice by the Company for Buyer’s uncured breach of the Purchase Agreement, which breach would give rise to the failure of certain of the Company’s Closing conditions, subject to customary cure rights and obligations; (iv) by written notice by either Buyer or the Company if any law is enacted that makes the consummation of the Transactions illegal or otherwise prohibited, or if the consummation of the Transactions would violate any nonappealable final order, decree or judgment of a governmental authority of competent jurisdiction or require the approval of any court or any other governmental authority to consummate the Transactions; (v) by either Buyer or the Company if the Company fails to obtain the Requisite Stockholder Approval at the Stockholder Meeting, except that such right will not be available to any party whose breach of the Purchase Agreement was the primary cause of, or primarily resulted in, the failure to obtain such approval; (vi) by Buyer if the Board has effected a Seller Board Recommendation Change or the Company, its affiliates or any of their respective representatives has breached its obligations under the non-solicitation provisions of the Purchase Agreement; (vii) by the Company, at any time prior to receiving the Requisite Stockholder Approval, if (a) the Company has received a Superior Proposal, (b) the Board has authorized the Company to enter into a definitive alternative acquisition agreement to consummate the acquisition transaction contemplated by such Superior Proposal in accordance with the non-solicitation provisions of the Purchase Agreement, (c) Cloudbreak has complied with its obligations with respect to solicitation, and (d) concurrently with such termination, Cloudbreak pays the Termination Fee (as defined below) due to Buyer in accordance with the Purchase Agreement; or (viii) by Buyer, in the event (i) of the occurrence of a Seller Insolvency Event or (ii) the Company and Cloudbreak are not able to satisfy the condition that they deliver customary fairness and customary solvency opinions.

Termination Fee

The Purchase Agreement provides that if (a) the Purchase Agreement is validly terminated by either Buyer or the Company by giving written notice to such other party if the Closing does not occur on or before the Outside Date (an “Applicable Termination”), (b) prior to an Applicable Termination, the Company or Cloudbreak has received an Acquisition Proposal or an Acquisition Proposal has been publicly made or disclosed (and not publicly irrevocably withdrawn at least 4 business days prior to the Stockholder Meeting at which a vote is taken on the Transactions), and (c) within 12 months following such Applicable Termination, an acquisition transaction is consummated or the Company enters into a definitive agreement with respect to an acquisition transaction, then the Company will pay to Buyer a termination fee equal to $7,200,000 (the “Termination Fee”), concurrently with the earlier of the execution of the definitive agreement and the consummation of such acquisition transaction; provided, that if the Purchase Agreement is validly terminated by the Company due to its failure to obtain the Requisite Stockholder Approval, or by Buyer (i) for the uncured breach of the Purchase Agreement by the Company or Cloudbreak, which breach would give rise to the failure of certain of Buyer’s Closing conditions, (ii) if the Board has effected a Seller Board Recommendation Change or the Company, its affiliates or any of their respective representatives has breached its obligations under the non-solicitation provisions of the Purchase Agreement, or (iii) in the event of the occurrence of a Seller Insolvency Event or the Company and Cloudbreak are not able to satisfy the condition that they deliver customary fairness and customary solvency opinions, then the Company must promptly (and in any event within 2 business days) following such termination pay to Buyer the Termination Fee; provided further, that if the Purchase Agreement is validly terminated by the Company at any time prior to receiving the Requisite Stockholder Approval due to (a) the Company having received a Superior Proposal, (b) the Board having authorized the Company to enter into a definitive alternative acquisition agreement to consummate the acquisition transaction contemplated by such Superior Proposal in accordance with the non-solicitation provisions of the Purchase Agreement, (c) Cloudbreak has complied with its obligations with respect to solicitation, and (d) concurrently with such termination, Cloudbreak pays the Termination Fee due to Buyer in accordance with the Purchase Agreement, then the Company must prior to or concurrently with such termination pay to Buyer the Termination Fee.

If the Purchase Agreement is terminated, all further obligations of the parties under the Purchase Agreement (except for certain obligations related to confidentiality, effect of termination, payment of the Termination Fee, fees and expenses and customary miscellaneous provisions) will terminate, and no party to the Purchase Agreement will have any further liability to any other party thereto except for liability for any Fraud or willful breach of the Purchase Agreement prior to termination. In addition to the foregoing, no termination of the Purchase Agreement will affect the rights or obligations of any party under the Confidentiality Agreement, or, in the event of termination by the Company for an uncured breach of the Purchase Agreement by Buyer that would give rise to the failure of certain of the Company’s Closing conditions, the Limited Guaranty, which rights, obligations and agreements will survive the termination of the Purchase Agreement in accordance with their respective terms; provided, that notwithstanding the foregoing or anything in the Purchase Agreement to the contrary, following the termination of the Purchase Agreement, the maximum aggregate liability of Buyer and its affiliates for any and all liabilities or damages suffered as a result of the breach of the Purchase Agreement or any representation, warranty, covenant or agreement contained therein of Buyer, or the failure to consummate the Transactions, shall in no event exceed $14,400,000.

Equity Commitment Letter

In connection and concurrently with the entry into the Purchase Agreement, on November 16, 2023, GTCR Strategic Growth Fund I/B LP, GTCR Strategic Growth Fund I/C LP and GTCR Strategic Growth Co-Invest I LP, each a Delaware limited partnership (the “Guarantors”), entered into an equity commitment letter with Buyer (the “Equity Commitment Letter”), pursuant to which, subject only to the terms and conditions set forth in the Equity Commitment Letter, the Guarantors have committed to invest in Buyer, directly or indirectly, the applicable amounts set forth therein, the proceeds of which may be used to consummate the Transactions (the “Equity Financing”). The Company is an express third-party beneficiary under the Equity Commitment Letter, and is entitled to specifically enforce the provisions thereof against Buyer. Buyer has represented and warranted in the Purchase Agreement that, assuming the Equity Financing is funded in accordance with the Equity Commitment Letter, and assuming satisfaction of all of Buyer’s conditions to Closing and the mutual conditions of Buyer and the Company to Closing, the Equity Financing, when funded, will be sufficient to enable Buyer to timely perform its obligations to pay, fund or discharge all of the items to be paid, funded or discharged by Buyer contemplated by the Equity Commitment Letter.

Limited Guaranty

In connection and concurrently with the entry into the Purchase Agreement, on November 16, 2023, Buyer delivered to the Company and Cloudbreak a duly executed limited guaranty from the Guarantors in favor of the Company (the “Limited Guaranty”), pursuant to which, subject only to the conditions expressly set forth in the Limited Guaranty, the Guarantors are guaranteeing certain obligations of Buyer in connection with the Purchase Agreement. In the event the Purchase Agreement is terminated by the Company for an uncured breach of the Purchase Agreement by Buyer which would give rise to the failure of certain of the Company’s Closing conditions, the Limited Guaranty, and the rights, obligations and agreements set forth therein, will survive the termination of the Purchase Agreement in accordance with its terms. Buyer has represented and warranted in the Purchase Agreement that the Guarantors have sufficient cash, available lines of credit, capital commitments or other sources of available funds to satisfy the full amount of their guaranteed obligations under the Limited Guaranty.

Debt Commitment Letter

In connection and concurrently with the entry into the Purchase Agreement, on November 16, 2023, Buyer delivered to the Company a debt commitment letter from Buyer and certain debt financing sources (the “Debt Commitment Letter”), providing for, subject only to the conditions set forth in the Debt Commitment Letter, a commitment to provide the debt financing described therein, the proceeds of which may be used to consummate the Transactions.

Transition Services Agreement

Prior to the Closing, the Company and Cloudbreak will enter into a transition services agreement (the “Transition Services Agreement”), pursuant to which the Company will agree to provide, following the Closing, certain transition services to Cloudbreak with respect to the operation of the business of Cloudbreak on terms and conditions mutually acceptable to Cloudbreak and the Company.

Transaction Support Agreement

In connection and concurrently with the entry into the Purchase Agreement, the Company, Cloudbreak and Buyer entered into a transaction support agreement, dated as of November 16, 2023 (as may be amended, modified, or supplemented from time to time, including any exhibits, schedules, or annexes thereto, the “Transaction Support Agreement”), with certain beneficial holders of the 2025 Notes (being the holders of at least 69% of the 2025 Notes, the “Consenting Senior Secured Noteholders”) and certain beneficial holders of the 2026 Notes (being the holders of at least 88% of the 2026 Notes, the “Consenting Unsecured Noteholders”, and together with the Consenting Senior Secured Noteholders, the “Consenting Noteholders”), pursuant to which the parties thereto have agreed, among other things, to support the Purchase Agreement and the Transactions and to enter into and effect the Escrow Agreements, the Supplemental Indentures in connection with the Fundamental Change Repurchase Offer to be made by the Company and each other Definitive Document (as defined in the Transaction Support Agreement), in each case, subject to the terms and conditions set forth in the Transaction Support Agreement.

Fundamental Change Repurchase Offer

The Transaction Support Agreement provides that (i) the Company and Cloudbreak will abide by the proceeds waterfall set forth in the Purchase Agreement as described above, the Escrow Agreements and the Supplemental Indentures, including releasing the Escrow Funds as set forth in each Escrow Agreement, commencing offers to repurchase the 2025 Notes and the 2026 Notes in accordance with the terms of the applicable Indenture as a result of any or all of the Transactions constituting a Fundamental Change (as such term is defined in each of the Indentures) under the applicable Indenture (each, a “Fundamental Change Repurchase Offer”) and delivering the applicable Fundamental Change Company Notices (as such terms are defined in each of the Indentures) pursuant to the applicable Indenture, in each case, at the times and pursuant to the terms specified in the Supplemental Indentures; (ii) the Buyer will abide by the proceeds waterfall set forth in the Purchase Agreement as described above, the Escrow Agreements and the Supplemental Indentures, including, for the avoidance of doubt, depositing and releasing the Notes Escrow Funds as set forth in the Escrow Agreement; and (iii) the Consenting Noteholders will, so long as the Company complies with the applicable terms, conditions and procedures set forth in the Indentures, participate in and comply with the terms set forth in respect of any Fundamental Change Company Notice given under (and as defined in) the applicable Indenture and Supplemental Indenture in connection with each relevant Fundamental Change Repurchase Offer.

The Company and each Consenting Noteholder, in their separate and individual capacities, represent in the Transaction Support Agreement that, as of the date thereof and to the best of their knowledge, and assuming that all coupon payments on the 2025 Notes and the 2026 Notes due prior to June 3, 2024 are paid in full: if the Sale were to occur on March 15, 2024, (i) the outstanding amount due and payable in the aggregate to the 2025 Noteholders arising under or in connection with a Fundamental Change Repurchase Offer under the Senior Secured Notes Indenture to be consummated on June- 3, 2024 would be $62,208,500, consisting of (a) $57,227,000 in aggregate principal amount of the 2025 Notes (assuming 100% participation), (b) $2,861,350 premium payable in respect of the 2025 Notes, and (c) $2,120,150 in accrued and unpaid interest; and (ii) the outstanding amount due and payable in the aggregate to the 2026 Noteholders arising under or in connection with a Fundamental Change Repurchase Offer under the Unsecured Notes Indenture to be consummated on June 3, 2024 would be $119,596,084, consisting of (x) $115,000,000 in aggregate principal amount of the 2026 Notes (assuming 100% participation) and (y) $4,596,084 of accrued and unpaid interest. The Company Parties and the Consenting Noteholders expressly agree and acknowledge under the Transaction Support Agreement that Buyer is not assuming and shall not assume any Note Obligations (as defined in the applicable Indenture) as part of or in connection with the Transactions.

Additional Agreements in Support of the Transactions

The Transaction Support Agreement provides for certain agreements by and among the Company and Cloudbreak (severally and not jointly) and Buyer, including, among other things, to support, execute necessary agreements, provide any necessary consents, and otherwise take all actions reasonably necessary or reasonably requested by any of such parties or the Consenting Noteholders to facilitate the consummation of the Transactions, including the Sale and entry into the Supplemental Indentures (it being understood and agreed that the Buyer will not be required to be a party to the Supplemental Indentures), and to take no action, nor solicit, encourage, direct or support any other person to take any action inconsistent with such party’s obligations under or seek to modify in whole or in part, in a manner inconsistent with the Transaction Support Agreement, each of the Transaction Support Agreement, the Purchase Agreement, the Escrow Agreement, the Supplemental Indentures and any documents or instruments relating to the Fundamental Change Repurchase Offer, or any action that directly or indirectly would, or would reasonably be expected to, breach the Transaction Support Agreement or prevent, interfere with, materially delay or impede the consummation of the Transactions, including the Sale and entry into the Supplemental Indentures; provided, that except as and to the extent limited by the terms of the Transaction Support Agreement, the foregoing does not in any way limit the rights and obligations of the Company or Cloudbreak under the terms of the Purchase Agreement with respect to alternative acquisition transactions.

In addition, each of the Company and Cloudbreak has agreed (severally and not jointly) to (a) grant liens in favor of the 2025 Noteholders and 2026 Noteholders with respect to the Escrow Accounts and the funds held therein, as applicable, subject to the terms of the Supplemental Indentures and any related intercreditor agreements; and (b) in connection with the Unsecured Notes Supplemental Indenture, grant a second priority lien on the assets of the Company and Cloudbreak and any subsidiaries of the Company and Cloudbreak that are not at such time a debtor or debtor in possession in any bankruptcy proceeding, including the jointly administered Chapter 11 proceedings pending before the United States Bankruptcy Court for the District of Delaware under caption In re UpHealth Holdings, Inc., Case No. 23-11476-LSS (the “Chapter 11 Proceedings”), provided, that any such liens on the issued and outstanding equity interests of Cloudbreak or the assets of Cloudbreak and its subsidiaries will be released at or prior to the Closing.

Subject to the terms of the Transaction Support Agreement, each Consenting Noteholder has agreed, severally and not jointly with respect to all 2025 Notes and 2026 Notes (as applicable) beneficially owned by such Consenting Noteholder as of the date of the Transaction Support Agreement, and agreed to direct the Trustee (solely to the extent permissible under the terms of the relevant Indenture), as applicable: (a) to support the Purchase Agreement and the Transactions on the terms set forth in the Transaction Support Agreement, execute necessary agreements, in form and substance acceptable to Buyer and reasonably acceptable to the beneficial holders, as of any date of determination, of (i) more than 50% in principal amount of the 2025 Notes beneficially owned or controlled by the Consenting Noteholders in the aggregate as of such date and (ii) more than 50% in principal amount of the 2026 Notes beneficially owned or controlled by the Consenting Noteholders in the aggregate as of such date (provided, that if there are at least two unaffiliated Consenting Noteholders, then such beneficial holders must include at least two unaffiliated Consenting Noteholders) (the “Required Noteholders”) (provided that the Escrow Agreement and the Supplemental Indentures shall be acceptable to the Required Parties, and the Consenting Noteholder Critical Items shall be acceptable to the Required Noteholders), to provide any necessary consents, and to otherwise take all available actions necessary or requested by any party to the Transaction Support Agreement facilitate the consummation of the Transactions, including the sale and entry into the Supplemental Indentures; provided, that notwithstanding the foregoing, nothing in the Transaction Support Agreement shall require the Consenting Noteholders to (x) assist the Company, Cloudbreak or Buyer in obtaining additional support for the Transactions from the Company’s or Cloudbreak’s other stakeholders (including any of the 2025 Noteholders or 2026 Noteholders that are not Consenting Noteholders), (y) take any action that requires a specified percentage of the aggregate principal amount of the 2025 Notes or 2026 Notes, as applicable, in excess of the percentage thereof then beneficially held by the Consenting Noteholders, or (z) otherwise take any action that is not permitted under the Indentures or applicable law; (b) not to direct the Trustee to take any action, nor solicit, encourage, or support any other person to take any action, inconsistent with such Consenting Noteholder’s obligations under the Transaction Support Agreement and the approval, acceptance, and implementation of the Transactions, including the Sale and entry into the Supplemental Indentures; (c) to give, to the fullest extent able, any notice, order, instruction, or direction to the Trustee necessary or reasonably requested by any of the Company, Cloudbreak, Buyer and the Consenting Noteholders to give effect to the Transactions, including the Sale and entry into the Supplemental Indentures; (d) to (i) not take any action, directly or indirectly, that would, or would reasonably be expected to, prevent, interfere with, materially delay, or impede, the consummation of the Transactions, including the Sale and entry into the Supplemental Indentures, (ii) not directly or indirectly propose, support, endorse, vote for, consent to, solicit, initiate, approve, or take any other action in furtherance of the negotiation or toward the pursuit of any alternative Acquisition Transaction (as such term is defined in the Purchase Agreement), alternative Acquisition Proposal (as such term is defined in the Purchase Agreement), or Alternative Acquisition Agreement (as such term is defined in the Transaction Support Agreement), and (iii) not, nor direct any other person to take, any action that would, or would reasonably be expected to, breach the Transaction Support Agreement, or object to, or delay, or take any other negative action, directly or indirectly, to interfere with the implementation of the Transactions, including the Sale and entry into the Supplemental Indentures; (e) until the completion of the initial Fundamental Change Repurchase Offer, to not, and to not direct any other person (including, without limitation, the Trustee) to, exercise any right or remedy for the enforcement, collection or recovery of any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, against the Company or Cloudbreak in respect of the 2025 Notes or the 2026 Notes (as applicable), including resulting from (i) the Specified Defaults (as defined below) and (ii) either of (A) the default in any payment of interest on any 2025 Note or 2026 Note when due and payable, and the default continues for a period of 30 days, or (B) the default in the payment of principal or premium, if any, of any 2025 Note or 2026 Note when due and payable on the Maturity Date (as defined in the applicable Indenture), upon (x) Optional Redemption, any required repurchase, declaration of acceleration or otherwise (with respect to the 2025 Notes), or (y) any required repurchase, declaration of acceleration or otherwise (with respect to the 2026 Notes), other than in accordance with the Transaction Support Agreement and/or the Purchase Agreement; provided, that the agreement pursuant to this clause (e) is subject to the limitations as set forth the Transaction Support Agreement, including that it shall not constitute a waiver of any defaults (including the Specified Defaults or any existing or future defaults or events of default), nor compliance with any term or provision of the applicable Indenture, nor shall it establish a custom or course of dealing or waiver, alter or impair the obligations of the Company and the Subsidiary Guarantors, as applicable, or the rights and remedies of the Trustee, the collateral agent or the Consenting Noteholders under the applicable Indenture, at law or in equity, and the Consenting Noteholders have expressly reserved all of their rights and remedies under the applicable Indenture and applicable law with respect to all defaults and events of default (including, without limitation, the Specified Defaults) except as expressly modified or limited by the Transaction Support Agreement; (f) to take no action, directly or indirectly, that would be inconsistent with the proceeds waterfall set forth in the Purchase Agreement as described above, the Escrow Agreement and the Supplemental Indentures; and (g) to agree (including in the Senior Secured Notes Supplemental Indenture) that the 2025 Notes beneficially held by noteholders who are not Consenting Noteholders and the 2026 Notes may each be paid with the proceeds of the Transactions, with any remaining 2025 Notes beneficially held by the Consenting Noteholders that are not fully paid with the proceeds of the Transactions (including the full depletion of the Notes Escrow Account) to be governed by the Senior Secured Notes Indenture as supplemented by the Senior Secured Notes Supplemental Indenture.

Representations and Warranties

The Transaction Support Agreement provides for customary representations and warranties by each of the Consenting Noteholders (each only as to itself), the Company, Cloudbreak and Buyer as of the date of the Transaction Support Agreement. Certain of the representations are subject to specified exceptions and qualifications contained in the Transaction Support Agreement.

Each of the Company, Cloudbreak and each Consenting Noteholder has expressly agreed and acknowledged that (a) its inability to perform under the Transaction Support Agreement as a result of or in light of (i) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally and/or (ii) general principles of equity (regardless of whether such enforceability is considered), including any invocation thereof by the warranting party, shall create an immediate termination right in favor of Buyer, and (b) Buyer is not assuming and shall not assume any obligations under the 2025 Notes or 2026 Notes (or the applicable Indenture) as part of or in connection with the Transactions.

Modification and Termination Events

Pursuant to the terms of the Transaction Support Agreement, certain amendments, modifications, waivers and supplements to the Purchase Agreement (including the provisions relating to the purchase and sale of interests and the Consenting Noteholders and any provision or term relating to the Fundamental Change Repurchase Offers, the Escrow Agreement, the Transaction Support Agreement or the Supplemental Indentures, as well as as any modification, amendment, waiver, or supplement thereto that materially and adversely affects the Consenting Noteholders), will require the prior written consent of the Required Noteholders; provided, that any modification, amendment, waiver, or supplement that has a material, disproportionate, and adverse effect on any specific Consenting Noteholder as compared to other Consenting Noteholders will require the consent of each such affected Consenting Noteholder. Any modification, amendment, waiver or supplement to the Transaction Support Agreement, the Escrow Agreement or the Supplemental Indentures will require the prior written consent of the Required Noteholders; provided, that any modification or amendment to the definitions of “Required Parties”, “Required Noteholders”, and any other defined term whose definition affects the population thereby will require the consent of all Consenting Noteholders.

The Transaction Support Agreement will terminate and, except as otherwise provided for therein, all obligations of the parties shall immediately terminate and be of no further force and effect upon the occurrence of certain events, including (a) the date upon which all of the funds held in each Escrow Account have been released and such funds have been applied in accordance with the Purchase Agreement, the Escrow Agreement, the Supplemental Indentures and any documents or instruments relating to the Fundamental Change Repurchase Offer, (b) the mutual written consent of each of the Required Parties or (c) if the Closing Date does not occur on or before the Outside Date (unless such date is extended by Buyer, in its sole and exclusive discretion, for up to one month after the initial Outside Date and, thereafter, by the Required Parties). In addition, the Transaction Support Agreement may be terminated (a) by Buyer (i) if the Supplemental Indentures have not been entered into and effected by December 20, 2023 (unless such date is extended by the Buyer), (ii) upon any material breach of the Transaction Support Agreement by any of the Company, Cloudbreak or the Consenting Noteholders that goes unremedied for a period of 5 business days following written notice thereof, (iii) if the Purchase Agreement is terminated and/or there is a material default or event of default under the Purchase Agreement by any party other than Buyer, unless waived by Buyer, or (iv) if any of the Company, Cloudbreak or any Consenting Noteholder is either (A) unable to perform its obligations under the Transaction Support Agreement due to (x) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or (y) general principles of equity, or (B) invokes such inability, unless waived by the Buyer; and (b) by the Required Noteholders (i) upon any material breach by Buyer of the Transaction Support Agreement that goes unremedied for a period of 5 business days following written notice thereof and (ii) upon the material breach by the Buyer of Article I of the Purchase Agreement, the Escrow Agreement or the Supplemental Indentures as they relate to the Fundamental Change Repurchase Offers or the release of Escrow Funds from the Escrow Accounts; provided, that the Transaction Support Agreement may be terminated by either Buyer or the Required Noteholders if the Purchase Agreement is terminated.

Except as otherwise provided in the Transaction Support Agreement, upon termination in accordance with its terms, the Transaction Support Agreement shall be void and of no further force or effect, and each party shall be released from its commitments, undertakings, and agreements under or related thereto, and there shall be no liability or obligation on the part of any party (other than in the case of breach or non-performance by such party of its obligations thereunder prior to the date of such termination).

Supplemental Indentures

In accordance with the terms of the Purchase Agreement and the Transaction Support Agreement, the Company and the Trustee will enter into a supplement to the Senior Secured Notes Indenture, to be agreed and effected no later than December 20, 2023 (the “Senior Secured Notes Supplemental Indenture”), that will, among other things (a) provide for the waiver, with respect to the Company and Cloudbreak, of the specified events of default under the Senior Secured Notes Indenture resulting from the commencement of the Chapter 11 Proceedings (the “2025 Indenture Events of Default”); (b) rescind, with respect to the Company and Cloudbreak, the acceleration of the 2025 Notes resulting from the occurrence of the foregoing events of default (the “2025 Notes Acceleration”); (c) provide for certain changes to certain of the definitions in the Senior Secured Notes Indenture, including “Permitted Indebtedness”; (d) provide for certain modifications to covenants of the Company and certain changes with respects to events of default; (e) provide a carveout for the Sale from the terms of the Senior Secured Notes Indenture with respect to mergers and sale transactions; and (f) delete the rule prohibiting repurchases in connection with a Fundamental Change (as defined in the Senior Secured Notes Indenture) arising from the Sale at the time the 2025 Notes have been accelerated, and will modify the provisions in respect of repurchases of 2025 Notes as a result of a Fundamental Change for the Consenting Noteholders in respect of the Sale to account for a multi-step process for the repurchase of the 2025 Notes (i.e., to require a repurchase offer at Closing and in connection with subsequent paydowns with the proceeds of released funds from the Escrow Accounts), in each case, at a 5.00% premium to the principal amount of such 2025 Notes.

In addition, in accordance with the terms of the Purchase Agreement and the Transaction Support Agreement, the Company and the Trustee will enter into a supplement to the Unsecured Notes Indenture, to be agreed and effected no later than December 20, 2023 (the “Unsecured Notes Supplemental Indenture” and together with the Senior Secured Notes Supplemental Indenture, the “Supplemental Indentures”), that will, among other things (a) provide for the waiver, with respect to the Company, of the specified events of default under the Unsecured Notes Indenture resulting from the 2025 Notes Acceleration and the commencement of the Chapter 11 Proceedings (the “2026 Indenture Events of Default” and together with the 2025 Indenture Events of Default, the “Specified Defaults”); (b) add each subsidiary of the Company, other than any subsidiary of the Company that is, as of the date of the Unsecured Notes Supplemental Indenture, a debtor or debtor in possession in any bankruptcy proceeding, including the Chapter 11 Proceedings, as a guarantor of the obligations under the 2026 Notes pursuant to the Unsecured Notes Indenture; (c) cause the Company and each of its subsidiaries, other than any subsidiary of the Company that is, as of the date of the Unsecured Notes Supplemental Indenture, a debtor or debtor in possession in any bankruptcy proceeding, including the Chapter 11 Proceedings, to grant a second-priority security interest on the same collateral that secures the 2025 Notes; (d) in connection with those items described in clauses (b) and (c) above, incorporate provisions similar to those in the Senior Secured Notes Indenture including with respect to covenants and events of default and as modified by the Senior Secured Notes Supplemental Indenture; and (e) provide a carveout for the Sale from the terms of the Unsecured Notes Indenture with respect to mergers and sale transactions.

The Company has agreed to use its reasonable best efforts to take all actions that may be required under or in connection with the execution of the Supplemental Indentures. The Supplemental Indentures, once entered into by the Company and the Trustee, may not be amended, modified or terminated in a manner that is material and adverse to Buyer without its prior written consent.

The foregoing description of the Transaction Support Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Transaction Support Agreement, which is attached as Exhibit 4.1 to this Current Report and incorporated by reference herein.

Voting and Support Agreement

In connection and concurrently with the entry into the Purchase Agreement, on November 16, 2023, the Company entered into a voting and support agreement (the “Voting Agreement”) with Buyer and certain stockholders of the Company which are directors and/or executive officers (or an affiliate thereof) of the Company (the “Stockholders”), pursuant to which such Stockholders have agreed, among other things, to vote (i) all of the shares of Common Stock owned of record or beneficially by held by them as of the date of the Purchase Agreement and (ii) any additional shares of Common Stock or other voting securities of the Company acquired by the Stockholders or their affiliates prior to the record date for the Stockholder Meeting, in favor of the approval of the Transactions and against any proposals that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company or Cloudbreak contained in the Purchase Agreement or result in any condition set forth in the Purchase Agreement not being satisfied or not being fulfilled prior to the Closing. The Voting Agreement provides for customary representations, warranties and covenants by Buyer and the Stockholders, and will terminate automatically and without further action upon the earliest to occur of: (i) the valid termination of the Purchase Agreement in accordance with its terms, (ii) a change in the

Board’s recommendation that the Transactions be approved by the Company’s stockholders in a manner that is adverse to Buyer, as set forth in the Purchase Agreement (a “Seller Board Recommendation Change”), (iii) written notice of termination of the Voting Agreement by Buyer to the Stockholders or by mutual written agreement, (iv) the time that the Requisite Stockholder Approval has been obtained and (v) the Closing.

The foregoing description of the Voting Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Voting Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding obtaining customary regulatory and stockholder approval, the closing, including its timing, of the sale of Cloudbreak, the use of proceeds of the sale, the projected operation and financial performance of UpHealth and its various subsidiaries, including following the sale of Cloudbreak, its product offerings and developments and reception of its product by customers, and UpHealth’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of UpHealth’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of UpHealth considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the closing conditions for the sale of Cloudbreak not being satisfied, the ability of the parties to close the sale on the expected closing date or at all, the ability of UpHealth to service or otherwise pay its debt obligations, including to holders of UpHealth’s convertible notes in the event the closing does not occur, the mix of services utilized by UpHealth’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of UpHealth to expand what it does for existing customers as well as to add new customers, uncertainty with respect to how the ICA or the Indian courts shall decide various matters that are before them or that the Glocal Board will act in compliance with their fiduciary duties to their shareholders, that UpHealth will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as government responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on UpHealth’s operations, the demand for UpHealth’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. UpHealth undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investors.uphealthinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about directors and executive officers of the Company is set forth in the proxy statement for the Company’s Annual Meeting, as filed with the SEC on Schedule 14A on November 15, 2022. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed transaction that the Company will file with the SEC and furnish to the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Item

2.1†	Membership Interests Purchase Agreement, dated November 16, 2023, by and among UpHealth, Inc., Cloudbreak Health, LLC and Forest Buyer, LLC.

4.1	Transaction Support Agreement, dated November 16, 2023, by and among UpHealth, Inc., Cloudbreak Health, LLC, Forest Buyer, LLC and the Consenting Noteholders.

10.1†	Voting and Support Agreement, dated November 16, 2023, by and among UpHealth, Inc., Forest Buyer, LLC and the stockholders set forth on the signature pages thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain exhibits and schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of the omitted exhibits and schedules to the SEC on a supplemental basis upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2023

By:	/s/ Martin S. A. Beck
Name:	Martin S. A. Beck
Title:	Chief Executive Officer

Exhibit 2.1

MEMBERSHIP INTERESTS PURCHASE AGREEMENT

by and among

FOREST BUYER, LLC

CLOUDBREAK HEALTH, LLC,

and

UPHEALTH, INC.,

Dated as of November 16, 2023

- i -

ARTICLE III REPRESENTATIONS AND WARRANTIES CONCERNING SELLER		34
3.1	Authorization; Board Approval; Requisite Stockholder Approval	34
3.2	Title to Company Interests	35
3.3	Noncontravention	35
3.4	Litigation	35
3.5	Financial Statements	35
3.6	Absence of Undisclosed Liabilities	36
3.7	Solvency	36
3.8	No Seller Insolvency Event	36
3.9	No other Representations or Warranties of Seller	37

ARTICLE IV REPRESENTATIONS AND WARRANTIES CONCERNING BUYER		37
4.1	Organization	37
4.2	Authorization	37
4.3	Noncontravention	38
4.4	Litigation	38
4.5	Financing	38
4.6	Limited Guaranty	39
4.7	Solvency	39
4.8	No Prior Activities	40
4.9	Restricted Securities	40
4.10	Due Diligence Review	40
4.11	Brokerage	41
4.12	No other Representations or Warranties of Buyer	41

ARTICLE V CERTAIN COVENANTS		41
5.1	Seller Operation of Business	41
5.2	Operation of Business	41
5.3	Third-Party Notices and Consents	44
5.4	HSR	44
5.5	Access	44
5.6	Financing Assistance; Equity Commitment Letter	45
5.7	Notice of Material Developments	47
5.8	No Solicitation.	47
5.9	Migration Activities	54
5.10	Proxy Statement and Other Required SEC Filings	57
5.11	Seller Stockholder Meeting	59
5.12	Buyer Insurance Policy	60
5.13	Intercompany Agreements and Accounts	60
5.14	Supplemental Indentures	61

ARTICLE VI Employment Matters		61
6.1	Employment Matters	61
6.2	No Third-Party Beneficiary Rights	63

- ii -

ARTICLE VII CONDITIONS TO CLOSING		64
7.1	Conditions to Buyer’s Obligations	64
7.2	Conditions to the Company’s and Seller’s Obligations	66

ARTICLE VIII TERMINATION		67
8.1	Termination	67
8.2	Effect of Termination	68
8.3	Termination Fee	69

ARTICLE IX NON-SURVIVAL; NON-RECOURSE		70
9.1	Non-Survival	70
9.2	Non-Recourse	72

ARTICLE X POST-CLOSING AND OTHER COVENANTS		72
10.1	General	72
10.2	Tax Matters	72
10.3	Use of Company Name and Information	75
10.4	Use of Seller Marks	76
10.5	Wrong Pockets	76
10.6	Non-Competition; Non-Solicitation; Non-Disparagement	76
10.7	Insurance	78

ARTICLE XI DEFINITIONS		79
11.1	Definitions	79
11.2	Usage	79

ARTICLE XII MISCELLANEOUS		80
12.1	Expenses	80
12.2	Public Announcements	80
12.3	Amendment and Waiver	80
12.4	Notices	80
12.5	Successors and Assigns	81
12.6	Severability	82
12.7	Descriptive Headings; Interpretation	82
12.8	No Strict Construction	82
12.9	No Third-Party Beneficiaries	82
12.10	Entire Agreement	82
12.11	Counterparts	83
12.12	Electronic Delivery	83
12.13	Specific Performance	83
12.14	Governing Law; JURISDICTION; WAIVER OF JURY TRIAL	84
12.15	Schedules	85
12.16	Debt Financing Sources	85
12.17	Consenting Holders	87

- iii -

EXHIBITS AND SCHEDULES

Annexes:

Annex A	–	Defined Terms
Annex B	–	Accounting Principles
Annex C	–	Illustrative Calculation of Net Working Capital

Exhibits:

Exhibit A	–	Intellectual Property Assignment Agreement
Exhibit B	–	Form Transition Services Agreement
Exhibit C	–	Purchase Price Allocation Schedule

- iv -

MEMBERSHIP INTERESTS PURCHASE AGREEMENT

This MEMBERSHIP INTERESTS PURCHASE AGREEMENT (this “Agreement”) is entered into as of November 16, 2023, by and among Forest Buyer, LLC, a Delaware limited liability company (“Buyer”), Cloudbreak Health, LLC, a Delaware limited liability company (the “Company”), and UpHealth, Inc., a Delaware corporation (“Seller”). Certain terms used herein are defined in Annex A attached hereto.

RECITALS

WHEREAS, Seller is the direct owner of all of the issued and outstanding Equity Interests of the Company (the “Company Interests”);

WHEREAS, on the terms and subject to the conditions set forth in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of the Company Interests (the “Sale” and together with all of the other transactions contemplated by this Agreement and the other Transaction Agreements, including entry into the Supplemental Indentures and the repurchase of the 2025 Notes and the 2026 Notes as contemplated hereby, collectively, the “Contemplated Transactions”);

WHEREAS, the Contemplated Transactions may be deemed to constitute a sale of all or substantially all of the assets of Seller and, therefore, approval of the Contemplated Transactions by Seller’s stockholders will be sought under Section 271 of the Delaware General Corporation Law (the “DGCL”);

WHEREAS, the board of directors of Seller (the “Seller Board”) has: (a) unanimously resolved that the entry by Seller into this Agreement and the consummation of the Contemplated Transactions are expedient and in the best interests of Seller and its stockholders, and declared it advisable and in Seller’s best interests to enter into this Agreement and perform its obligations hereunder and under the other Transaction Agreements, (b) unanimously approved (i) the execution and adoption of this Agreement and the consummation of the Contemplated Transactions and (ii) the performance by Seller of its covenants and other obligations hereunder on the terms and subject to the conditions set forth in this Agreement and the other Transaction Agreements, subject to the Requisite Stockholder Approval and (c) unanimously resolved to recommend that the Contemplated Transactions be approved by Seller’s stockholders in accordance with the DGCL (collectively, the “Seller Board Recommendation”);

WHEREAS, as a condition and inducement to Seller’s willingness to enter into this Agreement, Buyer has delivered to Seller concurrently with execution of this Agreement, (a) an equity commitment letter (the “Equity Commitment Letter”) from the Guarantors, pursuant to which, subject to the terms and conditions therein, the Guarantors have committed to invest in Buyer, directly or indirectly, the applicable amounts set forth therein, and (b) a limited guaranty (the “Limited Guaranty”) from the Guarantors in favor of Seller and pursuant to which, subject to the terms and conditions therein, the Guarantors are guaranteeing certain obligations of Buyer in connection with this Agreement;

WHEREAS, as a condition and inducement to Buyer’s willingness to enter into this Agreement, at least sixty-nine percent (69%) of the 2025 Noteholders and at least eighty-eight percent (88%) of the 2026 Noteholders have concurrently in connection with this Agreement entered into a Transaction Support Agreement (the “Noteholder Support Agreement”) with Seller, the Company and Buyer in connection with the Contemplated Transactions; and

WHEREAS, as a condition and inducement to Buyer’s willingness to enter into this Agreement, certain persons, in their capacity as stockholders of Seller, have concurrently in connection with this Agreement entered into a Voting and Support Agreement (the “Voting and Support Agreement”) in connection with the Contemplated Transactions.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF INTERESTS

1.1 Purchase and Sale of Interests. On the basis of the representations, warranties, covenants and agreements herein, and subject to the satisfaction or waiver of the conditions set forth herein and the terms hereof, Buyer shall purchase from Seller, and Seller shall sell, convey, assign, transfer and deliver to Buyer, all of the Company Interests, free and clear of any Liens (other than restrictions under applicable securities Laws), in exchange for the Cash Consideration.

1.2 Estimated Cash Consideration.

(a) No later than five (5) Business Days prior to the Closing Date, Seller shall prepare and deliver to Buyer its good faith calculations of (i) the Estimated Cash Consideration, (ii) the Estimated Net Working Capital, (iii) the 2026 Notes Repurchase Amount (assuming a repurchase date of June 3, 2024), (iv) the 2025 Notes Repurchase Amount (assuming a repurchase date of June 3, 2024) and (v) the Notes Escrow Amount, in each case together with reasonable supporting detail of its calculations and each component thereof (collectively, the “Estimated Closing Statement”). For purposes of the Estimated Closing Statement and this Agreement, “Estimated Cash Consideration” means an amount equal to $180,000,000, minus the Estimated Closing Indebtedness, plus the Estimated Closing Cash Amount, minus the Estimated Transaction Expenses.

(b) The Estimated Closing Statement shall be prepared in good faith in accordance with the terms of this Agreement and the Indentures, including, as applicable, the Accounting Principles, and the books and records of the Company and its Subsidiaries and shall include invoices or similar supporting documentation with respect to the Estimated Transaction Expenses set forth in the Estimated Closing Statement. Seller acknowledges and agrees that no portion of the Estimated Cash Consideration shall be paid to Seller, and all of the Estimated Cash Consideration will be paid by Buyer as set forth in Section 1.4(a). After delivery of the Estimated Closing Statement, Seller shall provide to Buyer reasonable access, during regular business hours, in such a manner as to not interfere with the normal operation of Seller (subject to the execution of customary work paper access letters, if requested), to work papers and books and records relating to the preparation of the Estimated Closing Statement and to the Company Employees

who are knowledgeable about the preparation of the Estimated Closing Statement, in each case, solely for the purpose of assisting Buyer and its Representatives in their review of the Estimated Closing Statement and the calculations contained therein. Seller shall consider in good faith any reasonable comments of Buyer to the Estimated Closing Statement and make any corresponding changes to the Estimated Closing Statement and potential adjustments to the calculation of the Estimated Cash Consideration (or any of the components thereof) that Seller reasonably deems appropriate based on Buyer’s proposed adjustments.

1.3 Closing. The closing of the Contemplated Transactions (the “Closing”) will take place remotely via the electronic exchange of documents and signatures on the third Business Day following the satisfaction or waiver of each of the conditions set forth in Article VII (other than those conditions which by their nature can only be satisfied at the Closing, but subject to the satisfaction or waiver of any such conditions at the Closing); provided, that, in no event shall the Closing take place prior to March 15, 2024, unless consented to in writing by Buyer and Seller. The date on which the Closing shall occur is referred to herein as the “Closing Date.” The Closing shall be deemed effective as of 12:01a.m. on the Closing Date.

1.4 Deliveries at Closing.

(a) Buyer Closing Deliverables. At the Closing and on the terms and subject to the conditions set forth in this Agreement, Buyer shall:

(i) pay or cause to be paid to the intended recipients thereof the Estimated Transaction Expenses and the Closing Indebtedness contemplated by the Company Payoff Letters; provided, that with respect to the Estimated Transaction Expenses, any amounts treated as wages to an employee of the Company or any of its Subsidiaries shall be paid as directed in writing by Seller to Buyer prior to the Closing Date, to the Company or one of its Subsidiaries, which shall pay such amounts, less applicable withholding Taxes, to the applicable recipient through its payroll system on the next regularly scheduled payroll cycle following the Closing Date;

(ii) deliver or cause to be delivered to the Escrow Agent the Adjustment Escrow Amount for deposit into the Adjustment Escrow Account;

(iii) deliver or cause to be delivered to the Escrow Agent the Tax Escrow Amount for deposit into the Tax Escrow Account; and

(iv) deliver or cause to be delivered to the Escrow Agent the remaining portion (after taking into account the payments in clauses (ii) and (iii) of this Section 1.4(a)) of the Estimated Cash Consideration (such amount, the “Notes Escrow Amount”) for deposit in the Notes Escrow Account.

(b) Seller Closing Deliveries. At the Closing and upon the terms and subject to the conditions set forth in this Agreement, Seller shall:

(i) deliver to Buyer duly executed assignments representing the Company Interests;

(ii) deliver to Buyer the following: (A) evidence of termination of all agreements (if any) regarding voting, transfer or other arrangements related to the Company Interests that are in effect prior to the Closing (other than any organizational document thereof or any Transaction Agreement) (in each case on terms and conditions reasonably satisfactory to Buyer); (B) evidence of the release of all Liens against Seller or the Company and its Subsidiaries related to the Company Interests and the assets of the Company and its Subsidiaries (including any Tax Liens and/or any applicable termination letters suitable for filing at the U.S. Patent and Trademark Office); and (C)(i) duly executed customary payoff letters in form and substance reasonably satisfactory to Buyer in respect of the Closing Indebtedness being repaid in full at the Closing from the third-party creditors listed on Schedule 1.4(b)(ii)(C) (the “Company Payoff Letters”) and (ii) evidence of the release of all obligations of the Company and its Subsidiaries under the 2025 Notes, the 2026 Notes, the Senior Secured Notes Indenture and the Unsecured Notes Indenture, in each case of clauses (i) and (ii), including copies of the related lien and guarantee releases, discharges and other required terminations in connection therewith (or commitment to release, if applicable) (such evidence shall include, without limitation and to the extent applicable, UCC-3 terminations, Intellectual Property security agreement terminations, account control agreement terminations, mortgage releases and landlord waiver terminations, which, in each case, drafts of each shall be provided to Buyer at least three (3) Business Days prior to Closing) of, in each case, in customary form and substance reasonably satisfactory to Buyer;

(iii) deliver to Buyer evidence that the Supplemental Indentures have been executed and delivered by Seller and the Trustee, and remain in full force and effect;

(iv) deliver to the Company all books and records (including Tax Returns) and other property of the Company in Seller’s possession or under Seller’s control;

(v) deliver or cause to be delivered to Buyer a completed and executed IRS Form W-9 of Seller;

(vi) deliver to Buyer, an Intellectual Property Assignment Agreement (the “Intellectual Property Assignment Agreement”) in the form attached hereto as Exhibit A, executed by Seller and any of its applicable Subsidiaries;

(vii) deliver to Buyer evidence of renewal of the Company’s or its Subsidiaries’ agreements set forth on Schedule 1.4(b)(vii); and

(viii) deliver to Buyer evidence of termination of agreements set forth on Schedule 1.4(b)(viii) without any further liability to the Company or any of its Subsidiaries.

1.5 Post-Closing Adjustment.

(a) Within ninety (90) days following the Closing Date, Buyer shall, or shall cause the Company to, prepare and deliver to Seller a statement (the “Closing Statement”) setting forth its calculation of the Cash Consideration and each of the components thereof. The Closing Statement shall be prepared in good faith in accordance with the terms of this Agreement, including, as applicable, the Accounting Principles, and the books and records of the Company and its Subsidiaries. During the thirty (30) days immediately following Seller’s receipt of the Closing Statement, the Company shall provide Seller and its representatives with reasonable access, during normal business hours and after reasonable advance notice, to the books and records of the Company for purposes of their review of the Closing Statement. The Closing Statement and the resulting calculation of the Cash Consideration shall become final and binding upon the parties hereto thirty (30) days following Seller’s receipt thereof unless Seller delivers written notice of its disagreement (a “Notice of Disagreement”) to Buyer prior to such date; provided that the Closing Statement and the resulting calculation of the Cash Consideration shall become final and binding upon the parties upon Seller’s delivery, prior to the expiration of the thirty (30) day period, of written notice to Buyer of its acceptance of the Closing Statement. Any Notice of Disagreement delivered pursuant to this Section 1.5(a) shall specify in reasonable detail the nature and amount of any disagreement so asserted and attach documentation supporting Seller’s calculations.

(b) If a timely Notice of Disagreement is delivered by Seller, then the Closing Statement (as revised in accordance with this Section 1.5(b)) and the resulting calculation of the Cash Consideration shall become final and binding upon the parties on the earlier of (i) the date any and all matters specified in the Notice of Disagreement are finally resolved in writing by Buyer and Seller and (ii) the date any and all matters specified in the Notice of Disagreement not resolved by Buyer and Seller are finally resolved in writing by the Arbiter (as defined below). The Closing Statement shall be revised to the extent necessary to reflect any resolution agreed to by Buyer and Seller or any final resolution determined by the Arbiter in accordance with this Section 1.5. During the thirty (30) days immediately following the delivery of a Notice of Disagreement or such longer period as Buyer and Seller may agree in writing, Buyer and Seller may attempt to resolve any differences which they may have with respect to any matter specified in the Notice of Disagreement, and all such discussions related thereto (unless otherwise agreed by Buyer and Seller) shall be governed by Rule 408 of the Federal Rules of Evidence and any applicable similar Law. At the end of such thirty (30) day period (or such longer period as Buyer and Seller may agree in writing), Buyer and Seller shall submit any and all matters (but only such matters) which remain in dispute and which were properly included in the Notice of Disagreement to a nationally-recognized independent accounting firm that is mutually selected by Buyer and Seller (the “Arbiter”) for review and resolution. Buyer and Seller shall instruct the Arbiter to, and the Arbiter, acting as an expert and not an arbitrator, shall make a final determination of the items included in the Closing Statement (to the extent such amounts are in dispute) based solely on written submissions by Buyer and Seller and in accordance with the guidelines and procedures set forth in this Agreement (i.e., not on the basis of an independent review). Buyer and Seller shall cooperate with the Arbiter during the term of its engagement. Buyer and Seller shall instruct the Arbiter not to, and the Arbiter shall not, assign a value to any item in dispute greater than the greatest value for such item assigned by Buyer, on the one hand, or Seller, on the other hand, or less than the smallest value for such item assigned by Buyer, on the one hand, or Seller, on the other hand. The Closing Statement and the resulting calculation of the Cash Consideration shall become final and binding on the parties hereto, if not already mutually agreed by Buyer and Seller, on the date the Arbiter delivers its final determination in writing to Buyer and Seller (which final determination shall be requested by Buyer and Seller to be delivered not more than thirty (30) days following submission of such disputed matters), and such final determination by the Arbiter shall not be subject to court review or otherwise appealable. The fees and expenses of the Arbiter pursuant to this Section 1.5(b) shall be borne by the Company, on the one hand, and Seller, on the other hand, based upon the percentage which the aggregate portion of the contested amount not awarded to Buyer and Seller, respectively, bears to the aggregate amount actually contested by such party. For example, if Seller claims the Cash Consideration is $1,000 greater than the amount determined by Buyer, and Buyer contests only $500 of the amount claimed by Seller, and if the Arbiter ultimately resolves the dispute by awarding Seller $300 of the $500 contested, then the costs and expenses of the Arbiter will be allocated 60% (i.e., 300 ÷ 500) to the Company and 40% (i.e., 200 ÷ 500) to Seller.

(c) If the Cash Consideration is greater than the Estimated Cash Consideration and the Fundamental Change Repurchase Date (as such term is defined in the Senior Secured Notes Indenture) has not yet occurred, within five (5) Business Days after the Closing Statement becomes final and binding in accordance with the terms hereof, the Company shall, and Buyer shall cause the Company to, make a payment to the Note Escrow Account of an amount equal to the amount by which the Cash Consideration exceeds the Estimated Cash Consideration (up to an excess equal to the amount of the Adjustment Escrow Amount) by wire transfer of immediately available funds for purposes of making an offer to repurchase the 2026 Notes and the 2025 Notes in accordance with Section 1.8; provided, that if the Fundamental Change Repurchase Date has occurred, the amount by which the Cash Consideration exceeds the Estimated Cash Consideration (up to an excess equal to the amount of the Adjustment Escrow Amount) shall instead be paid to Seller (and held in a deposit account subject to a control agreement in favor of the Consenting Noteholders) for the sole purpose of complying with mandatory repurchase requirements set forth in the Senior Secured Notes Supplemental Indenture with respect to any remaining 2025 Notes. If the Estimated Cash Consideration is greater than the Cash Consideration, within five (5) Business Days after the Closing Statement becomes final and binding in accordance with the terms hereof, Buyer and the Seller shall cause the Escrow Agent (including by delivering joint written instructions to the Escrow Agent) to make payment to Buyer (or its designees) of an amount equal to the lesser of (i) an amount equal to the amount by which the Estimated Cash Consideration exceeds the Cash Consideration, and (ii) the Adjustment Escrow Funds, in each case, from the Adjustment Escrow Account.

(d) Within five (5) Business Days after the Closing Statement becomes final and binding in accordance with the terms hereof and if the Fundamental Change Repurchase Date (as such term is defined in the Senior Secured Notes Indenture) has not yet occurred, Buyer and Seller shall cause the Escrow Agent (including by delivering joint written instructions to the Escrow Agent) to make a payment from the Adjustment Escrow Account to the Note Escrow Account of an amount equal to the remaining Adjustment Escrow Funds (if any) after any payments are made to Buyer pursuant to Section 1.5(c) (if any) by wire transfer of immediately available funds for purposes of making an offer to repurchase the 2026 Notes and the 2025 Notes in accordance with Section 1.8; provided, that if the Fundamental Change Repurchase Date has occurred, the remaining Adjustment Escrow Funds shall instead be released to Seller (and held in a deposit account subject to a control agreement in favor of the Consenting Noteholders) for the sole purpose of complying with mandatory repurchase requirements set forth in the Senior Secured Notes Supplemental Indenture with respect to any remaining 2025 Notes.

1.6 Withholding Rights. Notwithstanding anything in this Agreement to the contrary, Buyer or its designee and the Company shall be entitled to withhold and deduct from the consideration otherwise payable pursuant to this Agreement such amounts as Buyer or its designee or the Company are required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or non-U.S. Tax Law. If Buyer believes that any withholding of Tax is required with respect to the payment of the purchase price to Seller (other than due to Seller’s failure to deliver the form described in Section 1.4(b)(v)), then Buyer shall give written notice to Seller describing the basis for such withholding and Buyer shall provide Seller with a reasonable opportunity to provide any applicable certificate, form or documentation that would reduce or eliminate the requirement to deduct and withhold Tax with respect to such payment, and Buyer shall otherwise reasonably cooperate with Seller and take such steps as Seller may reasonably request to reduce or eliminate such withholding obligation to the extent permitted by applicable Tax Law. To the extent that amounts are so withheld and paid to the applicable Tax authority by the withholding party, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding were made.

1.7 Tax Escrow Account.

(a) In accordance with Section 1.4(a)(iii), at the Closing, Buyer shall deliver or cause to be delivered to the Escrow Agent the Tax Escrow Amount for deposit into the Tax Escrow Account. The Tax Escrow Account shall be an individual, separate account of the Escrow Agent that is used solely to hold the Tax Escrow Funds. The Tax Escrow Funds shall only be released from the Tax Escrow Account pursuant to the terms of this Agreement and the Escrow Agreement. The purpose of the Tax Escrow Account is to enable Seller to pay any and all of its Taxes that become due and payable by Seller as a result of the Contemplated Transactions. In furtherance thereof, (i) Seller shall inform the Escrow Agent and Buyer when Taxes resulting from the Contemplated Transactions are due, to which Tax authority such Taxes are due, and the amount of such Taxes, and any relevant wiring or transmission information (“Seller’s Notice”), and (ii) Seller and Buyer shall issue joint written instructions to the Escrow Agent in accordance with the Escrow Agreement directing the Escrow Agent to distribute all or any portion of the Tax Escrow Amount to such Tax authority within five (5) business days of Buyer’s receipt of any Seller’s Notice.

(b) After delivery of any Seller’s Notice, Seller shall provide to Buyer reasonable access, during regular business hours, in such a manner as to not interfere with the normal operation of Seller (subject to the execution of customary work paper access letters, if requested), to work papers and books and records relating to the preparation of such Seller’s Notice and to the employees of Seller and its Subsidiaries who are knowledgeable about the preparation of such Seller’s Notice, in each case, solely for the purpose of assisting Buyer and its Representatives in their review of such Seller’s Notice and the calculations contained therein. Seller shall consider in good faith any reasonable comments of Buyer to any Seller’s Notice and make any corresponding changes to such Seller’s Notice and potential adjustments to the calculation set forth therein that Seller reasonably deems appropriate based on Buyer’s proposed adjustments.

(c) If any portion of the Tax Escrow Funds remains in the Tax Escrow Account after Seller has paid all of its Taxes that have become due and payable by Seller as result of the Contemplated Transactions and the Fundamental Change Repurchase Date (as such term is defined in the Senior Secured Notes Indenture) has not yet occurred, then Buyer and Seller shall cause the Escrow Agent (including by delivering joint written instructions to the Escrow Agent) to make a payment from the Tax Escrow Account to the Note Escrow Account of an amount equal to the remaining Tax Escrow Funds (if any) after all payments are made to the applicable Tax authorities pursuant to this Section 1.7, by wire transfer of immediately available funds for purposes of making an offer to repurchase the 2026 Notes and the 2025 Notes in accordance with Section 1.8; provided, that if the Fundamental Change Repurchase Date has occurred, the remaining Tax Escrow Funds shall instead be released to Seller (and held in a deposit account subject to a control agreement in favor of the Consenting Noteholders) for the sole purpose of complying with mandatory repurchase requirements set forth in the Senior Secured Notes Supplemental Indenture with respect to any remaining 2025 Notes.

1.8 Notes Escrow Account.

(a) In accordance with Section 1.4(a)(iv), at the Closing, Buyer shall deliver or cause to be delivered to the Escrow Agent the Notes Escrow Amount for deposit into the Notes Escrow Account. The Notes Escrow Account shall be an individual, separate account of the Escrow Agent that is used solely to hold the Notes Escrow Funds. The Notes Escrow Funds shall only be released from the Notes Escrow Account pursuant to the terms of this Agreement and the Escrow Agreement. The purpose of the Notes Escrow Funds is to, on behalf of Seller, (a) fund the offer to repurchase all of the 2026 Notes in accordance with Section 15.02 of the Unsecured Notes Indenture and (b) fund the offer to repurchase all of the 2025 Notes in accordance with Section 15.02 of the Senior Secured Notes Indenture (it being acknowledged and agreed that certain 2025 Notes shall not be tendered in such repurchase offer pursuant to the Noteholder Support Agreement).

(b) As a result of the payment of a portion of the Notes Escrow Funds (which, as of the date hereof and based on certain assumptions that are subject to change, is currently estimated to be equal to $115,000,000) to the 2026 Noteholders, which payment is expected to occur on or around June 3, 2024, together with the payment of any other amounts to be made to the 2026 Noteholders concurrently with the payment of such portion of the Notes Escrow Funds as specified by the Unsecured Notes Indenture following a Fundamental Change (as such term is defined in the Unsecured Notes Indenture), which other amounts may be paid using amounts of the Notes Escrow Funds, the parties hereto hereby agree that the 2026 Notes shall be repurchased in full and no further amounts shall be owed by Seller or any other Person under the 2026 Notes or the Unsecured Notes Indenture in respect thereof, provided that all of the 2026 Noteholders accept the repurchase of the 2026 Notes pursuant to this Section 1.8(b). Notwithstanding the foregoing, if less then all of the 2026 Noteholders accept the repurchase of the 2026 Notes pursuant to this Section 1.8(b), the 2026 Notes held by such 2026 Noteholders who do not accept such repurchase shall remain outstanding and continue to be governed by the Unsecured Notes Indenture and the Unsecured Notes Supplemental Indenture, and the portion of the Notes Escrow Funds that would have otherwise been payable to such 2026 Noteholders with respect to such unrepurchased 2026 Notes shall instead be applied to the further repurchase of the 2025 Notes as set forth in Section 1.8(c).

(c) The amount that has been delivered as the Notes Escrow Amount pursuant to Section 1.4(a)(iv) for deposit in the Notes Escrow Account less the amounts to be paid as contemplated by Section 1.8(b) from the Notes Escrow Funds to the 2026 Noteholders shall be used to calculate the maximum principal amount of the 2025 Notes to be initially repurchased on or around June 3, 2024 using the Notes Escrow Funds (which, as of the date hereof and based on certain assumptions that are subject to change and presuming that all of the 2026 Noteholders accept the repurchase of the 2026 Notes pursuant to Section 1.8(b) as well as any other amounts of the Notes Escrow Funds paid in respect of the repurchase of the 2026 Notes, is estimated to be approximately $25,800,000) in accordance with the terms of the Senior Secured Notes Indenture in the event of a Fundamental Change (as such term is defined in the Senior Secured Notes Indenture), and Seller, in accordance with such terms of the Senior Secured Notes Indenture, shall make such payments of other amounts required to be made in connection with such repurchase, which other amounts may be paid using amounts of the Notes Escrow Funds, such that following the payment of the amounts to be paid for such initial repurchase of the 2025 Notes, a portion of the 2025 Notes shall remain outstanding (which, as of the date hereof and based on certain assumptions that are subject to change, is estimated to be approximately $31,427,000 in aggregate principal amount), the terms of which shall be governed by the 2025 Notes and the Senior Secured Notes Indenture and the Senior Secured Notes Supplemental Indenture (it being acknowledged and agreed that all of the 2025 Noteholders that have not signed the Noteholder Support Agreement will be repurchased in full with respect to their 2025 Notes to the extent such noteholders so elect and all of the 2025 Noteholders that have signed the Noteholder Support Agreement will be partially repurchased with respect to their 2025 Notes on a pro rata basis). In the event that any amounts remain outstanding of the Notes Escrow Funds, those amounts shall be used to offer to repurchase in part such anticipated outstanding amount of the 2025 Notes in accordance with the terms of the Senior Secured Notes Indenture in the event of a Fundamental Change (as such term is defined in the Senior Secured Notes Indenture).

(d) Buyer and Seller shall cause the Escrow Agent (including by delivering joint written instructions to the Escrow Agent) to release the Notes Escrow Funds to the applicable trustee or paying agent to effect the repurchase of up to all of the 2026 Notes and the initial partial repurchase of the 2025 Notes, respectively, in each case, on or around June 3, 2024 and in accordance with the foregoing provisions of this Section 1.8. For the avoidance of doubt, after the effectiveness of the Senior Secured Notes Supplemental Indenture, the remaining 2025 Notes will not be obligations of Buyer. Additionally, any repurchases of the 2025 Notes in accordance with this Article I will be made at a premium of 5.00% to the principal amount of such 2025 Notes.

ARTICLE II

REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY

As a material inducement to Buyer to enter into this Agreement and consummate the Contemplated Transactions, Seller, on behalf of the Company, hereby represents and warrants to Buyer as follows in this Article II, except as set forth in the Schedules (subject to Section 12.15), as of the date of this Agreement and as of the Closing Date:

2.1 Organization. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify and, solely with respect to the qualifications to do business in any such jurisdictions, any such failure to do so would not reasonably be expected to have a Material Adverse Effect. The Company possesses all requisite limited liability company power and authority necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to execute and consummate the Contemplated Transactions. The copies of the Company’s limited liability company agreement and certificate of formation which have been furnished to Buyer reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete. The minute books (containing the records of meetings of the equityholders, the board of managers and any committees of the board of managers) and record books of the Company are true, correct and complete in all material respects. The Company is not in default under or in violation of any provision of its operating agreement or certificate of formation in any material respect. Schedule 2.1 sets forth a list of all officers and managers of the Company and its Subsidiaries as of the date of this Agreement.

2.2 Authorization. The execution, delivery and performance of this Agreement and all of the other Transaction Agreements to which the Company is a party have been duly authorized by the Company, and no other act (corporate or otherwise) or other proceeding on the part of the Company is necessary to authorize the execution, delivery or performance of this Agreement or the other Transaction Agreements to which the Company is a party and the consummation of the Contemplated Transactions. This Agreement and all other Transaction Agreements to which the Company is a party or by which the Company is bound, when executed and delivered by the Company in accordance with the terms hereof and thereof, shall each constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors rights generally and (b) general principles of equity (collectively, the “Bankruptcy and Equity Exception”). Neither Seller nor the Company will require the approval of any court or any other Governmental Authority to consummate the Contemplated Transactions.

2.3 Noncontravention. Except as set forth on Schedule 2.3, the execution and delivery by the Company of this Agreement and all of the other Transaction Agreements to which the Company is a party and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and shall not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under (whether with or without the passage of time, the giving of notice or both), (c) result in the creation of any Lien upon the Company Interests or assets pursuant to, (d) give any third party the right to modify, terminate or accelerate any obligation under, (e) result in a violation of, or (f) except for compliance with the HSR Act, require any authorization, consent, approval, exemption or other action of or by or notice or declaration to, or filing with, any third party or any Governmental Authority pursuant to (i) the Company’s operating agreement, certificate of formation or other constituent documents (including trust instruments), (ii) any Law to which the Company is subject, or (iii) any Material Contract, lease, permit, order, judgment or decree to which the Company is subject. The Company is not a party to or bound by any written or oral agreement or understanding with respect to an Acquisition Transaction other than this Agreement and all other Transaction Agreements, and each such Person has terminated all discussions with third parties (other than with Buyer and its Affiliates) regarding any Acquisition Transaction.

2.4 Equity Interests and Related Matters; Title to Company Interests.

(a) The Company has duly authorized and approved each issuance of the Company’s Equity Interests. All of the Equity Interests of the Company were issued in compliance with applicable Law and any requirements set forth in the Company’s governing documents. No Equity Interests of the Company are subject to any preemptive rights, rights of first refusal or restrictions on transfer. Seller owns of record and beneficially 100% of the Equity Interests of the Company free and clear of all Liens (other than any restrictions under applicable securities Laws and Permitted Liens) and the Company Interests constitute all of the issued and outstanding membership interests of the Company. There are no outstanding or authorized options, warrants, contracts, calls, puts, rights to subscribe, conversion rights or other similar rights providing for the issuance, disposition or acquisition of any membership interests of the Company (other than this Agreement). There are no outstanding or authorized equity appreciation, phantom stock, profits interests, profit participation or similar rights with respect to the Company. Except for the governing documents of the Company listed on Schedule 2.4(a) and this Agreement, there are no member agreements, voting trusts, proxies or other contracts or understandings with respect to the voting, control or disposition of the Company’s Equity Interests. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of the Company Interests. No former direct or indirect holder of any Company Interests has any claim or rights against the Company or Seller that remains unresolved or to which the Company or Seller has or may have any liability and, to the Knowledge of the Company, no such claim is threatened. The Company has no obligation to make any investment (in the form of a loan, capital contribution or otherwise) in any Person.

(b) Schedule 2.4(b) correctly sets forth the name of each Subsidiary of the Company, the jurisdiction of its organization and the Persons owning the outstanding equity interests of such Subsidiary. Each Subsidiary of the Company is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and possesses all requisite power and authority necessary to own its properties and to carry on its businesses as now being conducted and as presently proposed to be conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business requires it to qualify and, solely with respect to the qualifications to do business in any such jurisdictions, any such failure to do so would not reasonably be expected be material to the Company and its Subsidiaries (taken as a whole).

(c) All of the equity interests of each Subsidiary of the Company is validly issued, fully paid and nonassessable, and, except as set forth on Schedule 2.4(c), all of the equity interests of each such Subsidiary is owned by the Company free and clear of all Liens (other than restriction under applicable securities Laws and Permitted Liens). There are no outstanding rights or options to subscribe for or to purchase any equity interests of any Subsidiary of the Company or any stock or securities convertible into or exchangeable for such equity interests. No Subsidiary of the Company is subject to any option or obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its equity interests or any warrants, options or other rights to acquire its equity interests. None of the equity interests of any Subsidiary of the Company is subject to, or was issued in violation of, any purchase option, call option, right of first refusal or offer, co-sale or participation right, preemptive right, subscription right or similar right.

(d) Except as set forth on Schedule 2.4(d), neither the Company nor any of its Subsidiaries owns or holds the right to acquire any equity interests or any other security or interest in any other Person or has any obligation to make any investment in any Person. The copies of each Subsidiary’s articles of incorporation and bylaws (or similar governing documents or operating agreements) which have been furnished to Buyer reflect all amendments made thereto at any time prior to the date of this Agreement and are true, correct and complete.

2.5 Financial Statements.

(a) Attached hereto as Schedule 2.5(a) are the following financial statements:

(i) the unaudited combined balance sheet of the Company and its Subsidiaries as of September 30, 2023 (the “Latest Balance Sheet”), and the related statements of income and cash flows (or the equivalent) for the nine (9)-month period then ended; and

(ii) the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022 and December 31, 2021, and the related statements of income and cash flows (or the equivalent) for the fiscal years then ended.

(b) The foregoing financial statements (including in all cases the notes thereto, if any) fairly present the financial condition of the Company and its Subsidiaries as of the respective dates thereof and the operating results, cash flows and retained earnings of the Company and its Subsidiaries for the periods covered thereby and have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, subject to the absence of footnote disclosures and changes resulting from normal year-end adjustments for recurring accruals (none of which footnote disclosures or changes would, alone or in the aggregate, be materially adverse to the business, operations, assets, Liabilities, financial condition, operating results, value, cash flow or net worth of the Company and its Subsidiaries taken as a whole). The reserves reflected in the financial statements referenced above are adequate, appropriate, specific and reasonable and have been calculated in a consistent manner in accordance with GAAP.

(c) The Company and its Subsidiaries have established and adhered to a system of internal accounting controls which is designed to provide assurance regarding the reliability of financial reporting. There has never been (i) any significant deficiency or weakness in any system of internal accounting controls used by the Company or its Subsidiaries, (ii) any fraud or other wrongdoing that involves any of the management or other employees of the Company or its Subsidiaries who have a role in the preparation of financial statements or the internal accounting controls used by the Company or its Subsidiaries or (iii) any claim or allegation regarding any of the foregoing.

(d) All accounts receivable of the Company and its Subsidiaries (including costs incurred and income recognized in excess of billings) (i) are bona fide and valid receivables arising from sales actually made or services actually performed, in each case, on an arm’s length basis, and were incurred in the ordinary course of business, (ii) are properly reflected on the Company’s books and records and balance sheets in accordance with GAAP consistently applied and (iii) are not subject to any setoffs, counterclaims, credits or other offsets, and are current and collectible and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Latest Balance Sheet (rather than in the notes thereto). Except as set forth on Schedule 2.5(d), no Person has any Lien on any accounts receivable or any part thereof, and no agreement for deduction, free goods or services, discount or other deferred price or quantity adjustment has been made by the Company or its Subsidiaries with respect to any accounts receivable other than in the ordinary course of business. There is no pending contest or dispute with respect to the amount or validity or any amount of any such accounts receivable.

2.6 Absence of Undisclosed Liabilities. Except as set forth on Schedule 2.6, neither the Company nor any of its Subsidiaries has any obligation or liability (whether accrued or not, absolute or contingent, asserted or unasserted, known or unknown, liquidated or unliquidated, due or to become due, fixed or unfixed, and regardless of when or by whom asserted, collectively, “Liabilities”) other than (a) Liabilities specifically reflected and adequately reserved on the Latest Balance Sheet, (b) Liabilities which have arisen after the date of the Latest Balance Sheet in the ordinary course of business (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, misappropriation, violation of Law or an Action), (c) obligations under contracts and commitments described on Schedule 2.11(a) or under contracts and commitments entered into in the ordinary course of business which are not required to be disclosed on Schedule 2.11(a) (but not Liabilities for any breach of any such contract or commitment) and (d) Liabilities incurred in connection with the execution, negotiation and delivery of this Agreement and the Contemplated Transactions.

2.7 No Material Adverse Effect; Ordinary Course of Business. Between December 31, 2022 and the date hereof, no fact, event or circumstance has occurred or arisen that, individually or in combination with any other fact, event or circumstance, has had or would reasonably be expected to have a Material Adverse Effect. Since December 31, 2022 through the date of this Agreement, other than in connection with the Contemplated Transactions or as set forth on Schedule 2.7, the Company has conducted its business only in the ordinary course of business.

2.8 Absence of Certain Developments. Except as set forth on Schedule 2.8 or as expressly contemplated by this Agreement, since December 31, 2022 through the date of this Agreement, neither the Company nor any of its Subsidiaries nor Seller (solely with respect to the Business) has:

(a) amended its operating agreement, certificate of formation or other organizational documents;

(b) issued or sold any Equity Interests or other equity securities, securities convertible into Equity Interests or other equity securities, or warrants, options or other rights to purchase Equity Interests or other equity securities;

(c) declared, set aside or made any payment or distribution of cash or other property to any of its equityholders with respect to their Equity Interests or otherwise, or purchased, redeemed or otherwise acquired any Equity Interests or other equity securities (including any warrants, options or other rights to acquire Equity Interests or other equity securities);

(d) entered into, amended or terminated any Material Contract, entered into any other material transaction, whether or not in the ordinary course of business or consistent with past practice, or changed in any significant respect any business practice (in anticipation of the Contemplated Transactions or otherwise);

(e) (i) acquired (by merger, consolidation, acquisition of stock or assets or otherwise) or organized any Person, (ii) acquired any rights, assets or properties other than in the ordinary course of business or (iii) acquired any Equity Interest or other securities of any Person;

(f) sold, assigned, transferred, leased or licensed any of its material tangible assets, except in the ordinary course of business;

(g) sold, assigned, transferred, leased, licensed or otherwise encumbered any Intellectual Property, other than non-exclusive licenses entered in the ordinary course of business;

(h) (1) disclosed any material Confidential Information, Trade Secret, or Personal Information (other than Personal Information that is publicly available business-to-business contact information) to any Person (other than pursuant to a written agreement with terms requiring that Person to maintain the confidentiality of, and preserving all rights of the Company in, such Confidential Information, Trade Secret, or Personal Information), (2) disclosed, licensed, released, delivered, escrowed or made available any source code or knowingly received any Confidential Information or Trade Secret of any Person in violation of any obligations of confidentiality; (3) taken or failed to take any action that could reasonably be expected to result in the loss, lapse or abandonment of any Intellectual Property or Confidential Information (except where there was a commercially reasonable decision by the Company or its applicable Subsidiary to take or not to take an action that resulted in such lapse or abandonment of Intellectual Property or Confidential Information, in each case, that was not material to or necessary for the operation of the Business);

(i) made any loans or Investments (other than advances to employees in the ordinary course of business);

(j) issued, created, incurred, assumed, guaranteed, endorsed or otherwise became liable or responsible with respect to (whether directly, contingently or otherwise) indebtedness for borrowed money, guaranteed any Liability of any other Person, or mortgaged or encumbered any of its assets (other than Permitted Liens) or permitted any of its assets to become subject to any Liens (other than Permitted Liens), other than indemnification obligations for intellectual property infringement entered in the ordinary course of business;

(k) (i) granted or promised any incentive awards, bonuses, change in control payments, deferred compensation, severance, retention, equity or equity based rights or other compensatory payments or benefits or increased any compensation, salary, bonus or fee increase to any current or former Company Employee with an annual compensation opportunity in excess of $150,000, (ii) made or granted any increase in compensation or benefits under any Plan, (iii) established, adopted, amended, modified or terminated any Plan, or any existing employment, transaction, retention, change in control or severance agreement or arrangement, (iv) established or adopted any new benefit or compensation plan, program, policy, agreement or arrangement or employment, severance, transaction, retention or change in control agreement or arrangement for the benefit of any current or former Company Employee (except in the ordinary course of business), (v) taken any action to accelerate the payment, funding, right to payment or vesting of any compensation or benefits, (vi) hired, terminated (other than for cause), furloughed or temporarily laid off any director, officer, employee or other individual service provider with an annual compensation opportunity in excess of $150,000, or (vii) (A) entered into, adopted, modified, extended or terminated any Labor Agreement or (B) recognized or certified any labor union, works council, or other labor organization or employee representative or group of employees as the bargaining representative for any Company Employee;

(l) implemented any plant closing or layoff of employees that could implicate the WARN Act;

(m) suffered any material damage, destruction or other casualty loss with respect to material property owned by the Company or waived any rights of material value;

(n) incurred, authorized or committed to make any capital expenditure (or series of related capital expenditures) that exceeds $50,000 in the aggregate;

(o) accelerated the collection of or discounted accounts receivable, billed for work not yet performed, delayed the payment of accounts payable or accrued expenses, delayed the purchase of supplies or delayed capital expenditures, repairs or maintenance except in the ordinary course of business;

(p) taken any action or failed to take any action that has had, or could reasonably be expected to have, the effect of accelerating to pre-Closing periods sales to customers or others that would otherwise be expected to occur after the Closing except in the ordinary course of business;

(q) changed its accounting policies or cash management practices or canceled any debts owed to it or claims held by it;

(r) (i) made or changed any election in respect of Taxes, (ii) adopted or changed any method of accounting or annual reporting, (iii) settled or compromised any federal, state, local or non-U.S. Tax Liability, claim or assessment, (iv) filed any amended Tax return, (v) entered into any closing agreement relating to any Tax, (vi) agreed to an extension or waiver of a statute of limitations period applicable to any Tax claim or assessment, (vii) failed to pay any Tax when due and payable, (viii) surrendered any right to claim a Tax refund or (ix) taken any other similar action relating to the filing of any Tax Return or the payment of any Tax;

(s) failed to maintain in full force and effect any insurance policy in effect, except for any policy replaced by a new or successor policy of substantially similar coverage;

(t) terminated, amended, failed to renew or preserve or failed to maintain in full force and effect (i) any material permit, except for amendments completed in the ordinary course of business, or (ii) any registration or application for any Intellectual Property (except where there was a commercial reason to do so); or

(u) made any material change to the operation or the security of, or any administrative, technical or physical safeguards related to, or any of the policies or procedures related to, any System or Personal Information, except as required by applicable Law; or

(v) agreed, whether orally or in writing, to do any of the foregoing.

2.9 Tangible Assets. The Company and its Subsidiaries have good and marketable title to, or a valid and enforceable interest in, all buildings, machinery, equipment, and other tangible assets used in or necessary for the conduct of the Business as presently conducted and as it was conducted in the twelve (12)-month period prior to the Closing, free and clear of all Liens (other than Permitted Liens). Each such tangible asset is free from defects (patent and latent), has been maintained in accordance with Law and normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.

2.10 Real Property. The Company does not own any real property. Schedule 2.10 sets forth the address of each Leased Real Property and a true and complete list of all Leases for each such Leased Real Property (including the date and name of the parties so such Lease document) as of the date of this Agreement. The Company has made available to Buyer true, correct and complete copies of each such Lease document. Except as set forth in Schedule 2.10, as of the date of this Agreement, with respect to each of the Leases: (a) such Lease is legal, valid, binding, enforceable and in full force and effect; (b) neither the Company or Subsidiary nor, to the Knowledge of the Company, any other party to the Lease is in breach or default under such Lease, and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Lease; (c) the Company or Subsidiary has not subleased, licensed or otherwise granted to any Person the right to use or occupy the such Leased Real Property or any portion thereof; and (d) the Company or Subsidiary has not collaterally assigned or granted any other security interest in such Lease or any interest therein. The Leased Real Property identified in Schedule 2.10 comprise all of the real property used or intended to be used in, or otherwise related to, the Business.

2.11 Contracts and Commitments.

(a) Except as set forth on Schedule 2.11(a), as of the date of this Agreement, neither the Company nor any of its Subsidiaries nor Seller (solely with respect to the Business) is a party to or bound by any of the following, whether written or oral:

(i) any pension, profit sharing, stock option, employee stock purchase or other plan, program, policy, agreement or arrangement providing for deferred or other compensation (including any bonuses or other renumeration and whether in cash or otherwise) to any current or former managers, officers, employees or other individual service providers or severance, change in control, or transaction related bonus agreements, programs, policies or arrangements;

(ii) any contract for the employment or service of any current manager, officer, employee or other individual service provider on a full-time, part-time, consulting or other basis providing for annual compensation opportunities in excess of $150,000;

(iii) any collective bargaining agreement or other contract with any union, works council, or other labor organization or employee representative (each, a “Labor Agreement”);

(iv) any contract under which the Company or its Subsidiaries has advanced or loaned money to, guaranteed an amount for the benefit of or made an Investment in any other Person;

(v) any agreement, promissory note or indenture relating to any Indebtedness or the guarantees thereof or the mortgaging, pledging, creating, granting or otherwise placing a Lien on any material asset or group of assets of the Company or its Subsidiaries;

(vi) any lease or agreement pursuant to which the Company or its Subsidiaries is lessee of or holds or operates any property, real or personal, owned by any other party, except for any lease of real or personal property under which the aggregate annual rental payments do not exceed $100,000;

(vii) any lease or agreement pursuant to which the Company or its Subsidiaries is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company or any of its Subsidiaries;

(viii) any contract or group of related contracts with the same party or group of affiliated parties the performance of which involves consideration in the aggregate in excess of $150,000, other than purchase and sales contracts, orders incurred in the ordinary course of business, and contracts responsive to clause (ii) above or clause (xiv) below;

(ix) any contract or agreement (A) relating to the licensing or granting of any rights or covenants with respect to, any Intellectual Property (whether granted to or by the Company or any of its Subsidiaries, or to or by Seller or any of its other Affiliates with respect to the Business), other than (1) non-exclusive licenses granted to the Company or any of its Subsidiaries in the ordinary course of business for generally available commercial, unmodified, “off the shelf” software used solely for the Company’s or its applicable Subsidiary’s own internal use for an aggregate fee, royalty or other consideration for any such software or group of related software licenses of no more than $100,000 (“Software Licenses”), (2) licenses for Open Source Software, (3) incidental non-exclusive licenses of Intellectual Property granted in the ordinary course of business that are ancillary to the overall subject matter of the contract or agreement, the primary purpose of which is something other than the grant of rights under Intellectual Property (“Ancillary Licenses”), (B) related to the acquisition, divestiture, or development of Intellectual Property (other than employee invention assignment agreements, consulting agreements, or contractor agreements, in each case, executed on the Company’s or its applicable Subsidiary’s standard form of agreement, which agreements, together with the Software Licenses and Ancillary Licenses, shall be deemed to be Material Contracts) or (C) affecting the Company’s or any of its Subsidiaries’ ability to use, enforce, or disclose any Company Intellectual Property or otherwise arising out of any Intellectual Property-related dispute (which shall include concurrent use agreements, settlement agreements and consent to use agreements);

(x) any contract or agreement with a term of more than six months which is not terminable upon less than thirty (30) days’ notice without penalty and involves a consideration in excess of $250,000 annually;

(xi) any contract or agreement regarding any material indemnification provided to or by the Company or any of its Subsidiaries;

(xii) any contract or agreement containing any of the following provisions enforceable against the Company: (A) most favored customer pricing covenants; (B) non-competition with any Person in any business; (C) prohibitions on engagement in any business in any market or geographic area or during any time period; (D) non-solicitation of clients or customers; (E) non-solicitation and/or non-hire of any individual that does not include exceptions for general solicitations or advertisements (other than those entered into in the ordinary course of business); (F) grants of exclusive rights, rights of first refusal, rights of first negotiation, or similar rights to any Person; (G) scheduled price reductions, customer credits or similar concessions; (H) commitments to future development or modifications of any of the Company’s Software (other than pursuant to commitments performed in the ordinary course of business under service level agreements, maintenance and support agreements); (I) revenue-sharing or commission obligations; or (J) obligation to purchase all or substantially all of the Company’s requirements of a particular product or service from a supplier or vendor, or otherwise containing “take or pay” or minimum purchase provisions;

(xiii) any settlement, conciliation or similar agreement with any Governmental Authority or other Person containing obligations yet to be performed or completed by either or both parties;

(xiv) any contract or agreement with any Material Customer or Material Supplier (except statements of work or purchase orders entered into in the ordinary course of business);

(xv) any contract or agreement, expected to generate receipts in excess of $100,000 during the Company’s current fiscal year, with (A) any Governmental Authority, (B) any prime contractor of a Governmental Authority in its capacity as a prime contractor to any Governmental Authority or (C) any subcontractor at any tier with respect to any agreement or contract of a type described in clauses (A) or (B) above; or

(xvi) any other agreement which is material to the Company’s operations or business prospects or involves a consideration in excess of $250,000 annually.

The descriptions of all contracts, leases, agreements and instruments identified on Schedule 2.11(a) together with the disclosures on Schedule 2.11(b) identify all amendments, waivers and other modifications to such agreements.

(b) Each of the contracts, leases, agreements and instruments set forth or required to be set forth on Schedule 2.11(a) (each, a “Material Contract”) is valid, binding and enforceable in accordance with its terms, and shall be in full force and effect without penalty in accordance with its terms upon consummation of the Closing (unless such Material Contract has expired in accordance with its terms). Except as set forth on Schedule 2.11(b), (i) the Company and its Subsidiaries has performed all obligations required to be performed by it under each Material Contract and (with or without the lapse of time or the giving of notice, or both) is not in breach or default thereunder, (ii) no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Company or its Subsidiaries under any Material Contract, (iii) neither the Company nor any Subsidiary has any present expectation or intention of not fully performing all of its obligations under a Material Contract, (iv) no Material Contract is currently subject to or is expected to be subject to cancellation, termination or any other material modification by the other party thereto or is subject to any penalty, right of set-off or other charge by the other party thereto for late performance or delivery, and (v) neither the Company nor any of its Subsidiaries has Knowledge of any breach or anticipated breach by the other parties to any Material Contract. There are no renegotiations of, or attempts or requests to renegotiate or outstanding rights to renegotiate, any terms of any of the Material Contracts.

(c) The Company has made available to Buyer true, correct and complete copies of each of the written contracts, leases, agreements and instruments and an accurate description of each of the oral arrangements, contracts and agreements which are referred to on Schedule 2.11(a), together with all amendments, waivers or other changes thereto.

2.12 Intellectual Property.

(a) Schedule 2.12(a) contains a complete and accurate description and list of all (i) registered or applied for Company Intellectual Property (including patents and patent applications, registered copyrights and copyright applications, registered trademarks and trademark applications, domain names, and social media accounts), and (ii) material unregistered Trademarks and Software included in the Company Intellectual Property, in each case, together with, as applicable, the title, owner(s), jurisdiction, and date of filing and registration. Each item of Company Intellectual Property is subsisting, in full force and effect, valid and enforceable. The Company and its Subsidiaries exclusively own and possess, or as of the Closing, will exclusively own and possess, all right, title and interest in and to all Company Intellectual Property, in each case, free and clear of all Liens other than Permitted Liens. There are no judgments or proceedings pending, and in the past three (3) years, there have not been any Action threatened in writing, or otherwise threatened, contesting the validity, ownership or enforceability of any of the Company Intellectual Property.

(b) The Company and its Subsidiaries own or have pursuant to a valid written contract or agreement sufficient rights to (and at the Closing, will own or have pursuant to a valid written contract or agreement sufficient rights to) all Intellectual Property used in or necessary for the conduct of the Business (together with the Company Intellectual Property, the “Business Intellectual Property”), free and clear of all Liens other than Permitted Liens. The Contemplated Transactions will not have an adverse effect on the Company’s or any of its Subsidiaries’ right, title or interest in and to any of the Business Intellectual Property and all Business Intellectual Property shall be owned, or available for use from a third party, by the Company and its Subsidiaries on terms and conditions immediately after the Closing identical to those under which such Business Intellectual Property was owned or available for use by the Company, its Subsidiaries, or the Business immediately before the Closing. After giving effect to the Intellectual Property Assignment Agreement, there is no Intellectual Property owned by Seller or any of its Affiliates (other than the Company or its Subsidiaries) that is Business Intellectual Property.

(c) The Company, its Subsidiaries, and the Seller Group are using and have used their reasonable best efforts (and implemented and maintained commercially reasonable measures) to protect the confidentiality of the confidential or proprietary Business Data (which shall include all Trade Secrets included in the Company Intellectual Property or otherwise Processed in connection with the Business). Each Person who has participated in the authorship, conception, creation, reduction to practice, or development of any Intellectual Property for or in connection with the Business have entered into written contracts or agreements providing for (i) the confidentiality and non-disclosure by such Person of all such Business Data and (ii) the assignment by such employee or Person (by way of a present grant of assignment or otherwise by operation of law as work for hire) to the Company or one of its Subsidiaries of all right, title, and interest in and to such Intellectual Property, arising out of such Person’s employment by, engagement by, or contract with the Company or any of its Subsidiaries. No such material Business Data has been disclosed or authorized to be disclosed to any Person, other than in the ordinary course of business pursuant to a written, appropriate confidentiality and non-disclosure contract or agreement. No Person is in violation of any contract or agreement referenced in this Section 2.12(c).

(d) Except as set forth on Schedule 2.12(d), (i) there is not and have not been any Actions pending or, threatened in writing (or communications set or received) or to the Knowledge of the Seller, verbally, by or against the Company, any of its Subsidiaries, or the Seller Group with respect to Intellectual Property (including with respect to the validity, infringement, misappropriation, conflict with, use, ownership or enforceability of any Intellectual Property) including any demand or request to license any rights from a third party or any unsolicited offer to license a patent, and, there is no basis for any such Action, (iii) neither the Company, any of its Subsidiaries, the Seller Group, nor the conduct of the Business, has infringed, misappropriated, violated or conflicted with, or is infringing, misappropriating, or conflicting with, any Intellectual Property of any Person, and (iv), the Company Intellectual Property has not been infringed, misappropriated, violated or conflicted by any Person.

(e) No source code for Software included in the Company Intellectual Property (including Company Software) has been disclosed, licensed, released, escrowed, or made available to any Person and no Person has been granted any rights thereto or agreed to disclose, license, release, deliver, or otherwise grant any right thereto under any circumstance. No event has occurred, and no circumstance or condition exists that will, or would reasonably be expected to, result in a requirement that any such source code be disclosed, licensed, released, distributed, escrowed or made available to or for, or any other grant of any right be made with respect thereto, any Person. No source code for Software included in the Company Intellectual Property (including Company Software) uses, incorporates, or is integrated, bundled, or distributed with any Open Source Software or any derivative thereof in a manner that would under any circumstances (i) require the Company, its Subsidiaries, or the Seller Group to distribute (or condition any grant of rights on the distribution of) any source code for any Software included in the Company Intellectual Property (including Company Software) to any third party, (ii) require or create obligations for the Company, its Subsidiaries, or the Seller Group to grant, or purport to grant, or condition any grant of rights upon the granting, to any third party any rights or immunities under any Company Intellectual Property (including conditional licenses, patent non-asserts or patent licenses), or (iii) impose (or require or condition any grant of rights upon the imposition of) any present economic limitations on the Company’s, its Subsidiaries’, or the Seller Group’s commercial exploitation thereof. With respect to any Open Source Software that the Company, its Subsidiaries and the Seller Group uses, or has used, in any way in connection with any source code for Software included in the Company Intellectual Property (including Company Software), the Company, its Subsidiaries, and the Seller Group each comply and have complied, in all material respects, with all applicable licenses with respect thereto. None of Seller or any of its Affiliates (other than the Company and its Subsidiaries) have possession of any, and the Company and its Subsidiaries have sole possession of all, source code for Software included in the Company Intellectual Property (including Company Software).

2.13 Information Technology, Cybersecurity and Data Matters.

(a) Except as provided on Schedule 2.13(a), all Systems (i) are free from any Malicious Code, (ii) are fully functional and operate and run in a reasonable and efficient business manner, (iii) are sufficient for the current and currently contemplated needs of the Business, including as to capacity and ability to meet current peak volumes and anticipated volumes in a timely manner and (iv) conform in all material respects to the specifications and purposes thereof. There have been no Security Incidents in the past three (3) years. In the past three (3) years, each of the Company, its Subsidiaries and the Seller Group has taken commercially reasonable steps to safeguard the internal and external integrity and security of the Systems and any Business Data or Personal Information that such Systems Process. The Contemplated Transactions will not have an adverse effect on the Company’s or any of its Subsidiaries’ ownership or use from a third party of the Systems, and the Systems shall be owned, or available for use from a third party, by the Company and its Subsidiaries on terms and conditions immediately after the Closing identical to those under which such Systems were owned or available for use by the Company, its Subsidiaries and the Seller Group immediately before the Closing.

(b) Each of the Company, its Subsidiaries and the Seller Group has and maintains a plan for the continuance of its Systems in the event of any unplanned interruption in service or unavailability of the Systems used by it. In the past three (3) years, the Systems of the Company have remained fully operational at all times during Systems continuity and disaster recovery plan testing, which testing takes place no less frequently than once every twelve (12) months.

(c) Each of the Company, its Subsidiaries and the Seller Group is, and in the past three (3) years has been, in compliance with all applicable Data Laws and Requirements and has taken commercially reasonable measures to protect and maintain the privacy and security of all Personal Information Processed in connection with the Business. For the past three (3) years, all Personal Information Processed by the Company or any of its Subsidiaries, or on behalf of the Company, any of its Subsidiaries, the Seller Group, or otherwise in connection with the Business, has been Processed in accordance with applicable contracts and as required by applicable Data Laws and Requirements and has been used by the Company, its Subsidiaries and the Seller Group only for the purposes for which it was initially collected. In the past three (3) years none of the Company, any of its Subsidiaries nor the Seller Group has received written notice of any Action with respect to any Data Laws and Requirements or any Security Incident. In the past three (3) years, none of the Company, any of its Subsidiaries or the Seller Group has provided (or been required to provide under Data Laws and Requirements) any notices to any Person regarding Personal Information (including in connection with any Security Incident). The consummation of the Contemplated Transactions does not and will not violate or breach any of the Data Laws and Requirements. Except as set forth on the attached Schedule 2.13(c), (i) there is not and has not, in the past three (3) years, been any Actions pending or threatened in writing (or communications sent or received) or to the Knowledge of Seller, orally, by or against the Company, any of its Subsidiaries or the Seller Group with respect to any Data Laws and Requirements or Security Incident and there is no basis for any such Action.

2.14 Litigation. Except as set forth on Schedule 2.14, with respect to the Business, there are no (and, during the past three (3) years, there have not been any) Actions pending or, to Company’s Knowledge, threatened against or affecting the Company or any of its Subsidiaries (or to Company’s Knowledge, pending or threatened against any of the officers, managers, independent contractors, consultants, other individual service providers, or employees of the Company with respect to their activities for or on behalf of the Company), or pending or threatened by the Company or any of its Subsidiaries against any Person, at law or in equity, or before or by any Governmental Authority (including any Actions with respect to the Contemplated Transactions). None of the Company or any of its Subsidiaries, or any asset thereof, or any of their respective assets to the extent related to the Business, is subject to any grievance or arbitration proceeding under any Labor Agreements or otherwise or any governmental investigation, audit, or inquiry. The foregoing includes Actions pending or threatened involving the prior employment or engagement of any of the Company’s employees, independent contractors, consultants or other individual service providers, their use in connection with the Business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers or contracting entities. The Company and its Subsidiaries are not subject to any judgment, settlement, award, order, injunction or decree involving any Governmental Authority or other Person containing obligations yet to be performed or completed by the Company.

2.15 Compliance with Laws. Except as set forth on Schedule 2.15:

(a) The Company and its Subsidiaries are, and for the past three (3) years have been, in compliance in all material respects with all applicable Laws relating to the operation of the Business and the maintenance and operation of its properties and assets. In the past three (3) years, the Company has not received any written or to the Company’s Knowledge verbal notice, and no Actions have been initiated against, the Company or any of its Subsidiaries alleging or pertaining to a violation of any such Laws relating to the operation of the Business and the maintenance of its properties and assets.

(b) The Company, its Subsidiaries, and their respective employees and to the Company’s Knowledge, their contractors (including its professional interpreters) hold and are in material compliance with all material permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations of all non-U.S., federal, state and local Governmental Authorities required for the conduct of its business and the ownership of its properties, and Schedule 2.15(b) sets forth a list of all of such material permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations. No terminations, suspensions, adverse modifications, revocations, or cancellations of any of the foregoing is pending or, to the Knowledge of the Company, threatened. All of such permits, licenses, bonds, approvals, accreditations, certificates, registrations and authorizations are valid and in full force and effect and will be available for use by the Company and its Subsidiaries immediately after the Closing.

2.16 Certain Business Practices. Except as set forth on Schedule 2.16:

(a) None of the Company, any Subsidiary thereof, nor any of their respective directors, managers, or officers, or, to the Company’s Knowledge, any employees, agents or representatives thereof has in the past three (3) years offered, paid, promised to pay, or authorized the payment of any money or any other thing of value to any Person (i) with the intention of inducing improper conduct on the part of the recipient, (ii) acceptance of which would violate the policies of the recipient’s employer or cause the recipient to breach a duty owed to his or her employer, or (iii) to otherwise secure an undue or improper advantage for the Company or any Subsidiary, in the case of the foregoing clauses (i) – (iii), in violation of any Anti-Corruption Law.

(b) None of the Company, any Subsidiary thereof, nor, any of their respective directors, managers, officers, or, to the Company’s Knowledge, any employees agents or representatives thereof in the past three (3) years (i) has been or is a Sanctioned Person, (ii) has (acting for or on behalf of the Company or any Subsidiary) transacted business with or for the benefit of a Sanctioned Person or otherwise violated applicable Sanctions, or (iii) has committed a violation of any applicable Ex-Im Law.

(c) To the Company’s Knowledge, none of the Company nor any of its Subsidiaries has been, in the last three (3) years, the subject of any allegation, voluntary disclosure, government investigation, prosecution, or enforcement action related to any Anti-Corruption Laws, Sanctions Ex-Im Laws, or relevant Company policies, procedures, and internal controls related to the foregoing.

2.17 Environmental Matters. Except as set forth on Schedule 2.17:

(a) The Company is, and during the past three (3) years has been, in compliance in all material respects with all Environmental Laws and all permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations required thereunder.

(b) The Company has not received any notice or report, nor is the Company subject to any pending, or to the Company’s Knowledge, threatened Action, in each case regarding any actual or alleged material violation of, or any material Liabilities under, Environmental Laws.

(c) The Company (nor any other Person to the extent giving rise to Liability for the Company) has not treated, stored, disposed or arranged for disposal of, transported, handled, released or exposed any Person to, or owned or operated any property or facility contaminated by, any Hazardous Material, in each case so as to give rise to any material Liabilities for the Company pursuant to any Environmental Laws.

(d) Seller and the Company have provided to Buyer all material environmental assessments, audits and reports regarding the Company’s facilities and operations in their possession.

2.18 Employees.

(a) Schedule 2.18(a) correctly sets forth (redacted where required by applicable Law) the (i) name or employee ID, (ii) job title, (iii) work location, (iv) start date, (v) annual salary or hourly wage (as applicable), (vi) overtime exemption status (for United States based employees), (vii) full-time or part-time status, (viii) visa status (including type and sponsoring entity), and (ix) accrued but unused vacation and sick time of all current Company Employees as of the date hereof, and for each such Company Employee who is absent from active employment as of the date of this Agreement (including as a result of leave of absence or disability), the anticipated date of return to active employment. No employees of Seller or its Affiliates, other than the Company Employees, have devoted more than half (1/2) of their respective working time to the business of the Company during the prior twelve (12) months (or such shorter period as they have worked for Seller or its Affiliates) or are otherwise key to the business of the Company or its Subsidiaries. Except as set forth on Schedule 2.18(a), each current Company Employee as of the date hereof has job duties that are primarily or exclusively dedicated to the business of the Company. Except as contemplated by the Transition Services Agreement, the Company Employees are sufficient in number and skill to operate the Business in substantially the same manner as conducted by Seller and its Affiliates (including the Company) prior to the Closing.

(b) Except as set forth on Schedule 2.18(b), (i) neither the Company nor Seller has Knowledge that any executive of the Company or key Company Employee or any group of Company Employees has any plans to terminate employment with the Company; (ii) the Company and Seller and its Affiliates, with respect to the Business, have complied for the past three (3) years in all material respects and are in compliance in all material respects with all Laws relating to labor, employment, personnel, and employment practices (including provisions thereof relating to employment or labor standards, terms and conditions of employment, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), overtime, equal opportunity, independent contractors, contingent workers, collective bargaining, labor relations, industrial relations, unions, affirmative action, harassment, sexual harassment, discrimination, retaliation, plant closures and layoffs (including the WARN Act), workers’ compensation, workplace safety, occupational health and safety, pay equity, pay transparency, restrictive covenants, disability rights or benefits, employee leave issues, employee trainings and notices, employment or unemployment insurance, immigration (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas) and the withholding and payment of social security and other Taxes) and are not liable for any material assessments, penalties or other sums for failing to comply with any such Laws; and (iii) there is no, and during the past three (3) years has been no, Action pending, outstanding, or to the Knowledge of the Company, threatened, nor is there any order, injunction, ruling, writ, decree, decision, settlement, award, direction or conviction currently registered or outstanding against or in respect of the Company or its Subsidiaries or Seller and its Affiliates, with respect to the business of the Company, under or in respect of or in connection with any Laws relating to labor, employment, personnel, or employment practices.

(c) Neither the Company or its Subsidiaries nor Seller or its Affiliates is party to, or bound by, any Labor Agreement, and no Company Employees are represented by any labor union, works council, or other labor organization or employee representative or group of employees with respect to their employment. To the Company’s Knowledge, no organizing or decertification activities are underway, threatened, or have occurred within the past three (3) years and no other question concerning representation exists. The Company has not made any commitments to, entered into any collective bargaining agreements or other labor contracts with, or conducted negotiations with any labor union, labor organization or association, or employee representative or group of employees with respect to any employees of the Company or any Company Employees within the past three (3) years. No strike, picketing, handbilling, work stoppage or slowdown, lockout, unfair labor practice charge or other material labor dispute, grievance, arbitration, or disruption involving or affecting the Company is underway or, to the Company’s Knowledge, threatened, and no such dispute or disruption has occurred within the past three (3) years.

(d) To the Company’s Knowledge, no Company Employee or individual, independent contractor or consultant of the Company or Seller or its Affiliates, with respect to the business of the Company, is in violation of any noncompete, nonsolicitation, nondisclosure, confidentiality, restrictive covenant, employment, consulting or similar agreement or fiduciary duty or common law nondisclosure obligation owed to (i) the Company or Seller or its Affiliates, or (ii) any third party with respect to such person’s right to be employed or engaged by the Company or Seller and its Affiliates.

(e) Schedule 2.18(c) sets forth the bonuses paid to the Company’s officers and employees in respect of the fiscal year ended December 31, 2022, and the maximum bonus which may be earned by such officers and employees in respect of the fiscal year ending December 31, 2023.

(f) Except as set forth on Schedule 2.18(f): (i) the Company is, and for the past three (3) years has been, in material compliance with Laws respecting the proper classification and treatment of all individuals providing services to the Company or its Subsidiaries or Seller and its Affiliates, with respect to the Business, as independent contractors or other non-employee service providers; and (ii) except as would not result in any material Losses for the Company, the

Company, its Subsidiaries and Seller and its Affiliates, with respect to the Business, have paid all wages, salaries, bonuses, commissions, wage premiums, fees, expense reimbursement, severance and termination payments and other compensation that has come due and payable to all current and former employees, consultants, independent contractors, and other individual service providers pursuant to any Law, contract or policy. With respect to this transaction, any labor or employment related notice, information, consultation or bargaining obligation owed to any labor union, works council, or other labor organization or employee representative or employee under any Law or contract has been fully and timely satisfied. Within the ninety (90) days prior to Closing, neither the Company nor Seller and its Affiliates, with respect to the Business, have implemented any plant closing or layoff of employees that could implicate the WARN Act, nor are any such actions currently contemplated, planned or announced.

(g) In the past three (3) years, the Company, its Subsidiaries, and Seller and its Affiliates, with respect to the Business, have reasonably investigated all sexual harassment, or other harassment, discrimination or retaliation allegations of which any of them was aware. With respect to each such allegation (except those the Company or Seller and its Affiliates reasonably deemed to not have merit), the Company or Seller or its respective Affiliate has taken reasonable corrective action. To the Company’s Knowledge, no such allegations are expected to result in material liability.

2.19 Employee Benefit Plans.

(a) Schedule 2.19(a) sets forth a complete and correct list of each material Plan, other than employee offer letters that do not materially deviate from the form of letter provided for review or employment agreements for non-U.S. based employees that do not contain any contractual notice above 90 days or severance provisions, and separately designates each Plan sponsored by the Company (such Plan, a “Company Plan”) excluding each of (i) any “at will” employment offer letters and employment agreements that do not include severance, retention, change in control, acceleration, or notice of termination provisions and that do not materially deviate from the representative forms of such offer letters and employment agreements made available to Buyer, (ii) individual forms of equity award grant notice and agreements that do not materially deviate from the representative forms made available to Buyer and (iii) any individual consulting or independent contractor agreement which is terminable upon 30 days’ notice or less without payment of any penalty or termination fee. No Company Plan covers employees of Seller or any of its Affiliates (other than the Company Employees and other service providers of the Company). For purposes of this Agreement, a “Plan” is each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), each employment, transaction, retention, change of control, termination, severance, separation, individual consulting, individual independent contractor, retirement, welfare, accident, disability, fringe benefit, vacation or paid time off, bonus, commission, incentive, stock option, stock purchase, restricted stock unit, stock appreciation, phantom equity or other equity or equity-based compensation, deferred compensation and each other benefit or compensation plan, program, policy, agreement or arrangement in each case that is either (i) maintained, sponsored, or contributed (or required to be contributed) to by the Company, to which the Company is a party, or, under or with respect to which the Company has any Liability, or (ii) maintained, sponsored, or contributed (or required to be contributed) to by the Seller or any of its Affiliates for the benefit of Company Employees or other individual service providers of the Company.

(b) The Company does not have any Liability under any Plan or otherwise to provide post-employment, post-ownership or post-service medical, health, life insurance or other welfare-type benefits to current or future retired or terminated employees or to any other Person (except for continued benefit coverage required to be provided under COBRA or similar state law for which the covered Person pays the full cost of coverage). Neither the Company nor any ERISA Affiliate has incurred (whether or not assessed) or is reasonably expected to incur or be subject to any Tax or other penalty under Sections 4980B, 4980D, 4980H, 6721 or 6722 of the Code.

(c) No Plan is, and neither the Company nor any Person that, together with the Company, at any relevant time would be treated as a single employer under Section 414 of the Code (each, an “ERISA Affiliate”) maintains, sponsors, contributes (or is required to contribute) to, or has any Liability under or with respect to, any: (i) “defined benefit plan” (as defined in Section 3(35) of ERISA, whether or not subject to ERISA) or any other plan that is or was subject to Title IV or Section 302 of ERISA or Section 412 or 430 of the Code; (ii) “multiemployer plan” (as defined in Section 3(37) of ERISA); (iii) multiple employer welfare arrangement (as defined in Section 3(40) of ERISA); or (iv) multiple employer plan as described in Section 413(c) of the Code. The Company has no Liability on account of at any time being considered a single employer with any other Person under Section 414 of the Code.

(d) With respect to the Plans, all payments, premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the Closing shall have been made or properly accrued on the Latest Balance Sheet. None of the Plans has any unfunded Liabilities which are not reflected on the Latest Balance Sheet. Without limiting the generality of the other provisions of this Section 2.19, with respect to each Plan that is subject to the Laws of a jurisdiction other than the United States (whether or not United States law also applies) (a “Non-U.S. Plan”): (i) each Non-U.S. Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities, and (ii) no Non-U.S. Plan is a “defined benefit plan” (as defined in ERISA, whether or not subject to ERISA).

(e) The Plans and all related trusts, insurance contracts and funds have been established, maintained, funded and administered in compliance in all material respects with their terms and with the applicable provisions of ERISA, the Code, and the requirements of other applicable Laws. There has been no non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) or breach of fiduciary duty (as determined under ERISA) with respect to any Plan. There are no Actions (other than routine claims for benefits) pending or threatened with respect to any Plan, nor is there any basis for or any fact or circumstance that could reasonably be expected to give rise to any such Action.

(f) Each Plan intended to be qualified under Section 401(a) of the Code is so qualified, has received a current favorable determination or opinion letter from the Internal Revenue Service, and there are no circumstances that could adversely affect the qualified status of any such Plan.

(g) With respect to each Plan listed on Schedule 2.19(a), the Company has provided Buyer with true and complete copies of, as applicable: (i) the plan document (and all amendments thereto) or a written description of the terms of any unwritten Plan; (ii) all related trust agreements, insurance policies and contracts, and other funding arrangements; (iii) the most recent Internal Revenue Service determination or opinion letter; (iv) the most recently filed IRS Form 5500 (with all schedules and attachments thereto); (v) the most recent summary plan description (and all summaries of material modification thereto); (vi) the nondiscrimination testing results for the most recently completed plan year; and (vii) any non-routine correspondence within the preceding three (3) years to or from a Governmental Authority with respect to such Plan.

(h) Except as set forth on Schedule 2.19(h), neither the execution or delivery of this Agreement nor the consummation of the Contemplated Transactions, either alone or in combination with another event, could (i) increase the amount or value of, any compensation or benefits (whether in cash, property, the vesting of property or otherwise) to any current or former Company Employee, (ii) result in or cause any acceleration of the time of payment or vesting of any compensation or benefits (including funding of compensation or benefits through a trust or otherwise) to any current or former Company Employee, (iii) result in any severance, termination or similar types of payments or benefits to any current or former Company Employee, (iv) result in any forgiveness of indebtedness of any current or former Company Employee, (v) limit or restrict the ability of the Company or its Subsidiaries to merge, amend or terminate any Company Plan, or (vi) result in any “parachute payment” (as such term is defined in Section 280G of the Code) to any current or former Company Employee.

(i) Each Plan that constitutes in any part a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) has been established, operated and maintained at all times in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder and no amount under any such Plan has been or could reasonably be expected to be, subject to the interest or additional Tax under Section 409A of the Code.

2.20 Insurance. Schedule 2.20 contains a true and complete list of all material insurance policies held by the Company and its Subsidiaries (the “Insurance Policies”) as of the date of this Agreement, indicating in each case the type of coverage, the insurer, the expiration date of each policy, the amount of coverage and the policy number. The Company has made available to Buyer true and complete copies of all such Insurance Policies. Each Insurance Policy is in full force and effect and shall remain in full force and effect in accordance with its terms following the Closing. The Company and its Subsidiaries are current with all premiums or other payments due under the Insurance Policies and have otherwise complied in all respects with all of their obligations under each Insurance Policy. The Company and its Subsidiaries have given timely notice to its insurers of all material claims currently pending that are insured under the Insurance Policies, and, to the Company’s Knowledge, insurance coverage of such currently pending claims has not been denied by any insurer.

2.21 Tax Matters. Except as set forth on Schedule 2.21:

(a) The Company and its Subsidiaries have duly and timely filed, or caused to be duly and timely filed, all material Tax Returns required to be filed by it on or before the Closing Date. Each such Tax Return has been prepared in compliance with all applicable Laws, and all such Tax Returns are true, correct and complete in all material respects. All material Taxes due and payable by the Company and its Subsidiaries have been timely paid in full (whether or not shown or required to be shown on any Tax Return). The unpaid material Taxes of the Company of its Subsidiaries did not, as of the date of the Latest Balance Sheet, exceed the Tax Liability accrued on the Latest Balance Sheet and will not exceed such accrual as adjusted for the passage of time through the Closing Date in accordance with past custom and practice of the Company and its Subsidiaries in filing its Tax Returns.

(b) The Company and its Subsidiaries have deducted, withheld and timely paid to the appropriate Governmental Authority all material Taxes required by Law to be deducted, withheld or paid by it in connection with amounts paid or owing to, or allocated to, any employee, independent contractor, creditor, owner, equityholder, member or other third party, and the Company or its Subsidiaries have timely and accurately complied with all reporting and record keeping requirements related thereto, including filing of Forms W–2 and 1099s (or other applicable forms).

(c) There are no Liens for Taxes (other than Permitted Liens) upon any of the Company Interests or the assets of the Company or its Subsidiaries. No Governmental Authority has threatened in writing that it is in the process of imposing any Lien for Taxes on the Company Interests or assets of the Company or its Subsidiaries.

(d) Neither the Company nor its Subsidiaries have waived any statute of limitations with respect to any Taxes, agreed to any extension of time for filing any Tax Return that has not been filed, or consented to extend the period in which any Tax may be assessed or collected by any Tax authority and no such request to waive or extend is outstanding. The Company and its Subsidiaries do not have any currently effective agreement or waiver that would have the effect of extending any applicable statute of limitations in respect of any of its Tax Liabilities.

(e) No deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Tax has been proposed, asserted or assessed by any taxing authority against the Company or its Subsidiaries. No issue has been raised by any Governmental Authority in connection with an audit or examination of any Tax Return which, if raised with regard to any other Tax Return not so audited or examined, would reasonably be expected to result in a proposed deficiency with respect to the period covered by such other Tax Return.

(f) The Company and its Subsidiaries are not subject to any current, pending or, to the Company’s Knowledge, proposed or threatened Tax audit or examination, Tax claim or Tax proceeding. The Company and its Subsidiaries have not received from any federal, state, local, or non-U.S. taxing authority (including jurisdictions where the Company and its Subsidiaries have not filed Tax Returns) (i) any written notice indicating an intent to open an audit or other review, (ii) any request for information related to Tax matters, or (iii) any notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any taxing authority against any such entity.

(g) No claim has ever been made by a Governmental Authority in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns that the Company or its Subsidiaries are or may be subject to taxation by that jurisdiction.

(h) The Company and its Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, (ii) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (iii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law) executed on or prior to the Closing Date, (iv) installment sale or open transaction disposition made on or prior to the Closing Date, or (v) prepaid amount received or deferred revenue accrued on or prior to the Closing Date.

(i) The Company and its Subsidiaries have not adopted as a method of accounting, or otherwise accounted for any material advance payment or prepaid amount under, (A) the “deferral method” of accounting described in Rev. Proc. 2004-34, 2004-22 IRB 991 (or any similar method under state, local or non-U.S. Law) or (B) the method described in Treasury Regulation Section 1.451-5(b)(1)(ii) (or any similar method under state, local or non-U.S. Law).

(j) None of the Company or its Subsidiaries has been a member of an Affiliated Group filing a consolidated Tax Return or of any affiliated, consolidated, combined, or unitary group, as defined under applicable state, local or non-U.S. Law, nor does the Company or its Subsidiaries have any Liability for the Taxes of any Person (other than the Company) under Treasury Regulation Section 1.1502-6 (or any similar provision of Law), as a transferee or successor, by contract, or otherwise.

(k) The Company and its Subsidiaries are not a party to any agreement, contract, arrangement or plan that has resulted or could result, separately or in the aggregate, in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding provision of state, local or non-U.S. Law).

(l) The Company and its Subsidiaries are not partners or members of any partnership, limited liability company treated as a partnership for federal income tax purposes or joint venture, or any other entity classified as a partnership for federal income tax purposes.

(m) The Company and its Subsidiaries are not, nor have they been a party to any “reportable transaction,” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2).

(n) The Company and its Subsidiaries are not subject to Tax in any jurisdiction outside the United States by virtue of (i) having a permanent establishment or other place of business or (ii) having a source of income in that jurisdiction.

(o) The Company and its Subsidiaries have properly collected and remitted all material sales and similar taxes with respect to sales made to its customers or has properly received and retained any appropriate tax exemption certificates and other documentation for all sales made without charging or remitting sales or similar taxes that qualify such sales as exempt from sales and similar taxes.

(p) The Company and its Subsidiaries maintain no obligations to indemnify, gross-up or reimburse any individual for any Taxes or related interest or penalties incurred by such individual, including under Sections 409A or 4999 of the Code.

(q) The Company and each of its Subsidiaries is and at all times since the acquisition of the Company by Seller has been a disregarded entity for U.S. federal and applicable state and local income Tax purposes, and no election has been made (or is pending) for the Company or any of its Subsidiaries to be classified as an association taxable as a corporation.

2.22 Brokerage and Transaction Bonuses. Except as set forth on Schedule 2.22, there are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the Contemplated Transactions based on any arrangement or agreement binding upon Seller, the Company or any of their Affiliates. Except as set forth on Schedule 2.22 or as expressly contemplated by this Agreement, there are no transaction, change in control or special bonuses, severance or other similar compensation (discretionary or otherwise) payable to any employee of the Company or its Subsidiaries in connection with or arising out of the Contemplated Transactions.

2.23 Affiliate Transactions. Except as set forth on Schedule 2.23, no officer, equityholder, employee, manager or Affiliate of the Company, the Company’s Subsidiaries or, to the Company’s Knowledge, any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with or is indebted to or is owed amounts from the Company or any of its Subsidiaries or any of the Company’s or any of its Subsidiaries’ material customers or suppliers or has any interest in any assets or property related to, developed for, used in, necessary for, or otherwise material to the Business (including any Intellectual Property). Schedule 2.23 contains a description of all intercompany services provided to or on behalf of the Company or any of its Subsidiaries by Seller or any of its Affiliates (other than the Company and its Subsidiaries) and the costs associated therewith. Except as set forth and described on Schedule 2.23, none of the assets, tangible or intangible, or properties (including any Intellectual Property or Systems) that are related to, developed for, used in, necessary for, or otherwise material to the Business are owned by any Seller or their Affiliates (other than the Company and its Subsidiaries) or, to the Company’s Knowledge, any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person owns any beneficial interest.

2.24 Customers and Suppliers. Schedule 2.24 sets forth (a) a list of the Company’s top twenty (20) customers (on a consolidated basis) (by gross revenues generated from sales and services provided to such customers) (collectively, the “Material Customers”) and (b) a list of the Company’s top ten (10) suppliers (on a consolidated basis) (by aggregate cost of products and/or services purchased from such suppliers) (collectively, the “Material Suppliers”), for the fiscal year ended December 31, 2022 and for the nine (9)-month period ended September 30, 2023. The Company or its Subsidiaries has not received any written notice from any such customer to the effect that, and neither the Company, its Subsidiaries nor Seller has any Knowledge that, any such customer will stop, decrease the rate of, or change the terms (whether related to payment, price or otherwise) with respect to, buying products and/or services from the Company or its Subsidiaries (whether as a result of the consummation of the Contemplated Transactions or otherwise). The

Company or its Subsidiaries has not received any written notice from any such supplier to the effect that, and neither the Company, its Subsidiaries nor Seller has any Knowledge that, any such supplier will stop, decrease the rate of, or change the terms (whether related to payment, price or otherwise) with respect to, supplying materials, products or services to the Company or its Subsidiaries (whether as a result of the consummation of the Contemplated Transactions or otherwise). There are no suppliers of products or services to the Company or its Subsidiaries that are material to the Business with respect to which practical alternative sources of supply are not generally available on comparable terms and conditions in the marketplace.

2.25 Bank Accounts; Names and Locations. Schedule 2.25 lists all of the Company’s and its Subsidiaries’ bank accounts (designating each authorized signatory and the level of each signatory’s authorization). Except as set forth on Schedule 2.25, during the five-year period prior to the execution and delivery of this Agreement, neither the Company nor any of its predecessors has used any other name or names under which it has invoiced account debtors, maintained records concerning its assets or otherwise conducted business.

2.26 Healthcare Regulatory Matters.

(a) The Company is, and for the past three (3) years has been, in compliance in all material respects with all Healthcare Laws. No Action alleging a violation of, or liability or potential responsibility under, or any citation for material noncompliance with, Healthcare Laws has been initiated or filed against the Company or any of its Subsidiaries at any time during the past three (3) years, nor has the Company or any of its Subsidiaries received any written or, to the Company’s Knowledge, verbal notice or communication from any Governmental Authority alleging any violation or noncompliance in any material respect or material liability of, the Company or any of its Subsidiaries under any applicable Healthcare Law. There is no Action pending or, to the Knowledge of the Company, threatened, with respect to the termination or suspension of the participation by the Company or its Subsidiaries in any Governmental Health Program.

(b) Neither the Company, its Subsidiaries, nor any of their current respective directors, officers, managers, managing employees (as such term is defined in 42 U.S.C. § 1320a-5(b)) employees or, to the Knowledge of the Company, independent contractors is or has been in the past three (3) years: (i) debarred, excluded, or suspended from participating in any Governmental Health Program; (ii) subject to a civil monetary penalty assessed under Section 1128A of the Social Security Act in connection with any material violation of any Governmental Health Program requirement; (iii) listed on the General Services Administration published list of parties excluded from federal procurement programs and non-procurement programs; or (iv) convicted of or entered a plea of guilty or nolo contendere to any criminal or civil offense relating to the delivery of any item or service under a Governmental Health Program. To the Knowledge of the Company, neither the Company, its Subsidiaries, nor any of their current respective directors, officers, mangers, managing employees (as such term is defined in 42 U.S.C. § 1320a-5(b)), employees or independent contractors are named in a U.S. Attorney complaint made or any other action taken pursuant to the False Claims Act or any qui tam action.

(c) The Company and its Subsidiaries are, and for the past three (3) years have been, in compliance in all material respects with HIPAA. The Company and its Subsidiaries have implemented reasonable physical, technical and administrative safeguards to protect “protected health information” or “PHI” (as defined under HIPAA), including (i) conducting an enterprise-wide HIPAA security risk analysis and implementing appropriate corrective action to address any material vulnerabilities identified as a result of any security risk analysis required by HIPAA; (ii) implementing a HIPAA compliance program that consists of written policies and procedures; (iii) training its “workforce” (as defined by HIPAA) with respect to the Company’s obligations under HIPAA; and (iv) entering into contracts satisfying, in all material respects, the requirements of 45 C.F.R. § 164.504(e) with each “covered entity” and “subcontractor” (as defined by HIPAA) when required by HIPAA. To the Company’s Knowledge, neither the Company nor its Subsidiaries has in the past three (3) years (1) experienced a “breach” of “unsecured PHI” (as defined by HIPAA); nor (2) received written notice, or, to the Company’s Knowledge, verbal complaints, or audit requests from any Governmental Authority or other Person regarding uses or disclosures of PHI or its alleged failure to comply with HIPAA or any other Healthcare Law applicable to PHI. The Company and its Subsidiaries have, in the past three (3) years (x) obtained written permission prior to engaging in the de-identification of client PHI provide data aggregation services; (y) de-identified all PHI in accordance with HIPAA regulations; and (z) not sold, licensed, or otherwise commercialized any PHI.

(d) For the past three (3) years, the Company and its Subsidiaries have established and maintained a compliance program reasonably designed to promote compliance with Healthcare Laws and ethical standards.

(e) The Company and its Subsidiaries do not employ, contract with, or otherwise engage any healthcare professionals to provide services on behalf of the Company or its Subsidiaries.

2.27 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any of its Subsidiaries.

2.28 Sufficiency of Assets. Upon (a) the purchase and acquisition of the Company Interests in accordance with this Agreement and (b) the receipt by Buyer of the services and other rights to be provided by Seller and its Affiliates to Buyer under the Transition Services Agreement, Buyer shall own or have the right to use, directly or indirectly, immediately following the Closing, the assets, properties, rights and services necessary and sufficient to (i) operate the Business immediately following the Closing in all material respects as the Business is current conducted and has been conducted for the past twelve (12) months and (ii) perform Buyer’s obligations as of immediately following the Closing under the Transition Services Agreement. No controlled Affiliate of Seller other than the Company and the Company’s Subsidiaries participates in the operation of the Business.

2.29 No other Representations or Warranties of the Company. Except as expressly set forth in this Article II and Article III, any certificate entered into in connection with this Agreement or any other Transaction Agreement, none of the Company, its Affiliates or any of their respective Representatives or any other person makes or have made any other representation or warranty, express or implied, at law or in equity, in respect of Company or the Contemplated Transactions, including with respect to (a) any other information made available (orally or in writing) to Buyer or its Affiliates or (b) any other matter, as the case may be. Any such other representation or warranty is hereby expressly disclaimed by the Company and Seller.

ARTICLE III

REPRESENTATIONS AND WARRANTIES CONCERNING SELLER

As a material inducement to Buyer to enter into this Agreement and consummate the Contemplated Transactions, Seller hereby represents and warrants to Buyer as follows in this Article III as of the date of this Agreement and as of the Closing Date:

3.1 Authorization; Board Approval; Requisite Stockholder Approval.

(a) Authorization. Seller possesses all requisite power and authority necessary to carry out the Contemplated Transactions, subject only to the Requisite Stockholder Approval. Seller’s execution, delivery and performance of this Agreement and all other Transaction Agreements to which Seller is a party have been duly authorized by Seller, subject only to the Requisite Stockholder Approval. This Agreement and all other Transaction Agreements to which Seller is a party or by which Seller is bound, when executed and delivered by Seller in accordance with the terms hereof, shall each constitute a valid and binding obligation of Seller, enforceable in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception. The assignments, endorsements, unit powers and other instruments of transfer delivered by Seller to Buyer at the Closing are sufficient to transfer Seller’s entire interest, legal and beneficial, in the Company Interests owned by Seller. Seller has full power and authority to convey good and marketable title to all of the Company Interests owned by Seller, and upon transfer to Buyer of the Company Interests, Buyer will receive good and marketable title to the Company Interests, free and clear of all Liens (other than restrictions under applicable securities Laws). Neither Seller nor the Company will require the approval of any court or any other Governmental Authority to consummate the Contemplated Transactions.

(b) Board Approval. The Seller Board has: (i) unanimously resolved that the entry by Seller into this Agreement and the consummation of the Contemplated Transactions are expedient and in the best interests of Seller and its stockholders, and declared it advisable and in Seller’s best interests to enter into this Agreement and perform its obligations hereunder, (ii) unanimously approved (A) the execution and adoption of this Agreement and the other Transaction Agreements and the consummation of the Contemplated Transactions and (B) the performance by Seller of its covenants and other obligations hereunder on the terms and subject to the conditions set forth in this Agreement, subject to the Requisite Stockholder Approval, and (iii) unanimously resolved to provide the Seller Board Recommendation, subject to the provisions of Section 5.8.

(c) Requisite Stockholder Approval. Except for the affirmative vote in favor of the Contemplated Transactions by the holders of a majority of the issued and outstanding shares of common stock of Seller entitled to vote thereon, voting together as a single class in person or by proxy at the Seller Stockholder Meeting (the “Requisite Stockholder Approval”), no other corporate proceedings on the part of Seller or its Subsidiaries are necessary to approve or adopt this Agreement under applicable Law and to consummate the Contemplated Transactions in accordance with the terms hereof.

3.2 Title to Company Interests. Seller owns of record and beneficially the Company Interests, and Seller has good and marketable title to such Company Interests, free and clear of all Liens (other than restrictions under applicable securities Laws and Permitted Liens). Seller is not a party to (a) any option, warrant, purchase right or other contract or commitment (other than this Agreement) that could require Seller to sell, transfer or otherwise dispose of any Equity Interests of the Company or (b) except for the governing documents of the Company listed on Schedule 2.4(a) and this Agreement, any voting trust, proxy, or other agreement or understanding with respect to the voting of any Equity Interests of the Company. At the Closing, Seller shall sell, transfer and convey the Company Interests to Buyer free and clear of all Liens (other than restrictions under applicable securities Laws). Seller does not own any other equity interests of the Company, securities, instruments or rights convertible into equity interests of the Company or options, warrants or other rights to acquire equity interests of the Company.

3.3 Noncontravention. The execution and delivery by Seller of this Agreement and all of the other Transaction Agreements to which Seller is a party and the fulfillment of and compliance with the respective terms hereof and thereof by Seller do not and shall not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under (whether with or without the passage of time, the giving of notice or both), (c) result in the creation of any Lien upon the Company Interests pursuant to, (d) give any third party the right to modify, terminate or accelerate any obligation under, (e) result in a violation of, or (f) except for compliance with the HSR Act, require any authorization, consent, approval, exemption or other action of or by or notice or declaration to, or filing with, any third party (assuming receipt of the Requisite Stockholder Approval) or any Governmental Authority (other than the SEC in connection with Requisite Stockholder Approval) pursuant to (i) Seller’s charter documents, bylaws or other constituent documents (including trust instruments), if applicable, (ii) any Law to which Seller is subject, or (iii) any material agreement, instrument, license, permit, order, judgment or decree to which Seller is subject. Seller is not a party to or bound by any written or oral agreement or understanding with respect to an Acquisition Transaction other than this Agreement and all other Transaction Agreements, and Seller has terminated all discussions with third parties (other than with Buyer and its Affiliates) regarding any Acquisition Transaction.

3.4 Litigation. There are no Actions pending or, to Seller’s Knowledge, threatened against or affecting Seller, at law or in equity, which would adversely affect Seller’s performance under this Agreement or the consummation of the Contemplated Transactions.

3.5 Financial Statements.

(a) Attached hereto as Schedule 3.5 are the following financial statements:

(i) the audited combined balance sheet of Seller and its Subsidiaries (including the Company) as of December 31, 2022 and December 31, 2021, and the related statements of income and cash flows (or the equivalent) for the fiscal years then ended; and

(ii) the unaudited combined balance sheet of Seller and its Subsidiaries (including the Company) as of September 30, 2023 (the “Seller Latest Balance Sheet”), and the related statements of income and cash flows (or the equivalent) for the nine (9)-month period then ended.

(b) The foregoing financial statements (including in all cases the notes thereto, if any) fairly present the financial condition of Seller and its Subsidiaries as of the respective dates thereof and the operating results of Seller and its Subsidiaries for the periods covered thereby and have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, subject, in the case of the Seller Latest Balance Sheet, to the absence of footnote disclosures and changes resulting from normal year-end adjustments for recurring accruals (none of which footnote disclosures or changes would, alone or in the aggregate, be materially adverse to the business, operations, assets, Liabilities, financial condition, operating results, value, cash flow or net worth of Seller and its Subsidiaries taken as a whole). The reserves reflected in the financial statements referenced above are adequate, appropriate and reasonable and have been calculated in a consistent manner.

3.6 Absence of Undisclosed Liabilities. Except as set forth on Schedule 3.6, Seller and its Subsidiaries do not have any Liabilities other than (a) Liabilities specifically reflected and adequately reserved on the Seller Latest Balance Sheet, (b) Liabilities which have arisen after the date of the Seller Latest Balance Sheet in the ordinary course of business (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, violation of Law or an Action), and (c) obligations under contracts and commitments described on Schedule 2.11(a) or under contracts and commitments entered into in the ordinary course of business which are not required to be disclosed on Schedule 2.11(a) (but not Liabilities for any breach of any such contract or commitment).

3.7 Solvency.

(a) Seller is not entering into this Agreement or the Contemplated Transactions with the intent to hinder, delay or defraud either present or future creditors.

(b) After giving effect to the Contemplated Transactions, at and immediately after the Closing, (i) Seller will be solvent (in that both the fair value of its assets will not be less than the sum of its debts and that the present fair saleable value of its assets will not be less than the amount required to pay its probable liability on its existing debts as they mature or become due in the ordinary course of business), (ii) Seller will have adequate capital and liquidity with which to engage in its businesses and (iii) Seller will not have incurred and does not plan to incur debts beyond its ability to pay as they mature or become due in the ordinary course of business.

3.8 No Seller Insolvency Event. (a) Seller has not (i) voluntarily commenced any case, proceeding or action or filed any petition seeking relief under Title 11 of the United States Code, Sections 101 et. seq. or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar law (collectively, a “Bankruptcy Event”), (ii) consented to the institution of, or failed to contravene in a timely and appropriate manner, any such Bankruptcy Event or the filing of any such petition, (iii) applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator or similar official for Seller or any Subsidiary, as applicable, or for a substantial part of its property or assets, (iv) filed an answer admitting the material allegations of a petition filed against it in any Bankruptcy Event, (v) made a general assignment for the benefit of creditors or (vi) taken any action or entered into any agreement for the purpose of effecting any of the foregoing; (b) there has not been commenced against Seller any case, proceeding, action or petition that would constitute a Bankruptcy Event or any other action of a nature referred to in the foregoing clause (a) above; (c) there has not been commenced against Seller any case, proceeding, action or petition seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets; and (d) Seller has not taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above (collectively, a “Seller Insolvency Event”).

3.9 No other Representations or Warranties of Seller. Except as expressly set forth in Article II and this Article III, any certificate entered into in connection with this Agreement or any other Transaction Agreement, none of Seller, its Affiliates or any of their respective Representatives or any other person makes or have made any other representation or warranty, express or implied, at law or in equity, in respect of Seller, the Company, the Company’s Subsidiaries or the Contemplated Transactions, including with respect to (a) any other information made available (orally or in writing) to Buyer or its Affiliates or (b) any other matter, as the case may be. Any such other representation or warranty is hereby expressly disclaimed by Seller and the Company.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES CONCERNING BUYER

As a material inducement to Seller and the Company to enter into this Agreement and consummate the Contemplated Transactions, Buyer hereby represents and warrants to Seller and the Company as follows as of the date of this Agreement and as of the Closing Date:

4.1 Organization. Buyer is a limited liability company validly existing and in good standing under the Laws of the State of Delaware. Buyer has all requisite power and authority to execute and deliver this Agreement and the other Transaction Agreements to which Buyer is a party, and to perform its respective obligations hereunder and thereunder.

4.2 Authorization. The execution, delivery and performance by Buyer of this Agreement and all of the other Transaction Agreements to which Buyer is a party and the consummation of the Contemplated Transactions have been duly and validly authorized by Buyer, and no other act or proceeding on the part of Buyer, its board of managers (or equivalent body) or equityholders is necessary to authorize the execution, delivery or performance of this Agreement and all of the other Transaction Agreements to which Buyer is a party and the consummation of the Contemplated Transactions. This Agreement and all other Transaction Agreements to which Buyer is a party or by which Buyer is bound, when executed and delivered by Buyer in accordance with the terms hereof, shall each constitute a valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

4.3 Noncontravention. The execution and delivery by Buyer of this Agreement and all of the other Transaction Agreements to which Buyer is a party and the fulfillment of and compliance with the respective terms hereof and thereof by Buyer do not and shall not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under (whether with or without the passage of time, the giving of notice or both), (c) give any third party the right to modify, terminate or accelerate any obligation under, (d) result in a violation of or (e) except for compliance with the HSR Act, require any authorization, consent, approval, exemption or other action of or by or notice or declaration to, or filing with, any third party or any Governmental Authority pursuant to (i) Buyer’s charter documents, bylaws or other constituent documents, (ii) any Law to which Buyer is subject or (iii) any material agreement, instrument, license, permit, order, judgment or decree to which Buyer is subject.

4.4 Litigation. There are no Actions pending or, to Buyer’s knowledge, threatened in writing against or affecting Buyer, at law or in equity, which would adversely affect Buyer’s performance under this Agreement or the consummation of the Contemplated Transactions.

4.5 Financing.

(a) Assuming the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (or waived), and subject to the terms and conditions of the Equity Commitment Letter, Buyer will have, as of the Closing, sufficient access to immediately available cash in an amount contemplated by the Equity Commitment Letter. Other than as expressly set forth in the Equity Commitment Letter, the Equity Financing, including the funding, investing or use of the full proceeds thereof, is not subject to any condition precedent or other contingency. As of the date of this Agreement, neither Buyer nor any counterparty to the Equity Commitment Letter has committed any breach of any of its covenants or other obligations set forth in, or is in default under, the Equity Commitment Letter. As of the date of this Agreement, no event has occurred or circumstance exists that (with or without notice or lapse of time, or both) would, or would reasonably be expected to, (i) constitute or result in a breach or default on the part of any party to the Equity Commitment Letter, (ii) constitute or result in a failure to satisfy any of the terms or conditions set forth in the Equity Commitment Letter required to be complied with or satisfied by the parties to the Equity Commitment Letter, or (iii) otherwise result in any portion of the Equity Financing not being available when required pursuant to the terms of the Equity Commitment Letter. As of the date of this Agreement, assuming satisfaction or waiver of the conditions to Buyer’s obligation to consummate the Closing pursuant to Section 7.1, and satisfaction or waiver of the conditions to Seller’s and the Company’s obligation to consummate the Closing pursuant to Section 7.2 (other than Section 7.2(a), Section 7.2(b) and Section 7.2(h)), Buyer has no reason to believe that (A) it will be unable to satisfy on a timely basis any term or condition of the Equity Commitment Letter to be satisfied by it; or (B) the Equity Financing will not be made available as of the Closing if the terms or conditions contained in the Equity Commitment Letter to be satisfied by it are satisfied.

(b) Concurrently with the execution of this Agreement, Buyer has delivered to Seller a true, correct and complete copy of the Equity Commitment Letter, pursuant to which the Guarantors have committed to invest in Buyer, directly or indirectly, the cash in the respective pro rata portions set forth therein, and on the terms and conditions, set forth therein (the “Equity Financing”). The Equity Commitment Letter provides that Seller is a third-party beneficiary of, and entitled to enforce, the Equity Commitment Letter, subject to the terms and conditions therein. As of the date of this Agreement, the Equity Commitment Letter, in the executed form delivered by Buyer to Seller, is in full force and effect, and constitutes the legal, valid and binding obligation of Buyer and the other parties thereto, as applicable, in accordance with its terms, except insofar as such enforceability may be limited by the Bankruptcy and Equity Exception.

(c) As of the date of this Agreement, (i) the Equity Commitment Letter and the terms of the Equity Financing have not been amended or modified prior to the date of this Agreement, (ii) other than as expressly contemplated by the Equity Commitment Letter, no amendment or modification is contemplated by Buyer or by any counterparty to the Equity Commitment Letter that would permit the parties to the Equity Commitment Letter to reduce the amount of the Equity Financing or impose new or additional conditions precedent to the availability of the Equity Financing or that would otherwise adversely affect the availability of the Equity Financing on the Closing Date, and (iii) the respective commitments contained in the Equity Commitment Letter have not been withdrawn, terminated, repudiated or rescinded in any respect, and no such withdrawal, termination, repudiation or rescission is contemplated. As of the date of this Agreement, there are no contracts, agreements, side letters or other written arrangements relating to the funding or use of the Equity Financing to which the Guarantors, Buyer or any of their respective Affiliates is a party that would permit the parties to the Equity Commitment Letter to reduce the amount of the Equity Financing, impose new or additional conditions precedent to the availability of the Equity Financing or that would otherwise adversely affect the availability of the Equity Financing on the Closing Date, other than as expressly contemplated by the Equity Commitment Letter.

(d) Notwithstanding anything to the contrary in this Agreement, Buyer acknowledges and agrees that in no event shall the receipt, grant, or availability of any funds or financing (including, for the avoidance of doubt, the Equity Financing) by Buyer or any Affiliate thereof or any other financing be a condition to any obligation of Buyer hereunder.

(e) Concurrently with the execution of this Agreement, Buyer has delivered to Seller a true, correct and complete copy of the Debt Commitment Letter.

4.6 Limited Guaranty. Concurrently with the execution of this Agreement, the Guarantors have delivered to Seller and the Company a duly executed Limited Guaranty. As of the date of this Agreement, the Limited Guaranty is in full force and effect and constitutes legal, valid and binding obligations of the Guarantors, enforceable against them in accordance with its terms, subject to the Bankruptcy and Equity Exception. As of the date of this Agreement, no event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of the Guarantors pursuant to the Limited Guaranty. The Guarantors have sufficient cash, available lines of credit, capital commitments or other sources of available funds to satisfy the full amount of their guaranteed obligations under the Limited Guaranty.

4.7 Solvency. Assuming (a) the truth and accuracy of the representations and warranties set forth in Article II and Article III, (b) the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (or waived) and (c) immediately prior to the Closing, the Company is solvent, then immediately after giving effect to the Contemplated Transactions, Buyer and each of its Subsidiaries (including the Company), on a consolidated basis, (a) will be able to pay their respective debts as they become due in the ordinary course of business and will own property that has a fair saleable value (measured on a going concern basis) greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities) as such debts become due in the ordinary course of business and (b) will have adequate capital to carry on their respective businesses contemplated as of the date of this Agreement (it being understood that for purposes of this sentence, the amount of any contingent liability shall be computed as the amount that would reasonably be expected to become an actual and matured liability). No transfer of property is being made and no obligation is being incurred in connection with the Contemplated Transactions with the intent to hinder, delay or defraud either present or future creditors of Buyer or its Subsidiaries (including the Company).

4.8 No Prior Activities. Buyer was formed solely for the purpose of engaging in the Contemplated Transactions. Except for Liabilities incurred in connection with its formation and the Contemplated Transactions, Buyer has not incurred, directly or indirectly, through any Subsidiary or Affiliate, any Liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person, in each case, other than as would not be expected to be material.

4.9 Restricted Securities. Buyer understands and acknowledges that: (a) none of the Company Interests have been registered or qualified under the Securities Act, or under any securities laws of any state of the United States or other jurisdiction, in reliance upon specific exemptions thereunder for transactions not involving any public offering; (b) all of the Company Interests constitute “restricted securities” as defined in Rule 144 under the Securities Act; (c) none of the Company Interests are traded or tradable on any securities exchange or over the counter; and (d) none of the Company Interests may be sold, transferred or otherwise disposed of unless a registration statement under the Securities Act with respect to such Company Interests and qualification in accordance with any applicable state securities laws becomes effective or unless such registration and qualification is inapplicable, or an exemption therefrom is available. Buyer is an “accredited investor” as defined in Rule 501(a) of the Securities Act.

4.10 Due Diligence Review. Buyer acknowledges that: (a) except for the specific representations and warranties made by the Company and Seller in Article II and Article III and any certificate entered into in connection with this Agreement or in any other Transaction Agreement, it is not relying upon any representation or warranty of Seller, the Company or any Affiliate, officer, director, employee, agent or advisor thereof, nor upon the accuracy of any record, projection or statement made available or given to Buyer in the performance of such investigation and (b) except for the specific representations and warranties made by the Company and Seller in Article II and Article III and any certificate entered into in connection with this Agreement or in any other Transaction Agreement, is not relying on any representation or warranty of any kind or nature whatsoever concerning or as to the accuracy or completeness of any projections, budgets, forecasts or other forward-looking financial information concerning the future revenue, income, profit or other financial results of the Business, Seller, the Company or its Subsidiaries. In furtherance of the foregoing, Buyer acknowledges and agrees that, except for the specific representations and warranties made by the Company and Seller in Article II and Article III and any certificate entered into in connection with this Agreement or in any other Transaction Agreement, no other representations and warranties of any kind or nature, expressed or implied, have been made by any Person in connection with the Contemplated Transactions. For the avoidance of doubt, nothing contained in this Section 4.10, shall in any manner limit any remedy of Buyer for Fraud.

4.11 Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the Contemplated Transactions based on any arrangement or agreement made by or on behalf of Buyer for which Seller could become liable.

4.12 No other Representations or Warranties of Buyer. Except as expressly set forth in this Article IV, the Limited Guaranty and the Equity Commitment Letter and any certificate entered into in connection with this Agreement, none of Buyer, its Affiliates or any of their respective Representatives or any other person makes or have made any other representation or warranty, express or implied, at law or in equity, in respect of Buyer or the Contemplated Transactions, including with respect to (a) any other information made available (orally or in writing) to Seller, the Company or their respective Affiliates or (b) any other matter, as the case may be. Any such other representation or warranty is hereby expressly disclaimed by Buyer.

ARTICLE V

CERTAIN COVENANTS

5.1 Seller Operation of Business. Notwithstanding anything in this Agreement to the contrary, from the date hereof until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Closing, except as otherwise contemplated by this Agreement, including pursuant to the Supplemental Indentures, as set forth on Schedule 5.1 or as otherwise approved in writing by Buyer, Seller will not incur any Indebtedness of the types set forth in clauses (i) or (ii) of the definition of Indebtedness.

5.2 Operation of Business. From the date hereof until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Closing, Seller will, and will cause each of the Company and each of the Company’s Subsidiaries to, use its reasonable best efforts to (i) conduct the Business in the ordinary course of business consistent with past practice, and (ii) keep available the services of its managerial employees, and preserve their goodwill and relationships with their customers, clients, suppliers, vendors and others doing business with them, except (A) as otherwise approved in writing by Buyer (which approval will not be unreasonably withheld, conditioned or delayed), (B) as otherwise expressly contemplated by this Agreement, including the activities of Seller and the Company pursuant to Section 5.6 and Section 5.8, (C) as required by appliable Law or (D) as set forth on Schedule 5.2. From the date hereof until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Closing, except (i) as set forth on Schedule 5.2, (ii) as otherwise expressly contemplated by this Agreement, including the activities of Seller and the Company pursuant to Section 5.6 and Section 5.8, or pursuant to the Supplemental Indentures, (iii) as otherwise approved in writing by Buyer (which approval will not be unreasonably withheld, conditioned or delayed), or (iv) as required by applicable Law, neither the Company nor any of its Subsidiaries nor Seller (with respect to the Business) will:

(a) sell, assign, transfer, abandon, permit to lapse, license, sublicense, lease or subject to any Lien (other than a Permitted Lien), any material portion of the tangible properties or assets of the Company or any of its Subsidiaries or Seller (with respect to the Business), other than in the ordinary course of business or pursuant to the Supplemental Indentures (provided that any such liens on the Company Interests or the assets of the Company and its Subsidiaries will be released at or prior to the Closing);

(b) sell, assign, transfer, lease, license, sublicense, or otherwise encumber, any Intellectual Property, other than non-exclusive licenses granted in the ordinary course of business;

(c) disclose any Confidential Information, Trade Secret, or Personal Information (other than Personal Information that is publicly available business-to-business contact information) to any Person (other than pursuant to a written agreement with terms requiring that Person to maintain the confidentiality of, and preserving all rights of the Company in, such Confidential Information, Trade Secret, or Personal Information), (2) disclose, license, release, deliver, escrow or make available any source code or knowingly receive any Confidential Information or Trade Secret of any Person in violation of any obligations of confidentiality; (3) take or fail to take any action that could reasonably be expected to result in the loss, lapse or abandonment of any Intellectual Property or Confidential Information (other than (A) the expiration of Intellectual Property at the end of its maximum statutory term or (B) pursuant to a commercially reasonable decision by the Company or its applicable Subsidiary to take or not to take an action that will result in such lapse or abandonment of Intellectual Property or Confidential Information, in each case, that is not material to or necessary for the operation of the Business);

(d) make any material change to the operation or the security of, or any administrative, technical or physical safeguards, or any of the policies or procedures related to, any System or Personal Information, except as required by applicable Law;

(e) (i) terminate, modify, waive any rights under or amend any Material Contract or (ii) enter into any new contract that would be required to be set forth on Schedule 2.11(a) if entered into prior to the date hereof;

(f) (A) increase the compensation (including equity or equity-based compensation), incentive arrangements, or other benefits to any Company Employee, except increases in base compensation to non-officer Company Employees in the ordinary course of business or as required by law, (B) enter into any new employment, incentive, severance, change of control, deferred compensation or similar agreement or arrangement with any Company Employee or (C) take any action to accelerate the timing, funding or vesting of any payment or benefit (including equity or equity-based compensation) to any Company Employee;

(g) (A) negotiate, modify, extend, terminate or enter into any Labor Agreement applicable to the Business or (B) recognize or certify any labor union, works council, or other labor organization or group of employees as the bargaining representative for any Company Employees;

(h) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reduction, work schedule changes or other actions that could implicate the WARN Act;

(i) hire, engage, terminate (without cause), furlough, or temporarily layoff any Company Employee with an annual base salary in excess of $150,000;

(j) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any Company Employee;

(k) issue any Equity Interests, ownership interests, shares of capital stock, phantom equity, stock appreciation rights or other equity security of the Company or any of its Subsidiaries or any security, right, option or warrant convertible into or exercisable or exchangeable for any such equity interests, ownership interests, shares of capital stock or other equity security of the Company or any of its Subsidiaries;

(l) adjust, split, combine, reorganize, recapitalize or reclassify, or declare, set aside or pay any dividend or other distribution in respect of the Equity Interests of the Company or any of its Subsidiaries;

(m) establish, enter into, terminate or amend (except amendments required to comply with changes in applicable Law) any Company Plan;

(n) acquire or agree to acquire in any manner (whether by merger or consolidation, the purchase of an Equity Interest in or a material portion of the assets of or otherwise) any business or any corporation, partnership, association or other business organization or division thereof or any other Person, or acquire any material assets;

(o) except as required by GAAP to be implemented during the period between the date of this Agreement and the Closing Date, change any of their accounting principles, policies or procedures;

(p) divest or dispose of, or agree to divest or dispose, in any manner a material portion of the properties or assets of the Company or any of its Subsidiaries or any member of the Seller Group (with respect to the Business);

(q) make any capital expenditures in excess of $250,000 in the aggregate or commitments therefor, except (A) in the ordinary course of business or (B) for such capital expenditures or commitments therefor that are reflected in the Business’ current budget;

(r) settle any Action or waive or forgive any amount owed to the Company where the amount paid exceeds $100,000;

(s) make or change any material Tax election, including any entity classification election for U.S. income tax purposes, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any Tax Return other than consistent with past practice, amend any Tax Return, file any claims for Tax refunds, enter into any pre-filing agreement, advance pricing agreement, cost sharing agreement or closing agreement in relation to Taxes, settle or compromise any Tax claim, audit or assessment, consent to any extension or waiver of the limitation period, incur any liability for Taxes outside the ordinary course of business, fail to pay any Tax that becomes due and payable, or surrender any material right to claim Tax refund, offset or other reduction in Tax Liability;

(t) authorize or effect any liquidation or other dissolution

(u) assume, guaranty or incur any Indebtedness of the types set forth in clauses (i) or (ii) of the definition of Indebtedness; or

(v) commit to do any of the foregoing.

5.3 Third-Party Notices and Consents. Seller and the Company shall give all required notices to third parties and use reasonable best efforts to obtain all required third-party consents.

5.4 HSR.

(a) Seller and Buyer will, as promptly as practicable, but in no event later than 10 Business Days following the execution and delivery of this Agreement, submit all filings required by the HSR Act (the “HSR Filing”), and thereafter provide any supplemental information requested in connection therewith. Seller and Buyer will furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission that is necessary under the HSR Act. Each of Seller and Buyer will promptly inform the other party of any material communication received by such party from any Governmental Authority in respect of the HSR Filing. Each of Seller and Buyer will: (i) use its respective reasonable best efforts to provide a reasonable response as expeditiously as possible with all requests of any Governmental Authority for additional information and documents, including information or documents requested under the HSR Act; (ii) not (A) extend any waiting period under the HSR Act or (B) enter into any agreement with any Governmental Authority not to consummate the Contemplated Transactions, except, in each case, with the prior consent of the other parties; and (iii) cooperate with the other and use reasonable best efforts to consummate the Contemplated Transactions by the Closing Date. Any such disclosures, rights to participate or provisions of information by one party to the other may be made on an outside-counsel-only basis and such material may be redacted as necessary to the extent required under applicable Law or as appropriate to protect confidential business information.

(b) Buyer will be responsible for all filing fees under the HSR Act, and each party will be responsible for its own fees and expenses incurred in responding to any requests for additional information.

5.5 Access. During the period from the date of this Agreement until the earlier of the valid termination of this Agreement pursuant to Article VIII and the Closing, Seller shall grant, and cause the Company and the Company’s Subsidiaries, officers, managers, directors, employees, attorneys, accountants and other agents to grant, to Buyer and its authorized Representatives and potential lenders, as well as their respective officers, employees, affiliates and other agents, reasonable access, during normal business hours and upon reasonable notice, to the personnel, properties, financial information, books and records of the Company and the Company’s Subsidiaries and Seller (to the extent related to the Business), except that Seller and the Company may restrict or otherwise prohibit such access to the extent that (a) any applicable Law requires Seller or the Company or any of the Company’s Subsidiaries to restrict or otherwise prohibit such access or (b) such access would give rise to a material risk of waiving any attorney-client privilege or work product doctrine; provided that, in the case that Seller or the Company would restrict access under any of clauses (a) or (b), Seller shall give notice to Buyer of the fact that Seller or the Company is withholding such access and thereafter Seller and the Company shall reasonably cooperate with Buyer to allow the disclosure of such information (or as much of it as possible) in an appropriate substitute disclosure arrangement or otherwise in a manner that would not violate any of clauses (a) or (b). Any investigation conducted pursuant to the access contemplated by this Section 5.5 will be conducted in a manner that does not unreasonably interfere with the conduct of the businesses of Seller, the Company and the Company’s Subsidiaries. Any access to the properties of Seller, the Company and the Company’s Subsidiaries will be subject to Seller’s, the Company’s and the Company’s Subsidiaries’ reasonable security measures and insurance requirements, as applicable, and will not include the right to perform invasive testing. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Buyer or any of its Representatives or any third party in connection with any investigation conducted pursuant to the access contemplated by this Section 5.5. Notwithstanding anything in the Confidentiality Agreement to the contrary, the Confidentiality Agreement will automatically terminate and be of no further force or effect upon the Closing.

5.6 Financing Assistance; Equity Commitment Letter.

(a) Prior to the Closing, Seller shall provide, and shall cause the Company and each Subsidiary of the Company to provide, and shall use reasonable best efforts to cause its and their respective Seller Related Parties to provide such cooperation in connection with the arrangement of the Debt Financing as may be required by the terms of the Debt Commitment Letter (for the avoidance of doubt, in the executed form provided to Seller by Buyer on the date of this Agreement) and reasonably requested by Buyer, including to (i) make available to Buyer, its advisors and its Debt Financing Sources such financial and other pertinent information regarding the Company and each Subsidiary as may be reasonably requested by Buyer, its advisors or its Debt Financing Sources, including (I) the financial statements and other information necessary to satisfy the conditions set forth in paragraph 6 of Exhibit C of the Debt Commitment Letter and (II) such information as is necessary to allow Buyer, its advisors and its Debt Financing Sources to prepare pro forma financial statements; (ii) to provide to Buyer financial statements and other information regarding the Company and its Subsidiaries and their assets reasonably requested by Buyer, to the extent that such financial statements and information are readily available to Seller; (iii) deliver, at least three (3) Business Days prior to Closing, all documentation and other information as is reasonably requested by Buyer, its advisors and its Debt Financing Sources at least ten (10) days prior to Closing with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and beneficial ownership regulations (including beneficial ownership certifications as under 31 C.F.R. § 1010.230); (iv) assist with Buyer’s preparation, negotiation and execution of definitive written financing documentation and the schedules and exhibits thereto (including loan agreements, guarantees, collateral agreements, hedging arrangements, customary officer’s certificates and corporate resolutions, as applicable) as may reasonably be requested and, in each case, subject to the occurrence of the Closing and (v) to the extent required by the Debt Financing, facilitating the pledging of collateral effective no earlier than Closing; provided, however, that nothing in this Section 5.6 will require any such cooperation to the extent that it would (A) require Seller or any of its Subsidiaries to pay any fees or reimburse any expenses (other than any such payment or reimbursement by the Company and its Subsidiaries which is conditioned upon the occurrence of the Closing) for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Buyer, or waive or amend any terms of this Agreement or any other contract, (B) require Seller or any of its Subsidiaries to give or agree to give to any other Person any indemnities in connection with the Debt Financing (other than any indemnities from the Company and its Subsidiaries provided such indemnities are only effective following the Closing), (C) provide in connection with the Debt Financing any information the disclosure of which is prohibited or restricted under applicable Law or is legally privileged, (D) take any action which would result in Seller or any of its Subsidiaries or any of its or their respective Affiliates incurring any liability with respect to matters relating to the Debt Financing or cause any director, officer or employee of the Company or any of its Subsidiaries or any of its or their respective Affiliates or Representatives to incur any personal liability in connection with the Debt Financing, (E) provide pro forma financial information, including pro forma cost savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any pro forma financial information or (F) unreasonably interfere with the ongoing business operations of Seller and its Subsidiaries including the Company and its Subsidiaries. Notwithstanding the foregoing, (i) none of the Seller Related Parties shall be required to execute or enter into any agreement with respect to the Debt Financing (other than those officers or employees of the Company and its Subsidiaries continuing in such roles after Closing, and solely with respect to agreements contingent upon the Closing and that would not be effective prior to the Closing), and (ii) no directors of the Company or its Subsidiaries shall be required to approve, adopt, execute or enter into or perform any agreement with respect to the Debt Financing that is not contingent upon the Closing or that would be effective prior to the Closing (other than those directors of the Company and its Subsidiaries continuing in such roles after Closing, and solely with respect to agreements contingent upon the Closing and that would not be effective prior to the Closing).

(b) Upon the earlier of the Closing and the termination of this Agreement in accordance with its terms, Buyer shall promptly reimburse the Seller Related Parties and its and their respective Representatives for all reasonable, documented and invoiced out-of-pocket costs and expenses (including reasonable, documented and invoiced out-of-pocket attorneys’ fees for one counsel) incurred by such Persons in connection with any cooperation contemplated by this Section 5.6 other than the preparation, review and/or audit of historical financial information.

(c) Buyer shall indemnify and hold harmless each of Seller and its and their respective Seller Related Parties from and against any and all losses and other liabilities suffered or incurred by any of them in connection with the arrangement and preparation of the Debt Financing and any information used in connection therewith, in each case other than as a result of Fraud, bad faith, gross negligence or willful misconduct by or on behalf of such Person or Seller Related Parties.

(d) Buyer acknowledges and agrees that obtaining the Debt Financing is not a condition to the Closing. If any Debt Financing has not been obtained, Buyer will continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Section 7.1, to consummate the Closing.

(e) The parties hereto understand and agree that all obligations of the parties relating to the Debt Financing shall be governed exclusively by this Section 5.6.

(f) Subject to the terms and conditions of this Agreement, Buyer shall not (without the prior written consent of Seller) agree to, or permit any amendment, modification, supplement or termination of, or any waiver of any provision or remedy pursuant to, the Equity Commitment Letter. Subject to and without limiting the other terms and conditions of this Agreement, Buyer will use its reasonable best efforts to take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper and advisable to obtain the Equity Financing on the terms and conditions described in the Equity Commitment Letter.

5.7 Notice of Material Developments. Each party hereto shall give prompt written notice to the other parties following the discovery by such party of (a) any material variances in any of its representations or warranties contained in Article II, Article III or Article IV, as the case may be, (b) any breach of any covenant or agreement hereunder by such notifying party and (c) any other material development adversely affecting, or that would reasonably be expected to adversely affect, the ability of such notifying party to consummate the Contemplated Transactions; provided, that delivery of any such notice by any party hereto shall have no effect on the rights and obligations of the parties hereunder; provided, further, that any failure by a party to provide such notification shall not (A) in and of itself be deemed to result in a breach of any covenant or agreement of such party hereunder (other than this Section 5.7), or (B) with respect to any breach of any representation or warranty under this Agreement, be deemed to cause the failure of the condition set forth in Section 7.1(b) to be satisfied unless the breach of such representation and warranty would also cause the failure of the condition set forth in Section 7.1(a) to be satisfied (it being understood that this proviso shall have no effect on whether the underlying facts, matters or circumstances otherwise result in a breach of a representation, warranty, covenant or agreement (other than this Section 5.7) contained in this Agreement).

5.8 No Solicitation.

(a) No Solicitation or Negotiation. Except as expressly permitted by this Section 5.8, from the date hereof until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Closing, Seller and the Company will, and will cause their Affiliates, Subsidiaries and its and their respective officers and directors, and will instruct and use reasonable best efforts to cause each of its and their other Representatives, to cease and cause to be terminated any discussions or negotiations with any Third Party and its Representatives relating to any Acquisition Proposal or Acquisition Transaction that are not expressly permitted by Section 5.8(b), promptly (and in any event, within five (5) Business Days following the date hereof) request the prompt return or destruction of all non-public information concerning Seller, the Company or the Business theretofore furnished to any such Person with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the twenty-four (24) month period immediately prior to the date of this Agreement and will (i) cease providing any further information with respect to Seller, the Company, the Business or any Acquisition Proposal to any such Third Party or its Representatives; and (ii) immediately terminate all access granted to any such Third Party and its Representatives to any physical or electronic data room (or any other diligence access). Except as expressly permitted by Section 5.8(b), from the date hereof until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Closing, Seller and the Company will not, and will cause their Subsidiaries and its and their directors and officers not to, and will instruct and use reasonable best efforts to cause their other Representatives not to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any Inquiry or offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Third Party any non-public information relating to the Seller, the Company or their Subsidiaries or the Business or afford to any Third Party access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Seller, the Company, their Subsidiaries or the Business, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, or to knowingly encourage, facilitate or assist any Inquiry or offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (iii) enter into, engage in, knowingly encourage, continue or otherwise participate in any discussions, communications or negotiations with any Third Party with respect to any Inquiry or offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, other than solely informing such Third Party of the existence of the provisions contained in this Section 5.8 (without knowingly conveying, requesting or attempting to gather any other information except as otherwise permitted hereunder); (iv) approve, endorse or recommend any offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; or (v) enter into any letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction (other than an Acceptable Confidentiality Agreement), an “Alternative Acquisition Agreement”).

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in Section 5.8(a) but subject to compliance with the other provisions of this Section 5.8(b), at any time prior to Seller’s receipt of the Requisite Stockholder Approval, Seller, its Subsidiaries and the Seller Board (or a committee thereof) may, directly or indirectly, through one or more of its Representatives, participate or engage in discussions or negotiations with, furnish any non-public information relating to Seller and/or its Subsidiaries (including the Company and its Subsidiaries) to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Seller and/or its Subsidiaries (including the Company and its Subsidiaries) pursuant to an Acceptable Confidentiality Agreement to any Person (or such Person’s Representatives, including prospective debt and equity financing sources and/or their respective Representatives) that has made, renewed, furnished or delivered to Seller or its Representatives a bona fide written Acquisition Proposal after the execution and delivery of this Agreement that did not directly or indirectly result from a breach of this Section 5.8; provided, that the Seller Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or would be reasonably likely to lead to a Superior Proposal, and the Seller Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take the actions contemplated by this Section 5.8(b) would or would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law; provided, further, however, that the Seller, the Company and each of their respective Representatives may contact any Person in writing (with a request that any response from such Person is in writing) with respect to an Acquisition Proposal solely to clarify any ambiguous terms and conditions thereof which are reasonably necessary to determine whether the Acquisition Proposal constitutes or would be reasonably likely to lead to a Superior Proposal; and provided, further, that Seller will provide to Buyer and its Representatives any such non-public information that is provided to any Person or its Representatives given such access that was not previously made available to Buyer prior to or concurrently with the time it is provided to such Person.

(c) No Change in Seller Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.8(d), at no time after the date hereof may the Seller Board (or a committee thereof):

(i) (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Seller Board Recommendation, in each case, in a manner adverse to Buyer (it being understood that it shall be considered a modification adverse to Buyer if (1) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Seller Board fails to publicly recommend against acceptance of such tender or exchange offer by the stockholders of Seller within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act (or, if earlier, by the second (2nd) Business Day prior to the then-scheduled Seller Stockholder Meeting, if an Acquisition Proposal has been publicly disclosed at least three (3) Business Days prior to the then-scheduled Seller Stockholder Meeting) or (2) any Acquisition Proposal is publicly announced (other than by the commencement of a tender or exchange offer) and the Seller Board fails to issue a public press release within ten (10) Business Days of such public announcement providing that the Seller Board reaffirms the Seller Board Recommendation) (or, if earlier, by the second (2nd) Business Day prior to the then-scheduled Seller Stockholder Meeting, if an Acquisition Proposal has been publicly disclosed at least three (3) Business Days prior to the then-scheduled Seller Stockholder Meeting); (B) adopt, authorize, approve, agree to, accept, endorse or recommend, submit to vote of the stockholders of Seller or otherwise declare advisable (or propose to adopt, authorize, approve, agree to, accept, endorse or recommend, submit to vote of the stockholders of Seller or otherwise declare advisable) an Acquisition Proposal; (C) fail to publicly reaffirm the Seller Board Recommendation within three (3) Business Days after Buyer so requests in writing (it being understood that Seller will have no obligation to make such reaffirmation on more than two (2) separate occasions); (D) fail to include the Seller Board Recommendation in the Proxy Statement; (E) take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Seller Board (or a committee thereof) to the stockholders of Seller pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Seller Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal that is a tender offer or exchange offer until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.8); or (F) formally resolve to effect, publicly announce an intention or resolution to, or agree to take any of the foregoing actions (any action described in clauses (A) through (F), a “Seller Board Recommendation Change”); provided, however, that, for the avoidance of doubt, none of (1) a “stop, look and listen” communication by the Seller Board (or a committee thereof) to the stockholders of Seller pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), (2) the determination by the Seller Board (or a committee thereof) that an Acquisition Proposal constitutes a Superior Proposal, solely to the extent such determination is not publicly disclosed or (3) the delivery by Seller to Buyer of any notice contemplated by Section 5.8(e) will constitute a Seller Board Recommendation Change; or

(ii) cause or permit Seller or the Company to enter into an Alternative Acquisition Agreement.

(d) Seller Board Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval:

(i) the Seller Board (or a committee thereof) may effect a Seller Board Recommendation Change of the type described in clauses (A), (C) and (D) of the definition thereof solely in response to any positive material event, fact, circumstance development or occurrence that was (A) not known to, or reasonably foreseeable by, the Seller Board as of the date hereof but becomes known to the Seller Board after the date hereof; and (B) does not relate to, (I) any Inquiry or offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (II) the fact, in and of itself, that Seller meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof, or changes after the date hereof in the market price or trading volume of the Equity Interests or the credit rating of Seller (it being understood that the underlying cause of any of the foregoing in this clause (II) may be considered and taken into account in determining whether an Intervening Event has occurred); (III) any fact relating to Buyer or its Affiliates; or (IV) any change in the composition of the Seller Board (each such event, an “Intervening Event”), if the Seller Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law and if and only if:

(A) Seller has provided prior written notice to Buyer at least five (5) Business Days (the “Event Notice Period”) in advance to the effect that the Seller Board (or a committee thereof) intends to effect a Seller Board Recommendation Change pursuant to this Section 5.8(d)(i), which notice will specify the basis for such Seller Board Recommendation Change, including a description of the Intervening Event in reasonable detail;

(B) the Seller, the Company, their Subsidiaries and their Representatives have complied with the requirements of and their obligations under, and not violated the provisions of, this Section 5.8;

(C) prior to effecting such Seller Board Recommendation Change, Seller and its Representatives, during such Event Notice Period, have (1) negotiated with Buyer and its Representatives in good faith (to the extent that Buyer desires to so negotiate) to allow Buyer to offer such adjustments to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty to obviate the need to effect a Seller Board Recommendation Change for the Seller Board to comply with its fiduciary duties pursuant to applicable Law, in response to such Intervening Event and (2) taken into account any adjustments to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty proposed by Buyer and other information provided by Buyer in response to the notice described in clause (A) of this Section 5.8(d)(i), in each case, that are offered in writing by Buyer, no later than 11:59 p.m. (Eastern time) on the last day of the Event Notice Period; and

(D) following such Event Notice Period, the Seller Board (or a committee thereof) (after consultation with its financial advisor and outside legal counsel and taking into account Buyer’s proposed revisions to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty) shall have determined in good faith that the failure of the Seller Board (or a committee thereof) to make such a Seller Board Recommendation Change would continue to be inconsistent with its fiduciary duties pursuant to applicable Law; provided that each time material modifications to the Intervening Event occur, Seller shall deliver a new written notice to Buyer and comply with the requirements of this Section 5.8(d)(i) with respect to such new written notice (it being understood that the “Event Notice Period” in respect of such new written notice will be three (3) Business Days).

(ii) if Seller has received a bona fide written Acquisition Proposal that has not been withdrawn, and that the Seller Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Seller Board may (A) effect a Seller Board Recommendation Change with respect to such Superior Proposal; and/or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal substantially concurrently with the termination of this Agreement; provided, however, that the Seller Board (or a committee thereof) shall not take any action described in the foregoing clauses (A) or (B) unless:

(A) the Seller Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;

(B) Seller, its Subsidiaries and its Representatives have complied with the requirements of and their obligations under, and not violated the provisions of, this Section 5.8;

(C) (1) Seller has provided prior written notice to Buyer at least five (5) Business Days in advance (the “Proposal Notice Period”) to the effect that the Seller Board (or a committee thereof) has (x) received a bona fide Acquisition Proposal that has not been withdrawn; (y) concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal; and (z) resolved to effect a Seller Board Recommendation Change and/or to terminate this Agreement pursuant to Section 8.1(h) absent any revision to the terms and conditions of this Agreement, which notice will specify the basis for such Seller Board Recommendation Change or termination, including the identity of the Person or “group” of Persons making such Acquisition Proposal, the material terms thereof and copies of all relevant documents relating to such Acquisition Proposal; (2) prior to effecting such Seller Board Recommendation Change and/or termination, Seller and its Representatives, during the Proposal Notice Period, have (x) negotiated with Buyer and its Representatives in good faith (to the extent that Buyer desires to so negotiate) to offer such adjustments to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty so that such Acquisition Proposal would cease to constitute a Superior Proposal; and (y) taken into account any adjustments to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty proposed by Buyer and other information provided by Buyer during the Proposal Notice Period, in each case, that are offered in writing by Buyer, no later than 11:59 p.m. (Eastern time) on the last day of the Proposal Notice Period; and (3) Seller has permitted Buyer and its Representatives to make a presentation to the Seller Board regarding this Agreement and any adjustments with respect thereto (to the extent Buyer requests to make such a presentation); provided, however, that in the event of any material modifications to such Acquisition Proposal (it being understood that any change to the financial terms of such proposal shall be deemed a material modification), Seller will be required to deliver a new written notice to Buyer and to comply with the requirements of this Section 5.8(d)(ii)(C) with respect to such new written notice (it being understood that the Proposal Notice Period in respect of such new written notice will be three (3) Business Days);

(D) following such Proposal Notice Period, including any subsequent Proposal Notice Period as provided in the final proviso of the foregoing Section 5.8(d)(ii)(C), the Seller Board (or a committee thereof) (after consultation with its financial advisor and outside legal counsel and taking into account Buyer’s proposed revisions to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty and any other information provided by Buyer) shall have determined that the failure of the Seller Board (or a committee thereof) to make such a Seller Board Recommendation Change or to terminate this Agreement would continue to be inconsistent with its fiduciary duties pursuant to applicable Law; and

(E) in the event of any termination of this Agreement in order to cause or permit Seller and/or its Subsidiaries (including the Company and its Subsidiaries) to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, Seller will have validly terminated this Agreement in accordance with Section 8.1(h), including paying the Termination Fee in accordance with Section 8.3(a)(iii).

(e) Notice. Seller shall as promptly as reasonably practicable (and, in any event, within forty-eight (48) hours) notify Buyer in writing if Seller, the Company, any of their Subsidiaries or any of their respective Representatives receives any Inquiry or offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, or any material revisions to the terms and conditions of any pending Acquisition Proposals, including the identity of the Person making such Inquiry, Acquisition Proposal, offer or proposal, a summary of the material terms and conditions and copies of any written materials and documents relating thereto provided to Seller, its Subsidiaries or their Representatives. Thereafter, Seller must keep Buyer informed, on a reasonably prompt basis, or upon Buyer’s reasonable request (and in any event within forty-eight (48) hours thereafter), of the status (and supplementally provide the material terms) of any such Inquiries, Acquisition Proposals, offers or proposals (including any amendments thereto and any new, amended or revised written materials relating thereto provided by or to Seller, the Company or their Representatives) and inform Buyer promptly (and in any event within forty-eight (48) hours) of any material correspondence with respect to such Inquiries, offers or proposals. Each of Seller and the Company agrees that it shall not, and shall cause its Subsidiaries not to, enter into any confidentiality or other agreement subsequent to the date hereof which prohibits Seller or the Company from complying with this Section 5.8(e).

(f) Certain Disclosures. Nothing in this Agreement will prohibit Seller, the Company or the Seller Board (or a committee thereof) from (i) taking and disclosing to the stockholders of Seller a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication by the Seller Board (or a committee thereof) to the stockholders of Seller pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (iii) informing any Person of the existence of the provisions contained in this Section 5.8; or (iv) making any disclosure to the stockholders of Seller with respect to an Acquisition Proposal as required by applicable Law, regulation or stock exchange rule or listing agreement; provided, that the Seller Board shall publicly reaffirm the Seller Board Recommendation in such disclosure and nothing in the foregoing will be deemed to permit Seller, the Company or the Seller Board (or a committee thereof) to effect a Seller Board Recommendation Change other than in accordance with Section 5.8(d), and any public disclosure (other than any “stop, look and listen” statement) by Seller, the Company or the Seller Board thereof relating to any determination or other action by the Seller Board with respect to any Acquisition Proposal shall be deemed to be a Seller Board Recommendation Change unless the Seller Board expressly publicly reaffirms the Seller Board Recommendation in such disclosure; provided, further, that any such statement or disclosure made by the Seller Board (or a committee thereof) pursuant to this Section 5.8(f) must be subject to the terms and conditions of this Agreement and will not limit or otherwise modify the effect, if any, that any such action has under this Agreement or the obligations of Seller, the Company or the Seller Board (or any committee thereof) and the rights of Buyer under this Section 5.8.

(g) Breach by Representatives. Seller and the Company agree that any breach of this Section 5.8 by any of its or their Representatives, including any failure of such Representatives to comply with the terms of Section 5.8(a), shall be deemed to be a breach of this Agreement by Seller and the Company.

5.9 Migration Activities.

(a) As soon as reasonably practicable and in any event within ten (10) Business Days after all applicable waiting periods under the HSR Act shall have expired or been terminated, Seller and Buyer shall each appoint two representatives (each, a “Migration Coordinator”), and such other representatives of such party as it deems appropriate (together, the “Migration Committee”), of which Seller’s Migration Coordinators will be subject to reasonable approval by Buyer and all members of the Migration Committee will be subject to confidentiality and other restrictions necessary or appropriate to ensure compliance with applicable Law, for the purposes set forth in this Section 5.9. Either party may replace its Migration Coordinators with an individual or individuals of comparable qualifications and experience at any time by providing notice in accordance with Section 12.4; provided, that any such replacement by Seller shall be reasonably acceptable to Buyer. As soon as reasonably practicable following the appointment of the Migration Committee and from time to time during the period prior to Closing as set forth in this Section 5.9, the Migration Committee will confer to discuss a plan to complete the Migration Activities (as defined in Section 5.9(b) below), and to further develop any specific requirements of Buyer in connection therewith, which plan and requirements shall be approved in advance in writing by Buyer (which approval shall not be unreasonably withheld or delayed) prior to undertaking any Migration Activities. The Migration Coordinators shall meet (in person or via videoconference) weekly (or at such other frequency as the parties may agree, and with at least one Migration Coordinator of each party), to discuss the matters set forth above, review the progress of the Migration Activities, and oversee (solely in an advisory capacity, and not with the authority to bind any party) the performance of each party’s obligations under this Agreement. Seller and Buyer shall allocate sufficient personnel and other resources to the extent commercially reasonable, reasonably cooperate, and negotiate in good faith to permit the Migration Committee to carry out its responsibilities as set out in this Section 5.9.

(b) As soon as reasonably practicable and in any event within ten (10) Business Days following the formation of the Migration Committee (but in all cases, prior to the Closing), Seller shall complete, with no less than the same functionality and features used in connection with the Business as of the date hereof with respect to any System, the following activities (collectively, the “Migration Activities”) through a third party consultant engaged by Seller and approved in advance in writing by Buyer (which approval shall not be unreasonably withheld or delayed) (the “Migration Consultant”):

(i) engage vendors and set up Company-specific interim tools and processes for enterprise resource planning, human capital management, a benefits portal, information technology general controls, and such other tools and processes as reasonably requested by Buyer, including to replace Workday with Paycor or a similar solution;

(ii) engage vendors and set up standalone payroll and employee benefit plans (including 401(k) and health and welfare plans) for the Company’s and its Subsidiaries’ employees and new hires, including any Company Employee;

(iii) engage vendors and set up standalone insurance policies as reasonably requested by Buyer for the Company and its Subsidiaries;

(iv) set up standalone workplace technology tools, including Gsuite (or other similar applications), Slack, Helpdesk, DocuSign and MSFT for the colocation data center facilities;

(v) set up standalone research, development, and development operations tools, to the extent not already set up at the Company or one of its Subsidiaries;

(vi) separate of the Company’s marketing site; and

(vii) set up corporate security functions such that the Company and its Subsidiaries have their own independent access to all of their applications and tools (including those transferred to the Company or its Subsidiaries in connection with this Agreement) and including replacing Crowdstrike with Rocket Cyber or other similar tools;

in each case of (i)-(vii), such that the Company and its Subsidiaries (as applicable) can operate the Business with respect to such activities independently of Seller and its Affiliates as of the Closing Date in substantially the same manner as the Company and its Subsidiaries operated the Business immediately prior to the date hereof. Notwithstanding anything in this Agreement to the contrary, neither Seller nor any of its Affiliates (including the Company and its Subsidiaries) may enter into any contract in connection with any of the Migration Activities without Buyer’s pre-approval in writing (not to be unreasonably conditioned or withheld); provided, however, that in the event Buyer fails to respond to a request to provide such pre-approval within ten (10) Business Days, Seller will not be deemed in breach of any of its obligations hereunder.

(c) Seller shall effectuate the Migration Activities in accordance with all reasonable instructions from Buyer. If the Migration Activities require the acquisition or licensing of any contract or other resources, then notwithstanding anything to the contrary in this Agreement, Buyer shall have the right to pre-approve (which approval shall not be unreasonably withheld or delayed) such acquisition or licensing (and contract and resources therefor); provided, however, that in the event Buyer fails to respond to a request to provide such pre-approval within ten (10) Business Days, Seller will not be deemed in breach of any of its obligations hereunder. Seller shall keep detailed books, accounts, and records of all activities carried out in the performance of its obligations under this Section 5.9.

(d) Subject to the other provisions of the Transaction Agreements, (i) Seller and Buyer shall (A) take or avoid taking any action as may reasonably be requested by the other party in furtherance of this Section 5.9; and (B) reasonably cooperate with the other party and generally act reasonably and in good faith; and (ii) to the extent reasonably required, Seller shall (and shall procure that its Affiliates shall), as may be reasonably be requested by Buyer, (A) provide such documents or other information as reasonably necessary to implement the Migration Activities in anticipation of the Transition Services (as defined in the Transition Services Agreement) in the possession or control of Seller (or its Affiliates or third-party contractors) to the Company and its Subsidiaries; and (B) provide reasonable access, upon providing Seller with sufficient advance notice, to the premises and personnel of Seller to Buyer, in each case of clauses (i) and (ii), whether through the Migration Committee or as otherwise reasonably requested by Buyer, in order to implement the Migration Activities.

(e) Seller shall notify Buyer as soon as reasonably practicable and in any event within five (5) Business Days after completion of each Migration Activity, and shall provide Buyer with written notice of the Company confirming the same. Seller, upon advance notice from Buyer, shall provide Buyer or its delegate with reasonable access to the Company, its Subsidiaries, and any relevant Systems and facilities (with respect to such facilities, subject to approval of any third party service provider as applicable), to assess the completion of such Migration Activity. If any Migration Activity is not completed to Buyer’s reasonable satisfaction, Buyer shall provide Seller with a written report with a reasonably detailed description of any incomplete or deficient activities, and Seller shall, and shall cause its Affiliates to, promptly remediate such incompleteness or deficiency.

(f) Upon Buyer’s written notice to Seller in accordance with Section 12.4 at any time prior to the Closing, Buyer may remove any or all of the Transition Services (as defined in the Transition Services Agreement), or portion thereof, from Schedule A of the Transition Services Agreement, at which time, such Transition Services shall be deemed deleted from Schedule A of the Transition Services Agreement and the parties will revise Schedule A of the form of the Transition Services Agreement to reflect such deletion.

(g) Buyer will: (i) pay the reasonable and documented customary costs and expenses of the Migration Consultant; (ii) pay Seller an hourly rate of $200 per hour, per individual (prorated for partial hours) for the reasonable and documented time of Seller’s personnel spent to carry out the Migration Activities up to a maximum aggregate amount not to exceed $100,000 (the “Internal Expenses”); and (iii) reimburse Seller for any reasonable and documented third-party out-of-pocket expenses incurred by Seller to complete any Migration Activities (the “Third-Party Expenses”), which amounts will be paid within thirty (30) days after the Closing Date; provided, however, that (A) Seller will provide reasonable supporting details and documentation as reasonably necessary for Buyer to verify the costs and expenses of the Migration Consultant, the Internal Expenses (including time sheets for any personnel) and the Third-Party Expenses and (B) in the event the Closing does not occur, (1) Buyer will have no responsibility for paying any Internal Expenses and (2) Buyer’s obligation to reimburse Seller for Third-Party Expenses will be limited to only those Third-Party Expenses that were incurred in connection with Migration Activities taken at Buyer’s request to engage a different third-party vendor than the third-party vendor engaged by Seller or any of its Affiliates as of the date hereof (for example, the third-party expenses incurred to replace Crowdstrike with Rocket Cyber and Workday with Paycor shall be reimbursed by Buyer if the Closing does not occur, but the third-party expense of engaging vendors and setting up standalone payroll and employee benefit plans will not be reimbursed by Buyer if the Closing does not occur). Buyer will pay the costs and expenses of the Migration Consultant whether or not the Closing occurs.

(h) Seller shall keep, from the date hereof until the second anniversary of the Closing Date, detailed books, accounts, and records of all activities carried out, and all costs and expenses incurred, in the performance of its obligations under this Section 5.9. From the date hereof and thereafter, Buyer or any of its representatives (including independent auditors) shall have the right, on no less than five (5) Business Days’ prior written notice to Seller and during business hours, to inspect and audit all of such books, accounts and records for the purpose of verifying Seller’s compliance with this this Section 5.9 (including the amounts of the Internal Expenses and Third-Party Expenses). Buyer may not exercise the audit right granted in this Section 5.9 more than once after the Closing. Such right shall be exercised at Buyer’s sole expense and shall include having access to Seller’s and its Affiliates’ personnel and auditing Seller’s compliance with, and implementation of the Migration Activities under, this Agreement; provided, however, that the audit will not unreasonably interfere with Seller’s normal conduct of business. In connection with performance of an audit under this Section 5.9(h), Seller shall assist and cooperate fully with Buyer and its auditors and shall provide access to data, documentation, information, personnel, records, and systems as reasonably requested by Buyer or its auditors, in each case in an expeditious manner to facilitate the timely completion of the audit. In the event any such audit identifies any deficiency, issue, or non-compliance by Seller in connection with its performance under this Section 5.9, without limiting any other remedy, then the parties shall promptly develop an action plan to remediate such deficiency, issue, or non-compliance and Seller shall, at its sole expense, promptly take remedial action in accordance with such action plan. In the event any such audit reveals any overcharge by Seller, Seller shall promptly (and in no more than five (5) Business Days) refund such overcharge to Buyer.

5.10 Proxy Statement and Other Required SEC Filings.

(a) Proxy Statement. As promptly as reasonably practicable (but in no event later than thirty (30) days following the date hereof), Seller will prepare and file with the SEC a preliminary proxy statement relating to the Seller Stockholders Meeting (as amended or supplemented, the “Proxy Statement”). Subject to Section 5.8, Seller must include the Seller Board Recommendation in the Proxy Statement. Seller shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable.

(b) Other Required Company Filing. If Seller determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Contemplated Transactions pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then Seller will as promptly as reasonably practicable prepare and file such Other Required Company Filing with the SEC. Seller will use its reasonable best efforts to cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and the NYSE. Seller may not file the Proxy Statement or any Other Required Company Filing with the SEC without first providing Buyer and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Buyer or its counsel. On the date of filing, the date of mailing to the stockholders of Seller (if applicable) and at the time of the Seller Stockholder Meeting, neither the Proxy Statement nor any Other Required Company Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by Seller with respect to any information supplied by Buyer or any of its Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing.

(c) Other Required Buyer Filing. If Buyer or any of its Affiliates determines that it is required to file any document with the SEC in connection with the Contemplated Transactions or the Seller Stockholder Meeting pursuant to applicable Law (an “Other Required Buyer Filing”), then Buyer will, and will cause its Affiliates to, as promptly as reasonably practicable prepare and file such Other Required Buyer Filing with the SEC. Buyer will cause, and will cause its Affiliates to cause, any Other Required Buyer Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Neither Buyer nor any of its Affiliates may file any Other Required Buyer Filing with the SEC without first providing Seller and its counsel a reasonable opportunity to review and comment thereon, and Buyer will give due consideration to all reasonable additions, deletions or changes suggested thereto by Seller or its counsel. On the date of filing, the date of mailing to the stockholders of Seller (if applicable) and at the time of the Seller Stockholder Meeting, no Other Required Buyer Filing may contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by Buyer with respect to any information supplied by Seller for inclusion or incorporation by reference in any Other Required Buyer Filing. The information supplied by Buyer and its Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Buyer Filing will not, at the time that the Proxy Statement or such Other Required Buyer Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no covenant is made by Buyer with respect to any information supplied by Seller for inclusion or incorporation by reference in any Other Required Buyer Filing.

(d) Furnishing Information. Each of Seller, on the one hand, and Buyer, on the other hand, will furnish all information concerning it and its Affiliates, if applicable, as the other party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement and any Other Required Company Filing or any Other Required Buyer Filing. If at any time prior to the Seller Stockholder Meeting or any such filing, any information relating to Seller, the Company, Buyer, or any of their respective Affiliates should be discovered by Seller, on the one hand or Buyer on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement, any Other Required Company Filing or any Other Required Buyer Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate party and, to the extent required by applicable Law or the SEC or its staff, disseminated to the stockholders of Seller.

(e) Consultation Prior to Certain Communications. Seller and its Affiliates, on the one hand, and Buyer and its Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement, any Other Required Company Filing or any Other Required Buyer Filing, as the case may be (including in response to any notice or request contemplated by Section 5.10(f)), without first providing the other party a reasonable opportunity to review and comment on such written communication, and each party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other parties or their respective counsel.

(f) Notices. Seller, on the one hand, and Buyer, on the other hand, will advise the other, and supply the other with copies, promptly after it receives notice thereof, of (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement, any Other Required Company Filing or any Other Required Buyer Filing, as the case may be; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement, any Other Required Company Filing or any Other Required Buyer Filing, as the case may be; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith. Without limiting the application of Section 5.10(e), Seller and Buyer, as applicable, shall use their respective reasonable best efforts to respond to as promptly as practicable, and resolve, any comments or requests from the SEC or its staff.

(g) Dissemination of Proxy Statement. Subject to applicable law, Seller will use its reasonable best efforts to cause the Proxy Statement to be disseminated to the stockholders of Seller as promptly as reasonably practicable (and in any event within five (5) Business Days) following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified Seller prior to the tenth calendar day after initially filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement.

5.11 Seller Stockholder Meeting.

(a) Call of Seller Stockholder Meeting. Subject to the provisions of this Agreement, Seller will, within five (5) Business Days after the date of this Agreement, conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act and will take all action necessary in accordance with the DGCL, the organizational documents of Seller and the rules of the NYSE to establish a record date for (and Seller will not change the record date without the prior written consent of Buyer), duly call, give notice of, convene and hold the Seller Stockholder Meeting as promptly as reasonably practicable following the mailing of the Proxy Statement to the stockholders of Seller for the purpose of obtaining the Requisite Stockholder Approval. Subject to Section 5.8, and unless there has been a Seller Board Recommendation Change in compliance with Section 5.8, Seller will use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval. Without the prior written consent of Buyer (which consent will not be unreasonably withheld, conditioned or delayed, unless there has been a Seller Board Recommendation Change in accordance with Section 5.8), obtaining the Requisite Stockholder Approval and adjournment shall be the only matters (other than procedural matters) which Seller shall propose to be acted on by the stockholders of Seller at the Seller Stockholder Meeting.

(b) Adjournment of Seller Stockholders Meeting. Notwithstanding anything to the contrary in this Agreement, Seller may (and, if requested by Buyer on no more than two (2) occasions, shall for a reasonable period of time not to exceed ten (10) Business Days in the aggregate) postpone or adjourn the Seller Stockholder Meeting if (i) there are holders of an insufficient number of shares of the Equity Interests of Seller present or represented by proxy at the Seller Stockholder Meeting to constitute a quorum at the Seller Stockholder Meeting; (ii) to allow reasonable additional time for any supplemental or additional disclosure required to be disseminated to the stockholders of Seller to be so disseminated and reviewed by the stockholders of Seller; (iii) Seller is required to postpone or adjourn the Seller Stockholder Meeting by applicable Law, order or a request from the SEC or its staff; or (iv) to allow additional solicitation of votes, if proxies granted by the time of time of the Seller Stockholder Meeting are insufficient to obtain the Requisite Stockholder Approval; provided that in no event shall Seller postpone or adjourn the Seller Stockholder Meeting more than two times pursuant to clauses (i) or (iv) or for an aggregate period of time in excess of thirty (30) days from the date on which the Seller Stockholder Meeting was originally scheduled, in each case without the prior written consent of Buyer (which consent will not be unreasonably withheld, conditioned or delayed). In the event that the date of the Seller Stockholder Meeting as originally called is for any reason adjourned or postponed or otherwise delayed, Seller agrees that, without the prior written consent of Buyer (which consent will not be unreasonably withheld, conditioned or delayed), it shall use reasonable best efforts to implement such adjournment or postponement or other delay in such a way that Seller does not establish a new record date for the Seller Stockholder Meeting, as so adjourned, postponed or delayed, except as required by applicable Law. Unless this Agreement is validly terminated in accordance with Article VIII, Seller will submit this Agreement and the Contemplated Transaction to its stockholders at the Seller Stockholder Meeting even if the Seller Board (or a committee thereof) has effected a Seller Board Recommendation Change.

5.12 Buyer Insurance Policy. In the event that Buyer or any of its Affiliates binds any third party representations and warranties insurance policy related to the representations and warranties in this Agreement (a “Buyer Insurance Policy”), such Buyer Insurance Policy shall expressly provide that the insurer or insurers issuing such policy shall have no right, and waive any right, of subrogation, contribution or otherwise against the Seller (including any former, current or future Representative of Seller) based upon, arising out of, or in any way connected to this Agreement, the Contemplated Transactions, or such Buyer Insurance Policy, except with respect to Fraud of Seller. Seller shall be intended third party beneficiaries under any Buyer Insurance Policy of the immediately preceding provision. Buyer and its Affiliates shall not amend, waive, modify or otherwise revise the foregoing subrogation provision in any Buyer Insurance Policy.

5.13 Intercompany Agreements and Accounts.

(a) Subject to the terms of the Transition Services Agreement, prior to the Closing, Seller shall, and shall cause its Affiliates to, terminate, effective as of the Closing Date, all contracts solely between or among the Seller or any of its Affiliates (excluding the Company and its Subsidiaries), on the one hand, and any of the Company or its Subsidiaries, on the other hand, in each case without any further Liability for the Company or any of its Subsidiaries thereunder.

(b) On or prior to the Closing Date, Seller shall cause (i) all intercompany accounts or balances owing to Seller or any of its Affiliates (excluding the Company and its Subsidiaries) by the Company or its Subsidiaries, and (ii) all intercompany accounts or balances owing by Seller or any of its Affiliates (other than the Company and its Subsidiaries) to the Company or its Subsidiaries, in each case, to be forgiven, discharged, released, settled, cancelled (including by way of capital contribution) or paid, in each case without any further Liability for the Company and its Subsidiaries thereunder. For the avoidance of doubt, such intercompany accounts solely between and among the Company and any of its Subsidiaries as of immediately prior to the Closing shall not be affected by this provision.

5.14 Supplemental Indentures. Seller shall (a) on or prior to December 20, 2023, use its reasonable best efforts to take all actions that may be required under or in connection with the execution of the Supplemental Indentures; provided that Seller will provide copies of the Supplemental Indentures to the Buyer at least three (3) Business Days prior to execution and (b) not amend, modify or terminate the Supplemental Indentures in a manner adverse to Buyer without the prior written consent of Buyer.

ARTICLE VI

Employment Matters

6.1 Employment Matters.

(a) Prior to the Closing, Seller or its Affiliates shall transfer the employment of any Company Employee who is employed by Seller or its Affiliates (other than the Company or its Subsidiaries) to the Company, including those Company Employees specifically set forth on Schedule 6.1(a), but excluding any Company Employee set forth on Schedule 6.1(a) employed in India (the “India Company Employees”). Seller and Buyer shall reasonably cooperate prior to Closing to determine the mechanism by which any India Company Employee shall transfer to Buyer or an Affiliate of Buyer. No later than fifteen (15) business days prior to the Closing Date, Seller shall provide Buyer with a final Schedule 2.18(a), updated to reflect (i) any replacement of a Company Employee due to termination of employment and any other Company Employees hired by Seller or its Affiliates (in each case, solely to the extent permitted by, and otherwise in accordance with, the terms of this Agreement), and (ii) the addition of any Company Employee as mutually agreed upon by Buyer and Seller. Seller and its Affiliates shall waive any notice requirements, post-termination restrictions or other contractual constraints that might prevent the Company Employees from commencing employment with, or providing services to, the Company on or immediately following the Closing.

(b) Other than the Company Plans designated as such on Schedule 2.19(a), Seller shall retain and be solely responsible for all Liabilities relating to any Plan, or any other compensation or benefit plan, program, policy, agreement, or arrangement at any time maintained, sponsored, contributed to, or required to be contributed to by Seller or any of its Affiliates or under or with respect to which Seller or any of its Affiliates has any Liability. Notwithstanding the

foregoing, with respect to any Plan in which Company Employees continue active participation after the Closing Date pursuant to the Transition Services Agreement, the Company or Buyer shall be responsible for the fees associated with such coverage pursuant to the terms of the Transition Services Agreement. Seller or one of its Affiliates (other than the Company and its Subsidiaries) shall retain responsibility for complying with the requirements of Section 4980B of the Code with respect to any “M&A qualified beneficiary” as that term is defined in Treasury Regulation Section 54.4980B-9.

(c) Effective as of the Closing Date, or such other date as specified in the Transition Services Agreement, Seller shall take all actions reasonably necessary to ensure that each Company Employee ceases active participation in the Plans (other than a Company Plan) and that the Company is removed as an active participating employer in such Plans, except as provided in Section 6.1(d). Prior to the Closing, if such actions would not require Seller to provide additional benefits to Plan participants who are not Company Employees in order to avoid a non-discrimination compliance issue, Seller shall take all actions necessary or appropriate to cause all Company Employees to be fully vested in their account balances under any Plan intended to be qualified under Section 401(a) of the Code (if not otherwise already fully vested), and Seller shall make to such Plan all employer contributions on behalf of Company Employees with respect to the portion of the Plan year preceding the Closing Date that have not yet been made, without regard to any hours or end of year service requirements.

(d) Seller hereby agrees that any Company Employee who (i) as of the Closing Date is receiving or entitled to receive short-term disability benefits under any Plan and who subsequently becomes eligible to receive long-term disability benefits, or (ii) as of the Closing Date is receiving or entitled to receive long-term disability benefits under any Plan, shall become eligible or continue to be eligible, as applicable, to receive long-term disability benefits under a Plan retained by Seller that is a long-term disability plan unless and until such individual is no longer disabled as determined, by the terms of such Plan.

(e) Seller shall use reasonable best efforts to ensure that any foreign national who requires a visa in order to work for the Company or its Subsidiaries in his or her current position may continue to work in such position as a Company Employee on the Closing Date.

(f) For a period commencing upon the Closing Date and continuing through the first anniversary of the Closing Date (or, if earlier, the date of a Continuing Employee’s termination), Buyer shall cause the Company or a Subsidiary of Buyer to provide to each Continuing Employee (i) an annual base salary or base rate of pay (as applicable), and target cash-based short term incentive compensation opportunities, if any, that are, in each case substantially comparable in the aggregate as those provided to such Continuing Employee immediately prior to the Closing Date, and (ii) employee benefits that are substantially comparable in the aggregate to the benefits (other than equity or equity-based compensation, nonqualified deferred compensation, change of control, transaction retention, post-employment or retiree health and welfare plans or arrangements, severance, nonqualified deferred compensation, long-term incentive, post-employment welfare and defined benefit pension benefits) provided to each Continuing Employee immediately prior to the Closing Date under the Plans set forth under Schedule 2.19(a).

(g) For purposes of eligibility to participate, vesting, and paid time off benefits under any employee benefit plans of Buyer or a Subsidiary in which any Continuing Employee is eligible to participate following the Closing Date, Buyer shall use reasonable best efforts to cause each Continuing Employee to be credited with his or her years of service with the Seller or the Company before the Closing Date, to the same extent and for the same purpose as such Continuing Employee was entitled, before the Closing Date, to credit for such service under the corresponding employee benefit plan, except (x) for purposes of benefit accrual under defined benefit or post-employment or retiree welfare plans, (y) for any purpose where service credit for the applicable period is not provided to participants generally, and (z) to the extent such credit would result in a duplication of benefits or compensation.

(h) With respect to each group health benefit plan maintained by Buyer or the applicable Subsidiary thereof benefiting any Continuing Employee (and his or her eligible dependents), Buyer or the applicable Subsidiary thereof shall use reasonable best efforts to: (i) cause to be waived any eligibility waiting periods, actively at work requirements, evidence of insurability requirements and the application of any pre-existing conditions or limitations under such plan or program, and (ii) cause each Continuing Employee (and his or her eligible dependents) to be given credit under such group health plan for all amounts paid by and credited to such Continuing Employee (or his or her eligible dependents) under the corresponding group health plans for the plan year that includes the Closing Date for purposes of applying the corresponding deductibles, coinsurance and out of pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the applicable plan maintained by Buyer or the applicable Subsidiary thereof for the plan year in which the Closing Date occurs.

6.2 No Third-Party Beneficiary Rights. This Article VI shall not confer any rights or remedies (including any third-party beneficiary rights) on any Company Employee or any other Person not a party to this Agreement. No provision of this Agreement, express or implied (including any other provision of this Article VI) shall (i) be construed as in any way establishing, modifying, amending, or terminating any Plan or any other benefit or compensation plan, program, policy, contract, agreement, or arrangement, (ii) require Buyer or any of its Affiliates (including, following the Closing, the Company) to establish or continue any benefit or compensation plan, program, policy, contract, agreement or arrangement or be construed to prevent or limit Buyer or any of its Affiliates (including, following the Closing, the Company) from terminating or modifying any benefit or compensation plan, program, policy, contract, agreement or arrangement or (iii) require Buyer or any of its Affiliates (including, following the Closing, the Company) to continue or maintain the employment of any Company Employee or any other person for any period following the Closing Date.

ARTICLE VII

CONDITIONS TO CLOSING

7.1 Conditions to Buyer’s Obligations. The obligation of Buyer to consummate the Closing is subject to the satisfaction of the following conditions at or prior to the Closing:

(a) (i) Each of the Fundamental Representations (other than those set forth in Section 2.4(a), Section 2.4(c) and Section 3.2) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than such representations and warranties that are made specifically as of an earlier date, which representations and warranties shall have been true and correct in all material respects as of such earlier date), (ii) each of the representations and warranties in Section 2.4(a), Section 2.4(c) and Section 3.2 shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than such representations and warranties that are made specifically as of an earlier date, which representations and warranties shall have been true and correct (other than de minimis inaccuracies) as of such earlier date) and (iii) each of the other representations and warranties of the Company and Seller contained in this Agreement shall be true and correct (without giving effect to any limitation as to “materiality,” “Material Adverse Effect” or similar qualifier that may be set forth in such representations and warranties) as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than such representations and warranties that are made specifically as of an earlier date, which representations and warranties shall have been so true and correct as of such earlier date), except, in the case of this clause (iii), where the failure of any such representation or warranty to be so true and correct (without giving effect to any limitation as to “materiality,” “Material Adverse Effect” or similar qualifier that may be set forth in such representations and warranties) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) Seller and the Company shall have performed in all material respects all of the covenants and agreements required to be performed by them hereunder prior to the Closing;

(c) Since the date of this Agreement, no fact, event or circumstance has occurred or arisen that, individually or in combination with any other fact, event or circumstance, has had or would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries;

(d) Seller shall have received the Requisite Stockholder Approval at the Seller Stockholder Meeting;

(e) Buyer, Seller and the Company shall have received or obtained all governmental and regulatory consents, approvals, licenses and authorizations that are necessary for the consummation of the Contemplated Transactions, and all applicable waiting periods under the HSR Act shall have expired or been terminated;

(f) No Action shall have been taken or overtly threatened by any Governmental Authority of competent jurisdiction wherein an unfavorable injunction, judgment, order, decree, ruling or charge would reasonably be expected to (i) prevent the performance of this Agreement or the consummation of the Contemplated Transactions or declare the Contemplated Transactions unlawful, (ii) cause the Contemplated Transactions to be rescinded following consummation, (iii) adversely affect the right of Buyer to own the Company Interests or operate the businesses of or control the Company and its Subsidiaries, (iv) affect adversely the right of the Company and its Subsidiaries to own their respective assets or control their respective businesses or (v) result in any material damages being assessed against the Company or any of its Subsidiaries; and no such injunction, judgment, order, decree or ruling shall have been entered or be in effect;

(g) The Escrow Agent and Seller shall have duly executed the Escrow Agreement, and such agreement shall be in full force and effect and a copy thereof shall have been delivered to Buyer;

(h) Seller shall have duly executed the Intellectual Property Assignment Agreement in the form attached hereto as Exhibit A, and such agreement shall be in full force and effect and a copy thereof shall have been delivered to Buyer;

(i) Seller shall have duly executed the Transition Services Agreement (the “Transition Services Agreement”) in the form attached hereto as Exhibit B, and such agreement shall be in full force and effect and a copy thereof shall have been delivered to Buyer;

(j) Seller shall have delivered to Buyer, in a form and media reasonably acceptable to Buyer, a true and complete copy of all Data relating to the Business that is stored on any System owned or controlled by Seller or any of its Affiliates (other than the Company or any of its Subsidiaries), including all finance and human resources data, together with the full configuration files, of and from Workday as of the Closing Date;

(k) Seller shall have obtained and delivered to Buyer (i) a customary fairness opinion confirming that the Contemplated Transactions are fair to Seller’s stockholders and (ii) a customary solvency opinion confirming that Seller will remain solvent following the Contemplated Transactions, in each case on terms and conditions reasonably satisfactory to Buyer and duly completed by one of the independent financial advisors listed on Schedule 7.1(k);

(l) The Senior Management Agreement shall remain in full force and effect as of the Closing Date;

(m) No Seller Insolvency Event has occurred;

(n) Seller shall have delivered to Buyer, in a form reasonably acceptable to Buyer, valid and enforceable evidence of assignment of each of the contracts listed on Schedule 7.1(n) from Seller or any of its Affiliates (other than the Company or any of its Subsidiaries) to the Company or one of its Subsidiaries;

(o) Seller and the Company shall have completed, to Buyer’s reasonable satisfaction, all Migration Activities;

(p) Seller and the Company shall have delivered the fully executed Supplemental Indentures to Buyer and the Supplemental Indentures shall remain in full force and effect in accordance with their terms;

(q) The Estimated Net Working Capital as set forth in the Estimated Closing Statement shall be equal to or greater than $5,000,000; and

(r) At the Closing, Seller and the Company shall have delivered to Buyer: (i) a certificate dated the date of the Closing and signed by an authorized officer of Seller, stating that the conditions specified in Section 7.1(a) and Section 7.1(b) and Section 7.1(c) (with respect to the Company) have been satisfied as of the Closing; (ii) certified copies of the resolutions of Seller as the Company’s sole member authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated hereby to which the Company is a party and the consummation of the Contemplated Transactions; (iii) certified copies of the certificate of formation and limited liability company agreement (or similar governing documents) for each of the Company and its Subsidiaries; and (iv) resignations of each of the officers and board members (or equivalently positions) of the Company and its Subsidiaries, as applicable, effective as of the Closing.

Any condition specified in this Section 7.1 may be waived by Buyer if such waiver is set forth in a writing duly executed and delivered to Seller by Buyer.

7.2 Conditions to the Company’s and Seller’s Obligations. The obligation of the Company and Seller to consummate the Closing is subject to the satisfaction of the following conditions at or prior to the Closing:

(a) Each of the representations and warranties of Buyer set forth in Article IV shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than such representations and warranties that are made specifically as of an earlier date, which representations and warranties shall have been true and correct in all material respects as of such earlier date);

(b) Buyer shall have performed in all material respects all the covenants and agreements required to be performed by it hereunder prior to the Closing;

(c) All applicable waiting periods under the HSR Act shall have expired or been otherwise terminated;

(d) Seller shall have received the Requisite Stockholder Approval at the Seller Stockholder Meeting;

(e) No Action shall have been taken or overtly threatened by any Governmental Authority of competent jurisdiction wherein an unfavorable injunction, judgment, order, decree, ruling or charge would reasonably be expected to (i) prevent the performance of this Agreement or the consummation of the Contemplated Transactions or declare the Contemplated Transactions unlawful or (ii) cause the Contemplated Transactions to be rescinded following consummation; and no such injunction, judgment, order, decree or ruling shall be in effect;

(f) The Escrow Agent and Buyer shall have duly executed the Escrow Agreement, and such agreement shall be in full force and effect and a copy thereof shall have been delivered to Seller;

(g) Buyer shall have duly executed the Transition Services Agreement in the form attached hereto as Exhibit B, and such agreement shall be in full force and effect and a copy thereof shall have been delivered to Seller; and

(h) At the Closing, Buyer shall have delivered to Seller: (i) a certificate dated the date of the Closing and signed by an authorized officer of Buyer, stating that the conditions specified in Section 7.2(a) and Section 7.2(b) above have been satisfied; and (ii) certified copies of the resolutions of Buyer’s board of managers authorizing the execution, delivery and performance of this Agreement and the other Transaction Agreements to which Buyer is a party and the consummation of the Contemplated Transactions.

Any condition specified in this Section 7.2 may be waived if such waiver is set forth in a writing duly executed and delivered to Buyer by Seller.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated at any time prior to the Closing only as follows:

(a) by the mutual written consent of Buyer, on the one hand, and Seller, on the other hand;

(b) by Buyer, if there has been a breach on the part of the Company or Seller of any of their (i) representations or warranties contained in this Agreement such that the condition set forth in Section 7.1(a) would not be satisfied (treating such time as if it were the Closing for purposes of applying this Section 8.1(b)) or (ii) covenants or agreements contained in this Agreement such that the condition set forth in Section 7.1(b) would not be satisfied (treating such time as if it were the Closing for purposes of applying this Section 8.1(b)), except that, in each case, if such breach is capable of being cured, Buyer will not be entitled to terminate this Agreement pursuant to this Section 8.1(b) prior to the delivery by Buyer to Seller of written notice of such breach, delivered at least thirty (30) days prior to such termination (or such shorter period of time as remains prior to the Outside Date; the shorter of such periods, the “Seller Breach Notice Period”), stating Buyer’s intention to terminate this Agreement pursuant to this Section 8.1(b) and the basis for such termination, it being understood that Buyer will not be entitled to terminate this Agreement pursuant to this Section 8.1(b) if (A) such breach has been cured within the Seller Breach Notice Period or (B) Seller has the valid right to terminate this Agreement pursuant to Section 8.1(c);

(c) by Seller, if there has been a breach on the part of Buyer of any of its (i) representations or warranties contained in this Agreement such that the condition set forth in Section 7.2(a) would not be satisfied (treating such time as if it were the Closing for purposes of applying this Section 8.1(c)) or (ii) covenants or agreements contained in this Agreement such that the condition set forth in Section 7.2(b) would not be satisfied (treating such time as if it were the Closing for purposes of applying this Section 8.1(c)), except that, in each case, if such breach is capable of being cured, Seller will not be entitled to terminate this Agreement pursuant to this Section 8.1(c) prior to the delivery by Seller to Buyer of written notice of such breach, delivered at least thirty (30) days prior to such termination (or such shorter period of time as remains prior to the Outside Date; the shorter of such periods, the “Buyer Breach Notice Period”), stating Seller’s intention to terminate this Agreement pursuant to this Section 8.1(c) and the basis for such termination, it being understood that Seller will not be entitled to terminate this Agreement pursuant to this Section 8.1(c) if (A) such breach has been cured within the Buyer Breach Notice Period or (B) Buyer has the valid right to terminate this Agreement pursuant to Section 8.1(b);

(d) by either Buyer or Seller, if the Closing has not been consummated by May 16, 2023 (the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to any party hereto if the failure of the Closing to have been consummated on or before the Outside Date was primarily caused by the failure of such party to perform any of its covenants or obligations under this Agreement;

(e) by either Buyer or Seller, if a Law is enacted that makes consummation of the Contemplated Transactions illegal or otherwise prohibited or if the consummation of the Contemplated Transactions would violate any nonappealable final order, decree or judgment of any Governmental Authority having competent jurisdiction or require the approval of any court or any other Governmental Authority to consummate the Contemplated Transaction;

(f) by either Buyer or Seller, at any time prior to the Closing, if Seller fails to obtain the Requisite Stockholder Approval at the Seller Stockholders Meeting (or any adjournment or postponement thereof) at which a vote is taken on the Contemplated Transactions, except that the right to terminate this Agreement pursuant to this Section 8.1(f) will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Seller Stockholder Meeting (or any adjournment or postponement thereof);

(g) by Buyer, if at any time (i) the Seller Board (or a committee thereof) has effected a Seller Board Recommendation Change or (ii) Seller, its Affiliates or any of their respective Representatives shall have breached the obligations under Section 5.8;

(h) by Seller, at any time prior to receiving the Requisite Stockholder Approval, if (i) Seller has received a Superior Proposal; (ii) the Seller Board (or a committee thereof) has authorized Seller to enter into a definitive Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal in accordance with Section 5.8; (iii) the Company has complied with its obligations under Section 5.8; and (iv) concurrently with such termination the Company pays the Termination Fee due to Buyer in accordance with Section 8.3(a); or

(i) by Buyer, in the event (i) of the occurrence of a Seller Insolvency Event or (ii) Seller and the Company are not able to satisfy the condition set forth in Section 7.1(k).

In the event of termination pursuant to this Section 8.1, written notice thereof (describing the basis therefor) shall forthwith be delivered to the other parties hereto.

8.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 8.1, this Agreement shall immediately terminate and have no further force and effect without Liability of any party (or Representative of such party) to the other parties, as applicable, except that (a) the covenants and agreements set forth in this Section 8.2, Section 8.3 and Article XII (Miscellaneous) shall survive such termination indefinitely and (b) nothing in Section 8.1 or this Section 8.2 shall be deemed to release any party from any Liability for any willful breach by such party of the terms and provisions of this Agreement prior to such termination. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any party pursuant to the Confidentiality Agreement or (in the case of a termination of this Agreement pursuant to Section 8.1(c)) the Limited Guaranty, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms. Notwithstanding the foregoing or anything in this Agreement to the contrary, following the termination of this Agreement, the maximum aggregate liability of Buyer and its Affiliates for any and all Liabilities or damages suffered as a result of the breach of this Agreement or the other Transaction Agreements or any representation, warranty, covenant or agreement contained herein of Buyer or the failure to consummate the Contemplated Transactions shall in no event exceed $14,400,000.

8.3 Termination Fee.

(a) Seller Payments.

(i) If (A) this Agreement is validly terminated pursuant to Section 8.1(d) (an “Applicable Termination”); (B) following the execution and delivery of this Agreement and prior to an Applicable Termination, Seller or the Company has received an Acquisition Proposal (and such Acquisition Proposal has not subsequently been irrevocably withdrawn prior to the Applicable Termination) or an Acquisition Proposal has been publicly made or disclosed (and not publicly irrevocably withdrawn at least four (4) Business Days prior to the Seller Stockholder Meeting (or an adjournment or postponement thereof) at which a vote is taken on the Contemplated Transactions); and (C) within twelve (12) months following such Applicable Termination, an Acquisition Transaction is consummated or Seller enters into a definitive agreement with respect to an Acquisition Transaction, then Seller will, concurrently with the earlier of the execution of the definitive agreement and the consummation of such Acquisition Transaction, pay to Buyer an amount equal to $7,200,000 (the “Termination Fee”), in accordance with the payment instructions which have been provided to Seller by Buyer as of the date hereof, or as further updated by written notice by Buyer from time to time. For purposes of this Section 8.3(a)(i), all references to “15%” and “85%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

(ii) If this Agreement is validly terminated pursuant to Section 8.1(b), Section 8.1(f), Section 8.1(g) or Section 8.1(i), then Seller must promptly (and in any event within two (2) Business Days) following such termination pay to Buyer the Termination Fee.

(iii) If this Agreement is validly terminated pursuant to Section 8.1(h), then Seller must prior to or concurrently with such termination pay to Buyer the Termination Fee.

(b) Single Payment Only. The parties acknowledge and agree that in no event will Seller be required to pay the Termination Fee on more than one occasion, whether or not the Termination Fee may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.

(c) Integral. Buyer and Seller acknowledge that the agreements contained in this Section 8.3 are an integral part of the Contemplated Transactions, and that, without these agreements, the parties would not enter into this Agreement.

(d) Liquidated Damages. Each of the parties hereto acknowledges that the Termination Fee does not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate Buyer for the disposition of its rights under this Agreement in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.

(e) Sole and Exclusive Remedy. Subject to the last sentence of this Section 8.3(e), if this Agreement is terminated pursuant to Section 8.1 and the Termination Fee is due and payable pursuant to the terms of Section 8.3(a), Buyer’s receipt of the Termination Fee will be the sole and exclusive remedy of the Buyer Related Parties against the Seller Related Parties in respect of this Agreement, any agreement executed in connection herewith or the Contemplated Transactions, the termination of this Agreement, the failure to consummate the Contemplated Transaction or any claims or actions under applicable Law arising out of any breach, termination or failure. Subject to the last sentence of this Section 8.3(e), Buyer’s receipt of the Termination Fee (in the circumstances in which the Termination Fee is due and payable pursuant to the terms of Section 8.3(a)) will be the only monetary damages the Buyer Related Parties may recover from the Seller Related Parties in respect of this Agreement, any agreement executed in connection herewith or the Contemplated Transactions, the termination of this Agreement, the failure to consummate the Contemplated Transactions or any claims or actions under applicable Law arising out of any such breach, termination or failure, and upon payment of such amount, (i) none of the Seller Related Parties will have any further liability or obligation to any of the Buyer Related Parties relating to or arising out of this Agreement, any agreement executed in connection herewith or the Contemplated Transactions or any matters forming the basis of such termination (except that the parties hereto (or their Affiliates) will remain obligated with respect to, and Buyer may be entitled to remedies with respect to, the Confidentiality Agreement); and (ii) none of the Buyer Related Parties or any other Person will be entitled to bring or maintain any claim, action or proceeding against any of the Seller Related Parties arising out of this Agreement, any agreement executed in connection herewith or the Contemplated Transactions or any matters forming the basis for such termination (except that the parties hereto (or their Affiliates) will remain obligated with respect to, and Buyer may be entitled to remedies with respect to, the Confidentiality Agreement). Notwithstanding the foregoing, this Section 8.3(e) will not relieve Seller or the Company from liability (1) for any Fraud or willful breach of this Agreement or (2) for any breaches of the Confidentiality Agreement.

ARTICLE IX

NON-SURVIVAL; NON-RECOURSE

9.1 Non-Survival. None of the representations, warranties, covenants or agreements contained in this Agreement (including the Schedules and exhibits attached hereto (but excluding the Intellectual Property Assignment Agreement and the Transition Services Agreement, once executed by the parties thereto) and the certificates delivered pursuant Section 7.1(r) and Section 7.2(h)) will survive the Closing, and none of Buyer, the Company, Seller and their respective

Affiliates, and none of their respective successors and permitted assigns, heirs, officers, employees, directors, managers, members, partners, stockholders, agents, attorneys or representatives, will have any liability whatsoever with respect to any such representations, warranties, covenants or agreements, whether in contract, tort or otherwise, except that any covenant or agreement contained in this Agreement that by its terms is required to be performed in whole or in part after the Closing will survive the Closing to the extent so required to be performed after the Closing; provided, that the foregoing shall not prevent or otherwise limit the right of any party in the event of Fraud. Following the Closing, no party or its Affiliates may seek the rescission of this Agreement or the Contemplated Transactions. In furtherance of the foregoing: (a) Seller hereby unconditionally and irrevocably acquits, remises, discharges and forever releases, effective as of the Closing, Buyer, the Company and their respective Subsidiaries, equityholders, partners, managers, trustees, employees, officers, directors, managers and agents, in their capacities as such, from any and all Liabilities and Losses of every kind whatsoever, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, contract, agreement, arrangement, commitment or undertaking, whether written or oral, to the extent arising on or prior to the Closing; provided, however, that the foregoing shall not apply to (i) any rights of Seller under this Agreement (including the Exhibits and Schedules) or the other Transaction Agreements, (ii) rights to any compensation or benefits payable pursuant to a contract entered into prior to the date hereof to such party as a director, officer, contractor or employee of the Company in connection with employment or services provided to the Company during the pay period which includes the Closing Date, (iii) any rights that, as a matter of law, may not be waived, and (iv) any claim for Fraud; and (b) Buyer (on behalf of itself, the Guarantors, the Company and the Company’s Subsidiaries) hereby unconditionally and irrevocably acquits, remises, discharges and forever releases, effective as of the Closing, Seller and its Subsidiaries, equityholders, partners, managers, trustees, employees, officers, directors, managers and agents, in their capacities as such, from any and all Liabilities and Losses of every kind whatsoever, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, contract, agreement, arrangement, commitment or undertaking, whether written or oral, to the extent arising on or prior to the Closing; provided, however, that the foregoing shall not apply to (i) any rights of Buyer under this Agreement (including the Exhibits and Schedules) or the other Transaction Agreements, (ii) any rights that, as a matter of law, may not be waived, and (iii) any claim for Fraud. EACH OF SELLER AND BUYER (ON ITS OWN BEHALF AND ON BEHALF OF ITS AFFILIATES) EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS AFFORDED BY ANY APPLICABLE LAW, WHICH STATES AS FOLLOWS OR SOMETHING SIMILAR:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

9.2 Non-Recourse. All claims or causes of action (whether in contract or in tort, in law or in equity) that may be based upon, arise out of or relate to this Agreement or the Contemplated Transactions, or the negotiation, execution or performance of this Agreement or the Contemplated Transactions (including any representation or warranty made in or in connection with this Agreement or the Contemplated Transactions), may be made only against the Persons that are expressly identified as parties hereto. No Person who is not a named party to this Agreement or the Contemplated Transactions, including any past, present or future director, officer, employee, incorporator, member, partner, stockholder, creditor, Affiliate, agent, attorney or representative of any named party to this Agreement or the Contemplated Transactions (“Non-Party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any obligations or liabilities arising under, in connection with or related to this Agreement or the Contemplated Transactions (as the case may be) or for any claim based on, in respect of, or by reason of this Agreement or the Contemplated Transactions (as the case may be) or the negotiation or execution hereof or thereof; and each part hereto waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliates. Nothing in this Section 9.2 shall prevent or otherwise limit (a) any claim for Fraud; or (b) any rights under any other Transaction Agreement.

ARTICLE X

POST-CLOSING AND OTHER COVENANTS

10.1 General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all at the sole cost and expense of the requesting party. Seller acknowledges and agrees that, from and after the Closing, Buyer and the Company will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort to the extent relating to the Company.

10.2 Tax Matters. The following provisions shall govern the allocation of responsibility as between Buyer, the Company and Seller for certain Tax matters following the Closing Date:

(a) Seller shall indemnify the Buyer Related Parties and hold each of them harmless from and against all Losses attributable to (i) Taxes (or the non-payment thereof) imposed on or with respect to the assets and operations of the Company and its Subsidiaries for all taxable periods ending on or before the Closing Date and, for any Straddle Period, the portion of such Straddle Period through the end of the day on the Closing Date (the “Pre-Closing Tax Period”), (ii) any and all Taxes of any Person (other than the Company and its Subsidiaries) imposed on the Company or any of its Subsidiaries as a transferee or successor, by contract or pursuant to any Law, which Taxes relate to an event or transaction occurring before the Closing and (iii) any and all payroll and employment Taxes imposed with respect to any compensatory payments pursuant to or in accordance with this Agreement (including payments upon the release of any amounts pursuant to the Escrow Agreement and amounts paid as Transaction Expenses or as bonus or incentive compensation and treated as Indebtedness hereunder); provided, however, Seller shall be liable with respect to an item of Taxes only to the extent that the amount of such item of Taxes exceeds the amount, if any, included in the calculation of the Cash Consideration (as finally determined under Section 1.5). Seller shall reimburse the Buyer Related Parties for any Taxes which are the responsibility of Seller pursuant to this Section 10.2(a) within five (5) days after receiving notice from Buyer with respect thereto.

(b) Buyer shall prepare or cause to be prepared all Tax Returns for the Company and its Subsidiaries, as applicable, for all Tax periods ending on or before the Closing Date that are filed after the Closing Date. Such Tax Returns shall be prepared in a manner consistent with the terms of this Agreement and the Company’s past practices, except to the extent required by applicable Law.

(c) The parties hereto will, to the extent permitted or required under applicable Law, treat the Closing Date as the last day of the taxable period of the Company and its Subsidiaries for all applicable Tax purposes. In the case of any taxable period that includes (but does not end on) the Closing Date (a “Straddle Period”), the amount of any Taxes that is allocable under this Agreement to the portion of such Straddle Period ending on the Closing Date shall, (i) in the case of any Taxes based on or measured by income, gross or net sales, use, payments (including payroll) or receipts for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date (ii) in the case of any other Taxes be deemed to be the amount of such Tax for the entire taxable period, multiplied by a fraction, the numerator of which is the number of days during the Straddle Period on or prior to the day before the Closing Date, and the denominator of which is the number of days in such Straddle Period; provided that permitted credits, exemptions, allowances or deductions that are normally calculated on an annual basis (including depreciation and amortization deductions), other than with respect to property placed in service after the Closing, shall accrue on a daily basis and shall be allocated between the pre-Closing portion of the Straddle Period and the post-Closing portion of the Straddle Period in proportion to the number of days in each such period.

(d) Seller shall cooperate to the extent reasonably requested by Buyer, in connection with the preparation and filing of Tax Returns and any audit, litigation or other proceeding with respect to Taxes related to the Company and its Subsidiaries. Such cooperation shall include the reasonable retention and (upon Buyer’s request) the provision of records and information, to the extent available, which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any materials provided hereunder. Seller and Buyer agree to retain all books and records with respect to Tax matters pertinent to the Company and its Subsidiaries relating to any taxable period (or portion thereof) ending on or before the Closing Date until the expiration of the statute of limitations (and to the extent notified by Buyer, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority. Seller and Buyer agree to use their reasonable best efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed with respect to the transactions contemplated by this Agreement.

(e) All transfer, documentary, sales, use, stamp, registration and other similar Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest), incurred in connection with the Contemplated Transactions (“Transfer Taxes”) shall be borne 50% by Seller and 50% by Buyer, and Buyer or Seller, as appropriate, shall file any necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and, if required by applicable Law, Buyer or Seller, as applicable, shall join in the execution of any such Tax Returns and other documentation.

(f) All tax sharing and similar agreements (other than agreements the principal subject matter of which is not the sharing of Taxes, such as agreements with customers, vendors, lenders, lessors, purchasers, sellers and the like) with respect to or involving the Company or any of its Subsidiaries shall be terminated as of the Closing Date, and, after the Closing Date, the Company shall not be bound thereby or have any liability thereunder.

(g) Within ninety (90) days following the Closing Statement becoming final pursuant to Section 1.5, Buyer will deliver to Seller, for Seller’s review and comment, a draft schedule allocating the Cash Consideration, any assumed liabilities of the Company and its Subsidiaries and other relevant items to the Company’s and its Subsidiaries’ assets (the “Purchase Price Allocation Schedule”). The Purchase Price Allocation Schedule will be prepared in accordance with Code Section 1060 and the Treasury Regulations promulgated thereunder and in a manner consistent with the methodology set forth on Exhibit C attached hereto. Seller shall have thirty (30) days to review and comment with respect to the Purchase Price Allocation Schedule by delivery of a Notice of Disagreement to Buyer that provides reasonable detail concerning each item in the Purchase Price Allocation Schedule that Seller disputes and a reasonable basis for each such dispute. If Seller does not deliver a Notice of Disagreement to Buyer within such 30-day period (or if Seller waives in writing its right to deliver a Notice of Disagreement), the proposed Purchase Price Allocation Schedule shall conclusively be deemed final. If Seller delivers a Notice of Disagreement to Buyer within such 30-day period, Buyer and Seller shall reasonably cooperate to promptly resolve any all of the disputed items set forth in the Notice of Disagreement with respect to the Purchase Price Allocation Schedule. In the event that Buyer and Seller are unable to resolve such dispute within (30) days of Seller providing the Notice of Disagreement to Buyer in accordance with this 10.2(g), Buyer and Seller shall jointly retain the Arbiter to resolve such dispute in accordance with Section 1.5(b) mutatis mutandis. The Purchase Price Allocation Schedule, as finally agreed or determined by the Arbiter, shall be binding upon the parties hereto and the parties shall file all Tax Returns, including any forms or reports required to be filed pursuant to the Code, the Treasury Regulations promulgated thereunder or any provisions of local, state and non-U.S. Law. Buyer and Seller intend that Buyer will not be deemed to receive a payment from Seller in exchange for assuming any deferred revenue of the Company and its Subsidiaries and shall not take a position on any income Tax Return inconsistent with such intent.

(h) For U.S. federal and applicable state and local income Tax purposes, the purchase and sale of the Company Interests is intended to be treated as the purchase and sale of the assets of the Company and its Subsidiaries, and none of Seller, Buyer, nor the Company will take any position for income Tax purposes (including on any Tax Return) that is inconsistent therewith unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code or pursuant to a resolution of an audit by a taxing authority.

(i) Any Tax refunds received by Buyer, the Company, or any Subsidiary that are set forth on Schedule 10.2(i) that are attributable to Taxes of the Company or its Subsidiaries paid by the Company or its Subsidiaries prior to the Closing will be for the Seller’s benefit, except, in each case, to the extent such refund or credit thereof (i) is included as an asset in the calculation of Cash Consideration, (ii) results from a carryback of attributes generated in a Tax period or portion thereof beginning after the Closing, (iii) is payable to another party pursuant to a contractual arrangement entered into by the Company or any of its Subsidiaries prior to the Closing or (iv) is received by Buyer, the Company, or any of its Subsidiaries after the earlier of the second-

year anniversary of the Closing Date or a direct or indirect change of control of Buyer, the Company or any of its Subsidiaries. As soon as reasonably practicable after receipt of any such Tax refund, Buyer will deliver an amount equal to such Tax refund (minus all out-of-pocket costs, including Taxes, incurred by Buyer or any of its Affiliates, including the Company, or any of its Subsidiaries on account of such Tax refund) to the Seller by wire transfer of immediately available funds.

(j) Following the Closing Date, Buyer shall not (i) make or change any Tax election of the Company or any Subsidiary for a Pre-Closing Tax Period (including any election under Section 336(e) or Section 338 of the Code, or under any analogous or similar rules in any relevant Tax jurisdiction), or (ii) make any election under Section 336(e) or Section 338 of the Code, or any analogous or similar rules in any relevant Tax jurisdiction, with respect to the Company or any Subsidiary for any Tax period following the Closing Date.

10.3 Use of Company Name and Information.

(a) Seller shall, and shall cause its Affiliates (other than the Company and its Subsidiaries) to, promptly, and in any event no later than (i) thirty (30) days after the Closing Date, remove all Company Brands from legal entity names of such Person, including in any organizational document, certificate of assumed name or “doing business as” filing by such Person and (ii) sixty (60) days after the Closing Date, destroy all written, printed or other materials in its possession or control that use or include any Company Brands or other Company Intellectual Property or modify such materials to remove or permanently obscure and cover over any Company Brands or other Company Intellectual Property, including signage on any real property, vehicle, or any website or other media owned, registered, or controlled by the Seller or any of its Affiliates (other than the Company and its Subsidiaries). “Company Brands” means any (a) Trademark included in the Company Intellectual Property, which shall include “Cloudbreak” and “MARTTI”, (b) any Trademark that is similar to, or is a variation or derivative of, any of the foregoing (including any translation, abbreviation, adaptation or combination thereof), and (c) any application for registration, registration or renewal of, or Internet domain name or social media handle associated with or including, any of the foregoing items referenced in clause (b) or (c) (in each case of (a)-(c), regardless of whether used alone or together with any other mark, word or logo, slogan, symbol, design or other formative).

(b) From and after the Closing, as between the parties hereto, Buyer and its Affiliates are the sole and exclusive owners of all right, title and interest in and to the Company Brands and all other Company Intellectual Property. Subject to this Section 10.3(b), Seller shall not, and shall cause each of its Affiliates (other than the Company and its Subsidiaries) not to, directly or indirectly, at any time or in any form or manner following the Closing in any jurisdiction (i) use any Company Brands (including, for the avoidance of doubt, as part of an Internet domain name, social media handle or company name) or other Company Intellectual Property, (ii) file any application to register or otherwise seek to register or obtain any rights (including Seller Marks) with respect to, or including any Company Brands or other Company Intellectual Property, or (iii) challenge the ownership, use, validity, enforceability or registrability of any Company Brands or other Company Intellectual Property. After the Closing, Seller shall not, and shall cause each of its Affiliates (other than the Company and its Subsidiaries) not to, hold itself out as having any affiliation with Buyer or any of its Affiliates.

10.4 Use of Seller Marks. Effective as of the Closing, Seller, on behalf of itself and its Affiliates, hereby grants and hereby causes each of its Affiliates to grant, to the Company, its Subsidiaries, and Buyer and its Affiliates a limited, non-exclusive, worldwide, royalty-free, fully paid-up license, for twelve (12) months after the Closing, to use the Seller Marks in connection with the Business, in a form and manner, and with standards of quality, generally consistent with the use of the Seller Marks made in connection with the Business during the twelve (12) months prior to the Closing.

10.5 Wrong Pockets. To the extent that, at any time following the Closing, either Buyer or any of its Subsidiaries, on the one hand, or Seller or any of its Subsidiaries, on the other hand, receives payment of an account receivable or other payment or benefit, or is in possession of any asset, in each case that in accordance with this Agreement or the Transition Services Agreement is owned by or owed to the other (each, a “Misdirected Item”), then the Person receiving such Misdirected Item shall promptly upon becoming aware of such fact provide written notice to the Person entitled to such Misdirected Item and cooperate to deliver such Misdirected Item to such entitled Person, without the payment of additional consideration. At the Closing, Seller shall provide and deliver to Buyer all assets, properties and rights that are items primarily used in the Business regardless of whether title to such items was held by another member of the Seller Group and not by the Company as of the Closing. Notwithstanding the foregoing, the obligations set forth in this paragraph shall terminate and expire upon the sixth (6th) anniversary of the Closing.

10.6 Non-Competition; Non-Solicitation; Non-Disparagement.

(a) Seller hereby acknowledges that it is familiar with the Company’s and its Subsidiaries’ trade secrets and with other Confidential Information. Seller acknowledges and agrees that Buyer and the Company and its Subsidiaries would be irreparably damaged if it were to provide services to or otherwise participate in the business of any Person competing with the Company or its Subsidiaries and that any such competition by Seller (or its Affiliates) would result in a significant loss of goodwill by Buyer and the Company and its Subsidiaries. Seller further acknowledges and agrees that the covenants and agreements set forth in this Section 10.6 were a material inducement to Buyer to enter into this Agreement and to perform its obligations hereunder, and that Buyer and its equityholders would not obtain the benefit of the bargain set forth in this Agreement as specifically negotiated by the parties hereto if Seller breached the provisions of this Section 10.6. Therefore, Seller agrees, in further consideration of the amounts to be paid hereunder for the Company Interests on the Closing Date and the goodwill of the Company and its Subsidiaries sold by Seller, that during the period from the Closing Date until the fifth (5th) anniversary of the Closing Date, Seller shall not (and shall cause its Affiliates and Subsidiaries not to), directly or indirectly, own any interest in, manage, control, participate in (whether as an officer, director, employee, partner, member, agent, representative or otherwise), consult with, render services for, or in any other manner engage anywhere in the Restricted Territories (as defined below) in any other business engaged directly or indirectly in the Business; provided that nothing herein shall prohibit Seller or any of its Affiliates from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded so long as none of such Persons has any active participation in the business of such corporation. Seller acknowledges that the Company’s and its Subsidiaries’ businesses have been conducted or are presently proposed to be conducted throughout all fifty (50) United States (the “Restricted Territories”) and that the geographic restrictions set forth above are reasonable and necessary to protect the goodwill of the Company’s and its Subsidiaries’ businesses being sold by Seller pursuant to this Agreement.

(b) Seller agrees that during the period from the Closing Date until the fifth (5th) anniversary of the Closing Date, it shall not (and shall cause its Affiliates and Subsidiaries not to), directly or indirectly through another Person, (i) induce or attempt to induce any employee of the Company or its Subsidiaries as of the Closing Date (including any Company Employee) to leave the employ of the Company or its Subsidiaries, or in any way interfere with the relationship between the Company or its Subsidiaries and any employee thereof, (ii) hire any person who is then an employee of the Company or its Subsidiaries or who was an employee of the Company or its Subsidiaries at any time during the one-year period immediately prior to the date on which such hiring would take place (it being conclusively presumed by the parties so as to avoid any dispute under this Section 10.6(b) that any such hiring within such one-year period is also in violation of clause (i) above), or (iii) for so long as Seller has continuing obligations under Section 10.6(a) above, call on, solicit or service any customer, supplier, lessee, lessor, licensee, licensor or other business relation of the Company or its Subsidiaries (including any Person that was a customer, supplier, lessee, lessor, licensee, licensor or other potential business relation of the Company or its Subsidiaries at any time during the 12-month period immediately prior to such call, solicitation or service), induce or attempt to induce such Person to cease doing business with the Company or its Subsidiaries, or in any way interfere with the relationship between any such customer, supplier, lessee, lessor, licensee, licensor or other business relation and the Company or its Subsidiaries (including making any negative statements or communications about the Company or its Subsidiaries, other than as protected by law) in a manner harmful to the Company or its Subsidiaries.

(c) Seller agrees that from and after the Closing it shall not (and shall cause its Affiliates and Subsidiaries not to), directly or indirectly through another Person, except to the extent done in good faith in any claim, suit, action or proceeding against Buyer or the Company or as otherwise protected by law, (i) make any negative statement or communication regarding Buyer, the Company or any of their respective Affiliates or employees with the intent to harm any such Person or (ii) make any derogatory or disparaging statement or communication regarding Buyer, the Company or any of their respective Affiliates or employees. Nothing in this Section 10.6(c) shall limit Seller’s or its Affiliate’s ability to make true and accurate statements or communications in connection with any disclosure Seller or its Affiliates reasonably believe is required pursuant to applicable Law.

(d) Seller shall not (and shall cause its Affiliates and Subsidiaries not to) at any time disclose or use any Confidential Information of which Seller (or its Affiliates or Subsidiaries) is or becomes aware, whether or not such information was or is developed by Seller or its employees or Affiliates. Seller shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. In the event Seller or any of its Affiliates is required by Law to disclose any Confidential Information, Seller shall, to the extent legally permissible, promptly notify Buyer in writing, which notification shall include the nature of the legal requirement and the extent of the required disclosure, and Seller shall reasonably cooperate with the Buyer and the Company to preserve the confidentiality of such information consistent with applicable Law. The foregoing shall not, however, prohibit disclosure by any Person of Confidential Information that (i) has been published in a form generally available to the public other than as a result of Seller’s or any of Seller’s Affiliates’ acts or omissions to act prior to the date such Person proposes to disclose such information or (ii) is required to be disclosed pursuant to any applicable Law or court order.

(e) If, at the time of enforcement of the covenants contained in this Section 10.6 (the “Restrictive Covenants”), a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed and directed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by Law. Seller has consulted with legal counsel regarding the Restrictive Covenants and based on such consultation has determined and hereby acknowledges that the Restrictive Covenants are reasonable in terms of duration, scope and area restrictions and are necessary to protect the goodwill of the Company’s and its Subsidiaries’ businesses and the substantial investment in the Company and its Subsidiaries made by Buyer hereunder. Seller further acknowledges and agrees that the Restrictive Covenants are being entered into by it in connection with the sale of the Company Interests owned by Seller and the goodwill of the Company’s and its Subsidiaries’ businesses pursuant to this Agreement and not directly or indirectly in connection with Seller’s relationship with the Company or its Subsidiaries.

(f) If Seller or an Affiliate or Subsidiary of Seller breaches, or threatens to commit a breach of, any of the Restrictive Covenants, the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to Buyer, the Company or any of their respective Affiliates at Law or in equity: (i) the right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and Buyer and that money damages would not provide an adequate remedy to the Company; and (ii) the right and remedy to require Seller to account for and pay over to the Company and Buyer any profits, monies, accruals, increments or other benefits derived or received by such Person as the result of any transactions constituting a breach of the Restrictive Covenants.

(g) In the event of any breach or violation by Seller of any of the Restrictive Covenants, the time period of such covenant shall be tolled until such breach or violation is resolved.

10.7 Insurance. As of the Closing Date, the coverage under all Insurance Policies (including all captive and self-insurance programs) shall continue in force for the benefit of Seller and its Affiliates only and shall cease with respect to any acts, events, facts, circumstances, matters, incidents or omissions involving the Company and its Subsidiaries or the Business that occur on or after the Closing (including, for “claims-made” policies only, any matters that have not been the subject of a notice of claim or circumstance prior to the Closing Date) (“Post-Closing Insurance Matters”). Buyer shall arrange for coverage under its own insurance policies covering all periods from and after the Closing and shall not seek, through any means, to benefit from any Insurance Policies with respect to any Post-Closing Insurance Matters. Notwithstanding the foregoing, in respect of any coverages under “occurrence” based third party Insurance Policies (and not any

Insurance Policies that are captive or self-insurance programs), upon the written request of Buyer, from and after the Closing Date, Seller shall use its reasonable best efforts to assist Buyer and the Company and its Subsidiaries in processing any claims with respect to any acts, events, facts, circumstances, matters, incidents or omissions involving the Company and its Subsidiaries or the Business that occurred prior to the Closing (“Pre-Closing Insurance Matters”). In the event there is a qualifying claim to be filed with respect to any Pre-Closing Insurance Matters under any such third-party Insurance Policies, Buyer and the Company and its Subsidiaries shall be responsible for any deductible payable under the terms of the applicable Insurance Policy and any other out-of-pocket costs and expenses (including any self-insured retention) incurred by Seller or any of its Affiliates in connection with any such claim. Other than as set forth in the in this Section 10.7, from and after the Closing, Seller shall have no duties with regard to insurance for the Company and its Subsidiaries.

ARTICLE XI

DEFINITIONS

11.1 Definitions. The terms defined in Annex A hereto, whenever used herein, shall have the meanings set forth in Annex A for all purposes of this Agreement. The definitions in Annex A are incorporated into this Agreement as if fully set forth at length herein and all references to a section in such Annex A are references to such section of this Agreement.

11.2 Usage.

(a) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b) The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(c) The word “or” shall not be exclusive.

(d) The phrase “to the extent” shall mean the degree to which a subject or other matter extends, and such phrase shall not simply mean “if.”

(e) The words “hereof”, “herein”, “hereto”, and “hereunder”, and words of similar import, shall refer to this Agreement as a whole and not any particular provision of this Agreement.

(f) Words denoting any gender shall include all genders. Where a word is defined herein, references to the singular shall include references to the plural and vice versa.

(g) A reference to any party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns.

(h) All references to “$” and dollars shall be deemed to refer to United States currency unless otherwise specifically provided.

(i) All references to a day or days shall be deemed to refer to a calendar day or calendar days, as applicable, unless otherwise specifically provided.

ARTICLE XII

MISCELLANEOUS

12.1 Expenses. Except as otherwise expressly provided in this Agreement, Buyer will be responsible for all costs and expenses incurred by Buyer and its Affiliates in connection with the negotiation, preparation and entry into this Agreement and the consummation of the Contemplated Transactions. Except as otherwise expressly provided in this Agreement, Seller will be responsible for all costs and expenses incurred by Seller, the Company and their Affiliates in connection with the negotiation, preparation and entry into of this Agreement and the consummation of the Contemplated Transactions (to the extent that any such amount is not included in Transaction Expenses).

12.2 Public Announcements. Prior to the Closing, Buyer, on the one hand, and the Seller and its Subsidiaries (including the Company), on the other hand, shall consult with each other before issuing any press release or making any other public announcements, or scheduling a press conference or conference call with investors or analysts, with respect to this Agreement or the Contemplated Transactions and shall not issue any such press release or make any such other public announcement without the consent of the other party, which shall not be unreasonably withheld, conditioned or delayed, except (i) as such release or announcement may be required by applicable Law or any listing agreement with or rule of any national securities exchange or association upon which the securities of Seller or Buyer, as applicable, are listed, in which case the party required to make the release or announcement shall use reasonable best efforts to consult with the other party about, and allow the other party reasonable time (taking into account the circumstances) to comment on, such release or announcement in advance of such issuance and (ii) for statements that are consistent with previous releases, public disclosures or public statements made jointly by the parties (or individually, if approved by the other party), or relate to a “stop-look-and-listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act.

12.3 Amendment and Waiver. This Agreement may be amended, and any provision of this Agreement may be waived; provided that any such amendment or waiver will be binding upon a party only if such amendment or waiver is set forth in a writing executed by such party. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or waive any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

12.4 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) if personally delivered, on the date of delivery, (b) if delivered by next-day courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service for next day delivery, (c) if deposited in the United States mail, first class postage prepaid, on the fifth (5th) Business Day following the date of such deposit, or (d) if delivered by electronic mail (provided the relevant computer record does not indicate a failed transmission), on the date of such transmission. Notices, demands and communications shall, unless another address is specified in writing pursuant to the provisions hereof, be sent to the address indicated below:

Notices to Seller:

UpHealth, Inc.

14000 South Military Trail, Suite 203

Delray Beach, Florida 33484

Attention: Dr. Avi Katz; Martin Beck

Email: ***

with a copy (which shall not constitute notice) to:

DLA Piper

555 Mission Street, Suite 2400

San Francisco, California 94105

Attention: Jeffrey Selman; John Maselli

Email: jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com

Notices to the Company or Buyer:

c/o GTCR LLC

300 North LaSalle St., Suite 5600

Chicago, Illinois 60654

Attention: Mark M. Anderson; Sean L. Cunningham; Geoffrey Tresley

Email: ***

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, IL 60654

Attention: Michael H. Weed, P.C.; Daniel A. Guerin, P.C.; Rachael G. Coffey,

P.C.; Neil K. Vohra

Email: michael.weed@kirkland.com; daniel.guerin@kirkland.com;

rachael.coffey@kirkland.com; neil.vohra@kirkland.com

12.5 Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the parties hereto, shall bind and inure to the benefit of the respective heirs, successors and assigns of the parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by any party hereto without the prior written consent of the other parties. Notwithstanding the foregoing, Buyer may, following the Closing, assign its rights and obligations hereunder, in whole or in part, to any of its Affiliates without the consent of any other Person. In addition, (a) following the Closing, Buyer may assign its rights and obligations pursuant to this Agreement, in whole or in part, in connection with any disposition or transfer of all or any portion of the Company or its business in any form of transaction without the consent of any other Person; and (b) Buyer and, following the Closing, the Company, may assign any or all of its rights pursuant to this Agreement to any of their respective lenders as collateral security without the consent of any other Person. Notwithstanding the foregoing, no assignment by any party hereto will relieve such party of any of its obligations hereunder (or the obligations of the Guarantors under the Limited Guaranty or the Equity Commitment Letter), and any assignment other than in accordance with this Section 12.5 shall be invalid ab initio.

12.6 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

12.7 Descriptive Headings; Interpretation. The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Annex, Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. Each provision of this Agreement shall be given independent significance. Whenever this Agreement indicates that a document has been “provided”, “delivered” or “made available” to Buyer, such statement will mean that such document was (i) delivered or provided to Buyer or (ii) made available for viewing by Buyer and its representatives in the electronic data room operated by Venue, as such materials were posted to the electronic data room at least one Business Day prior to the date of this Agreement and not removed on or prior to the date of this Agreement.

12.8 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement. The parties hereto agree that prior drafts of this Agreement shall not be deemed to provide any evidence as to the meaning of any provision hereof or the intent of the parties hereto with respect to the terms hereof.

12.9 No Third-Party Beneficiaries. Except as set forth in Article IX, the penultimate sentence of Section 12.5, Section 12.16(g)(i) and Section 12.17(g)(i), nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third parties specifically including employees and creditors of the Company and shareholders of Seller.

12.10 Entire Agreement. This Agreement, the Limited Guaranty, the Equity Commitment Letter and the other Transaction Agreements contain the entire agreement and understanding among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

12.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

12.12 Electronic Delivery. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail in portable document format or similar format (any such delivery, an “Electronic Delivery”), shall be treated in all manners and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them (by means other than Electronic Delivery) to all other parties. No party hereto or to any such agreement or instrument shall raise (a) the use of Electronic Delivery to deliver a signature or (b) the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

12.13 Specific Performance.

(a) Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms, that Buyer, Seller and the Company would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, the parties hereto acknowledge and agree that (i) in addition to any other remedy to which any party hereto may be entitled at law, each party hereto shall be entitled to injunctive relief, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to specifically enforce the terms and provisions hereof, and (ii) the right of specific performance, an injunction and other equitable relief is an integral part of the Contemplated Transactions and without that right, neither Buyer, on the one hand, nor Seller and the Company, on the other hand, would have entered into this Agreement.

(b) The parties hereto agree not to raise any objection to (i) the granting of an injunction, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement by Buyer, on the one hand, or Seller and the Company, on the other hand, and (ii) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Buyer, Seller or the Company pursuant to this Agreement. Any party hereto seeking an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to post a bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each party waives any defenses in any action for specific performance, including the defense that money damages would be adequate. Without limiting the foregoing, the parties hereto explicitly agree that if, and only if and for so long as, (A) all of the conditions to

Buyer’s obligation to effect the Closing set forth in Section 7.1 have been satisfied (other than those conditions that, by their terms, cannot be satisfied until the Closing but which are fully capable of being satisfied at the Closing), (B) Buyer fails to fulfill its obligation to effect the Closing by the date it was required to do so pursuant to Section 1.3, and (C) Seller and the Company have irrevocably confirmed in a written notice to Buyer that (x) Seller and the Company are ready, willing and able to perform their obligations to effect the Closing and (y) if specific performance is granted and the Equity Financing is funded, then the Closing will occur, then Seller shall have the right to an injunction, specific performance or other equitable remedies in connection with enforcing Buyer’s obligations to consummate the Closing and cause the Equity Financing to be funded.

12.14 Governing Law; JURISDICTION; WAIVER OF JURY TRIAL.

(a) This Agreement shall be interpreted and construed in accordance with the Laws of the State of Delaware. Any and all claims, controversies, and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, shall be governed by the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-Laws or other rule, whether of the State of Delaware or any other jurisdiction, that would result in the application of the Laws of any jurisdiction other than the State of Delaware.

(b) SUBJECT TO THE PROVISIONS OF SECTION 1.5 (WHICH SHALL GOVERN ANY DISPUTE ARISING THEREUNDER), THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT, THE LIMITED GUARANTY OR THE EQUITY COMMITMENT LETTER, OR OTHERWISE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, SHALL PROPERLY AND EXCLUSIVELY LIE IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE). EACH PARTY ALSO AGREES NOT TO BRING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LIMITED GUARANTY OR THE EQUITY COMMITMENT LETTER, OR OTHERWISE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, IN ANY OTHER COURT. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.

(c) THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(d) Notwithstanding anything to the contrary in this Agreement, this Section 12.14 does not apply in respect of the Intellectual Property Assignment Agreement or the Transition Services Agreement.

12.15 Schedules. Each section of the Schedules will be deemed to incorporate by reference all information disclosed in any other section of the Schedules to the extent the relevance of such information to such other section of the Schedules is reasonably apparent on its face from a plain reading. A contract disclosed in one section of the Schedules will be deemed to have been disclosed in every other section of the Schedules to the extent the relevance of such contract to such other section of the Schedules would be reasonably apparent to a person who reviewed such contract pursuant to a plain reading of any such disclosure. The disclosure of an item therein does not constitute an admission that such item is material, that it was necessary to schedule such item, or that it would be appropriate or necessary to schedule a similar item. The headings contained in the Schedules are for reference only and shall not affect in any way the meaning or interpretation of the Schedules. No exceptions to any representations or warranties disclosed on one Schedule herein shall constitute an exception to any other representations or warranties made in the Agreement unless the exception is disclosed or deemed to have been disclosed pursuant to the foregoing principles on such other applicable Schedule. Each representation and warranty in this Agreement is given independent effect so that if a particular representation and warranty proves to be incorrect or is breached, the fact that another representation and warranty concerning the same or similar subject matter is correct or is not breached, whether such other representation and warranty is more general or more specific, narrower or broader or otherwise, will not affect the incorrectness or breach of such particular representation and warranty.

12.16 Debt Financing Sources. Notwithstanding anything in this Agreement to the contrary, each of the parties on behalf of itself and each of its Affiliates hereby: (a) agrees that any legal action (whether in Law or in equity, whether in contract or in tort or otherwise), involving the Debt Financing Sources, arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any New York State court or federal court of the United States of America, in each case, sitting in New York County and any appellate court thereof (each such court, the “Subject Courts”) and each party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such Subject Courts and agrees that any such dispute shall be governed by, and construed in accordance with, the Laws of the State of New York, except as otherwise set forth in the Debt Commitment Letter with respect to (i) the interpretation of the definition of Material Adverse Effect (and whether or not a Material Adverse Effect has occurred), (ii) the determination of the accuracy of any “specified acquisition agreement representation” (as such term or similar term is defined in the Debt Commitment Letter) and whether as a result of any inaccuracy thereof Buyer or any of its Affiliates has the right to terminate its or their obligations hereunder pursuant to Section 8.1(b) or decline to consummate the Closing as a result thereof pursuant to Section 7.1(b) and (iii) the determination of whether the Closing has been consummated in all material respects in accordance with the terms hereof, which shall in each case be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule that would cause the application of Laws of any other jurisdiction, (b) agrees not to bring or support or permit any of its Affiliates to bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise), against the Debt Financing Sources in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any Subject Court, (c) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal action in any such Subject Court, (d) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any legal action brought against the Debt Financing Sources in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (e) agrees that none of the Debt Financing Sources will have any liability to any of the Seller Related Parties, the Company, the Company’s Subsidiaries or their respective Affiliates relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and that none of the Seller Related Parties, the Company, the Company’s Subsidiaries or any of their respective Affiliates shall bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise), against any of the Debt Financing Sources relating to or in any way arising out of this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (f) waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any legal action involving any Debt Financing Source or the transactions contemplated hereby, any claim that it is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason, and (g) agrees (i) that the Debt Financing Sources are express third party beneficiaries of, and may enforce, any of the provisions in this Section 12.16 (or the definitions of any terms used in this Section 12.16), (ii) to the extent any amendments to any provision of this Section 12.16 (or, solely as they relate to such Section, the definitions of any terms used in this Section 12.16) are materially adverse to the Debt Financing Sources, such provisions shall not be amended without the prior written consent of the Debt Financing Sources and (iii) that, notwithstanding anything contained in Section 12.5, Buyer may assign this Agreement or any of the rights, interests or obligations hereunder for collateral security purposes to any existing or future lender or group thereof (including without any limitation any agent, trustee or other representative acting on their behalf) providing financing to Buyer and/or any of its Affiliates and to any purchaser (including the Debt Financing Sources) or other transferee in any foreclosure sale or other exercise of remedies thereby, and any such lenders (or agent, trustee or other representative) or such purchaser (or other transferee) (including the Debt Financing Sources) may exercise all of the rights and remedies of Buyer hereunder, all without any further consent of Seller; provided, that the foregoing shall not relieve Buyer of any of its obligations hereunder (or the obligations of the Guarantors under the Limited Guaranty or the Equity Commitment Letter). Notwithstanding anything contained herein to the contrary, nothing in this Section 12.16 shall in any way affect any party hereto’s or any of its Affiliates’ rights and remedies under any binding agreement to which a Debt Financing Source is a party, including the Debt Commitment Letter. No Debt Financing Source shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature.

12.17 Consenting Holders. Notwithstanding anything in this Agreement to the contrary, each of the parties hereto on behalf of itself and each of its Affiliates hereby: (a) agrees that any legal action (whether in Law or in equity, whether in contract or in tort or otherwise), involving the Consenting Holders, arising out of or relating to this Agreement or any of the transactions contemplated hereby, shall be subject to the exclusive jurisdiction of the Subject Courts and each party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such Subject Courts and agrees that any such dispute shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to any choice or conflict of Law provision or rule that would cause the application of Laws of any other jurisdiction, (b) agrees not to bring or support or permit any of its Affiliates to bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise), against the Consenting Holders in any way arising out of or relating to this Agreement or any of the transactions contemplated hereby in any forum other than any Subject Court, (c) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal action in any such Subject Court, (d) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any legal action brought against the Consenting Holders in any way arising out of or relating to this Agreement or any of the transactions contemplated hereby, (e) agrees that none of the Consenting Holders will have any liability to any of the Seller Related Parties, the Company, the Company’s Subsidiaries or their respective Affiliates relating to or arising out of this Agreement or any of the transactions contemplated hereby and that none of the Seller Related Parties, the Company, the Company’s Subsidiaries or any of their respective Affiliates shall bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise), against any of the Consenting Holders relating to or in any way arising out of this Agreement or any of the transactions contemplated hereby, (f) waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any legal action involving any Consenting Holder or the transactions contemplated hereby, any claim that it is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason, and (g) agrees (i) that the Consenting Holders are express third party beneficiaries of, and may enforce, any of the provisions in Article I, this Section 12.17 or any other provision relating to the Escrow Agreement, Noteholder Support Agreement or Supplemental Indentures (or the definitions of any terms used in Article I, this Section 12.17 or any other provision relating to the Escrow Agreement, Noteholder Support

Agreement or Supplemental Indentures) and (ii) any modification, amendment, waiver or supplement to (x) Article I or this Section 12.17, or any other provision or term in this Agreement relating to the Fundamental Change Repurchase Offers (as defined in the Noteholder Support Agreement), the Escrow Agreement, the Noteholder Support Agreement or the Supplemental Indentures or (y) the Noteholder Support Agreement, the Escrow Agreement or the Supplemental Indentures, shall require the prior written consent of the Required Noteholders (as defined in the Noteholder Support Agreement). Notwithstanding anything contained herein to the contrary, nothing in this Section 12.17 shall in any way affect any party hereto’s or any of its Affiliates’ rights and remedies under any binding agreement to which a Consenting Holder is a party, including the Noteholder Support Agreement. Notwithstanding the foregoing or anything in this Agreement to the contrary, the maximum aggregate liability of the Consenting Noteholders for any and all liabilities or damages suffered as a result of the breach of the Noteholder Support Agreement or any representation, warranty, covenant or agreement contained therein of the Consenting Noteholders or the failure to consummate the Contemplated Transactions shall in no event exceed $14,400,000.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Membership Interests Purchase Agreement as of the date first written above.

BUYER:

FOREST BUYER, LLC

By:	/s/ Mark Anderson
Name:	Mark Anderson
Title:	President

Signature Page to Membership Interests Purchase Agreement

COMPANY:

CLOUDBREAK HEALTH, LLC

By:	/s/ Martin S.A. Beck
Name:	Martin S.A. Beck
Title:	Chief Executive Officer

SELLER:

UPHEALTH, INC.

By:	/s/ Martin S.A. Beck
Name:	Martin S.A. Beck
Title:	Chief Executive Officer

Signature Page to Membership Interests Purchase Agreement

Annex A

“2025 Noteholders” means all beneficial holders of 2025 Notes under the Senior Secured Notes Indenture.

“2025 Notes” means those variable rate convertible senior secured notes due 2025 issued under the Senior Secured Notes Indenture.

“2025 Notes Repurchase Amount” means, as of such date, the amount required to repurchase and discharge all of the 2025 Notes in accordance with the terms of the Senior Secured Notes Indenture (which shall include, for the avoidance of doubt, any accrued and unpaid interest on such 2025 Notes, as well as related premiums).

“2026 Noteholders” means all beneficial holders of 2026 Notes under the Unsecured Notes Indenture.

“2026 Notes” means those unsecured convertible notes due 2026 issued under the Unsecured Notes Indenture.

“2026 Notes Repurchase Amount” means, as of such date, the amount required to repurchase and discharge all of the 2026 Notes in accordance with the terms of the Unsecured Notes Indenture (which shall include, for the avoidance of doubt, any accrued and unpaid interest on such 2026 Notes, as well as related premiums).

“Acceptable Confidentiality Agreement” means an agreement with Seller or the Company that is either (i) in effect as of the date hereof; or (ii) executed, delivered and effective after the date hereof, in either case containing provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receive non-public information of or with respect to Seller, the Company or the Business to keep such information confidential (subject to customary exceptions); provided, however, that, the provisions contained therein are not less favorable to Seller or the Company in any material respect than the terms of the Confidentiality Agreement (it being understood that such agreement need not contain any “standstill” or similar provisions or provisions that otherwise prohibit the making of any Acquisition Proposal). For the avoidance of doubt, a joinder to an Acceptable Confidentiality Agreement pursuant to which a Third Party agrees to be bound by the confidentiality and use provisions of an Acceptable Confidentiality Agreement shall be an Acceptable Confidentiality Agreement.

“Accounting Principles” means the methodologies, practices, valuation and other principles set forth on Annex B.

“Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Buyer) relating to an Acquisition Transaction.

A-1

“Acquisition Transaction” means any transaction or series of related transactions (other than the Contemplated Transactions) involving:

(i) any direct or indirect purchase or other acquisition by any Third Party or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons, whether from Seller or any other Person(s), of securities representing more than 15% of the total outstanding voting power of Seller or any of its Subsidiaries after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 15% of the total outstanding voting power of Seller or any of its Subsidiaries after giving effect to the consummation of such tender or exchange offer;

(ii) any direct or indirect purchase, exclusive license or other acquisition by any Third Party or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons of assets constituting or accounting for more than 15% of the consolidated assets, revenue or net income of Seller and its Subsidiaries, taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(iii) any joint venture, partnership, merger, consolidation, business combination, tender offer, exchange offer, recapitalization, reorganization, liquidation, dissolution or other transaction involving Seller pursuant to which (x) any Third Party or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons would hold securities representing more than 15% of the total outstanding voting power of Seller or any of its Subsidiaries outstanding after giving effect to the consummation of such transaction or (y) stockholders of Seller or any of its Subsidiaries immediately preceding such transaction hold less than 85% of the equity interests of the surviving or resulting entity of such transaction.

“Action” means any claim, complaint, charge, action, suit, audit, arbitration, mediation, grievance, inquiry, investigation or other proceeding, whether or not brought by or pending before any Governmental Authority.

“Adjustment Escrow Account” means the purchase price adjustment escrow account established pursuant to the Escrow Agreement.

“Adjustment Escrow Amount” means $3,000,000.

“Adjustment Escrow Funds” means the Adjustment Escrow Amount held in the Adjustment Escrow Account, including any dividends, interest, distributions and other income received in respect thereof, less any losses on investment thereof, less distributions thereof in accordance with this Agreement and the Escrow Agreement.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

A-2

“Affiliated Group” means any affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. income Tax Law).

“Agreement” has the meaning set forth in the Preamble.

“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the United Kingdom Bribery Act 2010, and any other anti-bribery or anti-corruption Law of any jurisdiction applicable to the Company or its Subsidiaries.

“Arbiter” has the meaning set forth in Section 1.5(b).

“Bankruptcy and Equity Exception” has the meaning set forth in Section 2.2.

“Business” means the business of providing video remote interpreter services, over the phone interpreter services, onsite interpreter services, document translation and localization services and/or any services related or ancillary thereto and/or any other services or activities presently conducted or presently proposed to be conducted, or conducted in the last twelve (12) months, by or on behalf of the Company or any of its Subsidiaries.

“Business Data” means all Trade Secrets or other Data related to, developed for, used in, necessary for, or otherwise material to the Business.

“Business Day” means any day, other than a Saturday, Sunday or other date on which banks located in Chicago, Illinois or Delray Beach, Florida are closed for business as a result of federal, state or local holiday.

“Buyer” has the meaning set forth in the Preamble.

“Buyer Insurance Policy” has the meaning set forth in Section 5.12.

“Buyer Related Parties” means, collectively, (i) Buyer, (ii) the Guarantors, (iii) the Debt Financing Sources and (iv) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of Buyer, the Guarantors and the Debt Financing Sources.

“Calculation Time” means 11:59 p.m. (Delray Beach, Florida time) on the day immediately prior to the Closing Date; provided that, with respect to any calculation made pursuant to this Agreement as of the Calculation Time, such calculation shall take into account the use or transfer of any assets of the Company (including Cash) outside of the ordinary course of business, including to the extent such assets are sold, liquidated, disposed of or otherwise used to pay any distributions to equityholders of the Company or repurchase any Equity Interests of the Company, in each case following the Calculation Time and prior to the Closing.

A-3

“Cash” means, as of any applicable time of determination, the cash and cash equivalents of the Company and its Subsidiaries, plus the amount of any checks, drafts or wire transfers held for the benefit of the Company and its Subsidiaries but not yet cleared, less the amount of any checks, drafts or wire transfers written or initiated by the Company or any of its Subsidiaries but not yet cleared, in each case, excluding Restricted Cash and as determined on a consolidated basis.

“Cash Consideration” means an amount equal to $180,000,000, minus the Closing Indebtedness, plus the Closing Cash Amount, plus the amount (if any) by which the Closing Net Working Capital is greater than the Target Net Working Capital, minus the amount (if any) by which the Closing Net Working Capital is less than the Target Net Working Capital, minus the Transaction Expenses.

“Closing” has the meaning set forth in Section 1.3.

“Closing Cash Amount” means the aggregate amount of all Cash as of the Calculation Time.

“Closing Date” has the meaning set forth in Section 1.3.

“Closing Indebtedness” means the aggregate amount of Indebtedness as of immediately prior to the Closing. For the avoidance of doubt, Closing Indebtedness shall not include any amount included in the computation of Closing Net Working Capital or Transaction Expenses.

“Closing Net Working Capital” means the Net Working Capital of the Company and its Subsidiaries as of the Calculation Time. For the avoidance of doubt, Closing Net Working Capital shall not include any amount included in the computation of Closing Indebtedness or Transaction Expenses.

“Closing Statement” has the meaning set forth in Section 1.5(a).

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code, and any similar state Law.

“Code” means the Internal Revenue Code of 1986, as amended, and any reference to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

“Company” has the meaning set forth in the Preamble.

“Company Employee” means each director, officer employee, or other individual service provider (i) employed by the Company or any of its Subsidiaries, or (ii) employed by Seller or an Affiliate of Seller (other than the Company and its Subsidiaries) whose job responsibilities are and have for the past twelve (12) months been primarily dedicated to the business of the Company or any of its Subsidiaries, including, for the avoidance of doubt, (a) the individuals set forth on Schedule 6.1(a), and (b) any such employee of the Company or any of its Subsidiaries hired on or after the date of this Agreement in accordance with the terms of this Agreement.

A-4

“Company Intellectual Property” means (i) all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries immediately prior to the date hereof or the Closing and (ii) all Intellectual Property that is to be assigned by Seller or any of its Affiliates (other than the Company or its Subsidiaries) pursuant to the Intellectual Property Assignment Agreement.

“Company Interests” has the meaning set forth in the Recitals.

“Company Software” means all Software and other technology-enabled products and services either existing or under development, including MARTII, and that are currently or currently intended to be marketed, sold, licensed, or distributed by or for the Company, any of its Subsidiaries, or any member of the Seller Group, in each case together with any and all supplements, modifications, updates, corrections and enhancements to such software, any English and foreign language versions of such software, and any and all documentation relating to the foregoing.

“Confidential Information” means all information (whether or not specifically identified as confidential), in any form or medium, that is disclosed to, or developed or learned by, the Company, Seller or any of their respective employees, consultants or advisors, as the case may be, that relates to the business, products, operations, financial condition, services, research or development of the Company or its customers, vendors, suppliers, processors, independent contractors or other business relations, including: (i) internal business information (including information relating to strategic plans and practices, business, accounting, financial or marketing plans, practices or programs, training practices and programs, salaries, bonuses, incentive plans and other compensation and benefits information and accounting and business methods); (ii) identities of, individual requirements of, specific contractual arrangements with, and information about, the Company or its Affiliates, its customers and its confidential information; (iii) industry research compiled by, or on behalf of Company, including identities of potential target companies, management teams, and transaction sources identified by, or on behalf of, Company; (iv) compilations of data and analyses, processes, methods, track and performance records, and Data relating thereto; (v) Personal Information; and (vi) information related to Company Intellectual Property and updates of any of the foregoing; provided, however, that “Confidential Information” shall not include any information that (A) is or becomes generally available to the public other than as a result of Seller’s acts or omissions or (B) becomes available to Seller on a non-confidential basis from a source other than Company, provided that such source is not known by Seller to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, Company or any other party with respect to such information.

“Confidentiality Agreement” means that certain Mutual Nondisclosure Agreement, dated as of June 27, 2023, by and between Seller and GTCR LLC.

“Consenting Holders” has the meaning set forth in the Noteholder Support Agreement.

“Continuing Employees” means those Company Employees who are employed by the Company or its Subsidiaries immediately prior to the Closing and who continue to be employed by any of the Company, Buyer or an Affiliate thereof immediately after the Closing Date.

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“Data Laws and Requirements” means the following, in each case, to the extent applicable and relating to Personal Information or otherwise relating to privacy, security, or security breach notification requirements applicable to the Business, the Company, any of its Subsidiaries, or the Seller Group (with respect to the Business): (a) all applicable Laws, (b) the Company’s, any of its Subsidiaries’, or any Seller Group member’s (with respect to the Business) own data protection and privacy policies, notices, and principles, (c) contracts or agreements the Company or any of its Subsidiaries, have entered into or by which they are bound, and (d) industry or self-regulatory standards to which the Company any of its Subsidiaries, or the Seller Group (with respect to the Business) are bound (including the Payment Card Industry Data Security Standard, if applicable) or with which any of the Company or any of its Subsidiaries or Seller (with respect to the Business) holds itself out to any Person as being compliant.

“Debt Commitment Letter” means that certain commitment letter, dated as of the date hereof, executed by Buyer and certain Debt Financing Sources, together with all term sheets, exhibits, annexes, schedules and other attachments thereto, and a fee letters executed in connection therewith, as amended, restated, supplemented, waived, replaced, extended or otherwise modified in accordance with the terms herein.

“Debt Financing” means the debt financing committed pursuant to the Debt Commitment Letter.

“Debt Financing Sources” means the Persons that have committed to provide or otherwise entered into agreements in connection with the Debt Financing in connection with the Contemplated Transactions, including the parties named in the Debt Commitment Letter and any joinder agreements or credit agreements entered into pursuant thereto or relating thereto together with their Affiliates, officers, directors, employees and representatives involved in the Debt Financing and their successors and assigns.

“Electronic Delivery” has the meaning set forth in Section 12.12.

“Environmental Laws” means all Laws regarding public or worker health or safety, pollution, or protection of the environment.

“Equity Commitment Letter” has the meaning set forth in the Recitals.

“Equity Financing” has the meaning set forth in Section 4.5(b).

“Equity Interests” means: (a) shares of capital stock, stock options, restricted stock, restricted stock units, performance stock units or similar ownership interests; (b) any other interest or participation that confers phantom equity, equity appreciation rights, the right to receive a share of the profits and losses of, or distribution of assets of a Person, or any similar right; (c) any subscriptions, calls, warrants, options, or commitments of any kind or character relating to, or entitling any Person to purchase or otherwise acquire shares of capital stock or any other equity securities; or (d) any securities convertible into or exercisable or exchangeable for shares of capital stock or any other equity securities.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and any reference to any particular ERISA section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

“ERISA Affiliate” has the meaning set forth in Section 2.19(c).

“Escrow Agent” means Citibank, N.A., in its capacity as escrow agent under the Escrow Agreement, and any successor escrow agent designated in accordance with the Escrow Agreement, unless another Person is mutually agreed upon by Buyer and Seller.

“Escrow Agreement” means the escrow agreement (or escrow agreements) in a customary form to be agreed upon by Buyer, Seller, the Required Noteholders (as defined in the Noteholder Support Agreement) (which shall be acceptable to the Buyer in its sole and exclusive discretion and acceptable to the Required Parties (as defined in the Noteholder Support Agreement)) and the Escrow Agent following the date hereof and before the Closing, in respect of the Adjustment Escrow Account, the Notes Escrow Account and the Tax Escrow Account, such Escrow Agreement to limit the investments of deposits into one or more demand deposit, money market or other interest bearing and liquid accounts of similar nature and not into any equities or other investments subject to potential loss. Buyer and Seller acknowledge and agree that the Required Noteholders shall be permitted to obtain and perfect a first priority lien in favor of the 2025 Noteholders and 2026 Noteholders with respect to the Adjustment Escrow Account (and the Adjustment Escrow Funds) (provided that all such liens will be released against any portion of the Adjustment Escrow Funds that are released to Buyer), Tax Escrow Account (and the Tax Escrow Funds) and the Note Escrow Account (and the Note Escrow Funds), subject to the terms of the Supplemental Indentures and any related intercreditor agreements.

“Estimated Cash Consideration” has the meaning set forth in Section 1.2.

“Estimated Closing Cash Amount” means an estimate of the Closing Cash Amount as estimated in good faith by Seller and delivered in accordance Section 1.2.

“Estimated Closing Indebtedness” means an amount equal to the Closing Indebtedness as estimated in good faith by Seller and delivered in accordance with Section 1.2.

“Estimated Closing Statement” has the meaning set forth in Section 1.2.

“Estimated Net Working Capital” means an amount equal to the Closing Net Working Capital as estimated in good faith by Seller and delivered in accordance with Section 1.2.

“Estimated Transaction Expenses” means an amount equal to the Transaction Expenses as estimated in good faith by Seller and delivered in accordance with Section 1.2.

“Ex-Im Laws” means all applicable Laws, rules and regulations relating to export, re-export, transfer or import controls (including the Export Administration Regulations administered by the U.S. Department of Commerce, and customs and import Laws administered by U.S. Customs and Border Protection).

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“Fraud” means common law fraud with intent to deceive under Delaware law in the making of the representations and warranties set forth in Article II, Article III, Article IV or Article V, as applicable.

“Fundamental Representations” means the representations and warranties in Section 2.1 (Organization), Section 2.2 (Authorization), Section 2.4 (Equity Interests and Related Matters; Title to Company Interests), Section 2.21 (Tax Matters), Section 2.22 (Brokerage and Transaction Bonuses), Section 3.1 (Authorization), Section 3.2 (Title to Company Interests), Section 3.7 (Solvency) and Section 3.8 (No Seller Insolvency Event).

“GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means any federal, state or local governmental, quasi-governmental, regulatory or administrative authority, agency, commission, official, body, department, commission, board, bureau or instrumentality of any country or any court, tribunal or judicial or arbitral body (public or private). Notwithstanding the foregoing, hospitals and other medical services facilities shall not be considered a “Governmental Authority” even if all or partially funded by a “Governmental Authority.”

“Governmental Health Program” means any federal health program as defined in 42 U.S.C. § 1320a-7b(f), including Medicare, Medicaid, Title XIX of the Social Security Act (TRICARE) CHAMPVA, and state healthcare programs (as defined therein), and any health insurance program for the benefit of federal employees, including those under chapter 89 of title 5, United States Code.

“Guarantors” means, collectively, GTCR Strategic Growth Fund I/B LP, GTCR Strategic Growth Fund I/C LP and GTCR Strategic Growth Co-Invest I LP, each a Delaware limited partnership.

“Hazardous Material” means any material, substance or waste for which Liability may be imposed pursuant to Environmental Laws, including petroleum, asbestos and per- and polyfluoroalkyl substances.

“Healthcare Laws” means laws relating to healthcare or the regulation, provision, consultation, management, administration of, and payment for, healthcare items and services applicable to the business of the Company, including: the Federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b); the federal Physician Self-Referral Law (42 U.S.C. 1395nn); the Federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a); the Federal Program Fraud Civil Remedies Act (31 U.S.C. § 3801 et seq.); the Federal Health Care Fraud law (18 U.S.C. § 1347); Title XVIII of the Social Security Act (42 U.S.C. §§ 1395-1395lll) (“Medicare”); Title XIX of the Social Security Act (42 U.S.C. §§ 1396-1396w-7) (“Medicaid”); the False Claims Act (31 U.S.C. §§ 3729-3733); the False Claim Law (42 U.S.C. § 1320a-7b(a)); the exclusion law (42 U.S.C. § 1320a-7); HIPAA (as defined herein) and applicable state laws regulating the privacy and security of healthcare records; 42 C.F.R. Part 2; the Deficit Reduction Act of 2005 (Pub. L. 109–171); the Patient Protection and Affordable Care Act of 2010 (Pub. L. 111 – 148); the 21st Century Cures Act (Pub. L. 114-255); laws relating to fee-splitting, patient brokering, corporate practice of medicine and licensed professionals, reimbursement, kickbacks, medical record documentation requirements, Governmental Health Program requirements, telemedicine and any and all similar state or local laws; and any and all amendments or modifications made from time to time to the items referenced in this definition.

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“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009), and their implementing regulations set forth at 45 C.F.R. Parts 160, 162, and 164.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indebtedness” means, as of any applicable time of determination, without duplication, the following consolidated monetary liabilities or obligations of the Company and its Subsidiaries: (i) all indebtedness for borrowed money (other than letters of credit (solely to the extent undrawn) or bankers’ acceptances), (ii) all liabilities evidenced by bonds, debentures, notes, or other similar instruments or debt securities, (iii) all liabilities under or in connection with letters of credit or bankers’ acceptances or similar items, in each case solely to the extent funds have been drawn and are payable thereunder, (iv) all liabilities for deferred purchase price of property, assets, securities or services and all deferred purchase price Liabilities related to past acquisitions, whether contingent or otherwise (including any Tax-related payments, seller notes, post-closing true-up obligations, indemnities and “earn-out” or similar payments or obligations at the maximum amount payable in respect thereof), (v) all deferred rent obligations, (vi) all liabilities under leases which were classified as finance or capital leases in the financial statements referenced in Section 2.5 or leases that in accordance with GAAP are or will be required to be capitalized (other than liabilities pursuant to leases which were classified as operating leases in the financial statements referenced in Section 2.5), (vii) all liabilities under conditional sale or other title retention agreements, (viii) all liabilities arising out of interest rate, currency or other hedge agreements or other hedging arrangements, (ix) all unpaid bonus, severance, unfunded or underfunded deferred compensation obligations, and all other similar amounts payable to any current or former director, officer, employee or other individual service provider (including the employer portion of any payroll, social security, unemployment or similar Taxes imposed on such amounts, determined as though all such amounts were payable as of the Closing), (x) all indebtedness of others guaranteed by the Company or secured by any Lien on the assets of the Company, (xi) any amounts deposited by a customer with the Company or pre-paid by a customer to the Company in respect of goods or services to be provided by the Company, (xii) declared and unpaid dividends or distributions, or any other amounts owed to Seller or Seller’s Affiliates, (xiii) all unpaid Taxes of the Company and its Subsidiaries for all Pre-Closing Tax Periods whether or not such Taxes are due and payable as of Closing (which will not be an amount less than zero in any jurisdiction or with respect to any type of Tax and which shall not include any offsets or claims with respect to Tax refunds or overpayments of Tax), and (xiv) deferred revenue, including for each of the foregoing clauses (i) through (xiv), any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, make-whole payments, commitment, breakage and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection therewith. Notwithstanding the foregoing, “Indebtedness” shall not include any amount included in any computation of Net Working Capital or Transaction Expenses or the Indentures.

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“Indentures” means, collectively, the Senior Secured Notes Indenture and the Unsecured Notes Indenture.

“India Company Employee” has the meaning set forth in Section 6.1(a).

“Inquiry” means an inquiry, request for discussions or negotiations or request to review non-public information that would reasonably be expected to indicate an interest in making or effecting an Acquisition Proposal or an Acquisition Transaction.

“Insurance Policies” has the meaning set forth in Section 2.20.

“Intellectual Property” means all of the following in any jurisdiction throughout the world and all rights therein and thereto: (i) patents, patent applications and patent disclosures, and any reissue, continuation, continuation-in-part, division, extension or reexamination thereof; (ii) Internet domain names, trademarks, service marks, trade dress, trade names, logos, corporate names, social media accounts and account identifies, and other indicia of origin (collectively, “Trademarks”), and registrations and applications for registration thereof together with all translations, transliterations, adaptations, derivations and combinations thereof and including all of the goodwill associated therewith; (iii) copyrights and copyrightable works (registered or unregistered), and other works of authorship; (iv) Trade Secrets; (v) Software; (vi) data, databases, data repositories, data leaks and collections of data (collectively, “Data”), data classifications and data analysis, enrichment, measurement and management tools; (vii) registrations and applications for any of the foregoing; and (viii) other proprietary, intellectual property or industrial rights.

“Investment” as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interests (including limited liability company interests, partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

“Knowledge” means, when referring to the “knowledge” of the Company, or any similar phrase or qualification based on knowledge of the Company or Seller, the actual knowledge that any of Martin Beck, Andy Panos, Kerry Moreno, Jeremy Kokalis or David Cochran would have upon reasonable inquiry as of the date of this Agreement.

“Latest Balance Sheet” has the meaning set forth in Section 2.5(a).

“Law” means any federal, state, local or non-U.S. statute, law, act, common law, ordinance, regulation, rule, code, order, directive, judgment, injunction, ruling, award, decree, writ, requirement or rule of law.

“Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by the Company or any Subsidiary.

“Leases” means all leases, subleases, licenses, concessions and other agreements (written or oral) (including all amendments, extensions, renewals, guaranties and other agreements with respect thereto) pursuant to which the Company or any Subsidiary holds any Leased Real Property, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any Subsidiary thereunder.

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“Liability” has the meaning set forth in Section 2.6.

“Lien” means any mortgage, pledge, hypothecation, lien, preference, priority, security interest, license, community property interest, security agreement, easement, covenant, restriction or other encumbrance of any kind or nature whatsoever.

“Limited Guaranty” has the meaning set forth in the Recitals.

“Losses” means any loss, Liability, demand, claim, cost, damage, deficiency, diminution in value, award, royalty, penalty, Tax, fine or expense (including interest, penalties, reasonable attorneys’ fees and expenses and amounts paid in investigation or defense, and amounts paid in settlement, of any of the foregoing).

“Malicious Code” means any (i) “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “ransomware,” or “worm” (as such terms are commonly understood in the software industry), or (ii) other code designed or intended to have, or capable of performing, any of the following functions: (a) disrupting, disabling, harming, interfering with or otherwise impeding in any manner the operation of, or providing unauthorized access to, a System on which such code is stored or installed; or (b) damaging or destroying any Data or file without the user’s consent.

“Material Adverse Effect” means any occurrence, change, event or effect that, individually or in the aggregate, (x) has had a material adverse effect on the assets, financial condition, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole or (y) would reasonably be expected to prevent or materially delay the consummation of the Contemplated Transactions; provided, however, solely with respect to clause (x), that none of the following (individually or in combination) shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Material Adverse Effect: (a) general business or economic conditions in the industries or geographic markets in which the Company and its Subsidiaries operate, except to the extent such general business or economic conditions have a materially disproportionate effect on the Company and its Subsidiaries as compared to any of the other companies in the industry in which the Company and its Subsidiaries operate; (b) global, national or regional political conditions, including hostilities, acts of war, sabotage or terrorism or military actions or any escalation, worsening or diminution of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway, and any conditions affecting the financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or any market index), in each case except to the extent such adverse effect has a materially disproportionate effect on the Company and its Subsidiaries as compared to any of the other companies in which the Company and its Subsidiaries operate; (c) hurricanes, earthquakes, floods, tsunamis, tornadoes, mudslides, wild fires or other natural disasters and other force majeure events in the United States or any other country or region in the world, except to the extent such event has a materially disproportionate effect on the Company and its Subsidiaries as compared to any of the other companies in the industry in which the Company and its Subsidiaries operate; (d) the announcement, execution, delivery or performance of this Agreement or the

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pendency or consummation of the Contemplated Transactions; (e) any change in GAAP or any change in applicable Laws or the interpretation thereof, in each case, following the date of this Agreement; (f) any pandemic, epidemic or disease outbreak, except to the extent such pandemic, epidemic or disease outbreak has a materially disproportionate effect on the Company and its Subsidiaries as compared to any of the other companies in which the Company and its Subsidiaries operate; and (g) the failure, in and of itself, of the financial or operating performance of the Company and its Subsidiaries or the Business to meet internal or external (including Buyer, the Guarantors or analysts) projections, forecasts or budgets for any period (provided that the underlying facts causing such failure, to the extent not otherwise excluded by this definition, may be deemed to constitute or contribute to a Material Adverse Effect).

“Material Contract” has the meaning set forth in Section 2.11(b).

“Material Customers” has the meaning set forth in Section 2.24.

“Material Suppliers” has the meaning set forth in Section 2.24.

“Net Working Capital” means the amount by which (i) the aggregate amount of current assets of the Company and its Subsidiaries on a consolidated basis (excluding any Cash, Restricted Cash, Tax assets and any receivables from Affiliates of Seller or the Company), exceeds (ii) the aggregate amount of current liabilities of the Company and its Subsidiaries on a consolidated basis (excluding any payables to Affiliates of Seller or the Company), in each case, determined in accordance with the Accounting Principles; provided that “Net Working Capital” shall not include any amounts that are included in the computation of Indebtedness or Transaction Expenses hereunder as well as any corresponding assets or contra liabilities related to Indebtedness (such as unamortized debt issuance costs). For the avoidance of doubt, if the accounting scenarios that arise are not accounted for in the Accounting Principles, then such past practices of the Company will govern so long as such practices are consistent with GAAP. If any accounting scenarios that arise are not accounted for in the Accounting Principles or in such past practices of the Company, then GAAP will govern. For illustrative purposes only, Annex C sets forth an illustrative example calculation of Net Working Capital as of September 30, 2023.

“Notes” means (i) the 2025 Notes and (ii) the 2026 Notes.

“Notes Escrow Account” means the notes escrow account established pursuant to the Escrow Agreement.

“Notes Escrow Amount” has the meaning set forth in Section 1.4(a)(iv).

“Notes Escrow Funds” means the Notes Escrow Amount held in the Notes Escrow Account, including any dividends, interest, distributions and other income received in respect thereof, less any losses on investment thereof, less distributions thereof in accordance with this Agreement and the Escrow Agreement.

“Notice of Disagreement” has the meaning set forth in Section 1.5(a).

“Open Source Software” means any license that is, or is substantially similar to, a license now or in the future approved by the Open Source Initiative and listed at http://www.opensource.org/licenses/, or any license under which Software or other materials are distributed or licensed as “free software,” “open source software” or under similar terms or models.

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“ordinary course of business” means, with respect to any Person, the usual and ordinary course of such Person’s business consistent with past custom and practice (including with respect to frequency, quantity and magnitude).

“Permitted Liens” means (i) Liens for Taxes that are not yet due and payable as of the Closing Date, or which are being contested in good faith and for which appropriate reserves have been established in accordance with GAAP, (ii) Liens imposed by applicable Law and incurred in the ordinary course of business for obligations not yet due and payable to landlords, carriers, warehousemen, laborers, repairmen, materialmen and the like, (iii) Liens arising from zoning ordinances, building codes and other land use Laws regulating the use or occupancy of any real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property and which are not violated by the current use or occupancy of any real property or the operation of the Company’s business thereon, (iv) easements, covenants, conditions, restrictions and other similar matters affecting title to any real property which do not materially detract from the value of or materially impair the use or occupancy of such real property or the operation of the business of the Company, (v) non-exclusive licenses of Intellectual Property granted in the ordinary course of business, and (vi) Liens to be released at or prior to the Closing.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, other entity or governmental entity (whether non-U.S., federal, state, county, city or otherwise and including any instrumentality, division, agency or department thereof).

“Personal Information” means (a) any information that relates to, identifies, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular person; and (b) any information that constitutes “personal information” or “personal data” or other similar terms under applicable Law.

“Plan” has the meaning set forth in Section 2.19(a).

“Pre-Closing Tax Period” has the meaning set forth in Section 10.2(a).

“Process” (or “Processed”) means any operation or set of operations that are performed on any Data or information (including Personal Information or on sets of Personal Information) or Systems, whether or not by automated mean or other similar terms under applicable Law including access, collection, use, processing, storage, sharing, sale, distribution, transfer, disclosure, sorting, treatment, compromise, modification, manipulation, transmit, performance of operations on, enhancement, aggregation, destruction, theft, loss, security, or disposal thereof or thereto.

“Representatives” means, with respect to a Person, its directors, managers, officers, employees, financial advisors, attorneys, accountants, consultants, and other representatives and advisors.

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“Restricted Cash” means any cash or cash equivalents not freely usable by the Company or its Subsidiaries because it is subject to restrictions or limitations on use or distribution under applicable Law or any contract, in each case determined in accordance with GAAP, excluding, however, any restriction under any account control agreement or similar instrument that is released in connection with the Closing.

“Sanctioned Person” means any Person who is the target of Sanctions by virtue of being (a) listed on any Sanctions-related list of designated or blocked persons; (b) a Governmental Authority of, resident in, or organized under the Laws of a country or territory that is the target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region and so-called Donetsk People’s Republic and Luhansk People’s Republic in Ukraine); or (c) 50% or more owned or (where applicable under relevant Sanctions) controlled by any of the foregoing.

“Sanctions” means trade, economic and financial sanctions Laws, regulations, embargoes, and restrictive measures, including those administered, enacted or enforced by (a) the United States (including the Department of Treasury, Office of Foreign Assets Control), (b) the European Union and enforced by its member states, (c) the United Nations or (d) His Majesty’s Treasury.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Incident” means (i) unauthorized acquisition of computerized data that compromises the security, confidentiality, or integrity of any Trade Secret, Business Data, or Personal Information maintained by or on behalf of the Company, its Subsidiaries, or the Seller Group, (ii) a successful phishing incident, ransomware or malware attack affecting any System, including any containing Trade Secrets, Business Data, or Personal Information, whether or not it (a) has caused or would reasonably be expected to cause a material disruption to the conduct of the Company’s Business or (b) which is required to be disclosed under applicable Law, (iii) incident in which any Trade Secret, Business Data, or Personal Information Processed by or for the Company, any of its Subsidiaries, the Seller Group, or the Business was or may have been Processed in an unauthorized manner or otherwise lost, compromised, or exfiltrated, (iv) cyber or security incident with respect to any Systems, Trade Secrets, Business Data, or Personal Information or (v) similar event as describe in (i) – (iv) of this definition using similar terms under applicable Law.

“Seller” has the meaning set forth in the Preamble.

“Seller Group” means, to the extent with respect to the Business, the Seller and/or any of its Affiliates (other than the Company and its Subsidiaries).

“Seller Marks” means any trademarks owned by Seller or any of its Affiliates (other than the Company and its Subsidiaries) and used in the Business during the twelve (12) months prior to the Closing, including “UpHealth.”

“Seller Related Parties” means, collectively, (i) Seller and its Affiliates, including (prior to the Closing) the Company and its Subsidiaries, and (ii) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of Seller and its Affiliates, including (prior to the Closing) the Company and its Subsidiaries.

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“Seller Stockholder Meeting” means a meeting of the stockholders of Seller (as promptly as reasonably practicable following the mailing of the Proxy Statement to the stockholders of Seller) for the purpose of obtaining the Requisite Stockholder Approval.

“Senior Management Agreement” means the senior management agreement entered into between the Company and the Andy Panos, dated as of the date of this Agreement and effective as of the Closing.

“Senior Secured Notes Indenture” means that certain indenture, dated as of August 18, 2022, by and among Seller, as issuer, the subsidiary guarantors party thereto, and the Trustee as trustee and collateral agent, as the same may be amended, restated, supplemented or otherwise modified from time to time (including pursuant to the Senior Secured Notes Supplemental Indenture).

“Senior Secured Notes Supplemental Indenture” means that certain supplement to the Senior Secured Notes Indenture to be agreed, entered, and effected by no later than December 20, 2023 (which shall be acceptable to the Buyer in its sole and exclusive discretion and acceptable to the Required Parties (as defined in the Noteholder Support Agreement)), for the purpose of implementing the terms set forth on Annex A to the Noteholder Support Agreement and other terms necessary for consistency with the Noteholder Support Agreement.

“Software” means (i) computer programs and software, whether in source code, object code, or other form, (ii) Data, data classifications and data analysis, enrichment, measurement and management tools (iii) software implementations of algorithms, models, and methodologies, firmware, and application programming interfaces, (iv) descriptions, schematics, specifications, flow charts and other work product used to design or develop any of the foregoing, and (v) related documentation.

“Straddle Period” has the meaning set forth in Section 10.2(c).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, at least a majority of the partnership or other similar ownership interest thereof and the power to direct the policies, management and affairs thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.

“Superior Proposal” means, any bona fide written Acquisition Proposal for an Acquisition Transaction that (i) was not the result or effect of a violation of Section 5.8 and (ii) is on terms that the Seller Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) is reasonably likely to be

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consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects of the proposal (including certainty of closing), the identity of the Person making the proposal and other aspects of the Acquisition Proposal that the Seller Board (or a committee thereof) deems relevant, and, if consummated, would be more favorable from a financial point of view to the stockholders of Seller (in their capacity as such) than the Contemplated Transactions (taking into account (A) any revisions to this Agreement made or proposed in writing by Buyer prior to the time of such determination in accordance with Section 5.8 and (B) all legal, regulatory, financial (including any termination fee amounts and conditions), timing, financing and other aspects of such proposal). For purposes of the reference to an “Acquisition Proposal” in this definition, (x) all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%” and (y) all references to “85%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

“Supplemental Indentures” means, collectively, the Unsecured Notes Supplemental Indenture and the Senior Secured Notes Supplemental Indenture.

“Systems” means all (i) Software, computers, computer systems, servers, hardware, telecommunications and network equipment firmware, middleware, websites, Data, networks, servers, workstations, routers, hubs, switches, communication equipment and lines, telecommunications equipment and lines, co-location facilities and equipment, and all other information technology equipment and related items of automated, computerized or software systems, including any outsourced systems and processes and the data transmitted thereby or thereon, in each case owned, leased or licensed by the Company, its Subsidiaries or used in or relied on in connection with the Business. The “Systems” include all Company Software.

“Target Net Working Capital” means $8,117,000.

“Tax” or “Taxes” means (i) any federal, state, local or municipal, or non-U.S. income, gross receipts, franchise, profits, capital gains, capital stock, transfer, sales, use, goods and services, harmonized, occupation, property, escheat, abandoned or unclaimed property, excise, estimated, severance, windfall profits, stamp, duty, license, payroll, withholding, ad valorem, value added, alternative minimum, environmental, customs, social security (or similar), unemployment, disability, registration or any other taxes, assessments, charges, duties, fees, levies, imposts or other similar governmental charges of any kind whatsoever, whether disputed or not, together with all estimated taxes, fines, deficiency assessments, additions to tax, penalties and interest; (ii) any Liability for the payment of any amounts of the type described in clause (i) arising as a result of being (or having been) a member of any Affiliated Group (or being included (or required to be included) in any Tax Return relating thereto); and (iii) any Liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify or otherwise assume or succeed to the Liability of any other Person, including as a transferee or successor, by contract or otherwise.

“Tax Escrow Account” means the tax escrow account established pursuant to the Escrow Agreement.

A-16

“Tax Escrow Amount” means $27,000,000; provided, however, that, if, based upon the combined balance sheet of Seller and its Subsidiaries (including the Company) as of December 31, 2023 and the related statements of income and cash flows (or the equivalent) for the fiscal year then ended, as such is being audited by the Company’s independent public accounting firm, which Seller shall have delivered to Buyer at least five (5) Business Days prior to the Closing Date, and factoring in the effects on such financial statements for those Subsidiaries of Seller that are in bankruptcy and as a result are deconsolidated from such financial statements, Buyer and Seller mutually determine and agree that the maximum possible amount of Taxes that would become due and payable by Seller as a result of the Contemplated Transactions (the “Maximum Seller Tax Amount”) should be less than $27,000,000 (it being understood and agreed by Buyer and Seller that, upon Seller’s delivery of such financial statements to Buyer, they shall act reasonably and make good faith efforts to determine the Maximum Seller Tax Amount), the “Tax Escrow Amount” shall be reduced to an amount equal to the Maximum Seller Tax Amount agreed upon by Buyer and Seller. For the avoidance of doubt, (i) the Tax Escrow Amount shall only be released in accordance with the provisions of Article I and the Escrow Agreement and (ii) in the event Buyer and Seller are unable to reach a joint determination of a Maximum Seller Tax Amount that is less than $27,000,000 at least one (1) day prior to the Closing Date, then the Tax Escrow Amount will be $27,000,000.

“Tax Escrow Funds” means the Tax Escrow Amount held in the Tax Escrow Account, including any dividends, interest, distributions and other income received in respect thereof, less any losses on investment thereof, less distributions thereof in accordance with this Agreement and the Escrow Agreement.

“Tax Return” means any and all returns, reports, declarations, information statements, elections, claims for refund or filings with respect to Taxes, including any schedules, supplements or attachments thereto and including any amendment thereof.

“Third Party” means any means any Person or “group” (within the meaning of Section 13(d) of the Exchange Act), other than (i) Seller or any of its controlled Affiliates, including the Company and its Subsidiaries or (ii) Buyer, any Guarantor or any their respective Affiliates or any “group” including Buyer, any Guarantor or any their respective Affiliates.

“Trade Secrets” means, any and all trade secrets and other confidential or sensitive information (including of third parties), enrichment, measurement and management tools, inventions (whether or not patentable or reduced to practice), ideas, know-how, processes, methods, techniques, research and development, source code, drawings, specifications, layouts, designs, formulae, algorithms, compositions, industrial models, architectures, plans, proposals, technical data, financial, business and marketing plans and proposals, customer and supplier lists, and price and cost information.

“Transaction Agreements” means this Agreement, the Transition Services Agreement, the Intellectual Property Assignment Agreement, the Limited Guaranty, the Equity Commitment Letter, the Voting and Support Agreement, the Noteholder Support Agreement and any other agreements, documents, letters and instruments to be executed and delivered in connection with the transactions contemplated by this Agreement.

A-17

“Transaction Expenses” means (without duplication), (i) the collective amount payable by, or Liabilities of, or subject to reimbursement by, Seller, the Company and their respective Subsidiaries to outside legal counsel (including, for the avoidance of doubt, Akin Gump Strauss Hauer & Feld LLP, pursuant to the Noteholder Support Agreement), accountants, advisors, brokers, investment bankers, and other service providers or Persons in connection with, or otherwise arising by the preparation, negotiation, documentation or consummation of, the Contemplated Transactions, whether accrued for or not and (ii) (A) all Liabilities of the Company and their respective Subsidiaries under or in connection with any severance arrangements, stay bonuses, incentive bonuses, transaction bonuses, termination and change of control arrangements and similar obligations that are owed to any person or that will be triggered, either automatically or with the passage of time in whole or in part by reason of or in connection with the consummation of the Contemplated Transactions (excluding severance benefits payable in connection with the termination of service of any Continuing Employees which termination occurs at the direction of or by the Buyer after the Closing), including the employer’s share of any payroll, social security, unemployment or similar Taxes attributable to such amounts or to offset or gross-up any Person for any excise Taxes or income Taxes related to the foregoing items, and (B) any Taxes related to any equity or equity-based payments or benefits (including, without limitation, any cancellation or accelerated vesting of any equity or equity-based arrangements) due or payable to any Person in connection with the consummation of the Contemplated Transactions; provided, that “Transaction Expenses” shall not include any amounts included in any computation of Indebtedness or Net Working Capital hereunder. For the avoidance of doubt, “Transaction Expenses” shall not include any of the costs associated with obtaining any Buyer Insurance Policy, including any premium, broker fee, underwriting fee, due diligence fee, carrier commissions, legal fees for counsel engaged by the underwriter and surplus lines taxes and fees.

“Trustee” means Wilmington Trust, National Association, as trustee and collateral agent under the Senior Secured Notes Indenture and as trustee under the Unsecured Notes Indenture, as applicable.

“Unsecured Notes Indenture” means that certain indenture, dated as of June 9, 2021, by and among Seller and the Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time (including pursuant to the Unsecured Notes Supplemental Indenture).

“Unsecured Notes Supplemental Indenture” means that certain supplement to the Unsecured Notes Indenture to be agreed, entered into, and effected by no later than December 20, 2023 (which shall be acceptable to the Buyer in its sole and exclusive discretion and acceptable to the Required Parties (as defined in the Noteholder Support Agreement)), for the purpose of implementing the terms set forth on Annex B to the Noteholder Support Agreement and other terms necessary for consistency with the Noteholder Support Agreement.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. § 2101 et seq. or any similar Law.

A-18

Annex B

Accounting Principles

B-1

Annex B

Accounting Principles

The Estimated Closing Statement and the Closing Statement (the “Closing Calculations”), including the calculation of the amounts set forth in the Agreement that are required to be determined by applying the Accounting Principles, shall be calculated in accordance with the principles and treatments set out below:

The Accounting Principles mean:

(i)	the accounting methods, policies, principles, practices, procedures, and classifications set out in paragraphs 1 to 9 below (the “Specific Policies”);

(ii)

to the extent not inconsistent with paragraph (i) above and only to the extent consistent with GAAP, the accounting methods, policies, principles, practices, procedures, and classifications applied in the preparation of the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022; and

(iii)	to the extent not inconsistent with paragraphs (i) and (ii) above, GAAP.

For the avoidance of doubt, paragraph (i) shall take precedence over each of paragraph (ii) and paragraph (iii), and paragraph (ii) shall take precedence over paragraph (iii).

Capitalized terms used in this Annex B without separate definition shall have the respective meanings given to them in the Agreement.

Specific Policies

1.	The Closing Calculations shall be calculated and prepared in accordance with the definitions included in the Agreement and this Annex B.

2.

Net Working Capital shall be calculated using the same format set out in Annex C. Annex C shall be used for illustrative purposes only. The line items included on Annex C represent the only line items to be included in Net Working Capital at Closing; however, the amounts contained within the line items on Annex C shall not form part of the calculation of Net Working Capital and remain subject to the terms and provisions of the Agreement, including this Annex B.

3.

The Accounting Principles shall be interpreted and applied so as to avoid double counting (whether positive or negative) of any item to be included in the calculation of the Closing Net Working Capital, Closing Cash, Closing Indebtedness or Transaction Expenses as included in the Closing Calculations. Additionally, Net Working Capital shall exclude all assets and liabilities relating to operating leases.

4.

Subject to the other Specific Policies, there shall be no change in the classification (a) to a current liability of any liability that has not previously been characterized as a current liability in the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022 or (b) to a long-term asset of any asset that has not previously been characterized as a long-term asset in the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022, (c) to a current asset of any asset that has not previously been characterized as a current asset in the unaudited combined

B-2

balance sheet of the Company and its Subsidiaries as of December 31, 2022 or (d) to a long-term liability of any liability that has not previously been characterized as a long-term liability in the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022, in each case, other than any such change resulting solely from the passage of time.

5.	Accounts Receivable for purposes of the calculation of Net Working Capital shall only include Accounts Receivable less than 90 days past due date as of the Calculation Time.

6.

Net Working Capital shall be prepared (a) applying no minimum materiality limit, (b) using the information extracted from the accounting records of the Company and its Subsidiaries, and (c) as if the Calculation Time occurs at the end of an accounting period and in accordance with those specific procedures that would be adopted at a financial year-end, including detailed analysis of accruals and cut-off procedures. No amount shall be included in Net Working Capital for changes in assets or liabilities as a result of purchase accounting adjustments.

7.

Net Working Capital shall include a full accrual (determined ratably as the Calculation Time) in respect of unpaid salaries, wages, benefits, including with respect to any unused holiday or paid time off to which employees are contractually entitled to have taken, in each instance including tax and social security costs. For the avoidance of doubt, these accruals will include amounts for all Company Employees regardless of if they were employed through the Company or another member of the Seller Group.

8.

For the avoidance of doubt, in the event of a mid-month Calculation Time, accounts receivable within Net Working Capital shall (i) include receivables for the month to date revenue earned and (ii) be reduced for any collections received month to date, in each case up to the Calculation Time. Liability accruals will be made for corresponding costs and expenses incurred month to date up to the Calculation Time and such balances will be included in Net Working Capital.

9.

Intercompany balances between or among the Company or its Subsidiaries shall be reconciled and eliminated. Net Working Capital shall exclude any receivables from or liabilities to the Seller or any of its Affiliates (other than the Company and its Subsidiaries).

B-3

Annex C

Illustrative Calculation of Net Working Capital

C-1

Exhibit A

Intellectual Property Assignment Agreement

Exhibit B

Form Transition Services Agreement

Exhibit C

Purchase Price Allocation Schedule

Exhibit C

Purchase Price Allocation Schedule

As provided in Section 10.2(g) of this Agreement, the Cash Consideration, including all items treated as purchase price for U.S. federal income tax purposes (“Total Consideration”), shall be allocated as follows in a manner consistent with Section 1060 of the Code and the Treasury Regulations thereunder:

	Asset Class	Allocation Method
I.	Cash and General Deposit Accounts	Cash amount as of the Closing Date
II.	Actively Traded Securities	Fair market value as of the Closing Date
III.	Prepaids, Deposits and Receivables	Net book value as of the Closing Date
IV.	Inventory	Net book value as of the Closing Date
V.	Other Tangible Personal Property (assumes no real estate)	Net book value as of the Closing Date
VI. and VII.	Intangible Assets (other than Goodwill) and Goodwill	Balance of the Total Consideration

Exhibit 4.1

Execution Version

TRANSACTION SUPPORT AGREEMENT

This TRANSACTION SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of November 16, 2023 by and among (i) Cloudbreak Health, LLC, a Delaware limited liability company (the “Company”), (ii) Forest Buyer, LLC, a Delaware limited liability company (the “Buyer”), (iii) UpHealth, Inc., a Delaware corporation (the “Seller” and, together with the Company, the “Company Parties”), (iv) the beneficial holders of the 2025 Notes that have executed and delivered counterpart signature pages to this Agreement or a Joinder (the “Consenting Senior Secured Noteholders”), and (v) the beneficial holders of the 2026 Notes that have executed and delivered counterpart signature pages to this Agreement or a Joinder (the “Consenting Unsecured Noteholders,” and together with the “Consenting Senior Secured Noteholders,” the “Consenting Noteholders”). Each of the Company, the Seller, the Buyer, and the Consenting Noteholders shall be referred to individually as a “Party” and collectively as the “Parties.”

The Membership Interests Purchase Agreement attached hereto as Exhibit A (as such purchase agreement, including all exhibits and annexes thereto, may be amended or modified in accordance with Section 15 hereof and Section 12.3 thereof, the “Purchase Agreement”) is expressly incorporated by reference herein and made a part of this Agreement as if fully set forth herein. The terms of this Agreement and the Purchase Agreement shall whenever possible be read in a complementary manner; provided, that, to the extent there is a conflict between this Agreement and the Purchase Agreement, the conflicting term of this Agreement shall control and govern.

Capitalized terms used (including in the recitals below) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Indentures or the Purchase Agreement, as applicable.

RECITALS

WHEREAS, the Seller and the Buyer have engaged in and continue to engage in arm’s length, good faith discussions and negotiations regarding the terms and provisions of the Purchase Agreement;

WHEREAS, to provide certainty for the Buyer in entering into the Purchase Agreement, the Buyer has requested that the Consenting Noteholders support the Purchase Agreement and the Contemplated Transactions on the terms set forth herein, and the Consenting Noteholders agree to support the Purchase Agreement and the Contemplated Transactions on the terms set forth herein;

WHEREAS, the Parties agree that this Agreement, the Purchase Agreement, and the Contemplated Transactions are the product of arm’s length and good faith negotiations; and

WHEREAS, the following sets forth the agreement among the Parties concerning their respective obligations.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

AGREEMENT

1	Definitions and Interpretation

a.	“2025 Noteholders” means all beneficial holders of 2025 Notes under the Senior Secured Notes Indenture.

b.	“2025 Notes” means those variable rate convertible senior secured notes due 2025 issued under the Senior Secured Notes Indenture.

c.	“2025 Notes Claims” means the Claims of the 2025 Noteholders arising under the Senior Secured Notes Indenture and the 2025 Notes.

d.	“2026 Noteholders” means all beneficial holders of 2026 Notes under the Unsecured Notes Indenture.

e.	“2026 Notes” means those unsecured convertible notes due 2026 issued under the Unsecured Notes Indenture.

f.	“2026 Notes Claims” means the Claims of the 2026 Noteholders arising under the Unsecured Notes Indenture and the 2026 Notes.

g.	“Akin” means Akin Gump Strauss Hauer & Feld LLP, as counsel to a certain ad hoc group of 2025 Noteholders and 2026 Noteholders.

h.	“Agreement” shall have the meaning set forth in the recitals of this Agreement.

i.	“Announcement” shall have the meaning set forth in Section 10(b) hereof.

j.	“Buyer” shall have the meaning set forth in the recitals of this Agreement.

k.	“Buyer Released Parties” shall have the meaning set forth in Section 19 of this Agreement.

l.	“Buyer Releasing Parties” shall have the meaning set forth in Section 19 of this Agreement.

m.

“Chapter 11 Proceedings” means the chapter 11 proceedings pending before the United States Bankruptcy Court for the District of Delaware under caption In re UpHealth Holdings, Inc., Case No. 23-11476-LSS.

n.

“Claim” means any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured.

o.	“Company” shall have the meaning set forth in the recitals of this Agreement.

p.	“Company Parties” shall have the meaning set forth in the recitals of this Agreement.

q.	“Company Released Parties” shall have the meaning set forth in Section 19 of this Agreement.

r.	“Company Releasing Parties” shall have the meaning set forth in Section 19 of this Agreement.

s.	“Consenting Noteholder Critical Items” shall have the meaning set forth in Section 15 of this Agreement.

t.

“Consenting Noteholder Fees and Expenses” means the reasonable and documented fees and expenses of Akin incurred in connection with the Contemplated Transactions (including fees and expenses incurred before, on, or after the Effective Date, the closing date of the Contemplated Transactions and, for the avoidance of doubt, the Waterfall Release Date).

u.	“Consenting Noteholder Released Parties” shall have the meaning set forth in Section 19 of this Agreement.

v.	“Consenting Noteholder Releasing Parties” shall have the meaning set forth in Section 19 of this Agreement.

w.	“Consenting Noteholders” shall have the meaning set forth in the recitals of this Agreement.

x.	“Consenting Senior Secured Noteholders” shall have the meaning set forth in the recitals of this Agreement.

y.	“Consenting Unsecured Noteholders” shall have the meaning set forth in the recitals of this Agreement.

z.

“Definitive Documents” means the Purchase Agreement, the Escrow Agreement, the Supplemental Indentures, and any documents or instruments relating to the Fundamental Change Repurchase Offer, each of which shall be acceptable to the Buyer in its sole and exclusive discretion and reasonably acceptable to the Company Parties and the Required Noteholders; provided that (x) the Escrow Agreement and the Supplemental Indentures shall be acceptable to the Required Parties and (y) the Consenting Noteholder Critical Items shall be acceptable to the Required Noteholders. The Required Noteholders acknowledge and agree that the Purchase Agreement as in effect on the date hereof is acceptable to the Required Noteholders.

aa.	“Effective Date” shall have the meaning set forth in Section 18(a) of this Agreement.

bb.	“Escrow Accounts” means, collectively, the Adjustment Escrow Account, the Tax Escrow Account, and the Notes Escrow Account.

cc.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

dd.

“Fundamental Change Repurchase Offer” means, with respect to either the 2025 Notes or the 2026 Notes, the Seller’s obligation to offer to repurchase such notes in accordance with the terms of the applicable Indenture as a result of any or all of the Contemplated Transactions constituting a “Fundamental Change” under the applicable Indenture.

ee.	“Holdings” means UpHealth Holdings, Inc., a Delaware corporation.

ff.	“Indentures” means, collectively, the Senior Secured Notes Indenture and the Unsecured Notes Indenture.

gg.	“Joinder” shall have the meaning set forth in Section 7 of this Agreement.

hh.	“MNPI” shall have the meaning set forth in Section 6(b) of this Agreement.

ii.	“Notes” means, collectively, the 2025 Notes and the 2026 Notes.

jj.

“Outside Date” shall mean the “Outside Date” as set forth in the Purchase Agreement, as such date may be extended by (i) the Buyer, for up to one month after the initial Outside Date and (ii) thereafter, the Required Parties.

kk.	“Party” and “Parties” shall have the meanings set forth in the recitals of this Agreement.

ll.	“Purchase Agreement” shall have the meaning set forth in the recitals of this Agreement.

mm.	“Relevant Claims” means any interest in any 2025 Notes Claims or any 2026 Notes Claims, as applicable.

nn.

“Required Noteholders” means, as of any date of determination, beneficial holders of (a) more than fifty (50%) in principal amount of the 2025 Notes beneficially owned or controlled by the Consenting Noteholders in the aggregate as of such date and (b) more than fifty percent (50%) in principal amount of the 2026 Notes beneficially owned or controlled by the Consenting Noteholders in the aggregate as of such date; provided that if there are at least two unaffiliated Consenting Noteholders, then Required Noteholders must include at least two unaffiliated Consenting Noteholders.

oo.	“Required Parties” means the Company, the Seller, the Buyer, and the Required Noteholders.

pp.	“SEC” means the Securities and Exchange Commission.

qq.	“Seller” shall have the meaning set forth in the recitals of this Agreement.

rr.

“Senior Secured Notes Indenture” means that certain indenture, dated as of August 18, 2022, by and among the Seller, as issuer, the subsidiary guarantors party thereto, and the Trustee as trustee and collateral agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

ss.

“Senior Secured Notes Supplemental Indenture” means that certain supplement to the Senior Secured Notes Indenture to be agreed and entered into for purposes of implementing the terms set forth on Annex A attached hereto and other terms necessary for consistency with this Agreement, and which shall be effected by no later than December 20, 2023.

tt.	“Specified Default” shall have the meaning set forth in Section 3(f) hereof.

uu.	“Supplemental Indentures” means, collectively, the Unsecured Notes Supplemental Indenture and the Senior Secured Notes Supplemental Indenture.

vv.	“Support Period” means, with respect to any Party, the period commencing on the Effective Date and ending on the date on which this Agreement is terminated in accordance with Section 8 hereof.

ww.	“Termination Event” shall have the meaning set forth in Section 8 of this Agreement.

xx.

“Transfer” means, with respect to any Consenting Noteholder, to sell, assign, transfer or otherwise dispose of, sell any participation in, or grant a proxy or otherwise transfer voting rights of any beneficial interest in any Relevant Claims to any affiliated or unaffiliated party, including any party in which it may hold a direct or indirect beneficial interest, in accordance with Section 7 of this Agreement.

yy.	“Trustee” means Wilmington Trust, National Association, as trustee and collateral agent under the Senior Secured Notes Indenture and as trustee under the Unsecured Notes Indenture, as applicable.

zz.

“Unsecured Notes Indenture” means that certain indenture, dated as of June 9, 2021, by and among the Seller, as issuer, and the Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

aaa.

“Unsecured Notes Supplemental Indenture” means that certain supplement to the Unsecured Notes Indenture to be agreed and entered into for purposes of implementing the terms set forth on Annex B attached hereto and other terms necessary for consistency with this Agreement, which shall be effected by no later than December 20, 2023.

bbb.

“Waterfall Release Date” means the date upon which all of the Escrow Funds held in each Escrow Account have been released and such Escrow Funds have been applied in accordance with the Definitive Documents.

This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation hereof is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement or any portion hereof shall not be effective in regard to the interpretation hereof. For purposes of this Agreement:

(a)	in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural;

(b)	capitalized terms defined only in the plural or singular form shall nonetheless have their defined meanings when used in the opposite form;

(c)

unless otherwise specified, any reference herein to an existing document, schedule, or exhibit shall mean such document, schedule, or exhibit as it may have been or may be amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof and, as applicable, hereof; provided that any capitalized terms herein which are defined with reference to another agreement, are defined with reference to such other agreement as of the date of this Agreement, without giving effect to any termination of such other agreement or amendments to such capitalized terms in any such other agreement following the date hereof unless otherwise agreed by the Required Parties;

(d)	unless otherwise specified, all references herein to “Sections” are references to Sections of this Agreement;

(e)	the words “herein,” “hereof,” and “hereto” refer to this Agreement in its entirety rather than to any particular portion of this Agreement;

(f)

captions and headings to Sections, paragraphs, and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement;

(g)	the use of “include” or “including” is without limitation, whether stated or not.

The Purchase Agreement is expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein. The Purchase Agreement sets forth the material terms and conditions of the Contemplated Transactions; provided, however, that the Purchase Agreement is supplemented by the terms and conditions of this Agreement; provided further that the Senior Secured Notes Supplemental Indenture and the Unsecured Notes Supplemental Indenture shall be entered into and effected in accordance with the terms of this Agreement.

2	Representations and Warranties

a.

Representations and Warranties of Consenting Noteholders. Each Consenting Noteholder represents and warrants as to itself only on a several (but not joint) basis to the other Parties that, as of the date hereof:

i.	Such Party has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate, as applicable, the Contemplated Transactions;

ii.

The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary action on such Party’s part, and this Agreement has been duly executed and delivered by such Party;

iii.

Such Party (A) either (i) is the sole beneficial owner of the principal amount of 2025 Notes or 2026 Notes, as applicable, set forth on its signature page hereto, or (ii) has sole investment or voting discretion with respect to the principal amount of 2025 Notes or 2026 Notes, as applicable, set forth on its signature page hereto and has the power and authority to bind the beneficial owner(s) of such 2025 Notes or 2026 Notes, as applicable, to the terms of this Agreement and (B) has full power and authority to act on behalf of, vote, and consent to matters concerning the 2025 Notes or the 2026 Notes, as applicable, and to dispose of, exchange, assign, and transfer its beneficial interest in 2025 Notes or 2026 Notes, as applicable, including the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

iv.

Such Party has made no assignment, sale, participation, grant, conveyance, pledge, or other transfer of, and has not entered into any other agreement to assign, sell, participate, grant, convey, pledge, or otherwise transfer, in whole or in part, any portion of its right, title, or interests in any 2025 Notes or 2026 Notes, as applicable, that are subject to this Agreement that conflict with the representations and warranties of such Party herein or would render such Party otherwise unable to comply with this Agreement and perform its obligations hereunder, except for pledges to prime brokers in the ordinary course of business that do not consist of voting rights and do not otherwise interfere with such Party’s performance of its obligations hereunder;

v.

Such Party has the requisite knowledge and experience in financial, business, and transactional matters of this type such that it is capable of evaluating the merits and risks of entering into this Agreement and of performing its obligations hereby, and has conducted an independent review and analysis of all aspects relating to the business and affairs of the Company and of the Contemplated Transactions that it considers sufficient and reasonable for purposes of entering into this Agreement;

vi.

This Agreement constitutes the legally valid and binding obligation of each such Party thereto, as applicable, enforceable against it in accordance with its terms, except as may be limited by (A) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or (B) general principles of equity (regardless of whether such enforceability is considered); provided that the inability of any Consenting Noteholder to perform under this Agreement as a result of or in light of the foregoing clauses (A) and/or (B), including any Consenting Noteholder’s invocation thereof, shall create an immediate termination right in favor of the Buyer as set forth at Section 8 hereof;

vii.

The execution, delivery and performance of this Agreement are not in contravention of (i) such Party’s organizational documents, (ii) any provision of any law, rule or regulation applicable to such Party, or (iii) any order of any court or other governmental authority applicable to such Party, except in the case of clauses (ii) and (iii) above, where not reasonably likely to have a material adverse effect on the ability of such Party to perform its obligations under this Agreement or the Contemplated Transactions;

viii.	Such Party has executed this Agreement in respect of all 2025 Notes or all 2026 Notes, as applicable, beneficially owned by it as of the date hereof;

ix.	Such Party is not aware of the occurrence of any event that, due to any fiduciary or similar duty to any other person, would prevent it from taking any action required of it under this Agreement;

x.

Except as expressly provided in this Agreement, the execution, delivery, and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state, or other governmental authority or regulatory body; and

xi.

No proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against such Party which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder.

b.	Representations and Warranties of the Company. The Company represents and warrants to the other Parties that, as of the date hereof:

i.

It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement and to consummate, as applicable, the Contemplated Transactions;

ii.

The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part, and this Agreement has been duly executed and delivered by it;

iii.

This Agreement is the legally valid and binding obligation of it and is enforceable against it in accordance with its terms, except as may be limited by (A) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or (B) general principles of equity (regardless of whether such enforceability is considered); provided that the inability of the Company to perform under this Agreement as a result of or in light of the foregoing clauses (A) and/or (B), including the Company’s invocation thereof, shall create an immediate termination right in favor of the Buyer as set forth at Section 8 hereof;

iv.

The execution, delivery and performance of this Agreement are not in contravention of (i) its organizational documents, (ii) any provision of any law, rule or regulation applicable to it, or (iii) any order of any court or other governmental authority applicable to it, or (iv) any agreement to which such Party is party, except in the case of clauses (ii), (iii) and (iv) above, where not reasonably likely to have a material adverse effect on the ability of such Party to perform its obligations under this Agreement or the Contemplated Transactions;

v.

Except as expressly provided in this Agreement, the execution, delivery, and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state, or other governmental authority or regulatory body;

vi.

No proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder; and

vii.	Such Party is not aware of the occurrence of any event that, due to any fiduciary or similar duty to any other person, would prevent it from taking any action required of it under this Agreement.

c.	Representations and Warranties of the Seller. The Seller represents and warrants to the other Parties that, as of the date hereof:

i.

It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement and to consummate, as applicable, the Contemplated Transactions;

ii.

The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part, and this Agreement has been duly executed and delivered by it;

iii.

This Agreement is the legally valid and binding obligation of it and is enforceable against it in accordance with its terms, except as may be limited by (A) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or (B) general principles of equity (regardless of whether such enforceability is considered); provided that the inability of the Seller to perform under this Agreement as a result of or in light of the foregoing (A) and/or (B), including the Seller’s invocation thereof, shall create an immediate termination right in favor of the Buyer as set forth at Section 8 hereof;

iv.

The execution, delivery and performance of this Agreement are not in contravention of (i) its organizational documents, (ii) any provision of any law, rule or regulation applicable to it, or (iii) any order of any court or other governmental authority applicable to it, except in the case of clauses (ii) and (iii) above, where not reasonably likely to have a material adverse effect on the ability of such Party to perform its obligations under this Agreement or the Contemplated Transactions;

v.

Except as expressly provided in this Agreement, the execution, delivery, and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state, or other governmental authority or regulatory body;

vi.

No proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder; and

vii.	Such Party is not aware of the occurrence of any event that, due to any fiduciary or similar duty to any other person, would prevent it from taking any action required of it under this Agreement.

d.	Representations and Warranties of the Buyer. The Buyer represents and warrants to the other Parties that, as of the date hereof:

i.

It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, this Agreement and to consummate, as applicable, the Contemplated Transactions;

ii.

The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part, and this Agreement has been duly executed and delivered by it;

iii.

This Agreement is the legally valid and binding obligation of it and is enforceable against it in accordance with its terms, except as may be limited by (A) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or (B) general principles of equity (regardless of whether such enforceability is considered);

iv.

The execution, delivery and performance of this Agreement are not in contravention of (i) its organizational documents, (ii) any provision of any law, rule or regulation applicable to it, or (iii) any order of any court or other governmental authority applicable to it, except in the case of clauses (ii) and (iii) above, where not reasonably likely to have a material adverse effect on the ability of such Party to perform its obligations under this Agreement or the Contemplated Transactions;

v.

Except as expressly provided in this Agreement, the execution, delivery, and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state, or other governmental authority or regulatory body;

vi.

No proceeding, litigation or adversary proceeding before any court, arbitrator or administrative or governmental body is pending against it which would adversely affect its ability to enter into this Agreement or to perform its obligations hereunder; and

vii.	Such Party is not aware of the occurrence of any event that, due to any fiduciary or similar duty to any other person, would prevent it from taking any action required of it under this Agreement.

3	Support of the Contemplated Transactions by the Consenting Noteholders

Subject to the terms hereof, each Consenting Noteholder hereto agrees, severally and not jointly with respect to all 2025 Notes and 2026 Notes, as applicable, beneficially owned by it (and to the extent necessary, to cause each of its controlled Affiliates, Subsidiaries, employees, and Representatives), and to direct the Trustee (solely to the extent permissible under the terms of the relevant Indenture), as applicable, to:

a.

support, execute necessary agreements, in form and substance acceptable to the Buyer and reasonably acceptable to the Required Noteholders, provide any necessary consents, and otherwise take all available actions necessary or reasonably requested by any Party to facilitate the consummation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures; provided, that nothing herein shall require the Consenting Noteholders to (i) assist the Company Parties or the Buyer in obtaining additional support for the Contemplated Transactions from the Company Parties’ other stakeholders (including, for the avoidance of doubt, any of the 2025 Noteholders or 2026 Noteholders that are not Consenting Noteholders), (ii) take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) that requires a specified percentage of the aggregate principal amount of the 2025 Notes or 2026 Notes, as applicable, in excess of the percentage of the aggregate principal amount of the 2025 Notes or 2026 Notes, as applicable, then beneficially held by the Consenting Noteholders, or (iii) otherwise take any action that is not permitted under the Indentures or applicable law;

b.

so long as the Seller complies with the applicable terms, conditions and procedures set forth in the Indentures, participate in and comply with the terms set forth in respect of any Fundamental Change Company Notice given under (and as defined in) the respective Indenture and applicable Supplemental Indenture in connection with each relevant Fundamental Change Repurchase Offer;

c.

not direct the Trustee to take any action, nor solicit, encourage, or support any other person to take any action, inconsistent with such Consenting Noteholder’s obligations under this Agreement and the approval, acceptance, and implementation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures;

d.

to the fullest extent able, give any notice, order, instruction, or direction to the Trustee necessary or reasonably requested by any Party to give effect to the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures;

e.

(i) not take any action, directly or indirectly, that would, or would reasonably be expected to, prevent, interfere with, materially delay, or impede, the consummation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures; (ii) not directly or indirectly propose, support, endorse, vote for, consent to, solicit, initiate, approve, or take any other action in furtherance of the negotiation or toward the pursuit of any alternative Acquisition Transaction, alternative Acquisition Proposal, or Alternative Acquisition Agreement; and (iii) not, nor direct any other person to take, any action that would, or would reasonably be expected to, breach this Agreement, or object to, or delay, or take any other negative action, directly or indirectly, to interfere with the implementation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures;

f.

until the completion of the initial Fundamental Change Repurchase Offer, not, and not direct any other person, including, without limitation, the Trustee, to, exercise any right or remedy for the enforcement, collection or recovery of any Claims against the Company Parties on account of the 2025 Notes or the 2026 Notes, as applicable, including resulting from the Events of Default described in item 1 on Annex A and items 1 and 2 on Annex B (collectively, the “Specified Defaults”) and any event of default arising under Section 6.01 (a) or (b) of the Indentures until the completion of the initial Fundamental Change Repurchase Offer, other than in accordance with this Agreement and/or the Purchase Agreement; provided that the agreement in this clause (f) is limited in nature and nothing contained herein is intended, or shall be deemed or construed, to (i) constitute a waiver of the Specified Defaults or any existing or future Defaults or Events of Default or compliance with any term or provision of the applicable Note Documents, or at law or in equity, (ii) establish a custom or course of deadline or (iii) waiver, alter or impair the obligations of the Seller and the Subsidiary Guarantors, as applicable, or the rights and remedies of the Trustee, the Collateral Agent or the Consenting Noteholders under the applicable Note Documents, at law or in equity; provided, further, that the Consenting Noteholders hereby expressly reserve all of their rights and remedies under the applicable Note Documents and under applicable law with respect to all Defaults and Events of Default (including, without limitation, the Specified Defaults) except as expressly modified or limited hereby;

g.

not take any action, directly or indirectly, that would be inconsistent with the proceeds waterfall and Section 1.4(a) of the Purchase Agreement, the Escrow Agreements and the Supplemental Indentures; and

h.

agree (including in the Senior Secured Notes Supplemental Indenture) that the 2025 Notes beneficially held by noteholders who are not Consenting Noteholders and the 2026 Notes may each be paid with the proceeds of the Contemplated Transactions, with any remaining 2025 Notes beneficially held by the Consenting Noteholders that are not fully paid with the proceeds of the Contemplated Transactions (including the full depletion of the Notes Escrow Account (as defined in the Purchase Agreement)) to be governed by the Senior Secured Notes Indenture as supplemented by the Senior Secured Notes Supplemental Indenture.

The Consenting Noteholders shall not be required to (i) incur any material expenses, liabilities or other obligations, or agree to any commitments, undertakings, concessions, indemnities or other arrangements that could result in expenses, liabilities or other obligations to any Consenting Noteholder or its Affiliates other than as contemplated by this Agreement or (ii) provide any information that it determines, in its sole discretion, to be sensitive or confidential other than as expressly contemplated by this Agreement.

4	Support of the Contemplated Transactions by the Company Parties

Subject to the terms and conditions hereof, each of the Company Parties agrees, severally and not jointly, to:

a.

support, execute necessary agreements, provide any necessary consents, and otherwise take all actions reasonably necessary or reasonably requested by any Party to facilitate the consummation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures;

b.

not take any action, nor solicit, encourage, or support any other person to take any action, inconsistent with such Company Party’s obligations under this Agreement and the Definitive Documents and the approval, acceptance, and implementation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures, it being understood that nothing herein shall be construed to limit the Company Parties’ obligations and rights as it relates to Section 5.8 of the Purchase Agreement;

c.

(i) not take any action, directly or indirectly, that would, or would reasonably be expected to, prevent, interfere with, materially delay, or impede, the consummation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures; and (ii) not take, nor direct any other person to take, any action that would, or would reasonably be expected to, breach this Agreement, or object to, or delay, or take any other negative action, directly or indirectly, to interfere with the implementation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures;

d.

abide by the proceeds waterfall and Section 1.4(a) of the Purchase Agreement, the Escrow Agreements and the Supplemental Indentures, including, for the avoidance of doubt, releasing the Escrow Funds as set forth in each Escrow Agreement, commencing each Fundamental Change Repurchase Offer and delivering the applicable Fundamental Change Company Notices pursuant to the applicable Indenture, in each case, at the times and pursuant to the terms specified in the Supplemental Indentures;

e.	not seek to modify the Definitive Documents, in whole or in part, in a manner inconsistent with Section 15 below;

f.

grant liens in favor of the 2025 Noteholders and 2026 Noteholders with respect to the Escrow Accounts and the Escrow Funds, as applicable, subject to the terms of the Supplemental Indentures and any related intercreditor agreements; and

g.

in connection with the Unsecured Notes Supplemental Indenture, grant a second priority lien on the assets of the Company Parties and any Subsidiaries of the Company Parties that are not at such time a debtor or debtor in possession in any bankruptcy proceeding (including the Chapter 11 Proceedings) (provided that any such liens on the Company Interests or the assets of the Company and its Subsidiaries will be released at or prior to the Closing).

5	Support of the Contemplated Transactions by the Buyer

Subject to the terms and conditions hereof, the Buyer agrees to:

a.

support, execute necessary agreements, provide any necessary consents, and otherwise take all actions reasonably necessary or reasonably requested by any Party to facilitate the consummation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures (it being understood and agreed that the Buyer will not be required to be a party to the Supplemental Indentures);

b.

not take any action, nor solicit, encourage, or support any other person to take any action, inconsistent with the Buyer’s obligations under this Agreement and the approval, acceptance, and implementation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures;

c.

(i) not take any action, directly or indirectly, that would, or would reasonably be expected to, prevent, interfere with, materially delay, or impede, the consummation of the Contemplated Transactions, including the Sale and the Supplemental Indentures; and (ii) not take, nor direct any other person to take, any action that would, or would reasonably be expected to, breach this Agreement, or object to, or delay, or take any other negative action, directly or indirectly, to interfere with the implementation of the Contemplated Transactions, including the Sale and entry into the Supplemental Indentures;

d.

abide by the proceeds waterfall and Section 1.4(a) of the Purchase Agreement, the Escrow Agreements and the Supplemental Indentures, including, for the avoidance of doubt, depositing and releasing the Notes Escrow Funds as set forth in the Escrow Agreement; and

e.	not seek to modify the Definitive Documents, in whole or in part, in a manner inconsistent with Section 15 below.

6	Definitive Documents; Covenants

a.

The Company Parties agree (i) to prepare or cause the preparation of the Definitive Documents and (ii) to provide draft copies of the Definitive Documents (and any proposed amendment, modification, supplement or waiver thereto) to the Consenting Noteholders in advance of their execution. Each of the Parties hereby covenants and agrees to negotiate in good faith, and use its good faith and reasonable best efforts, to consummate the Contemplated Transactions and to execute, as expeditiously as reasonably practicable (but in any event prior to the Outside Date or at such other relevant time as contemplated by the terms of this Agreement), the Definitive Documents, on terms consistent with this Agreement (including the Purchase Agreement) and in form and substance acceptable to the Buyer in its sole discretion and reasonably acceptable to the Company Parties and the Required Noteholders; provided that (x) the Escrow Agreement and the Supplemental Indentures shall be acceptable to the Required Parties and (y) the Consenting Noteholder Critical Items shall be acceptable to the Required Noteholders. While the Parties agree to cooperate with each other in good faith and as may be reasonably necessary to carry out the purposes and intent of this agreement, the Parties acknowledge and agree that no further duty or obligation is implied or shall be imposed upon the Consenting Noteholders by reason of this Agreement except as is expressly set forth or contemplated herein.

b.

On or before 8:00 a.m. (Eastern time) on the fourth business day following the Effective Date, and consistent with the obligations set forth in any applicable confidentiality agreements between the Consenting Noteholders and Holdings, the Seller hereby agrees to make generally available to the public all confidential information, if any, provided to any Consenting Noteholder (including if delivered to its representatives and not actually provided to such Consenting Noteholder), at any time prior to the termination of this Agreement (whether provided before or after the execution of this Agreement) that constitutes material non-public information within the meaning of the United States securities laws (“MNPI”) via press release and/or on Form 8-K or any periodic report required or permitted to be filed under the Exchange Act, with the SEC or, if the SEC’s EDGAR filing system is not available, in such other manner that the Seller reasonably determines results in public dissemination of such information. Simultaneously with making such disclosure pursuant to this Section 6(b), the Seller shall represent in writing to the Consenting Noteholders that all MNPI has been publicly disclosed in accordance with this Agreement and such Consenting Noteholder’s confidentiality agreement with Holdings, if applicable, and the Consenting Noteholders may rely on such representation in all respects.

7	Transfers of Relevant Claims

During the Support Period, no Consenting Noteholder shall Transfer any Relevant Claims unless the transferee (i)(1) is the Buyer or an Affiliate thereof, (2) is any other Consenting Noteholder, or (3) is an Affiliate of the transferor or an Affiliate of any other Consenting Noteholder that executes and delivers to counsel to the Company Parties and the Buyer, at or before the time of the proposed Transfer, a joinder agreement in the form attached hereto as Exhibit B (a “Joinder”) or (ii) is any other person and the transferee provides notice of such Transfer (including the amount and type of Relevant Claim Transferred) and executes and delivers a Joinder, in each case, to counsel to the Company Parties and the Buyer at or before the time of the proposed Transfer.

a.

Upon compliance with the requirements set forth above, the transferee shall be deemed a Consenting Noteholder and the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of the rights and obligations in respect of such Transferred Relevant Claims. Any purported Transfer of Relevant Claims that does not comply with the foregoing shall, notwithstanding any provision in the Indentures, as applicable, be deemed void ab initio.

b.

This Agreement shall in no way be construed to preclude any beneficial holder of Relevant Claims from acquiring additional 2025 Notes Claims or 2026 Notes Claims; provided, that any such additional 2025 Notes Claims or 2026 Notes Claims, as applicable, shall, upon acquisition, automatically be deemed to be subject to all of the terms of this Agreement and the transferee shall be deemed to be a Consenting Noteholder under this Agreement with respect to such transferred 2025 Notes Claims or 2026 Notes Claims.

c.

Notwithstanding anything to the contrary, a “qualified marketmaker” that acquires any Relevant Claims with the purpose and intent of acting as a qualified marketmaker with respect to such Relevant Claims shall not be required to execute and deliver a Joinder in respect of such relevant Claims if (i) such qualified marketmaker subsequently Transfers such Relevant Claims within five (5) business days of its acquisition to a transferee that is an entity that is not an Affiliate of the qualified marketmaker, (ii) such transferee either (x) is a Consenting Noteholder or an Affiliate thereof, or (y) the transferee agrees to be bound by the terms and conditions of this Agreement by signing a Joinder, and (iii) the qualified marketmaker does not take any action with respect to such Relevant Claims that would otherwise be prohibited by the terms of this Agreement if the qualified marketmaker were a Consenting Noteholder. To the extent that a Consenting Noteholder is acting in its capacity as a qualified marketmaker, it may Transfer any right, title or interests in the Relevant Claims that such qualified marketmaker acquires from another Noteholder that is not a party to this Agreement without complying with the requirements of this Section 7(c). For purposes hereof, “qualified marketmaker” means an entity that (A) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers Relevant Claims (or enter with customers into long and short positions in Relevant Claims), in its capacity as a dealer or market maker in the Relevant Claims and (B) is, in fact, regularly in the business of making a market in debt securities and/or other debt.

8	Termination Rights

This Agreement shall terminate and, except as set forth in Section 28 hereof, all obligations of the Parties shall immediately terminate and be of no further force and effect upon the occurrence of any of the following events (each, a “Termination Event”):

a.	upon the occurrence of the Waterfall Release Date;

b.	by the mutual written consent of each of the Required Parties;

c.

by the Buyer (or, as applicable in accordance with the definition of the Outside Date set forth above, the Required Noteholders), if the Closing Date does not occur on or before the Outside Date, unless extended in accordance with the definition of the Outside Date set forth above;

d.	by the Buyer, if the Supplemental Indentures have not been entered into and effected by December 20, 2023, unless such date is extended by the Buyer;

e.

by the Required Noteholders, upon the material breach of any of the terms hereunder by the Buyer that goes unremedied for a period of five (5) business days following written notice of such material breach from Akin;

f.

by the Required Noteholders, upon the material breach by the Buyer of Article I of the Purchase Agreement, the Escrow Agreement or the Supplemental Indentures as they relate to the Fundamental Change Repurchase Offers or the release of Escrow Funds from the Escrow Accounts;

g.

by the Buyer, upon the material breach of any of the terms hereunder by any of the Company Parties or the Consenting Noteholders that goes unremedied for a period of five (5) business days following written notice to Akin of such material breach;

h.	by the Buyer or the Required Noteholders, if the Purchase Agreement is terminated;

i.

by the Buyer if any Company Party or Consenting Noteholder is either (a) unable to perform its obligations under this Agreement due to (i) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity, or (b) invokes such inability, unless waived by the Buyer; or

j.	by the Buyer, if the Purchase Agreement is terminated and/or there is a material default or event of default under the Purchase Agreement by any party other than the Buyer, unless waived by the Buyer.

Upon termination of this Agreement in accordance with its terms, except as provided in Section 28 hereof, this Agreement shall forthwith become void and of no further force or effect, each Party shall be released from its commitments, undertakings, and agreements under or related to this Agreement, and there shall be no liability or obligation on the part of any Party; provided that in no event shall any such termination relieve a Party from any obligation under this Agreement which expressly survive termination pursuant to Section 28 hereof or a Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination.

9	Additional Representations

The Seller and each Consenting Noteholder hereby, in their separate and individual capacities, represent that, as of the date hereof and to the best of their knowledge, and assuming that all coupon payments on the 2025 Notes and the 2026 Notes due prior to June 3, 2024 are paid in full: if the Sale were to occur on March 15, 2024, (i) the outstanding amount due and payable in the aggregate to the 2025 Noteholders arising under or in connection with a Fundamental Change Repurchase Offer under the Senior Secured Notes Indenture to be consummated on June 3, 2024 would be $62,208,500, consisting of (a) $57,227,000 in aggregate principal amount of the 2025 Notes (assuming 100% participation), (b) $2,861,350 premium payable in respect of the 2025 Notes, and (c) $2,120,150 in accrued and unpaid interest; and (ii) the outstanding amount due and payable in the aggregate to the 2026 Noteholders arising under or in connection with a Fundamental Change Repurchase Offer under the Unsecured Notes Indenture to be consummated on June 3, 2024 would be $119,596,084, consisting of (x) $115,000,000 in aggregate principal amount of the 2026 Notes (assuming 100% participation) and (y) $4,596,084 of accrued and unpaid interest.

The Company Parties and the Consenting Noteholders expressly agree and acknowledge that the Buyer is not assuming and shall not assume any Note Obligations (as defined in the applicable Indenture) as part of or in connection with the Contemplated Transactions, including under the Definitive Documents.

10	Publicity and Disclosure

a.

Each Consenting Noteholder shall provide to counsel to the Company Parties and the Buyer draft copies of all press releases and public filings that such Consenting Noteholders intend to publish and/or file (or cause to have published and/or filed), as applicable, relating to this Agreement, the Sale, or any of the Definitive Documents at least two (2) business days (or as soon as reasonably practicable) prior to any such publication or filing. Except as required by law (as determined by outside counsel to the applicable Party and with reasonable prior notice to the Parties taking into account the circumstances), no Consenting Noteholder shall publish any press releases or make any public filings unless the form and substance of such press releases or public filings are reasonably acceptable to the Company Parties and the Buyer.

b.

Except as required by law, no Party or its advisors shall (i) use the name of any Consenting Noteholder in any public manner (including in any press release or filing with the SEC) with respect to this Agreement, the Contemplated Transactions or any of the Definitive Documents or (ii) disclose to any person (including, for the avoidance of doubt, any other Consenting Noteholder), other than advisors to the Company Parties and the Buyer (who are under obligations of confidentiality to the Company Parties or the Buyer, as applicable, with respect to such disclosure, and whose compliance with such obligations the Company Parties or the Buyer, as applicable, shall be responsible for), the principal amount or percentage of any Notes beneficially held by any Consenting Noteholder without such Consenting Noteholder’s prior written consent (it being understood and agreed that each Consenting Noteholder’s signature page to this Agreement shall be redacted to remove the name of such Consenting Noteholder and the amount and/or percentage of Notes beneficially held by such Consenting Noteholder); provided, however, that (A) if such disclosure is required by law, advance notice of the intent to disclose, if permitted by applicable law, shall be given by the disclosing Party to each Consenting Noteholder (who shall have the right to seek a protective order prior to disclosure) and (B) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of 2025 Notes or 2026 Notes beneficially held by the Consenting Noteholders of the same class, collectively. The Company Parties and the Buyer further agree that such information shall be redacted from “closing sets” or other representations of the fully executed Agreement submitted to any person other than advisors to the Company Parties, the Buyer and the Consenting Noteholders. Notwithstanding the foregoing, the Company Parties and the Buyer will submit to Akin all written press releases, public filings, public announcements, or other communications with any news media, in each case, to be made by any of the Company Parties or the Buyer relating to this Agreement or the Contemplated Transactions and any amendments thereof that contains disclosure concerning the Consenting Noteholders, the 2025 Notes, or the 2026 Notes (each, an “Announcement”) at least two (2) business days (or as soon as reasonably practicable) before the public disclosure of such Announcement unless not feasible pursuant to applicable law, and will consider Akin’s input with respect to such Announcement as it relates to any disclosure concerning the Consenting Noteholders, the 2025 Notes or the 2026 Notes.

c.

Each of the Parties agrees to maintain the confidentiality of this Agreement and the terms hereof, except that, subject to Section 10(a), such information may be disclosed (a) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (b) to the extent requested by any regulatory authority or quasi-regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to the extent such information becomes publicly available other than as a result of a breach of this Section 10(c), (e) to any funding and financing sources of a Party used by such Party in the ordinary course of business to fund loans and make investments (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential) or (f) to the extent required to be disclosed in connection with any public filing by any Party. Notwithstanding the foregoing, the Consenting Noteholders acknowledge that, within the time prescribed by Form 8-K with the effectiveness of this Agreement, the Seller will file a Form 8-K current report with the SEC disclosing this Agreement; provided, that signature pages executed by Consenting Noteholders shall be in a redacted form that removes the details of such Consenting Noteholder and its holdings of Relevant Claims

11	Specific Performance

It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to seek specific performance and injunctive or other equitable relief, including attorneys’ fees and costs, as a remedy of any such breach, and each Party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy, in addition to any other remedy to which such non-breaching Party may be entitled, at law or in equity. The breaching Party shall reimburse each non-breaching Party that prevails in obtaining such specific performance or other relief for all costs and expenses incurred in connection therewith. Notwithstanding the foregoing or anything in this Agreement to the contrary, the maximum aggregate liability of the Consenting Noteholders for any and all liabilities or damages suffered as a result of the breach of this Agreement or any representation, warranty, covenant or agreement contained herein of the Consenting Noteholders or the failure to consummate the Contemplated Transactions shall in no event exceed $14,400,000.

12	No Recourse

This Agreement may only be enforced against the named Parties hereto (and then only to the extent of the specific obligations undertaken by such Parties in this Agreement). All claims or causes of action (whether in contract, tort, equity, or any other theory) that may be based upon, arise out of, or relate to this Agreement, or the negotiation, execution, or performance of this Agreement, may be made only against the persons that are expressly identified as Parties hereto (and then only to the extent of the specific obligations undertaken by such Parties herein). No past, present or future direct or indirect director, manager, officer, employee, incorporator, member, partner, stockholder, equity holder, trustee, Affiliate, controlling person, agent, attorney, or other representative of any Party hereto (including any person negotiating or executing this Agreement on behalf of a Party hereto), nor any past, present, or future direct or indirect director, manager, officer, employee, incorporator, member, partner, stockholder, equity holder, trustee, Affiliate, controlling person, agent, attorney, or other representative of any of the foregoing (other than any of the foregoing that is a Party hereto), shall have any liability with respect to this Agreement or with respect to any proceeding (whether in contract, tort, equity, or any other theory that seeks to “pierce the corporate veil” or impose liability of an entity against its owners or Affiliates or otherwise) that may arise out of or relate to this Agreement, or the negotiation, execution, or performance of this Agreement.

13	Relationship Among Parties

Notwithstanding anything herein to the contrary, the duties and obligations of the Parties under this Agreement shall be several, not joint. No Party shall have any responsibility for any such trading by any other entity by virtue of this Agreement. No prior history, pattern or practice of sharing confidences among or between the Parties shall in any way affect or negate this Agreement. The Parties hereto acknowledge that this Agreement does not constitute an agreement, arrangement or understanding with respect to acting together for the purpose of acquiring, holding, voting or disposing of any equity securities of the Company Parties and the Parties do not constitute a “group” within the meaning of Rule 13d-5 under the Exchange Act. None of the Consenting Noteholders shall have any fiduciary duty, any duty of trust or confidence in any form, or, except as expressly provided herein or under the Definitive Documents, other duties or responsibilities of any kind or form to each other, the Company Parties or any of the Company Parties’ other stakeholders, including as a result of this Agreement or the Contemplated Transactions. No Consenting Noteholder shall, nor shall any action taken by a Consenting Noteholder pursuant to this Agreement, be deemed to be acting in concert or as any group with any other Consenting Noteholder with respect to the obligations under this Agreement nor shall this Agreement create a presumption that the Consenting Noteholder are in any way acting as a group. All rights under this Agreement are separately granted to each Consenting Noteholder by the other Parties hereto, and the use of a single document is for the convenience of the Parties. It is understood and agreed that any Consenting Noteholder may trade in any debt or equity securities of the Seller without the consent of the Company Parties, the Buyer or any other Consenting Noteholder, subject to applicable securities laws and the terms of this Agreement.

14	Entire Agreement; Prior Negotiations

This Agreement, including all exhibits and annexes attached hereto, and all of the other Definitive Documents constitutes the entire agreement of the Parties and supersedes all prior agreements (oral or written), negotiations, and documents reflecting such prior negotiations between and among the Parties (and their respective advisors), with respect to the subject matter hereof.

15	Amendments

Except as otherwise expressly provided herein, any modification, amendment, waiver or supplement to the Purchase Agreement that materially and adversely affects the Consenting Noteholders shall require the prior written consent of the Required Noteholders; provided, that any modification, amendment, waiver or supplement to (x) Article I or Section 12.17 of the Purchase Agreement, or any other provision or the term in the Purchase Agreement relating to the Fundamental Change Repurchase Offers, the Escrow Agreement, this Agreement or the Supplemental Indentures or (y) this Agreement, the Escrow Agreement or the Supplemental Indentures (collectively, the “Consenting Noteholder Critical Items”), shall require the prior written consent of the Required Noteholders; provided, further, that if the proposed modification, amendment, waiver, or supplement has a material, disproportionate, and adverse effect on any specific Consenting Noteholder as compared to other Consenting Noteholders, then the consent of each such affected Consenting Noteholder shall also be required to effectuate such modification, amendment, waiver or supplement; provided, further, that, any modification or amendment to the definitions of “Required Parties”, “Required Noteholders”, and any other defined term whose definition affects the population covered thereby shall require the consent of all Consenting Noteholders.

16	Independent Analysis

Each Party hereby confirms that it has made its own decision to execute this Agreement based upon its own independent assessment of documents and information available to it, as it deemed appropriate.

17	Governing Law; Jurisdiction; Waiver of Jury Trial

Subject to Sections 12.17(a)-(c) and (f) of the Purchase Agreement as in effect on the date hereof, which are incorporated herein by reference mutatis mutandis:

This Agreement shall be interpreted and construed in accordance with the Laws of the State of Delaware. Any and all claims, controversies, and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, shall be governed by the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-Laws or other rule, whether of the State of Delaware or any other jurisdiction, that would result in the application of the Laws of any jurisdiction other than the State of Delaware.

THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT OR OTHERWISE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, SHALL PROPERLY AND EXCLUSIVELY LIE IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE). EACH PARTY ALSO AGREES NOT TO BRING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR OTHERWISE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, IN ANY OTHER COURT. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.

THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT (WITH APPROPRIATE REDACTIONS PURSUANT TO SECTION 10(B) HEREOF OR FILED UNDER SEAL) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

18	Effective Date; Conditions to Effectiveness

a.	This Agreement shall become effective and binding upon the date (the “Effective Date”) on which the following conditions have been satisfied or waived in accordance with this Agreement:

i.	all Required Parties shall have duly executed and delivered counterpart signature pages for this Agreement to each of the Parties (email to counsel thereto being sufficient); and

ii.	the Seller shall have paid to Akin the advance payment set forth in Akin’s advance payment letter in the amount of $100,000.

b.

To the extent that a signatory to this Agreement beneficially holds, as of the date hereof or thereafter, multiple 2025 Notes Claims and/or multiple 2026 Notes Claims, as applicable, such Party shall be deemed to have executed this Agreement in its respective capacity as a beneficial holder of all such 2025 Notes Claims or 2026 Notes Claims, as applicable, and this Agreement shall apply severally to such Party with respect to each such 2025 Notes Claim and each such 2026 Notes Claim, as applicable, beneficially held by such Party.

19	Mutual Releases

Effective solely upon, and contingent upon, and without duplication as among the Seller, the Company and the Buyer under Section 9.1 of the Purchase Agreement, the Closing Date at the time when all funds have been deposited into the Escrow Accounts, automatically and without further action by any Party hereto, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed, except with respect to the representations, warranties and/or covenants of the Company Parties, the Buyer, and the Consenting Noteholders in the Definitive Documents, (a) each Company Party, on behalf of itself and (x) its successors, assigns, Affiliates, equityholders and Subsidiaries and (y) its and their directors, officers, employees, attorneys, advisors, agents and other Representatives, in each case, whether current or former, of the Company Parties and their Affiliates, equityholders and Subsidiaries (the “Company Releasing Parties”), hereby forever and unconditionally releases, absolves, acquits and discharges the Buyer and the Consenting Noteholders and, in each case, their respective (x) successors, assigns, Affiliates, equityholders and Subsidiaries and (y) its and their directors, officers, employees, attorneys, advisors, agents and other Representatives, in each case, whether current or former, of the Buyer and the Consenting Noteholders and their Affiliates, equityholders and Subsidiaries (each solely in their capacity as such, the “Company Released Parties”), (b) the Buyer, on behalf of itself and its (x) successors, assigns, Affiliates, equityholders and Subsidiaries and (y) its and their directors, officers, employees, attorneys, advisors, agents and other Representatives, in each case, whether current or former, of the Company Parties and their Affiliates, equityholders and Subsidiaries (the “Buyer Releasing Parties”) hereby forever and unconditionally releases, absolves, acquits and discharges the Company Parties and the Consenting Noteholders and, in each case, their respective (x) successors, assigns Affiliates, equityholders and Subsidiaries and (y) its and their directors, officers, employees, attorneys, advisors, agents and other Representatives, in each case, whether current or former, of the Company Parties and Consenting Noteholder and their Affiliates, equityholders and Subsidiaries (each solely in their capacity as such, the “Buyer Released Parties”) and (c) each Consenting Noteholder, on behalf of itself and its (x) successors, assigns, Affiliates, equityholders and Subsidiaries and (y) its and their directors, officers, employees, attorneys, advisors, agents and other Representatives, in each case, whether current or former, of the Company Parties and their Affiliates, equityholders and Subsidiaries (the “Consenting Noteholder Releasing Parties” and, together with the Company Releasing Parties and the Buyer Releasing Parties, the “Releasing Parties”) hereby forever and unconditionally releases, absolves, acquits and discharges the Company Parties and the Buyer and, in each case, their respective (x) successors, assigns, Affiliates, equityholders and Subsidiaries and (y) its and their directors, officers, employees, attorneys, advisors, agents and other Representatives, in each case, whether current or former, of the Company Parties and Buyer and their Affiliates, equityholders and Subsidiaries (each solely in their capacity as such, the “Consenting Noteholder Released Parties” and, together with the Company Released Parties and the Buyer Released Parties, the “Released Parties”), in each case, from any claims or causes of action, whether known or unknown, which any Releasing Party may now or hereafter own, hold, have or claim to have against the applicable Released Parties, based on or relating to, or in any manner arising from, in whole or in part, (i) the Contemplated Transactions, including each Fundamental Change Repurchase Offer and delivery of the corresponding Fundamental Change Company Notices pursuant to the applicable Indenture, (ii) the Sale, (iii) this Agreement, (iv) the Supplemental Indentures, (v) any of the other Definitive Documents, or (vi) the transactions, events, circumstances, acts, or omissions giving rise to any claim or cause of action that is treated in or under or in connection with any of the foregoing set forth in clauses (i)-(v), including, without limitation, the negotiation, formulation, or preparation of any of the foregoing set forth in clauses (i)-(v), and the Consenting Noteholders hereby agree not to instruct the Trustee (as applicable) to enforce, pursue, or otherwise prosecute against any of the Buyer or any of its Affiliates, Representatives, advisors, employees or agents any claims or causes of action released by the Consenting Noteholders hereby; provided, that (A) nothing in this Section 19 shall be construed to release the Released Parties from any (x) gross negligence, willful misconduct or actual fraud, in each case, as determined by a final order of a court of competent jurisdiction where such order is not subject to appeal or (y) obligations under, or waive any right to enforce, the terms of the Definitive Documents or any other Transaction Agreement (including, without limitation, any claim for Fraud under the Purchase Agreement), and (B) except as expressly modified or contemplated otherwise in this Agreement, nothing in this Section 19 shall be construed to (w) impact or modify any rights or obligations under the Purchase Agreement or the other Transaction Documents, (x) impact any Consenting Noteholders’ rights to enforce the terms of the Indentures, as supplemented by the Supplemental Indentures (y) constitute a waiver of any Default or Event of Default arising thereunder or limit in any respect, any rights, remedies, powers, privileges and defenses that the Consenting Noteholders have or may have arising as a result of any Default or Event of Default that has occurred or that may occur under the relevant Indenture or Supplemental Indentures or (z) waive or release any obligations that are expressly stated in the Indentures or Supplemental Indentures as surviving or that otherwise remain in full force and effect.

20	[Reserved]

21	Successors and Assigns; Third-Party Beneficiary

This Agreement shall bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives. This Agreement is intended for the benefit of the Parties hereto and no other person shall have any rights hereunder.

22	Several, Not Joint, Obligations

Except as otherwise expressly set forth herein, the agreements, representations, and obligations of the Parties under this Agreement are, in all respects, several and not joint.

23	Counterparts

This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

24	Severability

If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect if essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable.

25	Headings

The Section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

26	Settlement Discussions

This Agreement and the Purchase Agreement are part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties hereto. Nothing herein shall be deemed an admission of any kind. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.

27	Consideration

The Parties hereby acknowledge the receipt and sufficiency of consideration for the agreements contained herein.

28	Survival

Notwithstanding any other provision hereof, the agreements and obligations of the Parties in Sections 8, 10, 11, 12, 13, 14, 16, 17, 19 (solely to the extent the releases in Section 19 become effective thereunder) and 21-31 shall survive any termination of this Agreement and shall continue in full force and effect for the benefit of the other Parties, as applicable, in accordance with the terms hereof.

29	Representation by Counsel

Each Party acknowledges that it has had the opportunity to be represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any party hereto with a defense to the enforcement of the terms of this Agreement against such party based upon lack of legal counsel shall have no application and is expressly waived.

30	Fees and Expenses

On the earlier to occur of the Closing Date and the date of termination of this Agreement in accordance with Section 8 hereof, the Seller shall pay and reimburse all Consenting Noteholder Fees and Expenses (including travel costs and expenses) and all outstanding and unpaid amounts incurred in connection with the Contemplated Transaction, including the accrued and unpaid fees of counsel (including Akin). Following the Closing Date, the Seller shall pay and reimburse all Consenting Noteholder Fees and Expenses (including travel costs and expenses) incurred in connection with the Contemplated Transactions, which fees and expenses will be invoiced on a periodic basis and payable within five (5) business days following receipt of such invoice; provided, that any such invoice shall not be required to include narratives. To the extent that this Agreement is terminated in accordance with Section 8 hereof, the Seller’s reimbursement obligations under this Section 30 shall survive with respect to any and all such fees and expenses earned or incurred on or before the applicable Termination Event, and such termination shall not automatically terminate any applicable fee or engagement letters, if any, between the Seller and the applicable party or professional.

31	Notices

All notices hereunder shall be in writing and shall be deemed given (i) when delivered or sent if delivered in person by courier service or messenger or sent by email or (ii) on the next business day if transmitted by international overnight courier, in each case as follows:

a.	If to the Seller or, prior to the Closing, the Company, to:

UpHealth, Inc.

14000 South Military Trail, Suite 203

Delray Beach, Florida 33484

Attention: Dr. Avi Katz; Martin Beck

E-mail: ***

with a copy to:

DLA Piper

555 Mission Street, Suite 2400

San Francisco, CA 94105

Attention: Jeffrey Selman; John Maselli

E-mail: Jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com

b.

If to a Consenting Noteholder or a transferee thereof, to the addresses set forth below such Consenting Noteholder’s signature (or as directed by any transferee thereof), as the case may be, with a copy to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Attention: Meng Ru

E-mail: mru@akingump.com

and

Akin Gump Strauss Hauer & Feld LLP

33 Arch Street, Suite 2500

Boston, MA 02110

Attention: Josh Peary

E-mail: jpeary@akingump.com

and

Akin Gump Strauss Hauer & Feld LLP

2001 K Street, N.W.

Washington, DC 20006

Attention: Alan J. Feld

E-mail: ajfeld@akingump.com

c.	If to the Buyer or, following the Closing, the Company, to:

c/o GTCR LLC

300 North LaSalle St., Suite 5600

Chicago, IL 60654

Attention: Mark M. Anderson; Sean L. Cunningham; Geoffrey Tresley

E-mail: ***

with a copy to:

Kirkland & Ellis LLP

300 North LaSalle St.

Chicago, IL 60654

Attention: Michael H. Weed, P.C.; Daniel A. Guerin, P.C.; Rachael G. Coffey,

P.C.; Neil K. Vohra; Ross M. Kwasteniet, P.C.

E-mail: michael.weed@kirkland.com; daniel.guerin@kirkland.com;

rachael.coffey@kirkland.com; neil.vohra@kirkland.com;

rkwasteniet@kirkland.com

All notices provided hereunder that are not sent via email must also include a contemporaneous copy sent via email to each addressee.

32	Email Consents

Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement or otherwise, including a written approval of the Company, the Seller, the Buyer or the Required Noteholders, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if, by agreement between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, it is conveyed in writing (including electronic mail) between each such counsel without representations or warranties of any kind on behalf of such counsel.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers or other agents, solely in their respective capacity as officers or other agents of the undersigned and not in any other capacity, as of the date first set forth above.

Company:

CLOUDBREAK HEALTH, LLC

By:	/s/ Martin S.A. Beck
Name:	Martin S.A. Beck
Title:	Chief Executive Officer

Seller:

UPHEALTH, INC.

By:	/s/ Martin S.A. Beck
Name:	Martin S.A. Beck
Title:	Chief Executive Officer

Signature Page to Transaction Support Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers or other agents, solely in their respective capacity as officers or other agents of the undersigned and not in any other capacity, as of the date first set forth above.

Buyer:

FOREST BUYER, LLC

By:	/s/ Mark Anderson
Name:	Mark Anderson
Title:	President

Signature Page to Transaction Support Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers or other agents, solely in their respective capacity as officers or other agents of the undersigned and not in any other capacity, as of the date first set forth above.

Consenting Noteholders:

***

By:	/s/ ***
Name:	***
Title:	***

Address: ***

E-mail address(es): ***

Aggregate Amounts Beneficially Owned or Managed on Account of:
2025 Notes	***
2026 Notes	***

Signature Page to Transaction Support Agreement

Exhibit A

Purchase Agreement

[See attached]

MEMBERSHIP INTERESTS PURCHASE AGREEMENT

by and among

FOREST BUYER, LLC

CLOUDBREAK HEALTH, LLC,

and

UPHEALTH, INC.,

Dated as of                     , 2023

- i -

ARTICLE III REPRESENTATIONS AND WARRANTIES CONCERNING SELLER		34
3.1	Authorization; Board Approval; Requisite Stockholder Approval	34
3.2	Title to Company Interests	35
3.3	Noncontravention	35
3.4	Litigation	35
3.5	Financial Statements	35
3.6	Absence of Undisclosed Liabilities	36
3.7	Solvency	36
3.8	No Seller Insolvency Event	36
3.9	No other Representations or Warranties of Seller	37

ARTICLE IV REPRESENTATIONS AND WARRANTIES CONCERNING BUYER		37
4.1	Organization	37
4.2	Authorization	37
4.3	Noncontravention	38
4.4	Litigation	38
4.5	Financing	38
4.6	Limited Guaranty	39
4.7	Solvency	39
4.8	No Prior Activities	40
4.9	Restricted Securities	40
4.10	Due Diligence Review	40
4.11	Brokerage	41
4.12	No other Representations or Warranties of Buyer	41

ARTICLE V CERTAIN COVENANTS		41
5.1	Seller Operation of Business	41
5.2	Operation of Business	41
5.3	Third-Party Notices and Consents	44
5.4	HSR	44
5.5	Access	44
5.6	Financing Assistance; Equity Commitment Letter	45
5.7	Notice of Material Developments	47
5.8	No Solicitation.	47
5.9	Migration Activities	54
5.10	Proxy Statement and Other Required SEC Filings	57
5.11	Seller Stockholder Meeting	59
5.12	Buyer Insurance Policy	60
5.13	Intercompany Agreements and Accounts	60
5.14	Supplemental Indentures	61

ARTICLE VI Employment Matters		61
6.1	Employment Matters	61
6.2	No Third-Party Beneficiary Rights	63

- ii -

ARTICLE VII CONDITIONS TO CLOSING		64
7.1	Conditions to Buyer’s Obligations	64
7.2	Conditions to the Company’s and Seller’s Obligations	66

ARTICLE VIII TERMINATION		67
8.1	Termination	67
8.2	Effect of Termination	68
8.3	Termination Fee	69

ARTICLE IX NON-SURVIVAL; NON-RECOURSE		70
9.1	Non-Survival	70
9.2	Non-Recourse	72

ARTICLE X POST-CLOSING AND OTHER COVENANTS		72
10.1	General	72
10.2	Tax Matters	72
10.3	Use of Company Name and Information	75
10.4	Use of Seller Marks	76
10.5	Wrong Pockets	76
10.6	Non-Competition; Non-Solicitation; Non-Disparagement	76
10.7	Insurance	78

ARTICLE XI DEFINITIONS		79
11.1	Definitions	79
11.2	Usage	79

ARTICLE XII MISCELLANEOUS		80
12.1	Expenses	80
12.2	Public Announcements	80
12.3	Amendment and Waiver	80
12.4	Notices	80
12.5	Successors and Assigns	81
12.6	Severability	82
12.7	Descriptive Headings; Interpretation	82
12.8	No Strict Construction	82
12.9	No Third-Party Beneficiaries	82
12.10	Entire Agreement	82
12.11	Counterparts	83
12.12	Electronic Delivery	83
12.13	Specific Performance	83
12.14	Governing Law; JURISDICTION; WAIVER OF JURY TRIAL	84
12.15	Schedules	85
12.16	Debt Financing Sources	85
12.17	Consenting Holders	87

- iii -

EXHIBITS AND SCHEDULES

Annexes:

Annex A	–	Defined Terms
Annex B	–	Accounting Principles
Annex C	–	Illustrative Calculation of Net Working Capital

Exhibits:

Exhibit A	–	Intellectual Property Assignment Agreement
Exhibit B	–	Form Transition Services Agreement
Exhibit C	–	Purchase Price Allocation Schedule

- iv -

MEMBERSHIP INTERESTS PURCHASE AGREEMENT

This MEMBERSHIP INTERESTS PURCHASE AGREEMENT (this “Agreement”) is entered into as of                 , 2023, by and among Forest Buyer, LLC, a Delaware limited liability company (“Buyer”), Cloudbreak Health, LLC, a Delaware limited liability company (the “Company”), and UpHealth, Inc., a Delaware corporation (“Seller”). Certain terms used herein are defined in Annex A attached hereto.

RECITALS

WHEREAS, Seller is the direct owner of all of the issued and outstanding Equity Interests of the Company (the “Company Interests”);

WHEREAS, on the terms and subject to the conditions set forth in this Agreement, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of the Company Interests (the “Sale” and together with all of the other transactions contemplated by this Agreement and the other Transaction Agreements, including entry into the Supplemental Indentures and the repurchase of the 2025 Notes and the 2026 Notes as contemplated hereby, collectively, the “Contemplated Transactions”);

WHEREAS, the Contemplated Transactions may be deemed to constitute a sale of all or substantially all of the assets of Seller and, therefore, approval of the Contemplated Transactions by Seller’s stockholders will be sought under Section 271 of the Delaware General Corporation Law (the “DGCL”);

WHEREAS, the board of directors of Seller (the “Seller Board”) has: (a) unanimously resolved that the entry by Seller into this Agreement and the consummation of the Contemplated Transactions are expedient and in the best interests of Seller and its stockholders, and declared it advisable and in Seller’s best interests to enter into this Agreement and perform its obligations hereunder and under the other Transaction Agreements, (b) unanimously approved (i) the execution and adoption of this Agreement and the consummation of the Contemplated Transactions and (ii) the performance by Seller of its covenants and other obligations hereunder on the terms and subject to the conditions set forth in this Agreement and the other Transaction Agreements, subject to the Requisite Stockholder Approval and (c) unanimously resolved to recommend that the Contemplated Transactions be approved by Seller’s stockholders in accordance with the DGCL (collectively, the “Seller Board Recommendation”);

WHEREAS, as a condition and inducement to Seller’s willingness to enter into this Agreement, Buyer has delivered to Seller concurrently with execution of this Agreement, (a) an equity commitment letter (the “Equity Commitment Letter”) from the Guarantors, pursuant to which, subject to the terms and conditions therein, the Guarantors have committed to invest in Buyer, directly or indirectly, the applicable amounts set forth therein, and (b) a limited guaranty (the “Limited Guaranty”) from the Guarantors in favor of Seller and pursuant to which, subject to the terms and conditions therein, the Guarantors are guaranteeing certain obligations of Buyer in connection with this Agreement;

WHEREAS, as a condition and inducement to Buyer’s willingness to enter into this Agreement, at least sixty-nine percent (69%) of the 2025 Noteholders and at least eighty-eight percent (88%) of the 2026 Noteholders have concurrently in connection with this Agreement entered into a Transaction Support Agreement (the “Noteholder Support Agreement”) with Seller, the Company and Buyer in connection with the Contemplated Transactions; and

WHEREAS, as a condition and inducement to Buyer’s willingness to enter into this Agreement, certain persons, in their capacity as stockholders of Seller, have concurrently in connection with this Agreement entered into a Voting and Support Agreement (the “Voting and Support Agreement”) in connection with the Contemplated Transactions.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF INTERESTS

1.1 Purchase and Sale of Interests. On the basis of the representations, warranties, covenants and agreements herein, and subject to the satisfaction or waiver of the conditions set forth herein and the terms hereof, Buyer shall purchase from Seller, and Seller shall sell, convey, assign, transfer and deliver to Buyer, all of the Company Interests, free and clear of any Liens (other than restrictions under applicable securities Laws), in exchange for the Cash Consideration.

1.2 Estimated Cash Consideration.

(a) No later than five (5) Business Days prior to the Closing Date, Seller shall prepare and deliver to Buyer its good faith calculations of (i) the Estimated Cash Consideration, (ii) the Estimated Net Working Capital, (iii) the 2026 Notes Repurchase Amount (assuming a repurchase date of June 3, 2024), (iv) the 2025 Notes Repurchase Amount (assuming a repurchase date of June 3, 2024) and (v) the Notes Escrow Amount, in each case together with reasonable supporting detail of its calculations and each component thereof (collectively, the “Estimated Closing Statement”). For purposes of the Estimated Closing Statement and this Agreement, “Estimated Cash Consideration” means an amount equal to $180,000,000, minus the Estimated Closing Indebtedness, plus the Estimated Closing Cash Amount, minus the Estimated Transaction Expenses.

(b) The Estimated Closing Statement shall be prepared in good faith in accordance with the terms of this Agreement and the Indentures, including, as applicable, the Accounting Principles, and the books and records of the Company and its Subsidiaries and shall include invoices or similar supporting documentation with respect to the Estimated Transaction Expenses set forth in the Estimated Closing Statement. Seller acknowledges and agrees that no portion of the Estimated Cash Consideration shall be paid to Seller, and all of the Estimated Cash Consideration will be paid by Buyer as set forth in Section 1.4(a). After delivery of the Estimated Closing Statement, Seller shall provide to Buyer reasonable access, during regular business hours, in such a manner as to not interfere with the normal operation of Seller (subject to the execution of customary work paper access letters, if requested), to work papers and books and records relating to the preparation of the Estimated Closing Statement and to the Company Employees

who are knowledgeable about the preparation of the Estimated Closing Statement, in each case, solely for the purpose of assisting Buyer and its Representatives in their review of the Estimated Closing Statement and the calculations contained therein. Seller shall consider in good faith any reasonable comments of Buyer to the Estimated Closing Statement and make any corresponding changes to the Estimated Closing Statement and potential adjustments to the calculation of the Estimated Cash Consideration (or any of the components thereof) that Seller reasonably deems appropriate based on Buyer’s proposed adjustments.

1.3 Closing. The closing of the Contemplated Transactions (the “Closing”) will take place remotely via the electronic exchange of documents and signatures on the third Business Day following the satisfaction or waiver of each of the conditions set forth in Article VII (other than those conditions which by their nature can only be satisfied at the Closing, but subject to the satisfaction or waiver of any such conditions at the Closing); provided, that, in no event shall the Closing take place prior to March 15, 2024, unless consented to in writing by Buyer and Seller. The date on which the Closing shall occur is referred to herein as the “Closing Date.” The Closing shall be deemed effective as of 12:01a.m. on the Closing Date.

1.4 Deliveries at Closing.

(a) Buyer Closing Deliverables. At the Closing and on the terms and subject to the conditions set forth in this Agreement, Buyer shall:

(i) pay or cause to be paid to the intended recipients thereof the Estimated Transaction Expenses and the Closing Indebtedness contemplated by the Company Payoff Letters; provided, that with respect to the Estimated Transaction Expenses, any amounts treated as wages to an employee of the Company or any of its Subsidiaries shall be paid as directed in writing by Seller to Buyer prior to the Closing Date, to the Company or one of its Subsidiaries, which shall pay such amounts, less applicable withholding Taxes, to the applicable recipient through its payroll system on the next regularly scheduled payroll cycle following the Closing Date;

(ii) deliver or cause to be delivered to the Escrow Agent the Adjustment Escrow Amount for deposit into the Adjustment Escrow Account;

(iii) deliver or cause to be delivered to the Escrow Agent the Tax Escrow Amount for deposit into the Tax Escrow Account; and

(iv) deliver or cause to be delivered to the Escrow Agent the remaining portion (after taking into account the payments in clauses (ii) and (iii) of this Section 1.4(a)) of the Estimated Cash Consideration (such amount, the “Notes Escrow Amount”) for deposit in the Notes Escrow Account.

(b) Seller Closing Deliveries. At the Closing and upon the terms and subject to the conditions set forth in this Agreement, Seller shall:

(i) deliver to Buyer duly executed assignments representing the Company Interests;

(ii) deliver to Buyer the following: (A) evidence of termination of all agreements (if any) regarding voting, transfer or other arrangements related to the Company Interests that are in effect prior to the Closing (other than any organizational document thereof or any Transaction Agreement) (in each case on terms and conditions reasonably satisfactory to Buyer); (B) evidence of the release of all Liens against Seller or the Company and its Subsidiaries related to the Company Interests and the assets of the Company and its Subsidiaries (including any Tax Liens and/or any applicable termination letters suitable for filing at the U.S. Patent and Trademark Office); and (C)(i) duly executed customary payoff letters in form and substance reasonably satisfactory to Buyer in respect of the Closing Indebtedness being repaid in full at the Closing from the third-party creditors listed on Schedule 1.4(b)(ii)(C) (the “Company Payoff Letters”) and (ii) evidence of the release of all obligations of the Company and its Subsidiaries under the 2025 Notes, the 2026 Notes, the Senior Secured Notes Indenture and the Unsecured Notes Indenture, in each case of clauses (i) and (ii), including copies of the related lien and guarantee releases, discharges and other required terminations in connection therewith (or commitment to release, if applicable) (such evidence shall include, without limitation and to the extent applicable, UCC-3 terminations, Intellectual Property security agreement terminations, account control agreement terminations, mortgage releases and landlord waiver terminations, which, in each case, drafts of each shall be provided to Buyer at least three (3) Business Days prior to Closing) of, in each case, in customary form and substance reasonably satisfactory to Buyer;

(iii) deliver to Buyer evidence that the Supplemental Indentures have been executed and delivered by Seller and the Trustee, and remain in full force and effect;

(iv) deliver to the Company all books and records (including Tax Returns) and other property of the Company in Seller’s possession or under Seller’s control;

(v) deliver or cause to be delivered to Buyer a completed and executed IRS Form W-9 of Seller;

(vi) deliver to Buyer, an Intellectual Property Assignment Agreement (the “Intellectual Property Assignment Agreement”) in the form attached hereto as Exhibit A, executed by Seller and any of its applicable Subsidiaries;

(vii) deliver to Buyer evidence of renewal of the Company’s or its Subsidiaries’ agreements set forth on Schedule 1.4(b)(vii); and

(viii) deliver to Buyer evidence of termination of agreements set forth on Schedule 1.4(b)(viii) without any further liability to the Company or any of its Subsidiaries.

1.5 Post-Closing Adjustment.

(a) Within ninety (90) days following the Closing Date, Buyer shall, or shall cause the Company to, prepare and deliver to Seller a statement (the “Closing Statement”) setting forth its calculation of the Cash Consideration and each of the components thereof. The Closing Statement shall be prepared in good faith in accordance with the terms of this Agreement, including, as applicable, the Accounting Principles, and the books and records of the Company and its Subsidiaries. During the thirty (30) days immediately following Seller’s receipt of the Closing Statement, the Company shall provide Seller and its representatives with reasonable access, during normal business hours and after reasonable advance notice, to the books and records of the Company for purposes of their review of the Closing Statement. The Closing Statement and the resulting calculation of the Cash Consideration shall become final and binding upon the parties hereto thirty (30) days following Seller’s receipt thereof unless Seller delivers written notice of its disagreement (a “Notice of Disagreement”) to Buyer prior to such date; provided that the Closing Statement and the resulting calculation of the Cash Consideration shall become final and binding upon the parties upon Seller’s delivery, prior to the expiration of the thirty (30) day period, of written notice to Buyer of its acceptance of the Closing Statement. Any Notice of Disagreement delivered pursuant to this Section 1.5(a) shall specify in reasonable detail the nature and amount of any disagreement so asserted and attach documentation supporting Seller’s calculations.

(b) If a timely Notice of Disagreement is delivered by Seller, then the Closing Statement (as revised in accordance with this Section 1.5(b)) and the resulting calculation of the Cash Consideration shall become final and binding upon the parties on the earlier of (i) the date any and all matters specified in the Notice of Disagreement are finally resolved in writing by Buyer and Seller and (ii) the date any and all matters specified in the Notice of Disagreement not resolved by Buyer and Seller are finally resolved in writing by the Arbiter (as defined below). The Closing Statement shall be revised to the extent necessary to reflect any resolution agreed to by Buyer and Seller or any final resolution determined by the Arbiter in accordance with this Section 1.5. During the thirty (30) days immediately following the delivery of a Notice of Disagreement or such longer period as Buyer and Seller may agree in writing, Buyer and Seller may attempt to resolve any differences which they may have with respect to any matter specified in the Notice of Disagreement, and all such discussions related thereto (unless otherwise agreed by Buyer and Seller) shall be governed by Rule 408 of the Federal Rules of Evidence and any applicable similar Law. At the end of such thirty (30) day period (or such longer period as Buyer and Seller may agree in writing), Buyer and Seller shall submit any and all matters (but only such matters) which remain in dispute and which were properly included in the Notice of Disagreement to a nationally-recognized independent accounting firm that is mutually selected by Buyer and Seller (the “Arbiter”) for review and resolution. Buyer and Seller shall instruct the Arbiter to, and the Arbiter, acting as an expert and not an arbitrator, shall make a final determination of the items included in the Closing Statement (to the extent such amounts are in dispute) based solely on written submissions by Buyer and Seller and in accordance with the guidelines and procedures set forth in this Agreement (i.e., not on the basis of an independent review). Buyer and Seller shall cooperate with the Arbiter during the term of its engagement. Buyer and Seller shall instruct the Arbiter not to, and the Arbiter shall not, assign a value to any item in dispute greater than the greatest value for such item assigned by Buyer, on the one hand, or Seller, on the other hand, or less than the smallest value for such item assigned by Buyer, on the one hand, or Seller, on the other hand. The Closing Statement and the resulting calculation of the Cash Consideration shall become final and binding on the parties hereto, if not already mutually agreed by Buyer and Seller, on the date the Arbiter delivers its final determination in writing to Buyer and Seller (which final determination shall be requested by Buyer and Seller to be delivered not more than thirty (30) days following submission of such disputed matters), and such final determination by the Arbiter shall not be subject to court review or otherwise appealable. The fees and expenses of the Arbiter pursuant to this Section 1.5(b) shall be borne by the Company, on the one hand, and Seller, on the other hand, based upon the percentage which the aggregate portion of the contested amount not awarded to Buyer and Seller, respectively, bears to the aggregate amount actually contested by such party. For example, if Seller claims the Cash Consideration is $1,000 greater than the amount determined by Buyer, and Buyer contests only $500 of the amount claimed by Seller, and if the Arbiter ultimately resolves the dispute by awarding Seller $300 of the $500 contested, then the costs and expenses of the Arbiter will be allocated 60% (i.e., 300 ÷ 500) to the Company and 40% (i.e., 200 ÷ 500) to Seller.

(c) If the Cash Consideration is greater than the Estimated Cash Consideration and the Fundamental Change Repurchase Date (as such term is defined in the Senior Secured Notes Indenture) has not yet occurred, within five (5) Business Days after the Closing Statement becomes final and binding in accordance with the terms hereof, the Company shall, and Buyer shall cause the Company to, make a payment to the Note Escrow Account of an amount equal to the amount by which the Cash Consideration exceeds the Estimated Cash Consideration (up to an excess equal to the amount of the Adjustment Escrow Amount) by wire transfer of immediately available funds for purposes of making an offer to repurchase the 2026 Notes and the 2025 Notes in accordance with Section 1.8; provided, that if the Fundamental Change Repurchase Date has occurred, the amount by which the Cash Consideration exceeds the Estimated Cash Consideration (up to an excess equal to the amount of the Adjustment Escrow Amount) shall instead be paid to Seller (and held in a deposit account subject to a control agreement in favor of the Consenting Noteholders) for the sole purpose of complying with mandatory repurchase requirements set forth in the Senior Secured Notes Supplemental Indenture with respect to any remaining 2025 Notes. If the Estimated Cash Consideration is greater than the Cash Consideration, within five (5) Business Days after the Closing Statement becomes final and binding in accordance with the terms hereof, Buyer and the Seller shall cause the Escrow Agent (including by delivering joint written instructions to the Escrow Agent) to make payment to Buyer (or its designees) of an amount equal to the lesser of (i) an amount equal to the amount by which the Estimated Cash Consideration exceeds the Cash Consideration, and (ii) the Adjustment Escrow Funds, in each case, from the Adjustment Escrow Account.

(d) Within five (5) Business Days after the Closing Statement becomes final and binding in accordance with the terms hereof and if the Fundamental Change Repurchase Date (as such term is defined in the Senior Secured Notes Indenture) has not yet occurred, Buyer and Seller shall cause the Escrow Agent (including by delivering joint written instructions to the Escrow Agent) to make a payment from the Adjustment Escrow Account to the Note Escrow Account of an amount equal to the remaining Adjustment Escrow Funds (if any) after any payments are made to Buyer pursuant to Section 1.5(c) (if any) by wire transfer of immediately available funds for purposes of making an offer to repurchase the 2026 Notes and the 2025 Notes in accordance with Section 1.8; provided, that if the Fundamental Change Repurchase Date has occurred, the remaining Adjustment Escrow Funds shall instead be released to Seller (and held in a deposit account subject to a control agreement in favor of the Consenting Noteholders) for the sole purpose of complying with mandatory repurchase requirements set forth in the Senior Secured Notes Supplemental Indenture with respect to any remaining 2025 Notes.

1.6 Withholding Rights. Notwithstanding anything in this Agreement to the contrary, Buyer or its designee and the Company shall be entitled to withhold and deduct from the consideration otherwise payable pursuant to this Agreement such amounts as Buyer or its designee or the Company are required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or non-U.S. Tax Law. If Buyer believes that any withholding of Tax is required with respect to the payment of the purchase price to Seller (other than due to Seller’s failure to deliver the form described in Section 1.4(b)(v)), then Buyer shall give written notice to Seller describing the basis for such withholding and Buyer shall provide Seller with a reasonable opportunity to provide any applicable certificate, form or documentation that would reduce or eliminate the requirement to deduct and withhold Tax with respect to such payment, and Buyer shall otherwise reasonably cooperate with Seller and take such steps as Seller may reasonably request to reduce or eliminate such withholding obligation to the extent permitted by applicable Tax Law. To the extent that amounts are so withheld and paid to the applicable Tax authority by the withholding party, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding were made.

1.7 Tax Escrow Account.

(a) In accordance with Section 1.4(a)(iii), at the Closing, Buyer shall deliver or cause to be delivered to the Escrow Agent the Tax Escrow Amount for deposit into the Tax Escrow Account. The Tax Escrow Account shall be an individual, separate account of the Escrow Agent that is used solely to hold the Tax Escrow Funds. The Tax Escrow Funds shall only be released from the Tax Escrow Account pursuant to the terms of this Agreement and the Escrow Agreement. The purpose of the Tax Escrow Account is to enable Seller to pay any and all of its Taxes that become due and payable by Seller as a result of the Contemplated Transactions. In furtherance thereof, (i) Seller shall inform the Escrow Agent and Buyer when Taxes resulting from the Contemplated Transactions are due, to which Tax authority such Taxes are due, and the amount of such Taxes, and any relevant wiring or transmission information (“Seller’s Notice”), and (ii) Seller and Buyer shall issue joint written instructions to the Escrow Agent in accordance with the Escrow Agreement directing the Escrow Agent to distribute all or any portion of the Tax Escrow Amount to such Tax authority within five (5) business days of Buyer’s receipt of any Seller’s Notice.

(b) After delivery of any Seller’s Notice, Seller shall provide to Buyer reasonable access, during regular business hours, in such a manner as to not interfere with the normal operation of Seller (subject to the execution of customary work paper access letters, if requested), to work papers and books and records relating to the preparation of such Seller’s Notice and to the employees of Seller and its Subsidiaries who are knowledgeable about the preparation of such Seller’s Notice, in each case, solely for the purpose of assisting Buyer and its Representatives in their review of such Seller’s Notice and the calculations contained therein. Seller shall consider in good faith any reasonable comments of Buyer to any Seller’s Notice and make any corresponding changes to such Seller’s Notice and potential adjustments to the calculation set forth therein that Seller reasonably deems appropriate based on Buyer’s proposed adjustments.

(c) If any portion of the Tax Escrow Funds remains in the Tax Escrow Account after Seller has paid all of its Taxes that have become due and payable by Seller as result of the Contemplated Transactions and the Fundamental Change Repurchase Date (as such term is defined in the Senior Secured Notes Indenture) has not yet occurred, then Buyer and Seller shall cause the Escrow Agent (including by delivering joint written instructions to the Escrow Agent) to make a payment from the Tax Escrow Account to the Note Escrow Account of an amount equal to the remaining Tax Escrow Funds (if any) after all payments are made to the applicable Tax authorities pursuant to this Section 1.7, by wire transfer of immediately available funds for purposes of making an offer to repurchase the 2026 Notes and the 2025 Notes in accordance with Section 1.8; provided, that if the Fundamental Change Repurchase Date has occurred, the remaining Tax Escrow Funds shall instead be released to Seller (and held in a deposit account subject to a control agreement in favor of the Consenting Noteholders) for the sole purpose of complying with mandatory repurchase requirements set forth in the Senior Secured Notes Supplemental Indenture with respect to any remaining 2025 Notes.

1.8 Notes Escrow Account.

(a) In accordance with Section 1.4(a)(iv), at the Closing, Buyer shall deliver or cause to be delivered to the Escrow Agent the Notes Escrow Amount for deposit into the Notes Escrow Account. The Notes Escrow Account shall be an individual, separate account of the Escrow Agent that is used solely to hold the Notes Escrow Funds. The Notes Escrow Funds shall only be released from the Notes Escrow Account pursuant to the terms of this Agreement and the Escrow Agreement. The purpose of the Notes Escrow Funds is to, on behalf of Seller, (a) fund the offer to repurchase all of the 2026 Notes in accordance with Section 15.02 of the Unsecured Notes Indenture and (b) fund the offer to repurchase all of the 2025 Notes in accordance with Section 15.02 of the Senior Secured Notes Indenture (it being acknowledged and agreed that certain 2025 Notes shall not be tendered in such repurchase offer pursuant to the Noteholder Support Agreement).

(b) As a result of the payment of a portion of the Notes Escrow Funds (which, as of the date hereof and based on certain assumptions that are subject to change, is currently estimated to be equal to $115,000,000) to the 2026 Noteholders, which payment is expected to occur on or around June 3, 2024, together with the payment of any other amounts to be made to the 2026 Noteholders concurrently with the payment of such portion of the Notes Escrow Funds as specified by the Unsecured Notes Indenture following a Fundamental Change (as such term is defined in the Unsecured Notes Indenture), which other amounts may be paid using amounts of the Notes Escrow Funds, the parties hereto hereby agree that the 2026 Notes shall be repurchased in full and no further amounts shall be owed by Seller or any other Person under the 2026 Notes or the Unsecured Notes Indenture in respect thereof, provided that all of the 2026 Noteholders accept the repurchase of the 2026 Notes pursuant to this Section 1.8(b). Notwithstanding the foregoing, if less then all of the 2026 Noteholders accept the repurchase of the 2026 Notes pursuant to this Section 1.8(b), the 2026 Notes held by such 2026 Noteholders who do not accept such repurchase shall remain outstanding and continue to be governed by the Unsecured Notes Indenture and the Unsecured Notes Supplemental Indenture, and the portion of the Notes Escrow Funds that would have otherwise been payable to such 2026 Noteholders with respect to such unrepurchased 2026 Notes shall instead be applied to the further repurchase of the 2025 Notes as set forth in Section 1.8(c).

(c) The amount that has been delivered as the Notes Escrow Amount pursuant to Section 1.4(a)(iv) for deposit in the Notes Escrow Account less the amounts to be paid as contemplated by Section 1.8(b) from the Notes Escrow Funds to the 2026 Noteholders shall be used to calculate the maximum principal amount of the 2025 Notes to be initially repurchased on or around June 3, 2024 using the Notes Escrow Funds (which, as of the date hereof and based on certain assumptions that are subject to change and presuming that all of the 2026 Noteholders accept the repurchase of the 2026 Notes pursuant to Section 1.8(b) as well as any other amounts of the Notes Escrow Funds paid in respect of the repurchase of the 2026 Notes, is estimated to be approximately $25,800,000) in accordance with the terms of the Senior Secured Notes Indenture in the event of a Fundamental Change (as such term is defined in the Senior Secured Notes Indenture), and Seller, in accordance with such terms of the Senior Secured Notes Indenture, shall make such payments of other amounts required to be made in connection with such repurchase, which other amounts may be paid using amounts of the Notes Escrow Funds, such that following the payment of the amounts to be paid for such initial repurchase of the 2025 Notes, a portion of the 2025 Notes shall remain outstanding (which, as of the date hereof and based on certain assumptions that are subject to change, is estimated to be approximately $31,427,000 in aggregate principal amount), the terms of which shall be governed by the 2025 Notes and the Senior Secured Notes Indenture and the Senior Secured Notes Supplemental Indenture (it being acknowledged and agreed that all of the 2025 Noteholders that have not signed the Noteholder Support Agreement will be repurchased in full with respect to their 2025 Notes to the extent such noteholders so elect and all of the 2025 Noteholders that have signed the Noteholder Support Agreement will be partially repurchased with respect to their 2025 Notes on a pro rata basis). In the event that any amounts remain outstanding of the Notes Escrow Funds, those amounts shall be used to offer to repurchase in part such anticipated outstanding amount of the 2025 Notes in accordance with the terms of the Senior Secured Notes Indenture in the event of a Fundamental Change (as such term is defined in the Senior Secured Notes Indenture).

(d) Buyer and Seller shall cause the Escrow Agent (including by delivering joint written instructions to the Escrow Agent) to release the Notes Escrow Funds to the applicable trustee or paying agent to effect the repurchase of up to all of the 2026 Notes and the initial partial repurchase of the 2025 Notes, respectively, in each case, on or around June 3, 2024 and in accordance with the foregoing provisions of this Section 1.8. For the avoidance of doubt, after the effectiveness of the Senior Secured Notes Supplemental Indenture, the remaining 2025 Notes will not be obligations of Buyer. Additionally, any repurchases of the 2025 Notes in accordance with this Article I will be made at a premium of 5.00% to the principal amount of such 2025 Notes.

ARTICLE II

REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY

As a material inducement to Buyer to enter into this Agreement and consummate the Contemplated Transactions, Seller, on behalf of the Company, hereby represents and warrants to Buyer as follows in this Article II, except as set forth in the Schedules (subject to Section 12.15), as of the date of this Agreement and as of the Closing Date:

2.1 Organization. The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify and, solely with respect to the qualifications to do business in any such jurisdictions, any such failure to do so would not reasonably be expected to have a Material Adverse Effect. The Company possesses all requisite limited liability company power and authority necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to execute and consummate the Contemplated Transactions. The copies of the Company’s limited liability company agreement and certificate of formation which have been furnished to Buyer reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete. The minute books (containing the records of meetings of the equityholders, the board of managers and any committees of the board of managers) and record books of the Company are true, correct and complete in all material respects. The Company is not in default under or in violation of any provision of its operating agreement or certificate of formation in any material respect. Schedule 2.1 sets forth a list of all officers and managers of the Company and its Subsidiaries as of the date of this Agreement.

2.2 Authorization. The execution, delivery and performance of this Agreement and all of the other Transaction Agreements to which the Company is a party have been duly authorized by the Company, and no other act (corporate or otherwise) or other proceeding on the part of the Company is necessary to authorize the execution, delivery or performance of this Agreement or the other Transaction Agreements to which the Company is a party and the consummation of the Contemplated Transactions. This Agreement and all other Transaction Agreements to which the Company is a party or by which the Company is bound, when executed and delivered by the Company in accordance with the terms hereof and thereof, shall each constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting or relating to creditors rights generally and (b) general principles of equity (collectively, the “Bankruptcy and Equity Exception”). Neither Seller nor the Company will require the approval of any court or any other Governmental Authority to consummate the Contemplated Transactions.

2.3 Noncontravention. Except as set forth on Schedule 2.3, the execution and delivery by the Company of this Agreement and all of the other Transaction Agreements to which the Company is a party and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and shall not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under (whether with or without the passage of time, the giving of notice or both), (c) result in the creation of any Lien upon the Company Interests or assets pursuant to, (d) give any third party the right to modify, terminate or accelerate any obligation under, (e) result in a violation of, or (f) except for compliance with the HSR Act, require any authorization, consent, approval, exemption or other action of or by or notice or declaration to, or filing with, any third party or any Governmental Authority pursuant to (i) the Company’s operating agreement, certificate of formation or other constituent documents (including trust instruments), (ii) any Law to which the Company is subject, or (iii) any Material Contract, lease, permit, order, judgment or decree to which the Company is subject. The Company is not a party to or bound by any written or oral agreement or understanding with respect to an Acquisition Transaction other than this Agreement and all other Transaction Agreements, and each such Person has terminated all discussions with third parties (other than with Buyer and its Affiliates) regarding any Acquisition Transaction.

2.4 Equity Interests and Related Matters; Title to Company Interests.

(a) The Company has duly authorized and approved each issuance of the Company’s Equity Interests. All of the Equity Interests of the Company were issued in compliance with applicable Law and any requirements set forth in the Company’s governing documents. No Equity Interests of the Company are subject to any preemptive rights, rights of first refusal or restrictions on transfer. Seller owns of record and beneficially 100% of the Equity Interests of the Company free and clear of all Liens (other than any restrictions under applicable securities Laws and Permitted Liens) and the Company Interests constitute all of the issued and outstanding membership interests of the Company. There are no outstanding or authorized options, warrants, contracts, calls, puts, rights to subscribe, conversion rights or other similar rights providing for the issuance, disposition or acquisition of any membership interests of the Company (other than this Agreement). There are no outstanding or authorized equity appreciation, phantom stock, profits interests, profit participation or similar rights with respect to the Company. Except for the governing documents of the Company listed on Schedule 2.4(a) and this Agreement, there are no member agreements, voting trusts, proxies or other contracts or understandings with respect to the voting, control or disposition of the Company’s Equity Interests. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of the Company Interests. No former direct or indirect holder of any Company Interests has any claim or rights against the Company or Seller that remains unresolved or to which the Company or Seller has or may have any liability and, to the Knowledge of the Company, no such claim is threatened. The Company has no obligation to make any investment (in the form of a loan, capital contribution or otherwise) in any Person.

(b) Schedule 2.4(b) correctly sets forth the name of each Subsidiary of the Company, the jurisdiction of its organization and the Persons owning the outstanding equity interests of such Subsidiary. Each Subsidiary of the Company is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and possesses all requisite power and authority necessary to own its properties and to carry on its businesses as now being conducted and as presently proposed to be conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business requires it to qualify and, solely with respect to the qualifications to do business in any such jurisdictions, any such failure to do so would not reasonably be expected be material to the Company and its Subsidiaries (taken as a whole).

(c) All of the equity interests of each Subsidiary of the Company is validly issued, fully paid and nonassessable, and, except as set forth on Schedule 2.4(c), all of the equity interests of each such Subsidiary is owned by the Company free and clear of all Liens (other than restriction under applicable securities Laws and Permitted Liens). There are no outstanding rights or options to subscribe for or to purchase any equity interests of any Subsidiary of the Company or any stock or securities convertible into or exchangeable for such equity interests. No Subsidiary of the Company is subject to any option or obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its equity interests or any warrants, options or other rights to acquire its equity interests. None of the equity interests of any Subsidiary of the Company is subject to, or was issued in violation of, any purchase option, call option, right of first refusal or offer, co-sale or participation right, preemptive right, subscription right or similar right.

(d) Except as set forth on Schedule 2.4(d), neither the Company nor any of its Subsidiaries owns or holds the right to acquire any equity interests or any other security or interest in any other Person or has any obligation to make any investment in any Person. The copies of each Subsidiary’s articles of incorporation and bylaws (or similar governing documents or operating agreements) which have been furnished to Buyer reflect all amendments made thereto at any time prior to the date of this Agreement and are true, correct and complete.

2.5 Financial Statements.

(a) Attached hereto as Schedule 2.5(a) are the following financial statements:

(i) the unaudited combined balance sheet of the Company and its Subsidiaries as of September 30, 2023 (the “Latest Balance Sheet”), and the related statements of income and cash flows (or the equivalent) for the nine (9)-month period then ended; and

(ii) the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022 and December 31, 2021, and the related statements of income and cash flows (or the equivalent) for the fiscal years then ended.

(b) The foregoing financial statements (including in all cases the notes thereto, if any) fairly present the financial condition of the Company and its Subsidiaries as of the respective dates thereof and the operating results, cash flows and retained earnings of the Company and its Subsidiaries for the periods covered thereby and have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, subject to the absence of footnote disclosures and changes resulting from normal year-end adjustments for recurring accruals (none of which footnote disclosures or changes would, alone or in the aggregate, be materially adverse to the business, operations, assets, Liabilities, financial condition, operating results, value, cash flow or net worth of the Company and its Subsidiaries taken as a whole). The reserves reflected in the financial statements referenced above are adequate, appropriate, specific and reasonable and have been calculated in a consistent manner in accordance with GAAP.

(c) The Company and its Subsidiaries have established and adhered to a system of internal accounting controls which is designed to provide assurance regarding the reliability of financial reporting. There has never been (i) any significant deficiency or weakness in any system of internal accounting controls used by the Company or its Subsidiaries, (ii) any fraud or other wrongdoing that involves any of the management or other employees of the Company or its Subsidiaries who have a role in the preparation of financial statements or the internal accounting controls used by the Company or its Subsidiaries or (iii) any claim or allegation regarding any of the foregoing.

(d) All accounts receivable of the Company and its Subsidiaries (including costs incurred and income recognized in excess of billings) (i) are bona fide and valid receivables arising from sales actually made or services actually performed, in each case, on an arm’s length basis, and were incurred in the ordinary course of business, (ii) are properly reflected on the Company’s books and records and balance sheets in accordance with GAAP consistently applied and (iii) are not subject to any setoffs, counterclaims, credits or other offsets, and are current and collectible and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Latest Balance Sheet (rather than in the notes thereto). Except as set forth on Schedule 2.5(d), no Person has any Lien on any accounts receivable or any part thereof, and no agreement for deduction, free goods or services, discount or other deferred price or quantity adjustment has been made by the Company or its Subsidiaries with respect to any accounts receivable other than in the ordinary course of business. There is no pending contest or dispute with respect to the amount or validity or any amount of any such accounts receivable.

2.6 Absence of Undisclosed Liabilities. Except as set forth on Schedule 2.6, neither the Company nor any of its Subsidiaries has any obligation or liability (whether accrued or not, absolute or contingent, asserted or unasserted, known or unknown, liquidated or unliquidated, due or to become due, fixed or unfixed, and regardless of when or by whom asserted, collectively, “Liabilities”) other than (a) Liabilities specifically reflected and adequately reserved on the Latest Balance Sheet, (b) Liabilities which have arisen after the date of the Latest Balance Sheet in the ordinary course of business (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, misappropriation, violation of Law or an Action), (c) obligations under contracts and commitments described on Schedule 2.11(a) or under contracts and commitments entered into in the ordinary course of business which are not required to be disclosed on Schedule 2.11(a) (but not Liabilities for any breach of any such contract or commitment) and (d) Liabilities incurred in connection with the execution, negotiation and delivery of this Agreement and the Contemplated Transactions.

2.7 No Material Adverse Effect; Ordinary Course of Business. Between December 31, 2022 and the date hereof, no fact, event or circumstance has occurred or arisen that, individually or in combination with any other fact, event or circumstance, has had or would reasonably be expected to have a Material Adverse Effect. Since December 31, 2022 through the date of this Agreement, other than in connection with the Contemplated Transactions or as set forth on Schedule 2.7, the Company has conducted its business only in the ordinary course of business.

2.8 Absence of Certain Developments. Except as set forth on Schedule 2.8 or as expressly contemplated by this Agreement, since December 31, 2022 through the date of this Agreement, neither the Company nor any of its Subsidiaries nor Seller (solely with respect to the Business) has:

(a) amended its operating agreement, certificate of formation or other organizational documents;

(b) issued or sold any Equity Interests or other equity securities, securities convertible into Equity Interests or other equity securities, or warrants, options or other rights to purchase Equity Interests or other equity securities;

(c) declared, set aside or made any payment or distribution of cash or other property to any of its equityholders with respect to their Equity Interests or otherwise, or purchased, redeemed or otherwise acquired any Equity Interests or other equity securities (including any warrants, options or other rights to acquire Equity Interests or other equity securities);

(d) entered into, amended or terminated any Material Contract, entered into any other material transaction, whether or not in the ordinary course of business or consistent with past practice, or changed in any significant respect any business practice (in anticipation of the Contemplated Transactions or otherwise);

(e) (i) acquired (by merger, consolidation, acquisition of stock or assets or otherwise) or organized any Person, (ii) acquired any rights, assets or properties other than in the ordinary course of business or (iii) acquired any Equity Interest or other securities of any Person;

(f) sold, assigned, transferred, leased or licensed any of its material tangible assets, except in the ordinary course of business;

(g) sold, assigned, transferred, leased, licensed or otherwise encumbered any Intellectual Property, other than non-exclusive licenses entered in the ordinary course of business;

(h) (1) disclosed any material Confidential Information, Trade Secret, or Personal Information (other than Personal Information that is publicly available business-to-business contact information) to any Person (other than pursuant to a written agreement with terms requiring that Person to maintain the confidentiality of, and preserving all rights of the Company in, such Confidential Information, Trade Secret, or Personal Information), (2) disclosed, licensed, released, delivered, escrowed or made available any source code or knowingly received any Confidential Information or Trade Secret of any Person in violation of any obligations of confidentiality; (3) taken or failed to take any action that could reasonably be expected to result in the loss, lapse or abandonment of any Intellectual Property or Confidential Information (except where there was a commercially reasonable decision by the Company or its applicable Subsidiary to take or not to take an action that resulted in such lapse or abandonment of Intellectual Property or Confidential Information, in each case, that was not material to or necessary for the operation of the Business);

(i) made any loans or Investments (other than advances to employees in the ordinary course of business);

(j) issued, created, incurred, assumed, guaranteed, endorsed or otherwise became liable or responsible with respect to (whether directly, contingently or otherwise) indebtedness for borrowed money, guaranteed any Liability of any other Person, or mortgaged or encumbered any of its assets (other than Permitted Liens) or permitted any of its assets to become subject to any Liens (other than Permitted Liens), other than indemnification obligations for intellectual property infringement entered in the ordinary course of business;

(k) (i) granted or promised any incentive awards, bonuses, change in control payments, deferred compensation, severance, retention, equity or equity based rights or other compensatory payments or benefits or increased any compensation, salary, bonus or fee increase to any current or former Company Employee with an annual compensation opportunity in excess of $150,000, (ii) made or granted any increase in compensation or benefits under any Plan, (iii) established, adopted, amended, modified or terminated any Plan, or any existing employment, transaction, retention, change in control or severance agreement or arrangement, (iv) established or adopted any new benefit or compensation plan, program, policy, agreement or arrangement or employment, severance, transaction, retention or change in control agreement or arrangement for the benefit of any current or former Company Employee (except in the ordinary course of business), (v) taken any action to accelerate the payment, funding, right to payment or vesting of any compensation or benefits, (vi) hired, terminated (other than for cause), furloughed or temporarily laid off any director, officer, employee or other individual service provider with an annual compensation opportunity in excess of $150,000, or (vii) (A) entered into, adopted, modified, extended or terminated any Labor Agreement or (B) recognized or certified any labor union, works council, or other labor organization or employee representative or group of employees as the bargaining representative for any Company Employee;

(l) implemented any plant closing or layoff of employees that could implicate the WARN Act;

(m) suffered any material damage, destruction or other casualty loss with respect to material property owned by the Company or waived any rights of material value;

(n) incurred, authorized or committed to make any capital expenditure (or series of related capital expenditures) that exceeds $50,000 in the aggregate;

(o) accelerated the collection of or discounted accounts receivable, billed for work not yet performed, delayed the payment of accounts payable or accrued expenses, delayed the purchase of supplies or delayed capital expenditures, repairs or maintenance except in the ordinary course of business;

(p) taken any action or failed to take any action that has had, or could reasonably be expected to have, the effect of accelerating to pre-Closing periods sales to customers or others that would otherwise be expected to occur after the Closing except in the ordinary course of business;

(q) changed its accounting policies or cash management practices or canceled any debts owed to it or claims held by it;

(r) (i) made or changed any election in respect of Taxes, (ii) adopted or changed any method of accounting or annual reporting, (iii) settled or compromised any federal, state, local or non-U.S. Tax Liability, claim or assessment, (iv) filed any amended Tax return, (v) entered into any closing agreement relating to any Tax, (vi) agreed to an extension or waiver of a statute of limitations period applicable to any Tax claim or assessment, (vii) failed to pay any Tax when due and payable, (viii) surrendered any right to claim a Tax refund or (ix) taken any other similar action relating to the filing of any Tax Return or the payment of any Tax;

(s) failed to maintain in full force and effect any insurance policy in effect, except for any policy replaced by a new or successor policy of substantially similar coverage;

(t) terminated, amended, failed to renew or preserve or failed to maintain in full force and effect (i) any material permit, except for amendments completed in the ordinary course of business, or (ii) any registration or application for any Intellectual Property (except where there was a commercial reason to do so); or

(u) made any material change to the operation or the security of, or any administrative, technical or physical safeguards related to, or any of the policies or procedures related to, any System or Personal Information, except as required by applicable Law; or

(v) agreed, whether orally or in writing, to do any of the foregoing.

2.9 Tangible Assets. The Company and its Subsidiaries have good and marketable title to, or a valid and enforceable interest in, all buildings, machinery, equipment, and other tangible assets used in or necessary for the conduct of the Business as presently conducted and as it was conducted in the twelve (12)-month period prior to the Closing, free and clear of all Liens (other than Permitted Liens). Each such tangible asset is free from defects (patent and latent), has been maintained in accordance with Law and normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.

2.10 Real Property. The Company does not own any real property. Schedule 2.10 sets forth the address of each Leased Real Property and a true and complete list of all Leases for each such Leased Real Property (including the date and name of the parties so such Lease document) as of the date of this Agreement. The Company has made available to Buyer true, correct and complete copies of each such Lease document. Except as set forth in Schedule 2.10, as of the date of this Agreement, with respect to each of the Leases: (a) such Lease is legal, valid, binding, enforceable and in full force and effect; (b) neither the Company or Subsidiary nor, to the Knowledge of the Company, any other party to the Lease is in breach or default under such Lease, and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Lease; (c) the Company or Subsidiary has not subleased, licensed or otherwise granted to any Person the right to use or occupy the such Leased Real Property or any portion thereof; and (d) the Company or Subsidiary has not collaterally assigned or granted any other security interest in such Lease or any interest therein. The Leased Real Property identified in Schedule 2.10 comprise all of the real property used or intended to be used in, or otherwise related to, the Business.

2.11 Contracts and Commitments.

(a) Except as set forth on Schedule 2.11(a), as of the date of this Agreement, neither the Company nor any of its Subsidiaries nor Seller (solely with respect to the Business) is a party to or bound by any of the following, whether written or oral:

(i) any pension, profit sharing, stock option, employee stock purchase or other plan, program, policy, agreement or arrangement providing for deferred or other compensation (including any bonuses or other renumeration and whether in cash or otherwise) to any current or former managers, officers, employees or other individual service providers or severance, change in control, or transaction related bonus agreements, programs, policies or arrangements;

(ii) any contract for the employment or service of any current manager, officer, employee or other individual service provider on a full-time, part-time, consulting or other basis providing for annual compensation opportunities in excess of $150,000;

(iii) any collective bargaining agreement or other contract with any union, works council, or other labor organization or employee representative (each, a “Labor Agreement”);

(iv) any contract under which the Company or its Subsidiaries has advanced or loaned money to, guaranteed an amount for the benefit of or made an Investment in any other Person;

(v) any agreement, promissory note or indenture relating to any Indebtedness or the guarantees thereof or the mortgaging, pledging, creating, granting or otherwise placing a Lien on any material asset or group of assets of the Company or its Subsidiaries;

(vi) any lease or agreement pursuant to which the Company or its Subsidiaries is lessee of or holds or operates any property, real or personal, owned by any other party, except for any lease of real or personal property under which the aggregate annual rental payments do not exceed $100,000;

(vii) any lease or agreement pursuant to which the Company or its Subsidiaries is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company or any of its Subsidiaries;

(viii) any contract or group of related contracts with the same party or group of affiliated parties the performance of which involves consideration in the aggregate in excess of $150,000, other than purchase and sales contracts, orders incurred in the ordinary course of business, and contracts responsive to clause (ii) above or clause (xiv) below;

(ix) any contract or agreement (A) relating to the licensing or granting of any rights or covenants with respect to, any Intellectual Property (whether granted to or by the Company or any of its Subsidiaries, or to or by Seller or any of its other Affiliates with respect to the Business), other than (1) non-exclusive licenses granted to the Company or any of its Subsidiaries in the ordinary course of business for generally available commercial, unmodified, “off the shelf” software used solely for the Company’s or its applicable Subsidiary’s own internal use for an aggregate fee, royalty or other consideration for any such software or group of related software licenses of no more than $100,000 (“Software Licenses”), (2) licenses for Open Source Software, (3) incidental non-exclusive licenses of Intellectual Property granted in the ordinary course of business that are ancillary to the overall subject matter of the contract or agreement, the primary purpose of which is something other than the grant of rights under Intellectual Property (“Ancillary Licenses”), (B) related to the acquisition, divestiture, or development of Intellectual Property (other than employee invention assignment agreements, consulting agreements, or contractor agreements, in each case, executed on the Company’s or its applicable Subsidiary’s standard form of agreement, which agreements, together with the Software Licenses and Ancillary Licenses, shall be deemed to be Material Contracts) or (C) affecting the Company’s or any of its Subsidiaries’ ability to use, enforce, or disclose any Company Intellectual Property or otherwise arising out of any Intellectual Property-related dispute (which shall include concurrent use agreements, settlement agreements and consent to use agreements);

(x) any contract or agreement with a term of more than six months which is not terminable upon less than thirty (30) days’ notice without penalty and involves a consideration in excess of $250,000 annually;

(xi) any contract or agreement regarding any material indemnification provided to or by the Company or any of its Subsidiaries;

(xii) any contract or agreement containing any of the following provisions enforceable against the Company: (A) most favored customer pricing covenants; (B) non-competition with any Person in any business; (C) prohibitions on engagement in any business in any market or geographic area or during any time period; (D) non-solicitation of clients or customers; (E) non-solicitation and/or non-hire of any individual that does not include exceptions for general solicitations or advertisements (other than those entered into in the ordinary course of business); (F) grants of exclusive rights, rights of first refusal, rights of first negotiation, or similar rights to any Person; (G) scheduled price reductions, customer credits or similar concessions; (H) commitments to future development or modifications of any of the Company’s Software (other than pursuant to commitments performed in the ordinary course of business under service level agreements, maintenance and support agreements); (I) revenue-sharing or commission obligations; or (J) obligation to purchase all or substantially all of the Company’s requirements of a particular product or service from a supplier or vendor, or otherwise containing “take or pay” or minimum purchase provisions;

(xiii) any settlement, conciliation or similar agreement with any Governmental Authority or other Person containing obligations yet to be performed or completed by either or both parties;

(xiv) any contract or agreement with any Material Customer or Material Supplier (except statements of work or purchase orders entered into in the ordinary course of business);

(xv) any contract or agreement, expected to generate receipts in excess of $100,000 during the Company’s current fiscal year, with (A) any Governmental Authority, (B) any prime contractor of a Governmental Authority in its capacity as a prime contractor to any Governmental Authority or (C) any subcontractor at any tier with respect to any agreement or contract of a type described in clauses (A) or (B) above; or

(xvi) any other agreement which is material to the Company’s operations or business prospects or involves a consideration in excess of $250,000 annually.

The descriptions of all contracts, leases, agreements and instruments identified on Schedule 2.11(a) together with the disclosures on Schedule 2.11(b) identify all amendments, waivers and other modifications to such agreements.

(b) Each of the contracts, leases, agreements and instruments set forth or required to be set forth on Schedule 2.11(a) (each, a “Material Contract”) is valid, binding and enforceable in accordance with its terms, and shall be in full force and effect without penalty in accordance with its terms upon consummation of the Closing (unless such Material Contract has expired in accordance with its terms). Except as set forth on Schedule 2.11(b), (i) the Company and its Subsidiaries has performed all obligations required to be performed by it under each Material Contract and (with or without the lapse of time or the giving of notice, or both) is not in breach or default thereunder, (ii) no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Company or its Subsidiaries under any Material Contract, (iii) neither the Company nor any Subsidiary has any present expectation or intention of not fully performing all of its obligations under a Material Contract, (iv) no Material Contract is currently subject to or is expected to be subject to cancellation, termination or any other material modification by the other party thereto or is subject to any penalty, right of set-off or other charge by the other party thereto for late performance or delivery, and (v) neither the Company nor any of its Subsidiaries has Knowledge of any breach or anticipated breach by the other parties to any Material Contract. There are no renegotiations of, or attempts or requests to renegotiate or outstanding rights to renegotiate, any terms of any of the Material Contracts.

(c) The Company has made available to Buyer true, correct and complete copies of each of the written contracts, leases, agreements and instruments and an accurate description of each of the oral arrangements, contracts and agreements which are referred to on Schedule 2.11(a), together with all amendments, waivers or other changes thereto.

2.12 Intellectual Property.

(a) Schedule 2.12(a) contains a complete and accurate description and list of all (i) registered or applied for Company Intellectual Property (including patents and patent applications, registered copyrights and copyright applications, registered trademarks and trademark applications, domain names, and social media accounts), and (ii) material unregistered Trademarks and Software included in the Company Intellectual Property, in each case, together with, as applicable, the title, owner(s), jurisdiction, and date of filing and registration. Each item of Company Intellectual Property is subsisting, in full force and effect, valid and enforceable. The Company and its Subsidiaries exclusively own and possess, or as of the Closing, will exclusively own and possess, all right, title and interest in and to all Company Intellectual Property, in each case, free and clear of all Liens other than Permitted Liens. There are no judgments or proceedings pending, and in the past three (3) years, there have not been any Action threatened in writing, or otherwise threatened, contesting the validity, ownership or enforceability of any of the Company Intellectual Property.

(b) The Company and its Subsidiaries own or have pursuant to a valid written contract or agreement sufficient rights to (and at the Closing, will own or have pursuant to a valid written contract or agreement sufficient rights to) all Intellectual Property used in or necessary for the conduct of the Business (together with the Company Intellectual Property, the “Business Intellectual Property”), free and clear of all Liens other than Permitted Liens. The Contemplated Transactions will not have an adverse effect on the Company’s or any of its Subsidiaries’ right, title or interest in and to any of the Business Intellectual Property and all Business Intellectual Property shall be owned, or available for use from a third party, by the Company and its Subsidiaries on terms and conditions immediately after the Closing identical to those under which such Business Intellectual Property was owned or available for use by the Company, its Subsidiaries, or the Business immediately before the Closing. After giving effect to the Intellectual Property Assignment Agreement, there is no Intellectual Property owned by Seller or any of its Affiliates (other than the Company or its Subsidiaries) that is Business Intellectual Property.

(c) The Company, its Subsidiaries, and the Seller Group are using and have used their reasonable best efforts (and implemented and maintained commercially reasonable measures) to protect the confidentiality of the confidential or proprietary Business Data (which shall include all Trade Secrets included in the Company Intellectual Property or otherwise Processed in connection with the Business). Each Person who has participated in the authorship, conception, creation, reduction to practice, or development of any Intellectual Property for or in connection with the Business have entered into written contracts or agreements providing for (i) the confidentiality and non-disclosure by such Person of all such Business Data and (ii) the assignment by such employee or Person (by way of a present grant of assignment or otherwise by operation of law as work for hire) to the Company or one of its Subsidiaries of all right, title, and interest in and to such Intellectual Property, arising out of such Person’s employment by, engagement by, or contract with the Company or any of its Subsidiaries. No such material Business Data has been disclosed or authorized to be disclosed to any Person, other than in the ordinary course of business pursuant to a written, appropriate confidentiality and non-disclosure contract or agreement. No Person is in violation of any contract or agreement referenced in this Section 2.12(c).

(d) Except as set forth on Schedule 2.12(d), (i) there is not and have not been any Actions pending or, threatened in writing (or communications set or received) or to the Knowledge of the Seller, verbally, by or against the Company, any of its Subsidiaries, or the Seller Group with respect to Intellectual Property (including with respect to the validity, infringement, misappropriation, conflict with, use, ownership or enforceability of any Intellectual Property) including any demand or request to license any rights from a third party or any unsolicited offer to license a patent, and, there is no basis for any such Action, (iii) neither the Company, any of its Subsidiaries, the Seller Group, nor the conduct of the Business, has infringed, misappropriated, violated or conflicted with, or is infringing, misappropriating, or conflicting with, any Intellectual Property of any Person, and (iv), the Company Intellectual Property has not been infringed, misappropriated, violated or conflicted by any Person.

(e) No source code for Software included in the Company Intellectual Property (including Company Software) has been disclosed, licensed, released, escrowed, or made available to any Person and no Person has been granted any rights thereto or agreed to disclose, license, release, deliver, or otherwise grant any right thereto under any circumstance. No event has occurred, and no circumstance or condition exists that will, or would reasonably be expected to, result in a requirement that any such source code be disclosed, licensed, released, distributed, escrowed or made available to or for, or any other grant of any right be made with respect thereto, any Person. No source code for Software included in the Company Intellectual Property (including Company Software) uses, incorporates, or is integrated, bundled, or distributed with any Open Source Software or any derivative thereof in a manner that would under any circumstances (i) require the Company, its Subsidiaries, or the Seller Group to distribute (or condition any grant of rights on the distribution of) any source code for any Software included in the Company Intellectual Property (including Company Software) to any third party, (ii) require or create obligations for the Company, its Subsidiaries, or the Seller Group to grant, or purport to grant, or condition any grant of rights upon the granting, to any third party any rights or immunities under any Company Intellectual Property (including conditional licenses, patent non-asserts or patent licenses), or (iii) impose (or require or condition any grant of rights upon the imposition of) any present economic limitations on the Company’s, its Subsidiaries’, or the Seller Group’s commercial exploitation thereof. With respect to any Open Source Software that the Company, its Subsidiaries and the Seller Group uses, or has used, in any way in connection with any source code for Software included in the Company Intellectual Property (including Company Software), the Company, its Subsidiaries, and the Seller Group each comply and have complied, in all material respects, with all applicable licenses with respect thereto. None of Seller or any of its Affiliates (other than the Company and its Subsidiaries) have possession of any, and the Company and its Subsidiaries have sole possession of all, source code for Software included in the Company Intellectual Property (including Company Software).

2.13 Information Technology, Cybersecurity and Data Matters.

(a) Except as provided on Schedule 2.13(a), all Systems (i) are free from any Malicious Code, (ii) are fully functional and operate and run in a reasonable and efficient business manner, (iii) are sufficient for the current and currently contemplated needs of the Business, including as to capacity and ability to meet current peak volumes and anticipated volumes in a timely manner and (iv) conform in all material respects to the specifications and purposes thereof. There have been no Security Incidents in the past three (3) years. In the past three (3) years, each of the Company, its Subsidiaries and the Seller Group has taken commercially reasonable steps to safeguard the internal and external integrity and security of the Systems and any Business Data or Personal Information that such Systems Process. The Contemplated Transactions will not have an adverse effect on the Company’s or any of its Subsidiaries’ ownership or use from a third party of the Systems, and the Systems shall be owned, or available for use from a third party, by the Company and its Subsidiaries on terms and conditions immediately after the Closing identical to those under which such Systems were owned or available for use by the Company, its Subsidiaries and the Seller Group immediately before the Closing.

(b) Each of the Company, its Subsidiaries and the Seller Group has and maintains a plan for the continuance of its Systems in the event of any unplanned interruption in service or unavailability of the Systems used by it. In the past three (3) years, the Systems of the Company have remained fully operational at all times during Systems continuity and disaster recovery plan testing, which testing takes place no less frequently than once every twelve (12) months.

(c) Each of the Company, its Subsidiaries and the Seller Group is, and in the past three (3) years has been, in compliance with all applicable Data Laws and Requirements and has taken commercially reasonable measures to protect and maintain the privacy and security of all Personal Information Processed in connection with the Business. For the past three (3) years, all Personal Information Processed by the Company or any of its Subsidiaries, or on behalf of the Company, any of its Subsidiaries, the Seller Group, or otherwise in connection with the Business, has been Processed in accordance with applicable contracts and as required by applicable Data Laws and Requirements and has been used by the Company, its Subsidiaries and the Seller Group only for the purposes for which it was initially collected. In the past three (3) years none of the Company, any of its Subsidiaries nor the Seller Group has received written notice of any Action with respect to any Data Laws and Requirements or any Security Incident. In the past three (3) years, none of the Company, any of its Subsidiaries or the Seller Group has provided (or been required to provide under Data Laws and Requirements) any notices to any Person regarding Personal Information (including in connection with any Security Incident). The consummation of the Contemplated Transactions does not and will not violate or breach any of the Data Laws and Requirements. Except as set forth on the attached Schedule 2.13(c), (i) there is not and has not, in the past three (3) years, been any Actions pending or threatened in writing (or communications sent or received) or to the Knowledge of Seller, orally, by or against the Company, any of its Subsidiaries or the Seller Group with respect to any Data Laws and Requirements or Security Incident and there is no basis for any such Action.

2.14 Litigation. Except as set forth on Schedule 2.14, with respect to the Business, there are no (and, during the past three (3) years, there have not been any) Actions pending or, to Company’s Knowledge, threatened against or affecting the Company or any of its Subsidiaries (or to Company’s Knowledge, pending or threatened against any of the officers, managers, independent contractors, consultants, other individual service providers, or employees of the Company with respect to their activities for or on behalf of the Company), or pending or threatened by the Company or any of its Subsidiaries against any Person, at law or in equity, or before or by any Governmental Authority (including any Actions with respect to the Contemplated Transactions). None of the Company or any of its Subsidiaries, or any asset thereof, or any of their respective assets to the extent related to the Business, is subject to any grievance or arbitration proceeding under any Labor Agreements or otherwise or any governmental investigation, audit, or inquiry. The foregoing includes Actions pending or threatened involving the prior employment or engagement of any of the Company’s employees, independent contractors, consultants or other individual service providers, their use in connection with the Business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers or contracting entities. The Company and its Subsidiaries are not subject to any judgment, settlement, award, order, injunction or decree involving any Governmental Authority or other Person containing obligations yet to be performed or completed by the Company.

2.15 Compliance with Laws. Except as set forth on Schedule 2.15:

(a) The Company and its Subsidiaries are, and for the past three (3) years have been, in compliance in all material respects with all applicable Laws relating to the operation of the Business and the maintenance and operation of its properties and assets. In the past three (3) years, the Company has not received any written or to the Company’s Knowledge verbal notice, and no Actions have been initiated against, the Company or any of its Subsidiaries alleging or pertaining to a violation of any such Laws relating to the operation of the Business and the maintenance of its properties and assets.

(b) The Company, its Subsidiaries, and their respective employees and to the Company’s Knowledge, their contractors (including its professional interpreters) hold and are in material compliance with all material permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations of all non-U.S., federal, state and local Governmental Authorities required for the conduct of its business and the ownership of its properties, and Schedule 2.15(b) sets forth a list of all of such material permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations. No terminations, suspensions, adverse modifications, revocations, or cancellations of any of the foregoing is pending or, to the Knowledge of the Company, threatened. All of such permits, licenses, bonds, approvals, accreditations, certificates, registrations and authorizations are valid and in full force and effect and will be available for use by the Company and its Subsidiaries immediately after the Closing.

2.16 Certain Business Practices. Except as set forth on Schedule 2.16:

(a) None of the Company, any Subsidiary thereof, nor any of their respective directors, managers, or officers, or, to the Company’s Knowledge, any employees, agents or representatives thereof has in the past three (3) years offered, paid, promised to pay, or authorized the payment of any money or any other thing of value to any Person (i) with the intention of inducing improper conduct on the part of the recipient, (ii) acceptance of which would violate the policies of the recipient’s employer or cause the recipient to breach a duty owed to his or her employer, or (iii) to otherwise secure an undue or improper advantage for the Company or any Subsidiary, in the case of the foregoing clauses (i) – (iii), in violation of any Anti-Corruption Law.

(b) None of the Company, any Subsidiary thereof, nor, any of their respective directors, managers, officers, or, to the Company’s Knowledge, any employees agents or representatives thereof in the past three (3) years (i) has been or is a Sanctioned Person, (ii) has (acting for or on behalf of the Company or any Subsidiary) transacted business with or for the benefit of a Sanctioned Person or otherwise violated applicable Sanctions, or (iii) has committed a violation of any applicable Ex-Im Law.

(c) To the Company’s Knowledge, none of the Company nor any of its Subsidiaries has been, in the last three (3) years, the subject of any allegation, voluntary disclosure, government investigation, prosecution, or enforcement action related to any Anti-Corruption Laws, Sanctions Ex-Im Laws, or relevant Company policies, procedures, and internal controls related to the foregoing.

2.17 Environmental Matters. Except as set forth on Schedule 2.17:

(a) The Company is, and during the past three (3) years has been, in compliance in all material respects with all Environmental Laws and all permits, licenses, bonds, approvals, certificates, registrations, accreditations and other authorizations required thereunder.

(b) The Company has not received any notice or report, nor is the Company subject to any pending, or to the Company’s Knowledge, threatened Action, in each case regarding any actual or alleged material violation of, or any material Liabilities under, Environmental Laws.

(c) The Company (nor any other Person to the extent giving rise to Liability for the Company) has not treated, stored, disposed or arranged for disposal of, transported, handled, released or exposed any Person to, or owned or operated any property or facility contaminated by, any Hazardous Material, in each case so as to give rise to any material Liabilities for the Company pursuant to any Environmental Laws.

(d) Seller and the Company have provided to Buyer all material environmental assessments, audits and reports regarding the Company’s facilities and operations in their possession.

2.18 Employees.

(a) Schedule 2.18(a) correctly sets forth (redacted where required by applicable Law) the (i) name or employee ID, (ii) job title, (iii) work location, (iv) start date, (v) annual salary or hourly wage (as applicable), (vi) overtime exemption status (for United States based employees), (vii) full-time or part-time status, (viii) visa status (including type and sponsoring entity), and (ix) accrued but unused vacation and sick time of all current Company Employees as of the date hereof, and for each such Company Employee who is absent from active employment as of the date of this Agreement (including as a result of leave of absence or disability), the anticipated date of return to active employment. No employees of Seller or its Affiliates, other than the Company Employees, have devoted more than half (1/2) of their respective working time to the business of the Company during the prior twelve (12) months (or such shorter period as they have worked for Seller or its Affiliates) or are otherwise key to the business of the Company or its Subsidiaries. Except as set forth on Schedule 2.18(a), each current Company Employee as of the date hereof has job duties that are primarily or exclusively dedicated to the business of the Company. Except as contemplated by the Transition Services Agreement, the Company Employees are sufficient in number and skill to operate the Business in substantially the same manner as conducted by Seller and its Affiliates (including the Company) prior to the Closing.

(b) Except as set forth on Schedule 2.18(b), (i) neither the Company nor Seller has Knowledge that any executive of the Company or key Company Employee or any group of Company Employees has any plans to terminate employment with the Company; (ii) the Company and Seller and its Affiliates, with respect to the Business, have complied for the past three (3) years in all material respects and are in compliance in all material respects with all Laws relating to labor, employment, personnel, and employment practices (including provisions thereof relating to employment or labor standards, terms and conditions of employment, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), overtime, equal opportunity, independent contractors, contingent workers, collective bargaining, labor relations, industrial relations, unions, affirmative action, harassment, sexual harassment, discrimination, retaliation, plant closures and layoffs (including the WARN Act), workers’ compensation, workplace safety, occupational health and safety, pay equity, pay transparency, restrictive covenants, disability rights or benefits, employee leave issues, employee trainings and notices, employment or unemployment insurance, immigration (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas) and the withholding and payment of social security and other Taxes) and are not liable for any material assessments, penalties or other sums for failing to comply with any such Laws; and (iii) there is no, and during the past three (3) years has been no, Action pending, outstanding, or to the Knowledge of the Company, threatened, nor is there any order, injunction, ruling, writ, decree, decision, settlement, award, direction or conviction currently registered or outstanding against or in respect of the Company or its Subsidiaries or Seller and its Affiliates, with respect to the business of the Company, under or in respect of or in connection with any Laws relating to labor, employment, personnel, or employment practices.

(c) Neither the Company or its Subsidiaries nor Seller or its Affiliates is party to, or bound by, any Labor Agreement, and no Company Employees are represented by any labor union, works council, or other labor organization or employee representative or group of employees with respect to their employment. To the Company’s Knowledge, no organizing or decertification activities are underway, threatened, or have occurred within the past three (3) years and no other question concerning representation exists. The Company has not made any commitments to, entered into any collective bargaining agreements or other labor contracts with, or conducted negotiations with any labor union, labor organization or association, or employee representative or group of employees with respect to any employees of the Company or any Company Employees within the past three (3) years. No strike, picketing, handbilling, work stoppage or slowdown, lockout, unfair labor practice charge or other material labor dispute, grievance, arbitration, or disruption involving or affecting the Company is underway or, to the Company’s Knowledge, threatened, and no such dispute or disruption has occurred within the past three (3) years.

(d) To the Company’s Knowledge, no Company Employee or individual, independent contractor or consultant of the Company or Seller or its Affiliates, with respect to the business of the Company, is in violation of any noncompete, nonsolicitation, nondisclosure, confidentiality, restrictive covenant, employment, consulting or similar agreement or fiduciary duty or common law nondisclosure obligation owed to (i) the Company or Seller or its Affiliates, or (ii) any third party with respect to such person’s right to be employed or engaged by the Company or Seller and its Affiliates.

(e) Schedule 2.18(c) sets forth the bonuses paid to the Company’s officers and employees in respect of the fiscal year ended December 31, 2022, and the maximum bonus which may be earned by such officers and employees in respect of the fiscal year ending December 31, 2023.

(f) Except as set forth on Schedule 2.18(f): (i) the Company is, and for the past three (3) years has been, in material compliance with Laws respecting the proper classification and treatment of all individuals providing services to the Company or its Subsidiaries or Seller and its Affiliates, with respect to the Business, as independent contractors or other non-employee service providers; and (ii) except as would not result in any material Losses for the Company, the

Company, its Subsidiaries and Seller and its Affiliates, with respect to the Business, have paid all wages, salaries, bonuses, commissions, wage premiums, fees, expense reimbursement, severance and termination payments and other compensation that has come due and payable to all current and former employees, consultants, independent contractors, and other individual service providers pursuant to any Law, contract or policy. With respect to this transaction, any labor or employment related notice, information, consultation or bargaining obligation owed to any labor union, works council, or other labor organization or employee representative or employee under any Law or contract has been fully and timely satisfied. Within the ninety (90) days prior to Closing, neither the Company nor Seller and its Affiliates, with respect to the Business, have implemented any plant closing or layoff of employees that could implicate the WARN Act, nor are any such actions currently contemplated, planned or announced.

(g) In the past three (3) years, the Company, its Subsidiaries, and Seller and its Affiliates, with respect to the Business, have reasonably investigated all sexual harassment, or other harassment, discrimination or retaliation allegations of which any of them was aware. With respect to each such allegation (except those the Company or Seller and its Affiliates reasonably deemed to not have merit), the Company or Seller or its respective Affiliate has taken reasonable corrective action. To the Company’s Knowledge, no such allegations are expected to result in material liability.

2.19 Employee Benefit Plans.

(a) Schedule 2.19(a) sets forth a complete and correct list of each material Plan, other than employee offer letters that do not materially deviate from the form of letter provided for review or employment agreements for non-U.S. based employees that do not contain any contractual notice above 90 days or severance provisions, and separately designates each Plan sponsored by the Company (such Plan, a “Company Plan”) excluding each of (i) any “at will” employment offer letters and employment agreements that do not include severance, retention, change in control, acceleration, or notice of termination provisions and that do not materially deviate from the representative forms of such offer letters and employment agreements made available to Buyer, (ii) individual forms of equity award grant notice and agreements that do not materially deviate from the representative forms made available to Buyer and (iii) any individual consulting or independent contractor agreement which is terminable upon 30 days’ notice or less without payment of any penalty or termination fee. No Company Plan covers employees of Seller or any of its Affiliates (other than the Company Employees and other service providers of the Company). For purposes of this Agreement, a “Plan” is each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), each employment, transaction, retention, change of control, termination, severance, separation, individual consulting, individual independent contractor, retirement, welfare, accident, disability, fringe benefit, vacation or paid time off, bonus, commission, incentive, stock option, stock purchase, restricted stock unit, stock appreciation, phantom equity or other equity or equity-based compensation, deferred compensation and each other benefit or compensation plan, program, policy, agreement or arrangement in each case that is either (i) maintained, sponsored, or contributed (or required to be contributed) to by the Company, to which the Company is a party, or, under or with respect to which the Company has any Liability, or (ii) maintained, sponsored, or contributed (or required to be contributed) to by the Seller or any of its Affiliates for the benefit of Company Employees or other individual service providers of the Company.

(b) The Company does not have any Liability under any Plan or otherwise to provide post-employment, post-ownership or post-service medical, health, life insurance or other welfare-type benefits to current or future retired or terminated employees or to any other Person (except for continued benefit coverage required to be provided under COBRA or similar state law for which the covered Person pays the full cost of coverage). Neither the Company nor any ERISA Affiliate has incurred (whether or not assessed) or is reasonably expected to incur or be subject to any Tax or other penalty under Sections 4980B, 4980D, 4980H, 6721 or 6722 of the Code.

(c) No Plan is, and neither the Company nor any Person that, together with the Company, at any relevant time would be treated as a single employer under Section 414 of the Code (each, an “ERISA Affiliate”) maintains, sponsors, contributes (or is required to contribute) to, or has any Liability under or with respect to, any: (i) “defined benefit plan” (as defined in Section 3(35) of ERISA, whether or not subject to ERISA) or any other plan that is or was subject to Title IV or Section 302 of ERISA or Section 412 or 430 of the Code; (ii) “multiemployer plan” (as defined in Section 3(37) of ERISA); (iii) multiple employer welfare arrangement (as defined in Section 3(40) of ERISA); or (iv) multiple employer plan as described in Section 413(c) of the Code. The Company has no Liability on account of at any time being considered a single employer with any other Person under Section 414 of the Code.

(d) With respect to the Plans, all payments, premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the Closing shall have been made or properly accrued on the Latest Balance Sheet. None of the Plans has any unfunded Liabilities which are not reflected on the Latest Balance Sheet. Without limiting the generality of the other provisions of this Section 2.19, with respect to each Plan that is subject to the Laws of a jurisdiction other than the United States (whether or not United States law also applies) (a “Non-U.S. Plan”): (i) each Non-U.S. Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities, and (ii) no Non-U.S. Plan is a “defined benefit plan” (as defined in ERISA, whether or not subject to ERISA).

(e) The Plans and all related trusts, insurance contracts and funds have been established, maintained, funded and administered in compliance in all material respects with their terms and with the applicable provisions of ERISA, the Code, and the requirements of other applicable Laws. There has been no non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) or breach of fiduciary duty (as determined under ERISA) with respect to any Plan. There are no Actions (other than routine claims for benefits) pending or threatened with respect to any Plan, nor is there any basis for or any fact or circumstance that could reasonably be expected to give rise to any such Action.

(f) Each Plan intended to be qualified under Section 401(a) of the Code is so qualified, has received a current favorable determination or opinion letter from the Internal Revenue Service, and there are no circumstances that could adversely affect the qualified status of any such Plan.

(g) With respect to each Plan listed on Schedule 2.19(a), the Company has provided Buyer with true and complete copies of, as applicable: (i) the plan document (and all amendments thereto) or a written description of the terms of any unwritten Plan; (ii) all related trust agreements, insurance policies and contracts, and other funding arrangements; (iii) the most recent Internal Revenue Service determination or opinion letter; (iv) the most recently filed IRS Form 5500 (with all schedules and attachments thereto); (v) the most recent summary plan description (and all summaries of material modification thereto); (vi) the nondiscrimination testing results for the most recently completed plan year; and (vii) any non-routine correspondence within the preceding three (3) years to or from a Governmental Authority with respect to such Plan.

(h) Except as set forth on Schedule 2.19(h), neither the execution or delivery of this Agreement nor the consummation of the Contemplated Transactions, either alone or in combination with another event, could (i) increase the amount or value of, any compensation or benefits (whether in cash, property, the vesting of property or otherwise) to any current or former Company Employee, (ii) result in or cause any acceleration of the time of payment or vesting of any compensation or benefits (including funding of compensation or benefits through a trust or otherwise) to any current or former Company Employee, (iii) result in any severance, termination or similar types of payments or benefits to any current or former Company Employee, (iv) result in any forgiveness of indebtedness of any current or former Company Employee, (v) limit or restrict the ability of the Company or its Subsidiaries to merge, amend or terminate any Company Plan, or (vi) result in any “parachute payment” (as such term is defined in Section 280G of the Code) to any current or former Company Employee.

(i) Each Plan that constitutes in any part a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) has been established, operated and maintained at all times in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder and no amount under any such Plan has been or could reasonably be expected to be, subject to the interest or additional Tax under Section 409A of the Code.

2.20 Insurance. Schedule 2.20 contains a true and complete list of all material insurance policies held by the Company and its Subsidiaries (the “Insurance Policies”) as of the date of this Agreement, indicating in each case the type of coverage, the insurer, the expiration date of each policy, the amount of coverage and the policy number. The Company has made available to Buyer true and complete copies of all such Insurance Policies. Each Insurance Policy is in full force and effect and shall remain in full force and effect in accordance with its terms following the Closing. The Company and its Subsidiaries are current with all premiums or other payments due under the Insurance Policies and have otherwise complied in all respects with all of their obligations under each Insurance Policy. The Company and its Subsidiaries have given timely notice to its insurers of all material claims currently pending that are insured under the Insurance Policies, and, to the Company’s Knowledge, insurance coverage of such currently pending claims has not been denied by any insurer.

2.21 Tax Matters. Except as set forth on Schedule 2.21:

(a) The Company and its Subsidiaries have duly and timely filed, or caused to be duly and timely filed, all material Tax Returns required to be filed by it on or before the Closing Date. Each such Tax Return has been prepared in compliance with all applicable Laws, and all such Tax Returns are true, correct and complete in all material respects. All material Taxes due and payable by the Company and its Subsidiaries have been timely paid in full (whether or not shown or required to be shown on any Tax Return). The unpaid material Taxes of the Company of its Subsidiaries did not, as of the date of the Latest Balance Sheet, exceed the Tax Liability accrued on the Latest Balance Sheet and will not exceed such accrual as adjusted for the passage of time through the Closing Date in accordance with past custom and practice of the Company and its Subsidiaries in filing its Tax Returns.

(b) The Company and its Subsidiaries have deducted, withheld and timely paid to the appropriate Governmental Authority all material Taxes required by Law to be deducted, withheld or paid by it in connection with amounts paid or owing to, or allocated to, any employee, independent contractor, creditor, owner, equityholder, member or other third party, and the Company or its Subsidiaries have timely and accurately complied with all reporting and record keeping requirements related thereto, including filing of Forms W–2 and 1099s (or other applicable forms).

(c) There are no Liens for Taxes (other than Permitted Liens) upon any of the Company Interests or the assets of the Company or its Subsidiaries. No Governmental Authority has threatened in writing that it is in the process of imposing any Lien for Taxes on the Company Interests or assets of the Company or its Subsidiaries.

(d) Neither the Company nor its Subsidiaries have waived any statute of limitations with respect to any Taxes, agreed to any extension of time for filing any Tax Return that has not been filed, or consented to extend the period in which any Tax may be assessed or collected by any Tax authority and no such request to waive or extend is outstanding. The Company and its Subsidiaries do not have any currently effective agreement or waiver that would have the effect of extending any applicable statute of limitations in respect of any of its Tax Liabilities.

(e) No deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Tax has been proposed, asserted or assessed by any taxing authority against the Company or its Subsidiaries. No issue has been raised by any Governmental Authority in connection with an audit or examination of any Tax Return which, if raised with regard to any other Tax Return not so audited or examined, would reasonably be expected to result in a proposed deficiency with respect to the period covered by such other Tax Return.

(f) The Company and its Subsidiaries are not subject to any current, pending or, to the Company’s Knowledge, proposed or threatened Tax audit or examination, Tax claim or Tax proceeding. The Company and its Subsidiaries have not received from any federal, state, local, or non-U.S. taxing authority (including jurisdictions where the Company and its Subsidiaries have not filed Tax Returns) (i) any written notice indicating an intent to open an audit or other review, (ii) any request for information related to Tax matters, or (iii) any notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any taxing authority against any such entity.

(g) No claim has ever been made by a Governmental Authority in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns that the Company or its Subsidiaries are or may be subject to taxation by that jurisdiction.

(h) The Company and its Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date, (ii) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (iii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law) executed on or prior to the Closing Date, (iv) installment sale or open transaction disposition made on or prior to the Closing Date, or (v) prepaid amount received or deferred revenue accrued on or prior to the Closing Date.

(i) The Company and its Subsidiaries have not adopted as a method of accounting, or otherwise accounted for any material advance payment or prepaid amount under, (A) the “deferral method” of accounting described in Rev. Proc. 2004-34, 2004-22 IRB 991 (or any similar method under state, local or non-U.S. Law) or (B) the method described in Treasury Regulation Section 1.451-5(b)(1)(ii) (or any similar method under state, local or non-U.S. Law).

(j) None of the Company or its Subsidiaries has been a member of an Affiliated Group filing a consolidated Tax Return or of any affiliated, consolidated, combined, or unitary group, as defined under applicable state, local or non-U.S. Law, nor does the Company or its Subsidiaries have any Liability for the Taxes of any Person (other than the Company) under Treasury Regulation Section 1.1502-6 (or any similar provision of Law), as a transferee or successor, by contract, or otherwise.

(k) The Company and its Subsidiaries are not a party to any agreement, contract, arrangement or plan that has resulted or could result, separately or in the aggregate, in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding provision of state, local or non-U.S. Law).

(l) The Company and its Subsidiaries are not partners or members of any partnership, limited liability company treated as a partnership for federal income tax purposes or joint venture, or any other entity classified as a partnership for federal income tax purposes.

(m) The Company and its Subsidiaries are not, nor have they been a party to any “reportable transaction,” as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2).

(n) The Company and its Subsidiaries are not subject to Tax in any jurisdiction outside the United States by virtue of (i) having a permanent establishment or other place of business or (ii) having a source of income in that jurisdiction.

(o) The Company and its Subsidiaries have properly collected and remitted all material sales and similar taxes with respect to sales made to its customers or has properly received and retained any appropriate tax exemption certificates and other documentation for all sales made without charging or remitting sales or similar taxes that qualify such sales as exempt from sales and similar taxes.

(p) The Company and its Subsidiaries maintain no obligations to indemnify, gross-up or reimburse any individual for any Taxes or related interest or penalties incurred by such individual, including under Sections 409A or 4999 of the Code.

(q) The Company and each of its Subsidiaries is and at all times since the acquisition of the Company by Seller has been a disregarded entity for U.S. federal and applicable state and local income Tax purposes, and no election has been made (or is pending) for the Company or any of its Subsidiaries to be classified as an association taxable as a corporation.

2.22 Brokerage and Transaction Bonuses. Except as set forth on Schedule 2.22, there are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the Contemplated Transactions based on any arrangement or agreement binding upon Seller, the Company or any of their Affiliates. Except as set forth on Schedule 2.22 or as expressly contemplated by this Agreement, there are no transaction, change in control or special bonuses, severance or other similar compensation (discretionary or otherwise) payable to any employee of the Company or its Subsidiaries in connection with or arising out of the Contemplated Transactions.

2.23 Affiliate Transactions. Except as set forth on Schedule 2.23, no officer, equityholder, employee, manager or Affiliate of the Company, the Company’s Subsidiaries or, to the Company’s Knowledge, any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with or is indebted to or is owed amounts from the Company or any of its Subsidiaries or any of the Company’s or any of its Subsidiaries’ material customers or suppliers or has any interest in any assets or property related to, developed for, used in, necessary for, or otherwise material to the Business (including any Intellectual Property). Schedule 2.23 contains a description of all intercompany services provided to or on behalf of the Company or any of its Subsidiaries by Seller or any of its Affiliates (other than the Company and its Subsidiaries) and the costs associated therewith. Except as set forth and described on Schedule 2.23, none of the assets, tangible or intangible, or properties (including any Intellectual Property or Systems) that are related to, developed for, used in, necessary for, or otherwise material to the Business are owned by any Seller or their Affiliates (other than the Company and its Subsidiaries) or, to the Company’s Knowledge, any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person owns any beneficial interest.

2.24 Customers and Suppliers. Schedule 2.24 sets forth (a) a list of the Company’s top twenty (20) customers (on a consolidated basis) (by gross revenues generated from sales and services provided to such customers) (collectively, the “Material Customers”) and (b) a list of the Company’s top ten (10) suppliers (on a consolidated basis) (by aggregate cost of products and/or services purchased from such suppliers) (collectively, the “Material Suppliers”), for the fiscal year ended December 31, 2022 and for the nine (9)-month period ended September 30, 2023. The Company or its Subsidiaries has not received any written notice from any such customer to the effect that, and neither the Company, its Subsidiaries nor Seller has any Knowledge that, any such customer will stop, decrease the rate of, or change the terms (whether related to payment, price or otherwise) with respect to, buying products and/or services from the Company or its Subsidiaries (whether as a result of the consummation of the Contemplated Transactions or otherwise). The

Company or its Subsidiaries has not received any written notice from any such supplier to the effect that, and neither the Company, its Subsidiaries nor Seller has any Knowledge that, any such supplier will stop, decrease the rate of, or change the terms (whether related to payment, price or otherwise) with respect to, supplying materials, products or services to the Company or its Subsidiaries (whether as a result of the consummation of the Contemplated Transactions or otherwise). There are no suppliers of products or services to the Company or its Subsidiaries that are material to the Business with respect to which practical alternative sources of supply are not generally available on comparable terms and conditions in the marketplace.

2.25 Bank Accounts; Names and Locations. Schedule 2.25 lists all of the Company’s and its Subsidiaries’ bank accounts (designating each authorized signatory and the level of each signatory’s authorization). Except as set forth on Schedule 2.25, during the five-year period prior to the execution and delivery of this Agreement, neither the Company nor any of its predecessors has used any other name or names under which it has invoiced account debtors, maintained records concerning its assets or otherwise conducted business.

2.26 Healthcare Regulatory Matters.

(a) The Company is, and for the past three (3) years has been, in compliance in all material respects with all Healthcare Laws. No Action alleging a violation of, or liability or potential responsibility under, or any citation for material noncompliance with, Healthcare Laws has been initiated or filed against the Company or any of its Subsidiaries at any time during the past three (3) years, nor has the Company or any of its Subsidiaries received any written or, to the Company’s Knowledge, verbal notice or communication from any Governmental Authority alleging any violation or noncompliance in any material respect or material liability of, the Company or any of its Subsidiaries under any applicable Healthcare Law. There is no Action pending or, to the Knowledge of the Company, threatened, with respect to the termination or suspension of the participation by the Company or its Subsidiaries in any Governmental Health Program.

(b) Neither the Company, its Subsidiaries, nor any of their current respective directors, officers, managers, managing employees (as such term is defined in 42 U.S.C. § 1320a-5(b)) employees or, to the Knowledge of the Company, independent contractors is or has been in the past three (3) years: (i) debarred, excluded, or suspended from participating in any Governmental Health Program; (ii) subject to a civil monetary penalty assessed under Section 1128A of the Social Security Act in connection with any material violation of any Governmental Health Program requirement; (iii) listed on the General Services Administration published list of parties excluded from federal procurement programs and non-procurement programs; or (iv) convicted of or entered a plea of guilty or nolo contendere to any criminal or civil offense relating to the delivery of any item or service under a Governmental Health Program. To the Knowledge of the Company, neither the Company, its Subsidiaries, nor any of their current respective directors, officers, mangers, managing employees (as such term is defined in 42 U.S.C. § 1320a-5(b)), employees or independent contractors are named in a U.S. Attorney complaint made or any other action taken pursuant to the False Claims Act or any qui tam action.

(c) The Company and its Subsidiaries are, and for the past three (3) years have been, in compliance in all material respects with HIPAA. The Company and its Subsidiaries have implemented reasonable physical, technical and administrative safeguards to protect “protected health information” or “PHI” (as defined under HIPAA), including (i) conducting an enterprise-wide HIPAA security risk analysis and implementing appropriate corrective action to address any material vulnerabilities identified as a result of any security risk analysis required by HIPAA; (ii) implementing a HIPAA compliance program that consists of written policies and procedures; (iii) training its “workforce” (as defined by HIPAA) with respect to the Company’s obligations under HIPAA; and (iv) entering into contracts satisfying, in all material respects, the requirements of 45 C.F.R. § 164.504(e) with each “covered entity” and “subcontractor” (as defined by HIPAA) when required by HIPAA. To the Company’s Knowledge, neither the Company nor its Subsidiaries has in the past three (3) years (1) experienced a “breach” of “unsecured PHI” (as defined by HIPAA); nor (2) received written notice, or, to the Company’s Knowledge, verbal complaints, or audit requests from any Governmental Authority or other Person regarding uses or disclosures of PHI or its alleged failure to comply with HIPAA or any other Healthcare Law applicable to PHI. The Company and its Subsidiaries have, in the past three (3) years (x) obtained written permission prior to engaging in the de-identification of client PHI provide data aggregation services; (y) de-identified all PHI in accordance with HIPAA regulations; and (z) not sold, licensed, or otherwise commercialized any PHI.

(d) For the past three (3) years, the Company and its Subsidiaries have established and maintained a compliance program reasonably designed to promote compliance with Healthcare Laws and ethical standards.

(e) The Company and its Subsidiaries do not employ, contract with, or otherwise engage any healthcare professionals to provide services on behalf of the Company or its Subsidiaries.

2.27 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any of its Subsidiaries.

2.28 Sufficiency of Assets. Upon (a) the purchase and acquisition of the Company Interests in accordance with this Agreement and (b) the receipt by Buyer of the services and other rights to be provided by Seller and its Affiliates to Buyer under the Transition Services Agreement, Buyer shall own or have the right to use, directly or indirectly, immediately following the Closing, the assets, properties, rights and services necessary and sufficient to (i) operate the Business immediately following the Closing in all material respects as the Business is current conducted and has been conducted for the past twelve (12) months and (ii) perform Buyer’s obligations as of immediately following the Closing under the Transition Services Agreement. No controlled Affiliate of Seller other than the Company and the Company’s Subsidiaries participates in the operation of the Business.

2.29 No other Representations or Warranties of the Company. Except as expressly set forth in this Article II and Article III, any certificate entered into in connection with this Agreement or any other Transaction Agreement, none of the Company, its Affiliates or any of their respective Representatives or any other person makes or have made any other representation or warranty, express or implied, at law or in equity, in respect of Company or the Contemplated Transactions, including with respect to (a) any other information made available (orally or in writing) to Buyer or its Affiliates or (b) any other matter, as the case may be. Any such other representation or warranty is hereby expressly disclaimed by the Company and Seller.

ARTICLE III

REPRESENTATIONS AND WARRANTIES CONCERNING SELLER

As a material inducement to Buyer to enter into this Agreement and consummate the Contemplated Transactions, Seller hereby represents and warrants to Buyer as follows in this Article III as of the date of this Agreement and as of the Closing Date:

3.1 Authorization; Board Approval; Requisite Stockholder Approval.

(a) Authorization. Seller possesses all requisite power and authority necessary to carry out the Contemplated Transactions, subject only to the Requisite Stockholder Approval. Seller’s execution, delivery and performance of this Agreement and all other Transaction Agreements to which Seller is a party have been duly authorized by Seller, subject only to the Requisite Stockholder Approval. This Agreement and all other Transaction Agreements to which Seller is a party or by which Seller is bound, when executed and delivered by Seller in accordance with the terms hereof, shall each constitute a valid and binding obligation of Seller, enforceable in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception. The assignments, endorsements, unit powers and other instruments of transfer delivered by Seller to Buyer at the Closing are sufficient to transfer Seller’s entire interest, legal and beneficial, in the Company Interests owned by Seller. Seller has full power and authority to convey good and marketable title to all of the Company Interests owned by Seller, and upon transfer to Buyer of the Company Interests, Buyer will receive good and marketable title to the Company Interests, free and clear of all Liens (other than restrictions under applicable securities Laws). Neither Seller nor the Company will require the approval of any court or any other Governmental Authority to consummate the Contemplated Transactions.

(b) Board Approval. The Seller Board has: (i) unanimously resolved that the entry by Seller into this Agreement and the consummation of the Contemplated Transactions are expedient and in the best interests of Seller and its stockholders, and declared it advisable and in Seller’s best interests to enter into this Agreement and perform its obligations hereunder, (ii) unanimously approved (A) the execution and adoption of this Agreement and the other Transaction Agreements and the consummation of the Contemplated Transactions and (B) the performance by Seller of its covenants and other obligations hereunder on the terms and subject to the conditions set forth in this Agreement, subject to the Requisite Stockholder Approval, and (iii) unanimously resolved to provide the Seller Board Recommendation, subject to the provisions of Section 5.8.

(c) Requisite Stockholder Approval. Except for the affirmative vote in favor of the Contemplated Transactions by the holders of a majority of the issued and outstanding shares of common stock of Seller entitled to vote thereon, voting together as a single class in person or by proxy at the Seller Stockholder Meeting (the “Requisite Stockholder Approval”), no other corporate proceedings on the part of Seller or its Subsidiaries are necessary to approve or adopt this Agreement under applicable Law and to consummate the Contemplated Transactions in accordance with the terms hereof.

3.2 Title to Company Interests. Seller owns of record and beneficially the Company Interests, and Seller has good and marketable title to such Company Interests, free and clear of all Liens (other than restrictions under applicable securities Laws and Permitted Liens). Seller is not a party to (a) any option, warrant, purchase right or other contract or commitment (other than this Agreement) that could require Seller to sell, transfer or otherwise dispose of any Equity Interests of the Company or (b) except for the governing documents of the Company listed on Schedule 2.4(a) and this Agreement, any voting trust, proxy, or other agreement or understanding with respect to the voting of any Equity Interests of the Company. At the Closing, Seller shall sell, transfer and convey the Company Interests to Buyer free and clear of all Liens (other than restrictions under applicable securities Laws). Seller does not own any other equity interests of the Company, securities, instruments or rights convertible into equity interests of the Company or options, warrants or other rights to acquire equity interests of the Company.

3.3 Noncontravention. The execution and delivery by Seller of this Agreement and all of the other Transaction Agreements to which Seller is a party and the fulfillment of and compliance with the respective terms hereof and thereof by Seller do not and shall not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under (whether with or without the passage of time, the giving of notice or both), (c) result in the creation of any Lien upon the Company Interests pursuant to, (d) give any third party the right to modify, terminate or accelerate any obligation under, (e) result in a violation of, or (f) except for compliance with the HSR Act, require any authorization, consent, approval, exemption or other action of or by or notice or declaration to, or filing with, any third party (assuming receipt of the Requisite Stockholder Approval) or any Governmental Authority (other than the SEC in connection with Requisite Stockholder Approval) pursuant to (i) Seller’s charter documents, bylaws or other constituent documents (including trust instruments), if applicable, (ii) any Law to which Seller is subject, or (iii) any material agreement, instrument, license, permit, order, judgment or decree to which Seller is subject. Seller is not a party to or bound by any written or oral agreement or understanding with respect to an Acquisition Transaction other than this Agreement and all other Transaction Agreements, and Seller has terminated all discussions with third parties (other than with Buyer and its Affiliates) regarding any Acquisition Transaction.

3.4 Litigation. There are no Actions pending or, to Seller’s Knowledge, threatened against or affecting Seller, at law or in equity, which would adversely affect Seller’s performance under this Agreement or the consummation of the Contemplated Transactions.

3.5 Financial Statements.

(a) Attached hereto as Schedule 3.5 are the following financial statements:

(i) the audited combined balance sheet of Seller and its Subsidiaries (including the Company) as of December 31, 2022 and December 31, 2021, and the related statements of income and cash flows (or the equivalent) for the fiscal years then ended; and

(ii) the unaudited combined balance sheet of Seller and its Subsidiaries (including the Company) as of September 30, 2023 (the “Seller Latest Balance Sheet”), and the related statements of income and cash flows (or the equivalent) for the nine (9)-month period then ended.

(b) The foregoing financial statements (including in all cases the notes thereto, if any) fairly present the financial condition of Seller and its Subsidiaries as of the respective dates thereof and the operating results of Seller and its Subsidiaries for the periods covered thereby and have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, subject, in the case of the Seller Latest Balance Sheet, to the absence of footnote disclosures and changes resulting from normal year-end adjustments for recurring accruals (none of which footnote disclosures or changes would, alone or in the aggregate, be materially adverse to the business, operations, assets, Liabilities, financial condition, operating results, value, cash flow or net worth of Seller and its Subsidiaries taken as a whole). The reserves reflected in the financial statements referenced above are adequate, appropriate and reasonable and have been calculated in a consistent manner.

3.6 Absence of Undisclosed Liabilities. Except as set forth on Schedule 3.6, Seller and its Subsidiaries do not have any Liabilities other than (a) Liabilities specifically reflected and adequately reserved on the Seller Latest Balance Sheet, (b) Liabilities which have arisen after the date of the Seller Latest Balance Sheet in the ordinary course of business (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, violation of Law or an Action), and (c) obligations under contracts and commitments described on Schedule 2.11(a) or under contracts and commitments entered into in the ordinary course of business which are not required to be disclosed on Schedule 2.11(a) (but not Liabilities for any breach of any such contract or commitment).

3.7 Solvency.

(a) Seller is not entering into this Agreement or the Contemplated Transactions with the intent to hinder, delay or defraud either present or future creditors.

(b) After giving effect to the Contemplated Transactions, at and immediately after the Closing, (i) Seller will be solvent (in that both the fair value of its assets will not be less than the sum of its debts and that the present fair saleable value of its assets will not be less than the amount required to pay its probable liability on its existing debts as they mature or become due in the ordinary course of business), (ii) Seller will have adequate capital and liquidity with which to engage in its businesses and (iii) Seller will not have incurred and does not plan to incur debts beyond its ability to pay as they mature or become due in the ordinary course of business.

3.8 No Seller Insolvency Event. (a) Seller has not (i) voluntarily commenced any case, proceeding or action or filed any petition seeking relief under Title 11 of the United States Code, Sections 101 et. seq. or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar law (collectively, a “Bankruptcy Event”), (ii) consented to the institution of, or failed to contravene in a timely and appropriate manner, any such Bankruptcy Event or the filing of any such petition, (iii) applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator or similar official for Seller or any Subsidiary, as applicable, or for a substantial part of its property or assets, (iv) filed an answer admitting the material allegations of a petition filed against it in any Bankruptcy Event, (v) made a general assignment for the benefit of creditors or (vi) taken any action or entered into any agreement for the purpose of effecting any of the foregoing; (b) there has not been commenced against Seller any case, proceeding, action or petition that would constitute a Bankruptcy Event or any other action of a nature referred to in the foregoing clause (a) above; (c) there has not been commenced against Seller any case, proceeding, action or petition seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets; and (d) Seller has not taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above (collectively, a “Seller Insolvency Event”).

3.9 No other Representations or Warranties of Seller. Except as expressly set forth in Article II and this Article III, any certificate entered into in connection with this Agreement or any other Transaction Agreement, none of Seller, its Affiliates or any of their respective Representatives or any other person makes or have made any other representation or warranty, express or implied, at law or in equity, in respect of Seller, the Company, the Company’s Subsidiaries or the Contemplated Transactions, including with respect to (a) any other information made available (orally or in writing) to Buyer or its Affiliates or (b) any other matter, as the case may be. Any such other representation or warranty is hereby expressly disclaimed by Seller and the Company.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES CONCERNING BUYER

As a material inducement to Seller and the Company to enter into this Agreement and consummate the Contemplated Transactions, Buyer hereby represents and warrants to Seller and the Company as follows as of the date of this Agreement and as of the Closing Date:

4.1 Organization. Buyer is a limited liability company validly existing and in good standing under the Laws of the State of Delaware. Buyer has all requisite power and authority to execute and deliver this Agreement and the other Transaction Agreements to which Buyer is a party, and to perform its respective obligations hereunder and thereunder.

4.2 Authorization. The execution, delivery and performance by Buyer of this Agreement and all of the other Transaction Agreements to which Buyer is a party and the consummation of the Contemplated Transactions have been duly and validly authorized by Buyer, and no other act or proceeding on the part of Buyer, its board of managers (or equivalent body) or equityholders is necessary to authorize the execution, delivery or performance of this Agreement and all of the other Transaction Agreements to which Buyer is a party and the consummation of the Contemplated Transactions. This Agreement and all other Transaction Agreements to which Buyer is a party or by which Buyer is bound, when executed and delivered by Buyer in accordance with the terms hereof, shall each constitute a valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

4.3 Noncontravention. The execution and delivery by Buyer of this Agreement and all of the other Transaction Agreements to which Buyer is a party and the fulfillment of and compliance with the respective terms hereof and thereof by Buyer do not and shall not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under (whether with or without the passage of time, the giving of notice or both), (c) give any third party the right to modify, terminate or accelerate any obligation under, (d) result in a violation of or (e) except for compliance with the HSR Act, require any authorization, consent, approval, exemption or other action of or by or notice or declaration to, or filing with, any third party or any Governmental Authority pursuant to (i) Buyer’s charter documents, bylaws or other constituent documents, (ii) any Law to which Buyer is subject or (iii) any material agreement, instrument, license, permit, order, judgment or decree to which Buyer is subject.

4.4 Litigation. There are no Actions pending or, to Buyer’s knowledge, threatened in writing against or affecting Buyer, at law or in equity, which would adversely affect Buyer’s performance under this Agreement or the consummation of the Contemplated Transactions.

4.5 Financing.

(a) Assuming the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (or waived), and subject to the terms and conditions of the Equity Commitment Letter, Buyer will have, as of the Closing, sufficient access to immediately available cash in an amount contemplated by the Equity Commitment Letter. Other than as expressly set forth in the Equity Commitment Letter, the Equity Financing, including the funding, investing or use of the full proceeds thereof, is not subject to any condition precedent or other contingency. As of the date of this Agreement, neither Buyer nor any counterparty to the Equity Commitment Letter has committed any breach of any of its covenants or other obligations set forth in, or is in default under, the Equity Commitment Letter. As of the date of this Agreement, no event has occurred or circumstance exists that (with or without notice or lapse of time, or both) would, or would reasonably be expected to, (i) constitute or result in a breach or default on the part of any party to the Equity Commitment Letter, (ii) constitute or result in a failure to satisfy any of the terms or conditions set forth in the Equity Commitment Letter required to be complied with or satisfied by the parties to the Equity Commitment Letter, or (iii) otherwise result in any portion of the Equity Financing not being available when required pursuant to the terms of the Equity Commitment Letter. As of the date of this Agreement, assuming satisfaction or waiver of the conditions to Buyer’s obligation to consummate the Closing pursuant to Section 7.1, and satisfaction or waiver of the conditions to Seller’s and the Company’s obligation to consummate the Closing pursuant to Section 7.2 (other than Section 7.2(a), Section 7.2(b) and Section 7.2(h)), Buyer has no reason to believe that (A) it will be unable to satisfy on a timely basis any term or condition of the Equity Commitment Letter to be satisfied by it; or (B) the Equity Financing will not be made available as of the Closing if the terms or conditions contained in the Equity Commitment Letter to be satisfied by it are satisfied.

(b) Concurrently with the execution of this Agreement, Buyer has delivered to Seller a true, correct and complete copy of the Equity Commitment Letter, pursuant to which the Guarantors have committed to invest in Buyer, directly or indirectly, the cash in the respective pro rata portions set forth therein, and on the terms and conditions, set forth therein (the “Equity Financing”). The Equity Commitment Letter provides that Seller is a third-party beneficiary of, and entitled to enforce, the Equity Commitment Letter, subject to the terms and conditions therein. As of the date of this Agreement, the Equity Commitment Letter, in the executed form delivered by Buyer to Seller, is in full force and effect, and constitutes the legal, valid and binding obligation of Buyer and the other parties thereto, as applicable, in accordance with its terms, except insofar as such enforceability may be limited by the Bankruptcy and Equity Exception.

(c) As of the date of this Agreement, (i) the Equity Commitment Letter and the terms of the Equity Financing have not been amended or modified prior to the date of this Agreement, (ii) other than as expressly contemplated by the Equity Commitment Letter, no amendment or modification is contemplated by Buyer or by any counterparty to the Equity Commitment Letter that would permit the parties to the Equity Commitment Letter to reduce the amount of the Equity Financing or impose new or additional conditions precedent to the availability of the Equity Financing or that would otherwise adversely affect the availability of the Equity Financing on the Closing Date, and (iii) the respective commitments contained in the Equity Commitment Letter have not been withdrawn, terminated, repudiated or rescinded in any respect, and no such withdrawal, termination, repudiation or rescission is contemplated. As of the date of this Agreement, there are no contracts, agreements, side letters or other written arrangements relating to the funding or use of the Equity Financing to which the Guarantors, Buyer or any of their respective Affiliates is a party that would permit the parties to the Equity Commitment Letter to reduce the amount of the Equity Financing, impose new or additional conditions precedent to the availability of the Equity Financing or that would otherwise adversely affect the availability of the Equity Financing on the Closing Date, other than as expressly contemplated by the Equity Commitment Letter.

(d) Notwithstanding anything to the contrary in this Agreement, Buyer acknowledges and agrees that in no event shall the receipt, grant, or availability of any funds or financing (including, for the avoidance of doubt, the Equity Financing) by Buyer or any Affiliate thereof or any other financing be a condition to any obligation of Buyer hereunder.

(e) Concurrently with the execution of this Agreement, Buyer has delivered to Seller a true, correct and complete copy of the Debt Commitment Letter.

4.6 Limited Guaranty. Concurrently with the execution of this Agreement, the Guarantors have delivered to Seller and the Company a duly executed Limited Guaranty. As of the date of this Agreement, the Limited Guaranty is in full force and effect and constitutes legal, valid and binding obligations of the Guarantors, enforceable against them in accordance with its terms, subject to the Bankruptcy and Equity Exception. As of the date of this Agreement, no event has occurred that, with notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of the Guarantors pursuant to the Limited Guaranty. The Guarantors have sufficient cash, available lines of credit, capital commitments or other sources of available funds to satisfy the full amount of their guaranteed obligations under the Limited Guaranty.

4.7 Solvency. Assuming (a) the truth and accuracy of the representations and warranties set forth in Article II and Article III, (b) the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (or waived) and (c) immediately prior to the Closing, the Company is solvent, then immediately after giving effect to the Contemplated Transactions, Buyer and each of its Subsidiaries (including the Company), on a consolidated basis, (a) will be able to pay their respective debts as they become due in the ordinary course of business and will own property that has a fair saleable value (measured on a going concern basis) greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities) as such debts become due in the ordinary course of business and (b) will have adequate capital to carry on their respective businesses contemplated as of the date of this Agreement (it being understood that for purposes of this sentence, the amount of any contingent liability shall be computed as the amount that would reasonably be expected to become an actual and matured liability). No transfer of property is being made and no obligation is being incurred in connection with the Contemplated Transactions with the intent to hinder, delay or defraud either present or future creditors of Buyer or its Subsidiaries (including the Company).

4.8 No Prior Activities. Buyer was formed solely for the purpose of engaging in the Contemplated Transactions. Except for Liabilities incurred in connection with its formation and the Contemplated Transactions, Buyer has not incurred, directly or indirectly, through any Subsidiary or Affiliate, any Liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person, in each case, other than as would not be expected to be material.

4.9 Restricted Securities. Buyer understands and acknowledges that: (a) none of the Company Interests have been registered or qualified under the Securities Act, or under any securities laws of any state of the United States or other jurisdiction, in reliance upon specific exemptions thereunder for transactions not involving any public offering; (b) all of the Company Interests constitute “restricted securities” as defined in Rule 144 under the Securities Act; (c) none of the Company Interests are traded or tradable on any securities exchange or over the counter; and (d) none of the Company Interests may be sold, transferred or otherwise disposed of unless a registration statement under the Securities Act with respect to such Company Interests and qualification in accordance with any applicable state securities laws becomes effective or unless such registration and qualification is inapplicable, or an exemption therefrom is available. Buyer is an “accredited investor” as defined in Rule 501(a) of the Securities Act.

4.10 Due Diligence Review. Buyer acknowledges that: (a) except for the specific representations and warranties made by the Company and Seller in Article II and Article III and any certificate entered into in connection with this Agreement or in any other Transaction Agreement, it is not relying upon any representation or warranty of Seller, the Company or any Affiliate, officer, director, employee, agent or advisor thereof, nor upon the accuracy of any record, projection or statement made available or given to Buyer in the performance of such investigation and (b) except for the specific representations and warranties made by the Company and Seller in Article II and Article III and any certificate entered into in connection with this Agreement or in any other Transaction Agreement, is not relying on any representation or warranty of any kind or nature whatsoever concerning or as to the accuracy or completeness of any projections, budgets, forecasts or other forward-looking financial information concerning the future revenue, income, profit or other financial results of the Business, Seller, the Company or its Subsidiaries. In furtherance of the foregoing, Buyer acknowledges and agrees that, except for the specific representations and warranties made by the Company and Seller in Article II and Article III and any certificate entered into in connection with this Agreement or in any other Transaction Agreement, no other representations and warranties of any kind or nature, expressed or implied, have been made by any Person in connection with the Contemplated Transactions. For the avoidance of doubt, nothing contained in this Section 4.10, shall in any manner limit any remedy of Buyer for Fraud.

4.11 Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the Contemplated Transactions based on any arrangement or agreement made by or on behalf of Buyer for which Seller could become liable.

4.12 No other Representations or Warranties of Buyer. Except as expressly set forth in this Article IV, the Limited Guaranty and the Equity Commitment Letter and any certificate entered into in connection with this Agreement, none of Buyer, its Affiliates or any of their respective Representatives or any other person makes or have made any other representation or warranty, express or implied, at law or in equity, in respect of Buyer or the Contemplated Transactions, including with respect to (a) any other information made available (orally or in writing) to Seller, the Company or their respective Affiliates or (b) any other matter, as the case may be. Any such other representation or warranty is hereby expressly disclaimed by Buyer.

ARTICLE V

CERTAIN COVENANTS

5.1 Seller Operation of Business. Notwithstanding anything in this Agreement to the contrary, from the date hereof until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Closing, except as otherwise contemplated by this Agreement, including pursuant to the Supplemental Indentures, as set forth on Schedule 5.1 or as otherwise approved in writing by Buyer, Seller will not incur any Indebtedness of the types set forth in clauses (i) or (ii) of the definition of Indebtedness.

5.2 Operation of Business. From the date hereof until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Closing, Seller will, and will cause each of the Company and each of the Company’s Subsidiaries to, use its reasonable best efforts to (i) conduct the Business in the ordinary course of business consistent with past practice, and (ii) keep available the services of its managerial employees, and preserve their goodwill and relationships with their customers, clients, suppliers, vendors and others doing business with them, except (A) as otherwise approved in writing by Buyer (which approval will not be unreasonably withheld, conditioned or delayed), (B) as otherwise expressly contemplated by this Agreement, including the activities of Seller and the Company pursuant to Section 5.6 and Section 5.8, (C) as required by appliable Law or (D) as set forth on Schedule 5.2. From the date hereof until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Closing, except (i) as set forth on Schedule 5.2, (ii) as otherwise expressly contemplated by this Agreement, including the activities of Seller and the Company pursuant to Section 5.6 and Section 5.8, or pursuant to the Supplemental Indentures, (iii) as otherwise approved in writing by Buyer (which approval will not be unreasonably withheld, conditioned or delayed), or (iv) as required by applicable Law, neither the Company nor any of its Subsidiaries nor Seller (with respect to the Business) will:

(a) sell, assign, transfer, abandon, permit to lapse, license, sublicense, lease or subject to any Lien (other than a Permitted Lien), any material portion of the tangible properties or assets of the Company or any of its Subsidiaries or Seller (with respect to the Business), other than in the ordinary course of business or pursuant to the Supplemental Indentures (provided that any such liens on the Company Interests or the assets of the Company and its Subsidiaries will be released at or prior to the Closing);

(b) sell, assign, transfer, lease, license, sublicense, or otherwise encumber, any Intellectual Property, other than non-exclusive licenses granted in the ordinary course of business;

(c) disclose any Confidential Information, Trade Secret, or Personal Information (other than Personal Information that is publicly available business-to-business contact information) to any Person (other than pursuant to a written agreement with terms requiring that Person to maintain the confidentiality of, and preserving all rights of the Company in, such Confidential Information, Trade Secret, or Personal Information), (2) disclose, license, release, deliver, escrow or make available any source code or knowingly receive any Confidential Information or Trade Secret of any Person in violation of any obligations of confidentiality; (3) take or fail to take any action that could reasonably be expected to result in the loss, lapse or abandonment of any Intellectual Property or Confidential Information (other than (A) the expiration of Intellectual Property at the end of its maximum statutory term or (B) pursuant to a commercially reasonable decision by the Company or its applicable Subsidiary to take or not to take an action that will result in such lapse or abandonment of Intellectual Property or Confidential Information, in each case, that is not material to or necessary for the operation of the Business);

(d) make any material change to the operation or the security of, or any administrative, technical or physical safeguards, or any of the policies or procedures related to, any System or Personal Information, except as required by applicable Law;

(e) (i) terminate, modify, waive any rights under or amend any Material Contract or (ii) enter into any new contract that would be required to be set forth on Schedule 2.11(a) if entered into prior to the date hereof;

(f) (A) increase the compensation (including equity or equity-based compensation), incentive arrangements, or other benefits to any Company Employee, except increases in base compensation to non-officer Company Employees in the ordinary course of business or as required by law, (B) enter into any new employment, incentive, severance, change of control, deferred compensation or similar agreement or arrangement with any Company Employee or (C) take any action to accelerate the timing, funding or vesting of any payment or benefit (including equity or equity-based compensation) to any Company Employee;

(g) (A) negotiate, modify, extend, terminate or enter into any Labor Agreement applicable to the Business or (B) recognize or certify any labor union, works council, or other labor organization or group of employees as the bargaining representative for any Company Employees;

(h) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reduction, work schedule changes or other actions that could implicate the WARN Act;

(i) hire, engage, terminate (without cause), furlough, or temporarily layoff any Company Employee with an annual base salary in excess of $150,000;

(j) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any Company Employee;

(k) issue any Equity Interests, ownership interests, shares of capital stock, phantom equity, stock appreciation rights or other equity security of the Company or any of its Subsidiaries or any security, right, option or warrant convertible into or exercisable or exchangeable for any such equity interests, ownership interests, shares of capital stock or other equity security of the Company or any of its Subsidiaries;

(l) adjust, split, combine, reorganize, recapitalize or reclassify, or declare, set aside or pay any dividend or other distribution in respect of the Equity Interests of the Company or any of its Subsidiaries;

(m) establish, enter into, terminate or amend (except amendments required to comply with changes in applicable Law) any Company Plan;

(n) acquire or agree to acquire in any manner (whether by merger or consolidation, the purchase of an Equity Interest in or a material portion of the assets of or otherwise) any business or any corporation, partnership, association or other business organization or division thereof or any other Person, or acquire any material assets;

(o) except as required by GAAP to be implemented during the period between the date of this Agreement and the Closing Date, change any of their accounting principles, policies or procedures;

(p) divest or dispose of, or agree to divest or dispose, in any manner a material portion of the properties or assets of the Company or any of its Subsidiaries or any member of the Seller Group (with respect to the Business);

(q) make any capital expenditures in excess of $250,000 in the aggregate or commitments therefor, except (A) in the ordinary course of business or (B) for such capital expenditures or commitments therefor that are reflected in the Business’ current budget;

(r) settle any Action or waive or forgive any amount owed to the Company where the amount paid exceeds $100,000;

(s) make or change any material Tax election, including any entity classification election for U.S. income tax purposes, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any Tax Return other than consistent with past practice, amend any Tax Return, file any claims for Tax refunds, enter into any pre-filing agreement, advance pricing agreement, cost sharing agreement or closing agreement in relation to Taxes, settle or compromise any Tax claim, audit or assessment, consent to any extension or waiver of the limitation period, incur any liability for Taxes outside the ordinary course of business, fail to pay any Tax that becomes due and payable, or surrender any material right to claim Tax refund, offset or other reduction in Tax Liability;

(t) authorize or effect any liquidation or other dissolution

(u) assume, guaranty or incur any Indebtedness of the types set forth in clauses (i) or (ii) of the definition of Indebtedness; or

(v) commit to do any of the foregoing.

5.3 Third-Party Notices and Consents. Seller and the Company shall give all required notices to third parties and use reasonable best efforts to obtain all required third-party consents.

5.4 HSR.

(a) Seller and Buyer will, as promptly as practicable, but in no event later than 10 Business Days following the execution and delivery of this Agreement, submit all filings required by the HSR Act (the “HSR Filing”), and thereafter provide any supplemental information requested in connection therewith. Seller and Buyer will furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission that is necessary under the HSR Act. Each of Seller and Buyer will promptly inform the other party of any material communication received by such party from any Governmental Authority in respect of the HSR Filing. Each of Seller and Buyer will: (i) use its respective reasonable best efforts to provide a reasonable response as expeditiously as possible with all requests of any Governmental Authority for additional information and documents, including information or documents requested under the HSR Act; (ii) not (A) extend any waiting period under the HSR Act or (B) enter into any agreement with any Governmental Authority not to consummate the Contemplated Transactions, except, in each case, with the prior consent of the other parties; and (iii) cooperate with the other and use reasonable best efforts to consummate the Contemplated Transactions by the Closing Date. Any such disclosures, rights to participate or provisions of information by one party to the other may be made on an outside-counsel-only basis and such material may be redacted as necessary to the extent required under applicable Law or as appropriate to protect confidential business information.

(b) Buyer will be responsible for all filing fees under the HSR Act, and each party will be responsible for its own fees and expenses incurred in responding to any requests for additional information.

5.5 Access. During the period from the date of this Agreement until the earlier of the valid termination of this Agreement pursuant to Article VIII and the Closing, Seller shall grant, and cause the Company and the Company’s Subsidiaries, officers, managers, directors, employees, attorneys, accountants and other agents to grant, to Buyer and its authorized Representatives and potential lenders, as well as their respective officers, employees, affiliates and other agents, reasonable access, during normal business hours and upon reasonable notice, to the personnel, properties, financial information, books and records of the Company and the Company’s Subsidiaries and Seller (to the extent related to the Business), except that Seller and the Company may restrict or otherwise prohibit such access to the extent that (a) any applicable Law requires Seller or the Company or any of the Company’s Subsidiaries to restrict or otherwise prohibit such access or (b) such access would give rise to a material risk of waiving any attorney-client privilege or work product doctrine; provided that, in the case that Seller or the Company would restrict access under any of clauses (a) or (b), Seller shall give notice to Buyer of the fact that Seller or the Company is withholding such access and thereafter Seller and the Company shall reasonably cooperate with Buyer to allow the disclosure of such information (or as much of it as possible) in an appropriate substitute disclosure arrangement or otherwise in a manner that would not violate any of clauses (a) or (b). Any investigation conducted pursuant to the access contemplated by this Section 5.5 will be conducted in a manner that does not unreasonably interfere with the conduct of the businesses of Seller, the Company and the Company’s Subsidiaries. Any access to the properties of Seller, the Company and the Company’s Subsidiaries will be subject to Seller’s, the Company’s and the Company’s Subsidiaries’ reasonable security measures and insurance requirements, as applicable, and will not include the right to perform invasive testing. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Buyer or any of its Representatives or any third party in connection with any investigation conducted pursuant to the access contemplated by this Section 5.5. Notwithstanding anything in the Confidentiality Agreement to the contrary, the Confidentiality Agreement will automatically terminate and be of no further force or effect upon the Closing.

5.6 Financing Assistance; Equity Commitment Letter.

(a) Prior to the Closing, Seller shall provide, and shall cause the Company and each Subsidiary of the Company to provide, and shall use reasonable best efforts to cause its and their respective Seller Related Parties to provide such cooperation in connection with the arrangement of the Debt Financing as may be required by the terms of the Debt Commitment Letter (for the avoidance of doubt, in the executed form provided to Seller by Buyer on the date of this Agreement) and reasonably requested by Buyer, including to (i) make available to Buyer, its advisors and its Debt Financing Sources such financial and other pertinent information regarding the Company and each Subsidiary as may be reasonably requested by Buyer, its advisors or its Debt Financing Sources, including (I) the financial statements and other information necessary to satisfy the conditions set forth in paragraph 6 of Exhibit C of the Debt Commitment Letter and (II) such information as is necessary to allow Buyer, its advisors and its Debt Financing Sources to prepare pro forma financial statements; (ii) to provide to Buyer financial statements and other information regarding the Company and its Subsidiaries and their assets reasonably requested by Buyer, to the extent that such financial statements and information are readily available to Seller; (iii) deliver, at least three (3) Business Days prior to Closing, all documentation and other information as is reasonably requested by Buyer, its advisors and its Debt Financing Sources at least ten (10) days prior to Closing with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and beneficial ownership regulations (including beneficial ownership certifications as under 31 C.F.R. § 1010.230); (iv) assist with Buyer’s preparation, negotiation and execution of definitive written financing documentation and the schedules and exhibits thereto (including loan agreements, guarantees, collateral agreements, hedging arrangements, customary officer’s certificates and corporate resolutions, as applicable) as may reasonably be requested and, in each case, subject to the occurrence of the Closing and (v) to the extent required by the Debt Financing, facilitating the pledging of collateral effective no earlier than Closing; provided, however, that nothing in this Section 5.6 will require any such cooperation to the extent that it would (A) require Seller or any of its Subsidiaries to pay any fees or reimburse any expenses (other than any such payment or reimbursement by the Company and its Subsidiaries which is conditioned upon the occurrence of the Closing) for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Buyer, or waive or amend any terms of this Agreement or any other contract, (B) require Seller or any of its Subsidiaries to give or agree to give to any other Person any indemnities in connection with the Debt Financing (other than any indemnities from the Company and its Subsidiaries provided such indemnities are only effective following the Closing), (C) provide in connection with the Debt Financing any information the disclosure of which is prohibited or restricted under applicable Law or is legally privileged, (D) take any action which would result in Seller or any of its Subsidiaries or any of its or their respective Affiliates incurring any liability with respect to matters relating to the Debt Financing or cause any director, officer or employee of the Company or any of its Subsidiaries or any of its or their respective Affiliates or Representatives to incur any personal liability in connection with the Debt Financing, (E) provide pro forma financial information, including pro forma cost savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any pro forma financial information or (F) unreasonably interfere with the ongoing business operations of Seller and its Subsidiaries including the Company and its Subsidiaries. Notwithstanding the foregoing, (i) none of the Seller Related Parties shall be required to execute or enter into any agreement with respect to the Debt Financing (other than those officers or employees of the Company and its Subsidiaries continuing in such roles after Closing, and solely with respect to agreements contingent upon the Closing and that would not be effective prior to the Closing), and (ii) no directors of the Company or its Subsidiaries shall be required to approve, adopt, execute or enter into or perform any agreement with respect to the Debt Financing that is not contingent upon the Closing or that would be effective prior to the Closing (other than those directors of the Company and its Subsidiaries continuing in such roles after Closing, and solely with respect to agreements contingent upon the Closing and that would not be effective prior to the Closing).

(b) Upon the earlier of the Closing and the termination of this Agreement in accordance with its terms, Buyer shall promptly reimburse the Seller Related Parties and its and their respective Representatives for all reasonable, documented and invoiced out-of-pocket costs and expenses (including reasonable, documented and invoiced out-of-pocket attorneys’ fees for one counsel) incurred by such Persons in connection with any cooperation contemplated by this Section 5.6 other than the preparation, review and/or audit of historical financial information.

(c) Buyer shall indemnify and hold harmless each of Seller and its and their respective Seller Related Parties from and against any and all losses and other liabilities suffered or incurred by any of them in connection with the arrangement and preparation of the Debt Financing and any information used in connection therewith, in each case other than as a result of Fraud, bad faith, gross negligence or willful misconduct by or on behalf of such Person or Seller Related Parties.

(d) Buyer acknowledges and agrees that obtaining the Debt Financing is not a condition to the Closing. If any Debt Financing has not been obtained, Buyer will continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Section 7.1, to consummate the Closing.

(e) The parties hereto understand and agree that all obligations of the parties relating to the Debt Financing shall be governed exclusively by this Section 5.6.

(f) Subject to the terms and conditions of this Agreement, Buyer shall not (without the prior written consent of Seller) agree to, or permit any amendment, modification, supplement or termination of, or any waiver of any provision or remedy pursuant to, the Equity Commitment Letter. Subject to and without limiting the other terms and conditions of this Agreement, Buyer will use its reasonable best efforts to take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper and advisable to obtain the Equity Financing on the terms and conditions described in the Equity Commitment Letter.

5.7 Notice of Material Developments. Each party hereto shall give prompt written notice to the other parties following the discovery by such party of (a) any material variances in any of its representations or warranties contained in Article II, Article III or Article IV, as the case may be, (b) any breach of any covenant or agreement hereunder by such notifying party and (c) any other material development adversely affecting, or that would reasonably be expected to adversely affect, the ability of such notifying party to consummate the Contemplated Transactions; provided, that delivery of any such notice by any party hereto shall have no effect on the rights and obligations of the parties hereunder; provided, further, that any failure by a party to provide such notification shall not (A) in and of itself be deemed to result in a breach of any covenant or agreement of such party hereunder (other than this Section 5.7), or (B) with respect to any breach of any representation or warranty under this Agreement, be deemed to cause the failure of the condition set forth in Section 7.1(b) to be satisfied unless the breach of such representation and warranty would also cause the failure of the condition set forth in Section 7.1(a) to be satisfied (it being understood that this proviso shall have no effect on whether the underlying facts, matters or circumstances otherwise result in a breach of a representation, warranty, covenant or agreement (other than this Section 5.7) contained in this Agreement).

5.8 No Solicitation.

(a) No Solicitation or Negotiation. Except as expressly permitted by this Section 5.8, from the date hereof until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Closing, Seller and the Company will, and will cause their Affiliates, Subsidiaries and its and their respective officers and directors, and will instruct and use reasonable best efforts to cause each of its and their other Representatives, to cease and cause to be terminated any discussions or negotiations with any Third Party and its Representatives relating to any Acquisition Proposal or Acquisition Transaction that are not expressly permitted by Section 5.8(b), promptly (and in any event, within five (5) Business Days following the date hereof) request the prompt return or destruction of all non-public information concerning Seller, the Company or the Business theretofore furnished to any such Person with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the twenty-four (24) month period immediately prior to the date of this Agreement and will (i) cease providing any further information with respect to Seller, the Company, the Business or any Acquisition Proposal to any such Third Party or its Representatives; and (ii) immediately terminate all access granted to any such Third Party and its Representatives to any physical or electronic data room (or any other diligence access). Except as expressly permitted by Section 5.8(b), from the date hereof until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Closing, Seller and the Company will not, and will cause their Subsidiaries and its and their directors and officers not to, and will instruct and use reasonable best efforts to cause their other Representatives not to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any Inquiry or offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Third Party any non-public information relating to the Seller, the Company or their Subsidiaries or the Business or afford to any Third Party access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Seller, the Company, their Subsidiaries or the Business, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, or to knowingly encourage, facilitate or assist any Inquiry or offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (iii) enter into, engage in, knowingly encourage, continue or otherwise participate in any discussions, communications or negotiations with any Third Party with respect to any Inquiry or offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, other than solely informing such Third Party of the existence of the provisions contained in this Section 5.8 (without knowingly conveying, requesting or attempting to gather any other information except as otherwise permitted hereunder); (iv) approve, endorse or recommend any offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; or (v) enter into any letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an Acquisition Transaction (other than an Acceptable Confidentiality Agreement), an “Alternative Acquisition Agreement”).

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in Section 5.8(a) but subject to compliance with the other provisions of this Section 5.8(b), at any time prior to Seller’s receipt of the Requisite Stockholder Approval, Seller, its Subsidiaries and the Seller Board (or a committee thereof) may, directly or indirectly, through one or more of its Representatives, participate or engage in discussions or negotiations with, furnish any non-public information relating to Seller and/or its Subsidiaries (including the Company and its Subsidiaries) to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Seller and/or its Subsidiaries (including the Company and its Subsidiaries) pursuant to an Acceptable Confidentiality Agreement to any Person (or such Person’s Representatives, including prospective debt and equity financing sources and/or their respective Representatives) that has made, renewed, furnished or delivered to Seller or its Representatives a bona fide written Acquisition Proposal after the execution and delivery of this Agreement that did not directly or indirectly result from a breach of this Section 5.8; provided, that the Seller Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or would be reasonably likely to lead to a Superior Proposal, and the Seller Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take the actions contemplated by this Section 5.8(b) would or would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law; provided, further, however, that the Seller, the Company and each of their respective Representatives may contact any Person in writing (with a request that any response from such Person is in writing) with respect to an Acquisition Proposal solely to clarify any ambiguous terms and conditions thereof which are reasonably necessary to determine whether the Acquisition Proposal constitutes or would be reasonably likely to lead to a Superior Proposal; and provided, further, that Seller will provide to Buyer and its Representatives any such non-public information that is provided to any Person or its Representatives given such access that was not previously made available to Buyer prior to or concurrently with the time it is provided to such Person.

(c) No Change in Seller Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.8(d), at no time after the date hereof may the Seller Board (or a committee thereof):

(i) (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Seller Board Recommendation, in each case, in a manner adverse to Buyer (it being understood that it shall be considered a modification adverse to Buyer if (1) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Seller Board fails to publicly recommend against acceptance of such tender or exchange offer by the stockholders of Seller within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act (or, if earlier, by the second (2nd) Business Day prior to the then-scheduled Seller Stockholder Meeting, if an Acquisition Proposal has been publicly disclosed at least three (3) Business Days prior to the then-scheduled Seller Stockholder Meeting) or (2) any Acquisition Proposal is publicly announced (other than by the commencement of a tender or exchange offer) and the Seller Board fails to issue a public press release within ten (10) Business Days of such public announcement providing that the Seller Board reaffirms the Seller Board Recommendation) (or, if earlier, by the second (2nd) Business Day prior to the then-scheduled Seller Stockholder Meeting, if an Acquisition Proposal has been publicly disclosed at least three (3) Business Days prior to the then-scheduled Seller Stockholder Meeting); (B) adopt, authorize, approve, agree to, accept, endorse or recommend, submit to vote of the stockholders of Seller or otherwise declare advisable (or propose to adopt, authorize, approve, agree to, accept, endorse or recommend, submit to vote of the stockholders of Seller or otherwise declare advisable) an Acquisition Proposal; (C) fail to publicly reaffirm the Seller Board Recommendation within three (3) Business Days after Buyer so requests in writing (it being understood that Seller will have no obligation to make such reaffirmation on more than two (2) separate occasions); (D) fail to include the Seller Board Recommendation in the Proxy Statement; (E) take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Seller Board (or a committee thereof) to the stockholders of Seller pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Seller Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal that is a tender offer or exchange offer until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.8); or (F) formally resolve to effect, publicly announce an intention or resolution to, or agree to take any of the foregoing actions (any action described in clauses (A) through (F), a “Seller Board Recommendation Change”); provided, however, that, for the avoidance of doubt, none of (1) a “stop, look and listen” communication by the Seller Board (or a committee thereof) to the stockholders of Seller pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication), (2) the determination by the Seller Board (or a committee thereof) that an Acquisition Proposal constitutes a Superior Proposal, solely to the extent such determination is not publicly disclosed or (3) the delivery by Seller to Buyer of any notice contemplated by Section 5.8(e) will constitute a Seller Board Recommendation Change; or

(ii) cause or permit Seller or the Company to enter into an Alternative Acquisition Agreement.

(d) Seller Board Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval:

(i) the Seller Board (or a committee thereof) may effect a Seller Board Recommendation Change of the type described in clauses (A), (C) and (D) of the definition thereof solely in response to any positive material event, fact, circumstance development or occurrence that was (A) not known to, or reasonably foreseeable by, the Seller Board as of the date hereof but becomes known to the Seller Board after the date hereof; and (B) does not relate to, (I) any Inquiry or offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (II) the fact, in and of itself, that Seller meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof, or changes after the date hereof in the market price or trading volume of the Equity Interests or the credit rating of Seller (it being understood that the underlying cause of any of the foregoing in this clause (II) may be considered and taken into account in determining whether an Intervening Event has occurred); (III) any fact relating to Buyer or its Affiliates; or (IV) any change in the composition of the Seller Board (each such event, an “Intervening Event”), if the Seller Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law and if and only if:

(A) Seller has provided prior written notice to Buyer at least five (5) Business Days (the “Event Notice Period”) in advance to the effect that the Seller Board (or a committee thereof) intends to effect a Seller Board Recommendation Change pursuant to this Section 5.8(d)(i), which notice will specify the basis for such Seller Board Recommendation Change, including a description of the Intervening Event in reasonable detail;

(B) the Seller, the Company, their Subsidiaries and their Representatives have complied with the requirements of and their obligations under, and not violated the provisions of, this Section 5.8;

(C) prior to effecting such Seller Board Recommendation Change, Seller and its Representatives, during such Event Notice Period, have (1) negotiated with Buyer and its Representatives in good faith (to the extent that Buyer desires to so negotiate) to allow Buyer to offer such adjustments to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty to obviate the need to effect a Seller Board Recommendation Change for the Seller Board to comply with its fiduciary duties pursuant to applicable Law, in response to such Intervening Event and (2) taken into account any adjustments to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty proposed by Buyer and other information provided by Buyer in response to the notice described in clause (A) of this Section 5.8(d)(i), in each case, that are offered in writing by Buyer, no later than 11:59 p.m. (Eastern time) on the last day of the Event Notice Period; and

(D) following such Event Notice Period, the Seller Board (or a committee thereof) (after consultation with its financial advisor and outside legal counsel and taking into account Buyer’s proposed revisions to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty) shall have determined in good faith that the failure of the Seller Board (or a committee thereof) to make such a Seller Board Recommendation Change would continue to be inconsistent with its fiduciary duties pursuant to applicable Law; provided that each time material modifications to the Intervening Event occur, Seller shall deliver a new written notice to Buyer and comply with the requirements of this Section 5.8(d)(i) with respect to such new written notice (it being understood that the “Event Notice Period” in respect of such new written notice will be three (3) Business Days).

(ii) if Seller has received a bona fide written Acquisition Proposal that has not been withdrawn, and that the Seller Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Seller Board may (A) effect a Seller Board Recommendation Change with respect to such Superior Proposal; and/or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal substantially concurrently with the termination of this Agreement; provided, however, that the Seller Board (or a committee thereof) shall not take any action described in the foregoing clauses (A) or (B) unless:

(A) the Seller Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;

(B) Seller, its Subsidiaries and its Representatives have complied with the requirements of and their obligations under, and not violated the provisions of, this Section 5.8;

(C) (1) Seller has provided prior written notice to Buyer at least five (5) Business Days in advance (the “Proposal Notice Period”) to the effect that the Seller Board (or a committee thereof) has (x) received a bona fide Acquisition Proposal that has not been withdrawn; (y) concluded in good faith that such Acquisition Proposal constitutes a Superior Proposal; and (z) resolved to effect a Seller Board Recommendation Change and/or to terminate this Agreement pursuant to Section 8.1(h) absent any revision to the terms and conditions of this Agreement, which notice will specify the basis for such Seller Board Recommendation Change or termination, including the identity of the Person or “group” of Persons making such Acquisition Proposal, the material terms thereof and copies of all relevant documents relating to such Acquisition Proposal; (2) prior to effecting such Seller Board Recommendation Change and/or termination, Seller and its Representatives, during the Proposal Notice Period, have (x) negotiated with Buyer and its Representatives in good faith (to the extent that Buyer desires to so negotiate) to offer such adjustments to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty so that such Acquisition Proposal would cease to constitute a Superior Proposal; and (y) taken into account any adjustments to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty proposed by Buyer and other information provided by Buyer during the Proposal Notice Period, in each case, that are offered in writing by Buyer, no later than 11:59 p.m. (Eastern time) on the last day of the Proposal Notice Period; and (3) Seller has permitted Buyer and its Representatives to make a presentation to the Seller Board regarding this Agreement and any adjustments with respect thereto (to the extent Buyer requests to make such a presentation); provided, however, that in the event of any material modifications to such Acquisition Proposal (it being understood that any change to the financial terms of such proposal shall be deemed a material modification), Seller will be required to deliver a new written notice to Buyer and to comply with the requirements of this Section 5.8(d)(ii)(C) with respect to such new written notice (it being understood that the Proposal Notice Period in respect of such new written notice will be three (3) Business Days);

(D) following such Proposal Notice Period, including any subsequent Proposal Notice Period as provided in the final proviso of the foregoing Section 5.8(d)(ii)(C), the Seller Board (or a committee thereof) (after consultation with its financial advisor and outside legal counsel and taking into account Buyer’s proposed revisions to the terms and conditions of this Agreement, the Debt Commitment Letter, Equity Commitment Letter and/or the Limited Guaranty and any other information provided by Buyer) shall have determined that the failure of the Seller Board (or a committee thereof) to make such a Seller Board Recommendation Change or to terminate this Agreement would continue to be inconsistent with its fiduciary duties pursuant to applicable Law; and

(E) in the event of any termination of this Agreement in order to cause or permit Seller and/or its Subsidiaries (including the Company and its Subsidiaries) to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, Seller will have validly terminated this Agreement in accordance with Section 8.1(h), including paying the Termination Fee in accordance with Section 8.3(a)(iii).

(e) Notice. Seller shall as promptly as reasonably practicable (and, in any event, within forty-eight (48) hours) notify Buyer in writing if Seller, the Company, any of their Subsidiaries or any of their respective Representatives receives any Inquiry or offer or proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, or any material revisions to the terms and conditions of any pending Acquisition Proposals, including the identity of the Person making such Inquiry, Acquisition Proposal, offer or proposal, a summary of the material terms and conditions and copies of any written materials and documents relating thereto provided to Seller, its Subsidiaries or their Representatives. Thereafter, Seller must keep Buyer informed, on a reasonably prompt basis, or upon Buyer’s reasonable request (and in any event within forty-eight (48) hours thereafter), of the status (and supplementally provide the material terms) of any such Inquiries, Acquisition Proposals, offers or proposals (including any amendments thereto and any new, amended or revised written materials relating thereto provided by or to Seller, the Company or their Representatives) and inform Buyer promptly (and in any event within forty-eight (48) hours) of any material correspondence with respect to such Inquiries, offers or proposals. Each of Seller and the Company agrees that it shall not, and shall cause its Subsidiaries not to, enter into any confidentiality or other agreement subsequent to the date hereof which prohibits Seller or the Company from complying with this Section 5.8(e).

(f) Certain Disclosures. Nothing in this Agreement will prohibit Seller, the Company or the Seller Board (or a committee thereof) from (i) taking and disclosing to the stockholders of Seller a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication by the Seller Board (or a committee thereof) to the stockholders of Seller pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (iii) informing any Person of the existence of the provisions contained in this Section 5.8; or (iv) making any disclosure to the stockholders of Seller with respect to an Acquisition Proposal as required by applicable Law, regulation or stock exchange rule or listing agreement; provided, that the Seller Board shall publicly reaffirm the Seller Board Recommendation in such disclosure and nothing in the foregoing will be deemed to permit Seller, the Company or the Seller Board (or a committee thereof) to effect a Seller Board Recommendation Change other than in accordance with Section 5.8(d), and any public disclosure (other than any “stop, look and listen” statement) by Seller, the Company or the Seller Board thereof relating to any determination or other action by the Seller Board with respect to any Acquisition Proposal shall be deemed to be a Seller Board Recommendation Change unless the Seller Board expressly publicly reaffirms the Seller Board Recommendation in such disclosure; provided, further, that any such statement or disclosure made by the Seller Board (or a committee thereof) pursuant to this Section 5.8(f) must be subject to the terms and conditions of this Agreement and will not limit or otherwise modify the effect, if any, that any such action has under this Agreement or the obligations of Seller, the Company or the Seller Board (or any committee thereof) and the rights of Buyer under this Section 5.8.

(g) Breach by Representatives. Seller and the Company agree that any breach of this Section 5.8 by any of its or their Representatives, including any failure of such Representatives to comply with the terms of Section 5.8(a), shall be deemed to be a breach of this Agreement by Seller and the Company.

5.9 Migration Activities.

(a) As soon as reasonably practicable and in any event within ten (10) Business Days after all applicable waiting periods under the HSR Act shall have expired or been terminated, Seller and Buyer shall each appoint two representatives (each, a “Migration Coordinator”), and such other representatives of such party as it deems appropriate (together, the “Migration Committee”), of which Seller’s Migration Coordinators will be subject to reasonable approval by Buyer and all members of the Migration Committee will be subject to confidentiality and other restrictions necessary or appropriate to ensure compliance with applicable Law, for the purposes set forth in this Section 5.9. Either party may replace its Migration Coordinators with an individual or individuals of comparable qualifications and experience at any time by providing notice in accordance with Section 12.4; provided, that any such replacement by Seller shall be reasonably acceptable to Buyer. As soon as reasonably practicable following the appointment of the Migration Committee and from time to time during the period prior to Closing as set forth in this Section 5.9, the Migration Committee will confer to discuss a plan to complete the Migration Activities (as defined in Section 5.9(b) below), and to further develop any specific requirements of Buyer in connection therewith, which plan and requirements shall be approved in advance in writing by Buyer (which approval shall not be unreasonably withheld or delayed) prior to undertaking any Migration Activities. The Migration Coordinators shall meet (in person or via videoconference) weekly (or at such other frequency as the parties may agree, and with at least one Migration Coordinator of each party), to discuss the matters set forth above, review the progress of the Migration Activities, and oversee (solely in an advisory capacity, and not with the authority to bind any party) the performance of each party’s obligations under this Agreement. Seller and Buyer shall allocate sufficient personnel and other resources to the extent commercially reasonable, reasonably cooperate, and negotiate in good faith to permit the Migration Committee to carry out its responsibilities as set out in this Section 5.9.

(b) As soon as reasonably practicable and in any event within ten (10) Business Days following the formation of the Migration Committee (but in all cases, prior to the Closing), Seller shall complete, with no less than the same functionality and features used in connection with the Business as of the date hereof with respect to any System, the following activities (collectively, the “Migration Activities”) through a third party consultant engaged by Seller and approved in advance in writing by Buyer (which approval shall not be unreasonably withheld or delayed) (the “Migration Consultant”):

(i) engage vendors and set up Company-specific interim tools and processes for enterprise resource planning, human capital management, a benefits portal, information technology general controls, and such other tools and processes as reasonably requested by Buyer, including to replace Workday with Paycor or a similar solution;

(ii) engage vendors and set up standalone payroll and employee benefit plans (including 401(k) and health and welfare plans) for the Company’s and its Subsidiaries’ employees and new hires, including any Company Employee;

(iii) engage vendors and set up standalone insurance policies as reasonably requested by Buyer for the Company and its Subsidiaries;

(iv) set up standalone workplace technology tools, including Gsuite (or other similar applications), Slack, Helpdesk, DocuSign and MSFT for the colocation data center facilities;

(v) set up standalone research, development, and development operations tools, to the extent not already set up at the Company or one of its Subsidiaries;

(vi) separate of the Company’s marketing site; and

(vii) set up corporate security functions such that the Company and its Subsidiaries have their own independent access to all of their applications and tools (including those transferred to the Company or its Subsidiaries in connection with this Agreement) and including replacing Crowdstrike with Rocket Cyber or other similar tools;

in each case of (i)-(vii), such that the Company and its Subsidiaries (as applicable) can operate the Business with respect to such activities independently of Seller and its Affiliates as of the Closing Date in substantially the same manner as the Company and its Subsidiaries operated the Business immediately prior to the date hereof. Notwithstanding anything in this Agreement to the contrary, neither Seller nor any of its Affiliates (including the Company and its Subsidiaries) may enter into any contract in connection with any of the Migration Activities without Buyer’s pre-approval in writing (not to be unreasonably conditioned or withheld); provided, however, that in the event Buyer fails to respond to a request to provide such pre-approval within ten (10) Business Days, Seller will not be deemed in breach of any of its obligations hereunder.

(c) Seller shall effectuate the Migration Activities in accordance with all reasonable instructions from Buyer. If the Migration Activities require the acquisition or licensing of any contract or other resources, then notwithstanding anything to the contrary in this Agreement, Buyer shall have the right to pre-approve (which approval shall not be unreasonably withheld or delayed) such acquisition or licensing (and contract and resources therefor); provided, however, that in the event Buyer fails to respond to a request to provide such pre-approval within ten (10) Business Days, Seller will not be deemed in breach of any of its obligations hereunder. Seller shall keep detailed books, accounts, and records of all activities carried out in the performance of its obligations under this Section 5.9.

(d) Subject to the other provisions of the Transaction Agreements, (i) Seller and Buyer shall (A) take or avoid taking any action as may reasonably be requested by the other party in furtherance of this Section 5.9; and (B) reasonably cooperate with the other party and generally act reasonably and in good faith; and (ii) to the extent reasonably required, Seller shall (and shall procure that its Affiliates shall), as may be reasonably be requested by Buyer, (A) provide such documents or other information as reasonably necessary to implement the Migration Activities in anticipation of the Transition Services (as defined in the Transition Services Agreement) in the possession or control of Seller (or its Affiliates or third-party contractors) to the Company and its Subsidiaries; and (B) provide reasonable access, upon providing Seller with sufficient advance notice, to the premises and personnel of Seller to Buyer, in each case of clauses (i) and (ii), whether through the Migration Committee or as otherwise reasonably requested by Buyer, in order to implement the Migration Activities.

(e) Seller shall notify Buyer as soon as reasonably practicable and in any event within five (5) Business Days after completion of each Migration Activity, and shall provide Buyer with written notice of the Company confirming the same. Seller, upon advance notice from Buyer, shall provide Buyer or its delegate with reasonable access to the Company, its Subsidiaries, and any relevant Systems and facilities (with respect to such facilities, subject to approval of any third party service provider as applicable), to assess the completion of such Migration Activity. If any Migration Activity is not completed to Buyer’s reasonable satisfaction, Buyer shall provide Seller with a written report with a reasonably detailed description of any incomplete or deficient activities, and Seller shall, and shall cause its Affiliates to, promptly remediate such incompleteness or deficiency.

(f) Upon Buyer’s written notice to Seller in accordance with Section 12.4 at any time prior to the Closing, Buyer may remove any or all of the Transition Services (as defined in the Transition Services Agreement), or portion thereof, from Schedule A of the Transition Services Agreement, at which time, such Transition Services shall be deemed deleted from Schedule A of the Transition Services Agreement and the parties will revise Schedule A of the form of the Transition Services Agreement to reflect such deletion.

(g) Buyer will: (i) pay the reasonable and documented customary costs and expenses of the Migration Consultant; (ii) pay Seller an hourly rate of $200 per hour, per individual (prorated for partial hours) for the reasonable and documented time of Seller’s personnel spent to carry out the Migration Activities up to a maximum aggregate amount not to exceed $100,000 (the “Internal Expenses”); and (iii) reimburse Seller for any reasonable and documented third-party out-of-pocket expenses incurred by Seller to complete any Migration Activities (the “Third-Party Expenses”), which amounts will be paid within thirty (30) days after the Closing Date; provided, however, that (A) Seller will provide reasonable supporting details and documentation as reasonably necessary for Buyer to verify the costs and expenses of the Migration Consultant, the Internal Expenses (including time sheets for any personnel) and the Third-Party Expenses and (B) in the event the Closing does not occur, (1) Buyer will have no responsibility for paying any Internal Expenses and (2) Buyer’s obligation to reimburse Seller for Third-Party Expenses will be limited to only those Third-Party Expenses that were incurred in connection with Migration Activities taken at Buyer’s request to engage a different third-party vendor than the third-party vendor engaged by Seller or any of its Affiliates as of the date hereof (for example, the third-party expenses incurred to replace Crowdstrike with Rocket Cyber and Workday with Paycor shall be reimbursed by Buyer if the Closing does not occur, but the third-party expense of engaging vendors and setting up standalone payroll and employee benefit plans will not be reimbursed by Buyer if the Closing does not occur). Buyer will pay the costs and expenses of the Migration Consultant whether or not the Closing occurs.

(h) Seller shall keep, from the date hereof until the second anniversary of the Closing Date, detailed books, accounts, and records of all activities carried out, and all costs and expenses incurred, in the performance of its obligations under this Section 5.9. From the date hereof and thereafter, Buyer or any of its representatives (including independent auditors) shall have the right, on no less than five (5) Business Days’ prior written notice to Seller and during business hours, to inspect and audit all of such books, accounts and records for the purpose of verifying Seller’s compliance with this this Section 5.9 (including the amounts of the Internal Expenses and Third-Party Expenses). Buyer may not exercise the audit right granted in this Section 5.9 more than once after the Closing. Such right shall be exercised at Buyer’s sole expense and shall include having access to Seller’s and its Affiliates’ personnel and auditing Seller’s compliance with, and implementation of the Migration Activities under, this Agreement; provided, however, that the audit will not unreasonably interfere with Seller’s normal conduct of business. In connection with performance of an audit under this Section 5.9(h), Seller shall assist and cooperate fully with Buyer and its auditors and shall provide access to data, documentation, information, personnel, records, and systems as reasonably requested by Buyer or its auditors, in each case in an expeditious manner to facilitate the timely completion of the audit. In the event any such audit identifies any deficiency, issue, or non-compliance by Seller in connection with its performance under this Section 5.9, without limiting any other remedy, then the parties shall promptly develop an action plan to remediate such deficiency, issue, or non-compliance and Seller shall, at its sole expense, promptly take remedial action in accordance with such action plan. In the event any such audit reveals any overcharge by Seller, Seller shall promptly (and in no more than five (5) Business Days) refund such overcharge to Buyer.

5.10 Proxy Statement and Other Required SEC Filings.

(a) Proxy Statement. As promptly as reasonably practicable (but in no event later than thirty (30) days following the date hereof), Seller will prepare and file with the SEC a preliminary proxy statement relating to the Seller Stockholders Meeting (as amended or supplemented, the “Proxy Statement”). Subject to Section 5.8, Seller must include the Seller Board Recommendation in the Proxy Statement. Seller shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable.

(b) Other Required Company Filing. If Seller determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Contemplated Transactions pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then Seller will as promptly as reasonably practicable prepare and file such Other Required Company Filing with the SEC. Seller will use its reasonable best efforts to cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and the NYSE. Seller may not file the Proxy Statement or any Other Required Company Filing with the SEC without first providing Buyer and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Buyer or its counsel. On the date of filing, the date of mailing to the stockholders of Seller (if applicable) and at the time of the Seller Stockholder Meeting, neither the Proxy Statement nor any Other Required Company Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by Seller with respect to any information supplied by Buyer or any of its Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing.

(c) Other Required Buyer Filing. If Buyer or any of its Affiliates determines that it is required to file any document with the SEC in connection with the Contemplated Transactions or the Seller Stockholder Meeting pursuant to applicable Law (an “Other Required Buyer Filing”), then Buyer will, and will cause its Affiliates to, as promptly as reasonably practicable prepare and file such Other Required Buyer Filing with the SEC. Buyer will cause, and will cause its Affiliates to cause, any Other Required Buyer Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Neither Buyer nor any of its Affiliates may file any Other Required Buyer Filing with the SEC without first providing Seller and its counsel a reasonable opportunity to review and comment thereon, and Buyer will give due consideration to all reasonable additions, deletions or changes suggested thereto by Seller or its counsel. On the date of filing, the date of mailing to the stockholders of Seller (if applicable) and at the time of the Seller Stockholder Meeting, no Other Required Buyer Filing may contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by Buyer with respect to any information supplied by Seller for inclusion or incorporation by reference in any Other Required Buyer Filing. The information supplied by Buyer and its Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Buyer Filing will not, at the time that the Proxy Statement or such Other Required Buyer Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no covenant is made by Buyer with respect to any information supplied by Seller for inclusion or incorporation by reference in any Other Required Buyer Filing.

(d) Furnishing Information. Each of Seller, on the one hand, and Buyer, on the other hand, will furnish all information concerning it and its Affiliates, if applicable, as the other party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement and any Other Required Company Filing or any Other Required Buyer Filing. If at any time prior to the Seller Stockholder Meeting or any such filing, any information relating to Seller, the Company, Buyer, or any of their respective Affiliates should be discovered by Seller, on the one hand or Buyer on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement, any Other Required Company Filing or any Other Required Buyer Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate party and, to the extent required by applicable Law or the SEC or its staff, disseminated to the stockholders of Seller.

(e) Consultation Prior to Certain Communications. Seller and its Affiliates, on the one hand, and Buyer and its Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement, any Other Required Company Filing or any Other Required Buyer Filing, as the case may be (including in response to any notice or request contemplated by Section 5.10(f)), without first providing the other party a reasonable opportunity to review and comment on such written communication, and each party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other parties or their respective counsel.

(f) Notices. Seller, on the one hand, and Buyer, on the other hand, will advise the other, and supply the other with copies, promptly after it receives notice thereof, of (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement, any Other Required Company Filing or any Other Required Buyer Filing, as the case may be; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement, any Other Required Company Filing or any Other Required Buyer Filing, as the case may be; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith. Without limiting the application of Section 5.10(e), Seller and Buyer, as applicable, shall use their respective reasonable best efforts to respond to as promptly as practicable, and resolve, any comments or requests from the SEC or its staff.

(g) Dissemination of Proxy Statement. Subject to applicable law, Seller will use its reasonable best efforts to cause the Proxy Statement to be disseminated to the stockholders of Seller as promptly as reasonably practicable (and in any event within five (5) Business Days) following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified Seller prior to the tenth calendar day after initially filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement.

5.11 Seller Stockholder Meeting.

(a) Call of Seller Stockholder Meeting. Subject to the provisions of this Agreement, Seller will, within five (5) Business Days after the date of this Agreement, conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act and will take all action necessary in accordance with the DGCL, the organizational documents of Seller and the rules of the NYSE to establish a record date for (and Seller will not change the record date without the prior written consent of Buyer), duly call, give notice of, convene and hold the Seller Stockholder Meeting as promptly as reasonably practicable following the mailing of the Proxy Statement to the stockholders of Seller for the purpose of obtaining the Requisite Stockholder Approval. Subject to Section 5.8, and unless there has been a Seller Board Recommendation Change in compliance with Section 5.8, Seller will use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval. Without the prior written consent of Buyer (which consent will not be unreasonably withheld, conditioned or delayed, unless there has been a Seller Board Recommendation Change in accordance with Section 5.8), obtaining the Requisite Stockholder Approval and adjournment shall be the only matters (other than procedural matters) which Seller shall propose to be acted on by the stockholders of Seller at the Seller Stockholder Meeting.

(b) Adjournment of Seller Stockholders Meeting. Notwithstanding anything to the contrary in this Agreement, Seller may (and, if requested by Buyer on no more than two (2) occasions, shall for a reasonable period of time not to exceed ten (10) Business Days in the aggregate) postpone or adjourn the Seller Stockholder Meeting if (i) there are holders of an insufficient number of shares of the Equity Interests of Seller present or represented by proxy at the Seller Stockholder Meeting to constitute a quorum at the Seller Stockholder Meeting; (ii) to allow reasonable additional time for any supplemental or additional disclosure required to be disseminated to the stockholders of Seller to be so disseminated and reviewed by the stockholders of Seller; (iii) Seller is required to postpone or adjourn the Seller Stockholder Meeting by applicable Law, order or a request from the SEC or its staff; or (iv) to allow additional solicitation of votes, if proxies granted by the time of time of the Seller Stockholder Meeting are insufficient to obtain the Requisite Stockholder Approval; provided that in no event shall Seller postpone or adjourn the Seller Stockholder Meeting more than two times pursuant to clauses (i) or (iv) or for an aggregate period of time in excess of thirty (30) days from the date on which the Seller Stockholder Meeting was originally scheduled, in each case without the prior written consent of Buyer (which consent will not be unreasonably withheld, conditioned or delayed). In the event that the date of the Seller Stockholder Meeting as originally called is for any reason adjourned or postponed or otherwise delayed, Seller agrees that, without the prior written consent of Buyer (which consent will not be unreasonably withheld, conditioned or delayed), it shall use reasonable best efforts to implement such adjournment or postponement or other delay in such a way that Seller does not establish a new record date for the Seller Stockholder Meeting, as so adjourned, postponed or delayed, except as required by applicable Law. Unless this Agreement is validly terminated in accordance with Article VIII, Seller will submit this Agreement and the Contemplated Transaction to its stockholders at the Seller Stockholder Meeting even if the Seller Board (or a committee thereof) has effected a Seller Board Recommendation Change.

5.12 Buyer Insurance Policy. In the event that Buyer or any of its Affiliates binds any third party representations and warranties insurance policy related to the representations and warranties in this Agreement (a “Buyer Insurance Policy”), such Buyer Insurance Policy shall expressly provide that the insurer or insurers issuing such policy shall have no right, and waive any right, of subrogation, contribution or otherwise against the Seller (including any former, current or future Representative of Seller) based upon, arising out of, or in any way connected to this Agreement, the Contemplated Transactions, or such Buyer Insurance Policy, except with respect to Fraud of Seller. Seller shall be intended third party beneficiaries under any Buyer Insurance Policy of the immediately preceding provision. Buyer and its Affiliates shall not amend, waive, modify or otherwise revise the foregoing subrogation provision in any Buyer Insurance Policy.

5.13 Intercompany Agreements and Accounts.

(a) Subject to the terms of the Transition Services Agreement, prior to the Closing, Seller shall, and shall cause its Affiliates to, terminate, effective as of the Closing Date, all contracts solely between or among the Seller or any of its Affiliates (excluding the Company and its Subsidiaries), on the one hand, and any of the Company or its Subsidiaries, on the other hand, in each case without any further Liability for the Company or any of its Subsidiaries thereunder.

(b) On or prior to the Closing Date, Seller shall cause (i) all intercompany accounts or balances owing to Seller or any of its Affiliates (excluding the Company and its Subsidiaries) by the Company or its Subsidiaries, and (ii) all intercompany accounts or balances owing by Seller or any of its Affiliates (other than the Company and its Subsidiaries) to the Company or its Subsidiaries, in each case, to be forgiven, discharged, released, settled, cancelled (including by way of capital contribution) or paid, in each case without any further Liability for the Company and its Subsidiaries thereunder. For the avoidance of doubt, such intercompany accounts solely between and among the Company and any of its Subsidiaries as of immediately prior to the Closing shall not be affected by this provision.

5.14 Supplemental Indentures. Seller shall (a) on or prior to December 20, 2023, use its reasonable best efforts to take all actions that may be required under or in connection with the execution of the Supplemental Indentures; provided that Seller will provide copies of the Supplemental Indentures to the Buyer at least three (3) Business Days prior to execution and (b) not amend, modify or terminate the Supplemental Indentures in a manner adverse to Buyer without the prior written consent of Buyer.

ARTICLE VI

Employment Matters

6.1 Employment Matters.

(a) Prior to the Closing, Seller or its Affiliates shall transfer the employment of any Company Employee who is employed by Seller or its Affiliates (other than the Company or its Subsidiaries) to the Company, including those Company Employees specifically set forth on Schedule 6.1(a), but excluding any Company Employee set forth on Schedule 6.1(a) employed in India (the “India Company Employees”). Seller and Buyer shall reasonably cooperate prior to Closing to determine the mechanism by which any India Company Employee shall transfer to Buyer or an Affiliate of Buyer. No later than fifteen (15) business days prior to the Closing Date, Seller shall provide Buyer with a final Schedule 2.18(a), updated to reflect (i) any replacement of a Company Employee due to termination of employment and any other Company Employees hired by Seller or its Affiliates (in each case, solely to the extent permitted by, and otherwise in accordance with, the terms of this Agreement), and (ii) the addition of any Company Employee as mutually agreed upon by Buyer and Seller. Seller and its Affiliates shall waive any notice requirements, post-termination restrictions or other contractual constraints that might prevent the Company Employees from commencing employment with, or providing services to, the Company on or immediately following the Closing.

(b) Other than the Company Plans designated as such on Schedule 2.19(a), Seller shall retain and be solely responsible for all Liabilities relating to any Plan, or any other compensation or benefit plan, program, policy, agreement, or arrangement at any time maintained, sponsored, contributed to, or required to be contributed to by Seller or any of its Affiliates or under or with respect to which Seller or any of its Affiliates has any Liability. Notwithstanding the

foregoing, with respect to any Plan in which Company Employees continue active participation after the Closing Date pursuant to the Transition Services Agreement, the Company or Buyer shall be responsible for the fees associated with such coverage pursuant to the terms of the Transition Services Agreement. Seller or one of its Affiliates (other than the Company and its Subsidiaries) shall retain responsibility for complying with the requirements of Section 4980B of the Code with respect to any “M&A qualified beneficiary” as that term is defined in Treasury Regulation Section 54.4980B-9.

(c) Effective as of the Closing Date, or such other date as specified in the Transition Services Agreement, Seller shall take all actions reasonably necessary to ensure that each Company Employee ceases active participation in the Plans (other than a Company Plan) and that the Company is removed as an active participating employer in such Plans, except as provided in Section 6.1(d). Prior to the Closing, if such actions would not require Seller to provide additional benefits to Plan participants who are not Company Employees in order to avoid a non-discrimination compliance issue, Seller shall take all actions necessary or appropriate to cause all Company Employees to be fully vested in their account balances under any Plan intended to be qualified under Section 401(a) of the Code (if not otherwise already fully vested), and Seller shall make to such Plan all employer contributions on behalf of Company Employees with respect to the portion of the Plan year preceding the Closing Date that have not yet been made, without regard to any hours or end of year service requirements.

(d) Seller hereby agrees that any Company Employee who (i) as of the Closing Date is receiving or entitled to receive short-term disability benefits under any Plan and who subsequently becomes eligible to receive long-term disability benefits, or (ii) as of the Closing Date is receiving or entitled to receive long-term disability benefits under any Plan, shall become eligible or continue to be eligible, as applicable, to receive long-term disability benefits under a Plan retained by Seller that is a long-term disability plan unless and until such individual is no longer disabled as determined, by the terms of such Plan.

(e) Seller shall use reasonable best efforts to ensure that any foreign national who requires a visa in order to work for the Company or its Subsidiaries in his or her current position may continue to work in such position as a Company Employee on the Closing Date.

(f) For a period commencing upon the Closing Date and continuing through the first anniversary of the Closing Date (or, if earlier, the date of a Continuing Employee’s termination), Buyer shall cause the Company or a Subsidiary of Buyer to provide to each Continuing Employee (i) an annual base salary or base rate of pay (as applicable), and target cash-based short term incentive compensation opportunities, if any, that are, in each case substantially comparable in the aggregate as those provided to such Continuing Employee immediately prior to the Closing Date, and (ii) employee benefits that are substantially comparable in the aggregate to the benefits (other than equity or equity-based compensation, nonqualified deferred compensation, change of control, transaction retention, post-employment or retiree health and welfare plans or arrangements, severance, nonqualified deferred compensation, long-term incentive, post-employment welfare and defined benefit pension benefits) provided to each Continuing Employee immediately prior to the Closing Date under the Plans set forth under Schedule 2.19(a).

(g) For purposes of eligibility to participate, vesting, and paid time off benefits under any employee benefit plans of Buyer or a Subsidiary in which any Continuing Employee is eligible to participate following the Closing Date, Buyer shall use reasonable best efforts to cause each Continuing Employee to be credited with his or her years of service with the Seller or the Company before the Closing Date, to the same extent and for the same purpose as such Continuing Employee was entitled, before the Closing Date, to credit for such service under the corresponding employee benefit plan, except (x) for purposes of benefit accrual under defined benefit or post-employment or retiree welfare plans, (y) for any purpose where service credit for the applicable period is not provided to participants generally, and (z) to the extent such credit would result in a duplication of benefits or compensation.

(h) With respect to each group health benefit plan maintained by Buyer or the applicable Subsidiary thereof benefiting any Continuing Employee (and his or her eligible dependents), Buyer or the applicable Subsidiary thereof shall use reasonable best efforts to: (i) cause to be waived any eligibility waiting periods, actively at work requirements, evidence of insurability requirements and the application of any pre-existing conditions or limitations under such plan or program, and (ii) cause each Continuing Employee (and his or her eligible dependents) to be given credit under such group health plan for all amounts paid by and credited to such Continuing Employee (or his or her eligible dependents) under the corresponding group health plans for the plan year that includes the Closing Date for purposes of applying the corresponding deductibles, coinsurance and out of pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the applicable plan maintained by Buyer or the applicable Subsidiary thereof for the plan year in which the Closing Date occurs.

6.2 No Third-Party Beneficiary Rights. This Article VI shall not confer any rights or remedies (including any third-party beneficiary rights) on any Company Employee or any other Person not a party to this Agreement. No provision of this Agreement, express or implied (including any other provision of this Article VI) shall (i) be construed as in any way establishing, modifying, amending, or terminating any Plan or any other benefit or compensation plan, program, policy, contract, agreement, or arrangement, (ii) require Buyer or any of its Affiliates (including, following the Closing, the Company) to establish or continue any benefit or compensation plan, program, policy, contract, agreement or arrangement or be construed to prevent or limit Buyer or any of its Affiliates (including, following the Closing, the Company) from terminating or modifying any benefit or compensation plan, program, policy, contract, agreement or arrangement or (iii) require Buyer or any of its Affiliates (including, following the Closing, the Company) to continue or maintain the employment of any Company Employee or any other person for any period following the Closing Date.

ARTICLE VII

CONDITIONS TO CLOSING

7.1 Conditions to Buyer’s Obligations. The obligation of Buyer to consummate the Closing is subject to the satisfaction of the following conditions at or prior to the Closing:

(a) (i) Each of the Fundamental Representations (other than those set forth in Section 2.4(a), Section 2.4(c) and Section 3.2) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than such representations and warranties that are made specifically as of an earlier date, which representations and warranties shall have been true and correct in all material respects as of such earlier date), (ii) each of the representations and warranties in Section 2.4(a), Section 2.4(c) and Section 3.2 shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than such representations and warranties that are made specifically as of an earlier date, which representations and warranties shall have been true and correct (other than de minimis inaccuracies) as of such earlier date) and (iii) each of the other representations and warranties of the Company and Seller contained in this Agreement shall be true and correct (without giving effect to any limitation as to “materiality,” “Material Adverse Effect” or similar qualifier that may be set forth in such representations and warranties) as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than such representations and warranties that are made specifically as of an earlier date, which representations and warranties shall have been so true and correct as of such earlier date), except, in the case of this clause (iii), where the failure of any such representation or warranty to be so true and correct (without giving effect to any limitation as to “materiality,” “Material Adverse Effect” or similar qualifier that may be set forth in such representations and warranties) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) Seller and the Company shall have performed in all material respects all of the covenants and agreements required to be performed by them hereunder prior to the Closing;

(c) Since the date of this Agreement, no fact, event or circumstance has occurred or arisen that, individually or in combination with any other fact, event or circumstance, has had or would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries;

(d) Seller shall have received the Requisite Stockholder Approval at the Seller Stockholder Meeting;

(e) Buyer, Seller and the Company shall have received or obtained all governmental and regulatory consents, approvals, licenses and authorizations that are necessary for the consummation of the Contemplated Transactions, and all applicable waiting periods under the HSR Act shall have expired or been terminated;

(f) No Action shall have been taken or overtly threatened by any Governmental Authority of competent jurisdiction wherein an unfavorable injunction, judgment, order, decree, ruling or charge would reasonably be expected to (i) prevent the performance of this Agreement or the consummation of the Contemplated Transactions or declare the Contemplated Transactions unlawful, (ii) cause the Contemplated Transactions to be rescinded following consummation, (iii) adversely affect the right of Buyer to own the Company Interests or operate the businesses of or control the Company and its Subsidiaries, (iv) affect adversely the right of the Company and its Subsidiaries to own their respective assets or control their respective businesses or (v) result in any material damages being assessed against the Company or any of its Subsidiaries; and no such injunction, judgment, order, decree or ruling shall have been entered or be in effect;

(g) The Escrow Agent and Seller shall have duly executed the Escrow Agreement, and such agreement shall be in full force and effect and a copy thereof shall have been delivered to Buyer;

(h) Seller shall have duly executed the Intellectual Property Assignment Agreement in the form attached hereto as Exhibit A, and such agreement shall be in full force and effect and a copy thereof shall have been delivered to Buyer;

(i) Seller shall have duly executed the Transition Services Agreement (the “Transition Services Agreement”) in the form attached hereto as Exhibit B, and such agreement shall be in full force and effect and a copy thereof shall have been delivered to Buyer;

(j) Seller shall have delivered to Buyer, in a form and media reasonably acceptable to Buyer, a true and complete copy of all Data relating to the Business that is stored on any System owned or controlled by Seller or any of its Affiliates (other than the Company or any of its Subsidiaries), including all finance and human resources data, together with the full configuration files, of and from Workday as of the Closing Date;

(k) Seller shall have obtained and delivered to Buyer (i) a customary fairness opinion confirming that the Contemplated Transactions are fair to Seller’s stockholders and (ii) a customary solvency opinion confirming that Seller will remain solvent following the Contemplated Transactions, in each case on terms and conditions reasonably satisfactory to Buyer and duly completed by one of the independent financial advisors listed on Schedule 7.1(k);

(l) The Senior Management Agreement shall remain in full force and effect as of the Closing Date;

(m) No Seller Insolvency Event has occurred;

(n) Seller shall have delivered to Buyer, in a form reasonably acceptable to Buyer, valid and enforceable evidence of assignment of each of the contracts listed on Schedule 7.1(n) from Seller or any of its Affiliates (other than the Company or any of its Subsidiaries) to the Company or one of its Subsidiaries;

(o) Seller and the Company shall have completed, to Buyer’s reasonable satisfaction, all Migration Activities;

(p) Seller and the Company shall have delivered the fully executed Supplemental Indentures to Buyer and the Supplemental Indentures shall remain in full force and effect in accordance with their terms;

(q) The Estimated Net Working Capital as set forth in the Estimated Closing Statement shall be equal to or greater than $5,000,000; and

(r) At the Closing, Seller and the Company shall have delivered to Buyer: (i) a certificate dated the date of the Closing and signed by an authorized officer of Seller, stating that the conditions specified in Section 7.1(a) and Section 7.1(b) and Section 7.1(c) (with respect to the Company) have been satisfied as of the Closing; (ii) certified copies of the resolutions of Seller as the Company’s sole member authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated hereby to which the Company is a party and the consummation of the Contemplated Transactions; (iii) certified copies of the certificate of formation and limited liability company agreement (or similar governing documents) for each of the Company and its Subsidiaries; and (iv) resignations of each of the officers and board members (or equivalently positions) of the Company and its Subsidiaries, as applicable, effective as of the Closing.

Any condition specified in this Section 7.1 may be waived by Buyer if such waiver is set forth in a writing duly executed and delivered to Seller by Buyer.

7.2 Conditions to the Company’s and Seller’s Obligations. The obligation of the Company and Seller to consummate the Closing is subject to the satisfaction of the following conditions at or prior to the Closing:

(a) Each of the representations and warranties of Buyer set forth in Article IV shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than such representations and warranties that are made specifically as of an earlier date, which representations and warranties shall have been true and correct in all material respects as of such earlier date);

(b) Buyer shall have performed in all material respects all the covenants and agreements required to be performed by it hereunder prior to the Closing;

(c) All applicable waiting periods under the HSR Act shall have expired or been otherwise terminated;

(d) Seller shall have received the Requisite Stockholder Approval at the Seller Stockholder Meeting;

(e) No Action shall have been taken or overtly threatened by any Governmental Authority of competent jurisdiction wherein an unfavorable injunction, judgment, order, decree, ruling or charge would reasonably be expected to (i) prevent the performance of this Agreement or the consummation of the Contemplated Transactions or declare the Contemplated Transactions unlawful or (ii) cause the Contemplated Transactions to be rescinded following consummation; and no such injunction, judgment, order, decree or ruling shall be in effect;

(f) The Escrow Agent and Buyer shall have duly executed the Escrow Agreement, and such agreement shall be in full force and effect and a copy thereof shall have been delivered to Seller;

(g) Buyer shall have duly executed the Transition Services Agreement in the form attached hereto as Exhibit B, and such agreement shall be in full force and effect and a copy thereof shall have been delivered to Seller; and

(h) At the Closing, Buyer shall have delivered to Seller: (i) a certificate dated the date of the Closing and signed by an authorized officer of Buyer, stating that the conditions specified in Section 7.2(a) and Section 7.2(b) above have been satisfied; and (ii) certified copies of the resolutions of Buyer’s board of managers authorizing the execution, delivery and performance of this Agreement and the other Transaction Agreements to which Buyer is a party and the consummation of the Contemplated Transactions.

Any condition specified in this Section 7.2 may be waived if such waiver is set forth in a writing duly executed and delivered to Buyer by Seller.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated at any time prior to the Closing only as follows:

(a) by the mutual written consent of Buyer, on the one hand, and Seller, on the other hand;

(b) by Buyer, if there has been a breach on the part of the Company or Seller of any of their (i) representations or warranties contained in this Agreement such that the condition set forth in Section 7.1(a) would not be satisfied (treating such time as if it were the Closing for purposes of applying this Section 8.1(b)) or (ii) covenants or agreements contained in this Agreement such that the condition set forth in Section 7.1(b) would not be satisfied (treating such time as if it were the Closing for purposes of applying this Section 8.1(b)), except that, in each case, if such breach is capable of being cured, Buyer will not be entitled to terminate this Agreement pursuant to this Section 8.1(b) prior to the delivery by Buyer to Seller of written notice of such breach, delivered at least thirty (30) days prior to such termination (or such shorter period of time as remains prior to the Outside Date; the shorter of such periods, the “Seller Breach Notice Period”), stating Buyer’s intention to terminate this Agreement pursuant to this Section 8.1(b) and the basis for such termination, it being understood that Buyer will not be entitled to terminate this Agreement pursuant to this Section 8.1(b) if (A) such breach has been cured within the Seller Breach Notice Period or (B) Seller has the valid right to terminate this Agreement pursuant to Section 8.1(c);

(c) by Seller, if there has been a breach on the part of Buyer of any of its (i) representations or warranties contained in this Agreement such that the condition set forth in Section 7.2(a) would not be satisfied (treating such time as if it were the Closing for purposes of applying this Section 8.1(c)) or (ii) covenants or agreements contained in this Agreement such that the condition set forth in Section 7.2(b) would not be satisfied (treating such time as if it were the Closing for purposes of applying this Section 8.1(c)), except that, in each case, if such breach is capable of being cured, Seller will not be entitled to terminate this Agreement pursuant to this Section 8.1(c) prior to the delivery by Seller to Buyer of written notice of such breach, delivered at least thirty (30) days prior to such termination (or such shorter period of time as remains prior to the Outside Date; the shorter of such periods, the “Buyer Breach Notice Period”), stating Seller’s intention to terminate this Agreement pursuant to this Section 8.1(c) and the basis for such termination, it being understood that Seller will not be entitled to terminate this Agreement pursuant to this Section 8.1(c) if (A) such breach has been cured within the Buyer Breach Notice Period or (B) Buyer has the valid right to terminate this Agreement pursuant to Section 8.1(b);

(d) by either Buyer or Seller, if the Closing has not been consummated by May 16, 2023 (the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to any party hereto if the failure of the Closing to have been consummated on or before the Outside Date was primarily caused by the failure of such party to perform any of its covenants or obligations under this Agreement;

(e) by either Buyer or Seller, if a Law is enacted that makes consummation of the Contemplated Transactions illegal or otherwise prohibited or if the consummation of the Contemplated Transactions would violate any nonappealable final order, decree or judgment of any Governmental Authority having competent jurisdiction or require the approval of any court or any other Governmental Authority to consummate the Contemplated Transaction;

(f) by either Buyer or Seller, at any time prior to the Closing, if Seller fails to obtain the Requisite Stockholder Approval at the Seller Stockholders Meeting (or any adjournment or postponement thereof) at which a vote is taken on the Contemplated Transactions, except that the right to terminate this Agreement pursuant to this Section 8.1(f) will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Seller Stockholder Meeting (or any adjournment or postponement thereof);

(g) by Buyer, if at any time (i) the Seller Board (or a committee thereof) has effected a Seller Board Recommendation Change or (ii) Seller, its Affiliates or any of their respective Representatives shall have breached the obligations under Section 5.8;

(h) by Seller, at any time prior to receiving the Requisite Stockholder Approval, if (i) Seller has received a Superior Proposal; (ii) the Seller Board (or a committee thereof) has authorized Seller to enter into a definitive Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal in accordance with Section 5.8; (iii) the Company has complied with its obligations under Section 5.8; and (iv) concurrently with such termination the Company pays the Termination Fee due to Buyer in accordance with Section 8.3(a); or

(i) by Buyer, in the event (i) of the occurrence of a Seller Insolvency Event or (ii) Seller and the Company are not able to satisfy the condition set forth in Section 7.1(k).

In the event of termination pursuant to this Section 8.1, written notice thereof (describing the basis therefor) shall forthwith be delivered to the other parties hereto.

8.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 8.1, this Agreement shall immediately terminate and have no further force and effect without Liability of any party (or Representative of such party) to the other parties, as applicable, except that (a) the covenants and agreements set forth in this Section 8.2, Section 8.3 and Article XII (Miscellaneous) shall survive such termination indefinitely and (b) nothing in Section 8.1 or this Section 8.2 shall be deemed to release any party from any Liability for any willful breach by such party of the terms and provisions of this Agreement prior to such termination. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any party pursuant to the Confidentiality Agreement or (in the case of a termination of this Agreement pursuant to Section 8.1(c)) the Limited Guaranty, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms. Notwithstanding the foregoing or anything in this Agreement to the contrary, following the termination of this Agreement, the maximum aggregate liability of Buyer and its Affiliates for any and all Liabilities or damages suffered as a result of the breach of this Agreement or the other Transaction Agreements or any representation, warranty, covenant or agreement contained herein of Buyer or the failure to consummate the Contemplated Transactions shall in no event exceed $14,400,000.

8.3 Termination Fee.

(a) Seller Payments.

(i) If (A) this Agreement is validly terminated pursuant to Section 8.1(d) (an “Applicable Termination”); (B) following the execution and delivery of this Agreement and prior to an Applicable Termination, Seller or the Company has received an Acquisition Proposal (and such Acquisition Proposal has not subsequently been irrevocably withdrawn prior to the Applicable Termination) or an Acquisition Proposal has been publicly made or disclosed (and not publicly irrevocably withdrawn at least four (4) Business Days prior to the Seller Stockholder Meeting (or an adjournment or postponement thereof) at which a vote is taken on the Contemplated Transactions); and (C) within twelve (12) months following such Applicable Termination, an Acquisition Transaction is consummated or Seller enters into a definitive agreement with respect to an Acquisition Transaction, then Seller will, concurrently with the earlier of the execution of the definitive agreement and the consummation of such Acquisition Transaction, pay to Buyer an amount equal to $7,200,000 (the “Termination Fee”), in accordance with the payment instructions which have been provided to Seller by Buyer as of the date hereof, or as further updated by written notice by Buyer from time to time. For purposes of this Section 8.3(a)(i), all references to “15%” and “85%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

(ii) If this Agreement is validly terminated pursuant to Section 8.1(b), Section 8.1(f), Section 8.1(g) or Section 8.1(i), then Seller must promptly (and in any event within two (2) Business Days) following such termination pay to Buyer the Termination Fee.

(iii) If this Agreement is validly terminated pursuant to Section 8.1(h), then Seller must prior to or concurrently with such termination pay to Buyer the Termination Fee.

(b) Single Payment Only. The parties acknowledge and agree that in no event will Seller be required to pay the Termination Fee on more than one occasion, whether or not the Termination Fee may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.

(c) Integral. Buyer and Seller acknowledge that the agreements contained in this Section 8.3 are an integral part of the Contemplated Transactions, and that, without these agreements, the parties would not enter into this Agreement.

(d) Liquidated Damages. Each of the parties hereto acknowledges that the Termination Fee does not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate Buyer for the disposition of its rights under this Agreement in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.

(e) Sole and Exclusive Remedy. Subject to the last sentence of this Section 8.3(e), if this Agreement is terminated pursuant to Section 8.1 and the Termination Fee is due and payable pursuant to the terms of Section 8.3(a), Buyer’s receipt of the Termination Fee will be the sole and exclusive remedy of the Buyer Related Parties against the Seller Related Parties in respect of this Agreement, any agreement executed in connection herewith or the Contemplated Transactions, the termination of this Agreement, the failure to consummate the Contemplated Transaction or any claims or actions under applicable Law arising out of any breach, termination or failure. Subject to the last sentence of this Section 8.3(e), Buyer’s receipt of the Termination Fee (in the circumstances in which the Termination Fee is due and payable pursuant to the terms of Section 8.3(a)) will be the only monetary damages the Buyer Related Parties may recover from the Seller Related Parties in respect of this Agreement, any agreement executed in connection herewith or the Contemplated Transactions, the termination of this Agreement, the failure to consummate the Contemplated Transactions or any claims or actions under applicable Law arising out of any such breach, termination or failure, and upon payment of such amount, (i) none of the Seller Related Parties will have any further liability or obligation to any of the Buyer Related Parties relating to or arising out of this Agreement, any agreement executed in connection herewith or the Contemplated Transactions or any matters forming the basis of such termination (except that the parties hereto (or their Affiliates) will remain obligated with respect to, and Buyer may be entitled to remedies with respect to, the Confidentiality Agreement); and (ii) none of the Buyer Related Parties or any other Person will be entitled to bring or maintain any claim, action or proceeding against any of the Seller Related Parties arising out of this Agreement, any agreement executed in connection herewith or the Contemplated Transactions or any matters forming the basis for such termination (except that the parties hereto (or their Affiliates) will remain obligated with respect to, and Buyer may be entitled to remedies with respect to, the Confidentiality Agreement). Notwithstanding the foregoing, this Section 8.3(e) will not relieve Seller or the Company from liability (1) for any Fraud or willful breach of this Agreement or (2) for any breaches of the Confidentiality Agreement.

ARTICLE IX

NON-SURVIVAL; NON-RECOURSE

9.1 Non-Survival. None of the representations, warranties, covenants or agreements contained in this Agreement (including the Schedules and exhibits attached hereto (but excluding the Intellectual Property Assignment Agreement and the Transition Services Agreement, once executed by the parties thereto) and the certificates delivered pursuant Section 7.1(r) and Section 7.2(h)) will survive the Closing, and none of Buyer, the Company, Seller and their respective

Affiliates, and none of their respective successors and permitted assigns, heirs, officers, employees, directors, managers, members, partners, stockholders, agents, attorneys or representatives, will have any liability whatsoever with respect to any such representations, warranties, covenants or agreements, whether in contract, tort or otherwise, except that any covenant or agreement contained in this Agreement that by its terms is required to be performed in whole or in part after the Closing will survive the Closing to the extent so required to be performed after the Closing; provided, that the foregoing shall not prevent or otherwise limit the right of any party in the event of Fraud. Following the Closing, no party or its Affiliates may seek the rescission of this Agreement or the Contemplated Transactions. In furtherance of the foregoing: (a) Seller hereby unconditionally and irrevocably acquits, remises, discharges and forever releases, effective as of the Closing, Buyer, the Company and their respective Subsidiaries, equityholders, partners, managers, trustees, employees, officers, directors, managers and agents, in their capacities as such, from any and all Liabilities and Losses of every kind whatsoever, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, contract, agreement, arrangement, commitment or undertaking, whether written or oral, to the extent arising on or prior to the Closing; provided, however, that the foregoing shall not apply to (i) any rights of Seller under this Agreement (including the Exhibits and Schedules) or the other Transaction Agreements, (ii) rights to any compensation or benefits payable pursuant to a contract entered into prior to the date hereof to such party as a director, officer, contractor or employee of the Company in connection with employment or services provided to the Company during the pay period which includes the Closing Date, (iii) any rights that, as a matter of law, may not be waived, and (iv) any claim for Fraud; and (b) Buyer (on behalf of itself, the Guarantors, the Company and the Company’s Subsidiaries) hereby unconditionally and irrevocably acquits, remises, discharges and forever releases, effective as of the Closing, Seller and its Subsidiaries, equityholders, partners, managers, trustees, employees, officers, directors, managers and agents, in their capacities as such, from any and all Liabilities and Losses of every kind whatsoever, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, contract, agreement, arrangement, commitment or undertaking, whether written or oral, to the extent arising on or prior to the Closing; provided, however, that the foregoing shall not apply to (i) any rights of Buyer under this Agreement (including the Exhibits and Schedules) or the other Transaction Agreements, (ii) any rights that, as a matter of law, may not be waived, and (iii) any claim for Fraud. EACH OF SELLER AND BUYER (ON ITS OWN BEHALF AND ON BEHALF OF ITS AFFILIATES) EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS AFFORDED BY ANY APPLICABLE LAW, WHICH STATES AS FOLLOWS OR SOMETHING SIMILAR:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

9.2 Non-Recourse. All claims or causes of action (whether in contract or in tort, in law or in equity) that may be based upon, arise out of or relate to this Agreement or the Contemplated Transactions, or the negotiation, execution or performance of this Agreement or the Contemplated Transactions (including any representation or warranty made in or in connection with this Agreement or the Contemplated Transactions), may be made only against the Persons that are expressly identified as parties hereto. No Person who is not a named party to this Agreement or the Contemplated Transactions, including any past, present or future director, officer, employee, incorporator, member, partner, stockholder, creditor, Affiliate, agent, attorney or representative of any named party to this Agreement or the Contemplated Transactions (“Non-Party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any obligations or liabilities arising under, in connection with or related to this Agreement or the Contemplated Transactions (as the case may be) or for any claim based on, in respect of, or by reason of this Agreement or the Contemplated Transactions (as the case may be) or the negotiation or execution hereof or thereof; and each part hereto waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliates. Nothing in this Section 9.2 shall prevent or otherwise limit (a) any claim for Fraud; or (b) any rights under any other Transaction Agreement.

ARTICLE X

POST-CLOSING AND OTHER COVENANTS

10.1 General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all at the sole cost and expense of the requesting party. Seller acknowledges and agrees that, from and after the Closing, Buyer and the Company will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort to the extent relating to the Company.

10.2 Tax Matters. The following provisions shall govern the allocation of responsibility as between Buyer, the Company and Seller for certain Tax matters following the Closing Date:

(a) Seller shall indemnify the Buyer Related Parties and hold each of them harmless from and against all Losses attributable to (i) Taxes (or the non-payment thereof) imposed on or with respect to the assets and operations of the Company and its Subsidiaries for all taxable periods ending on or before the Closing Date and, for any Straddle Period, the portion of such Straddle Period through the end of the day on the Closing Date (the “Pre-Closing Tax Period”), (ii) any and all Taxes of any Person (other than the Company and its Subsidiaries) imposed on the Company or any of its Subsidiaries as a transferee or successor, by contract or pursuant to any Law, which Taxes relate to an event or transaction occurring before the Closing and (iii) any and all payroll and employment Taxes imposed with respect to any compensatory payments pursuant to or in accordance with this Agreement (including payments upon the release of any amounts pursuant to the Escrow Agreement and amounts paid as Transaction Expenses or as bonus or incentive compensation and treated as Indebtedness hereunder); provided, however, Seller shall be liable with respect to an item of Taxes only to the extent that the amount of such item of Taxes exceeds the amount, if any, included in the calculation of the Cash Consideration (as finally determined under Section 1.5). Seller shall reimburse the Buyer Related Parties for any Taxes which are the responsibility of Seller pursuant to this Section 10.2(a) within five (5) days after receiving notice from Buyer with respect thereto.

(b) Buyer shall prepare or cause to be prepared all Tax Returns for the Company and its Subsidiaries, as applicable, for all Tax periods ending on or before the Closing Date that are filed after the Closing Date. Such Tax Returns shall be prepared in a manner consistent with the terms of this Agreement and the Company’s past practices, except to the extent required by applicable Law.

(c) The parties hereto will, to the extent permitted or required under applicable Law, treat the Closing Date as the last day of the taxable period of the Company and its Subsidiaries for all applicable Tax purposes. In the case of any taxable period that includes (but does not end on) the Closing Date (a “Straddle Period”), the amount of any Taxes that is allocable under this Agreement to the portion of such Straddle Period ending on the Closing Date shall, (i) in the case of any Taxes based on or measured by income, gross or net sales, use, payments (including payroll) or receipts for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date (ii) in the case of any other Taxes be deemed to be the amount of such Tax for the entire taxable period, multiplied by a fraction, the numerator of which is the number of days during the Straddle Period on or prior to the day before the Closing Date, and the denominator of which is the number of days in such Straddle Period; provided that permitted credits, exemptions, allowances or deductions that are normally calculated on an annual basis (including depreciation and amortization deductions), other than with respect to property placed in service after the Closing, shall accrue on a daily basis and shall be allocated between the pre-Closing portion of the Straddle Period and the post-Closing portion of the Straddle Period in proportion to the number of days in each such period.

(d) Seller shall cooperate to the extent reasonably requested by Buyer, in connection with the preparation and filing of Tax Returns and any audit, litigation or other proceeding with respect to Taxes related to the Company and its Subsidiaries. Such cooperation shall include the reasonable retention and (upon Buyer’s request) the provision of records and information, to the extent available, which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any materials provided hereunder. Seller and Buyer agree to retain all books and records with respect to Tax matters pertinent to the Company and its Subsidiaries relating to any taxable period (or portion thereof) ending on or before the Closing Date until the expiration of the statute of limitations (and to the extent notified by Buyer, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority. Seller and Buyer agree to use their reasonable best efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed with respect to the transactions contemplated by this Agreement.

(e) All transfer, documentary, sales, use, stamp, registration and other similar Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest), incurred in connection with the Contemplated Transactions (“Transfer Taxes”) shall be borne 50% by Seller and 50% by Buyer, and Buyer or Seller, as appropriate, shall file any necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and, if required by applicable Law, Buyer or Seller, as applicable, shall join in the execution of any such Tax Returns and other documentation.

(f) All tax sharing and similar agreements (other than agreements the principal subject matter of which is not the sharing of Taxes, such as agreements with customers, vendors, lenders, lessors, purchasers, sellers and the like) with respect to or involving the Company or any of its Subsidiaries shall be terminated as of the Closing Date, and, after the Closing Date, the Company shall not be bound thereby or have any liability thereunder.

(g) Within ninety (90) days following the Closing Statement becoming final pursuant to Section 1.5, Buyer will deliver to Seller, for Seller’s review and comment, a draft schedule allocating the Cash Consideration, any assumed liabilities of the Company and its Subsidiaries and other relevant items to the Company’s and its Subsidiaries’ assets (the “Purchase Price Allocation Schedule”). The Purchase Price Allocation Schedule will be prepared in accordance with Code Section 1060 and the Treasury Regulations promulgated thereunder and in a manner consistent with the methodology set forth on Exhibit C attached hereto. Seller shall have thirty (30) days to review and comment with respect to the Purchase Price Allocation Schedule by delivery of a Notice of Disagreement to Buyer that provides reasonable detail concerning each item in the Purchase Price Allocation Schedule that Seller disputes and a reasonable basis for each such dispute. If Seller does not deliver a Notice of Disagreement to Buyer within such 30-day period (or if Seller waives in writing its right to deliver a Notice of Disagreement), the proposed Purchase Price Allocation Schedule shall conclusively be deemed final. If Seller delivers a Notice of Disagreement to Buyer within such 30-day period, Buyer and Seller shall reasonably cooperate to promptly resolve any all of the disputed items set forth in the Notice of Disagreement with respect to the Purchase Price Allocation Schedule. In the event that Buyer and Seller are unable to resolve such dispute within (30) days of Seller providing the Notice of Disagreement to Buyer in accordance with this 10.2(g), Buyer and Seller shall jointly retain the Arbiter to resolve such dispute in accordance with Section 1.5(b) mutatis mutandis. The Purchase Price Allocation Schedule, as finally agreed or determined by the Arbiter, shall be binding upon the parties hereto and the parties shall file all Tax Returns, including any forms or reports required to be filed pursuant to the Code, the Treasury Regulations promulgated thereunder or any provisions of local, state and non-U.S. Law. Buyer and Seller intend that Buyer will not be deemed to receive a payment from Seller in exchange for assuming any deferred revenue of the Company and its Subsidiaries and shall not take a position on any income Tax Return inconsistent with such intent.

(h) For U.S. federal and applicable state and local income Tax purposes, the purchase and sale of the Company Interests is intended to be treated as the purchase and sale of the assets of the Company and its Subsidiaries, and none of Seller, Buyer, nor the Company will take any position for income Tax purposes (including on any Tax Return) that is inconsistent therewith unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code or pursuant to a resolution of an audit by a taxing authority.

(i) Any Tax refunds received by Buyer, the Company, or any Subsidiary that are set forth on Schedule 10.2(i) that are attributable to Taxes of the Company or its Subsidiaries paid by the Company or its Subsidiaries prior to the Closing will be for the Seller’s benefit, except, in each case, to the extent such refund or credit thereof (i) is included as an asset in the calculation of Cash Consideration, (ii) results from a carryback of attributes generated in a Tax period or portion thereof beginning after the Closing, (iii) is payable to another party pursuant to a contractual arrangement entered into by the Company or any of its Subsidiaries prior to the Closing or (iv) is received by Buyer, the Company, or any of its Subsidiaries after the earlier of the second-

year anniversary of the Closing Date or a direct or indirect change of control of Buyer, the Company or any of its Subsidiaries. As soon as reasonably practicable after receipt of any such Tax refund, Buyer will deliver an amount equal to such Tax refund (minus all out-of-pocket costs, including Taxes, incurred by Buyer or any of its Affiliates, including the Company, or any of its Subsidiaries on account of such Tax refund) to the Seller by wire transfer of immediately available funds.

(j) Following the Closing Date, Buyer shall not (i) make or change any Tax election of the Company or any Subsidiary for a Pre-Closing Tax Period (including any election under Section 336(e) or Section 338 of the Code, or under any analogous or similar rules in any relevant Tax jurisdiction), or (ii) make any election under Section 336(e) or Section 338 of the Code, or any analogous or similar rules in any relevant Tax jurisdiction, with respect to the Company or any Subsidiary for any Tax period following the Closing Date.

10.3 Use of Company Name and Information.

(a) Seller shall, and shall cause its Affiliates (other than the Company and its Subsidiaries) to, promptly, and in any event no later than (i) thirty (30) days after the Closing Date, remove all Company Brands from legal entity names of such Person, including in any organizational document, certificate of assumed name or “doing business as” filing by such Person and (ii) sixty (60) days after the Closing Date, destroy all written, printed or other materials in its possession or control that use or include any Company Brands or other Company Intellectual Property or modify such materials to remove or permanently obscure and cover over any Company Brands or other Company Intellectual Property, including signage on any real property, vehicle, or any website or other media owned, registered, or controlled by the Seller or any of its Affiliates (other than the Company and its Subsidiaries). “Company Brands” means any (a) Trademark included in the Company Intellectual Property, which shall include “Cloudbreak” and “MARTTI”, (b) any Trademark that is similar to, or is a variation or derivative of, any of the foregoing (including any translation, abbreviation, adaptation or combination thereof), and (c) any application for registration, registration or renewal of, or Internet domain name or social media handle associated with or including, any of the foregoing items referenced in clause (b) or (c) (in each case of (a)-(c), regardless of whether used alone or together with any other mark, word or logo, slogan, symbol, design or other formative).

(b) From and after the Closing, as between the parties hereto, Buyer and its Affiliates are the sole and exclusive owners of all right, title and interest in and to the Company Brands and all other Company Intellectual Property. Subject to this Section 10.3(b), Seller shall not, and shall cause each of its Affiliates (other than the Company and its Subsidiaries) not to, directly or indirectly, at any time or in any form or manner following the Closing in any jurisdiction (i) use any Company Brands (including, for the avoidance of doubt, as part of an Internet domain name, social media handle or company name) or other Company Intellectual Property, (ii) file any application to register or otherwise seek to register or obtain any rights (including Seller Marks) with respect to, or including any Company Brands or other Company Intellectual Property, or (iii) challenge the ownership, use, validity, enforceability or registrability of any Company Brands or other Company Intellectual Property. After the Closing, Seller shall not, and shall cause each of its Affiliates (other than the Company and its Subsidiaries) not to, hold itself out as having any affiliation with Buyer or any of its Affiliates.

10.4 Use of Seller Marks. Effective as of the Closing, Seller, on behalf of itself and its Affiliates, hereby grants and hereby causes each of its Affiliates to grant, to the Company, its Subsidiaries, and Buyer and its Affiliates a limited, non-exclusive, worldwide, royalty-free, fully paid-up license, for twelve (12) months after the Closing, to use the Seller Marks in connection with the Business, in a form and manner, and with standards of quality, generally consistent with the use of the Seller Marks made in connection with the Business during the twelve (12) months prior to the Closing.

10.5 Wrong Pockets. To the extent that, at any time following the Closing, either Buyer or any of its Subsidiaries, on the one hand, or Seller or any of its Subsidiaries, on the other hand, receives payment of an account receivable or other payment or benefit, or is in possession of any asset, in each case that in accordance with this Agreement or the Transition Services Agreement is owned by or owed to the other (each, a “Misdirected Item”), then the Person receiving such Misdirected Item shall promptly upon becoming aware of such fact provide written notice to the Person entitled to such Misdirected Item and cooperate to deliver such Misdirected Item to such entitled Person, without the payment of additional consideration. At the Closing, Seller shall provide and deliver to Buyer all assets, properties and rights that are items primarily used in the Business regardless of whether title to such items was held by another member of the Seller Group and not by the Company as of the Closing. Notwithstanding the foregoing, the obligations set forth in this paragraph shall terminate and expire upon the sixth (6th) anniversary of the Closing.

10.6 Non-Competition; Non-Solicitation; Non-Disparagement.

(a) Seller hereby acknowledges that it is familiar with the Company’s and its Subsidiaries’ trade secrets and with other Confidential Information. Seller acknowledges and agrees that Buyer and the Company and its Subsidiaries would be irreparably damaged if it were to provide services to or otherwise participate in the business of any Person competing with the Company or its Subsidiaries and that any such competition by Seller (or its Affiliates) would result in a significant loss of goodwill by Buyer and the Company and its Subsidiaries. Seller further acknowledges and agrees that the covenants and agreements set forth in this Section 10.6 were a material inducement to Buyer to enter into this Agreement and to perform its obligations hereunder, and that Buyer and its equityholders would not obtain the benefit of the bargain set forth in this Agreement as specifically negotiated by the parties hereto if Seller breached the provisions of this Section 10.6. Therefore, Seller agrees, in further consideration of the amounts to be paid hereunder for the Company Interests on the Closing Date and the goodwill of the Company and its Subsidiaries sold by Seller, that during the period from the Closing Date until the fifth (5th) anniversary of the Closing Date, Seller shall not (and shall cause its Affiliates and Subsidiaries not to), directly or indirectly, own any interest in, manage, control, participate in (whether as an officer, director, employee, partner, member, agent, representative or otherwise), consult with, render services for, or in any other manner engage anywhere in the Restricted Territories (as defined below) in any other business engaged directly or indirectly in the Business; provided that nothing herein shall prohibit Seller or any of its Affiliates from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded so long as none of such Persons has any active participation in the business of such corporation. Seller acknowledges that the Company’s and its Subsidiaries’ businesses have been conducted or are presently proposed to be conducted throughout all fifty (50) United States (the “Restricted Territories”) and that the geographic restrictions set forth above are reasonable and necessary to protect the goodwill of the Company’s and its Subsidiaries’ businesses being sold by Seller pursuant to this Agreement.

(b) Seller agrees that during the period from the Closing Date until the fifth (5th) anniversary of the Closing Date, it shall not (and shall cause its Affiliates and Subsidiaries not to), directly or indirectly through another Person, (i) induce or attempt to induce any employee of the Company or its Subsidiaries as of the Closing Date (including any Company Employee) to leave the employ of the Company or its Subsidiaries, or in any way interfere with the relationship between the Company or its Subsidiaries and any employee thereof, (ii) hire any person who is then an employee of the Company or its Subsidiaries or who was an employee of the Company or its Subsidiaries at any time during the one-year period immediately prior to the date on which such hiring would take place (it being conclusively presumed by the parties so as to avoid any dispute under this Section 10.6(b) that any such hiring within such one-year period is also in violation of clause (i) above), or (iii) for so long as Seller has continuing obligations under Section 10.6(a) above, call on, solicit or service any customer, supplier, lessee, lessor, licensee, licensor or other business relation of the Company or its Subsidiaries (including any Person that was a customer, supplier, lessee, lessor, licensee, licensor or other potential business relation of the Company or its Subsidiaries at any time during the 12-month period immediately prior to such call, solicitation or service), induce or attempt to induce such Person to cease doing business with the Company or its Subsidiaries, or in any way interfere with the relationship between any such customer, supplier, lessee, lessor, licensee, licensor or other business relation and the Company or its Subsidiaries (including making any negative statements or communications about the Company or its Subsidiaries, other than as protected by law) in a manner harmful to the Company or its Subsidiaries.

(c) Seller agrees that from and after the Closing it shall not (and shall cause its Affiliates and Subsidiaries not to), directly or indirectly through another Person, except to the extent done in good faith in any claim, suit, action or proceeding against Buyer or the Company or as otherwise protected by law, (i) make any negative statement or communication regarding Buyer, the Company or any of their respective Affiliates or employees with the intent to harm any such Person or (ii) make any derogatory or disparaging statement or communication regarding Buyer, the Company or any of their respective Affiliates or employees. Nothing in this Section 10.6(c) shall limit Seller’s or its Affiliate’s ability to make true and accurate statements or communications in connection with any disclosure Seller or its Affiliates reasonably believe is required pursuant to applicable Law.

(d) Seller shall not (and shall cause its Affiliates and Subsidiaries not to) at any time disclose or use any Confidential Information of which Seller (or its Affiliates or Subsidiaries) is or becomes aware, whether or not such information was or is developed by Seller or its employees or Affiliates. Seller shall take all appropriate steps to safeguard Confidential Information and to protect it against disclosure, misuse, espionage, loss and theft. In the event Seller or any of its Affiliates is required by Law to disclose any Confidential Information, Seller shall, to the extent legally permissible, promptly notify Buyer in writing, which notification shall include the nature of the legal requirement and the extent of the required disclosure, and Seller shall reasonably cooperate with the Buyer and the Company to preserve the confidentiality of such information consistent with applicable Law. The foregoing shall not, however, prohibit disclosure by any Person of Confidential Information that (i) has been published in a form generally available to the public other than as a result of Seller’s or any of Seller’s Affiliates’ acts or omissions to act prior to the date such Person proposes to disclose such information or (ii) is required to be disclosed pursuant to any applicable Law or court order.

(e) If, at the time of enforcement of the covenants contained in this Section 10.6 (the “Restrictive Covenants”), a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed and directed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by Law. Seller has consulted with legal counsel regarding the Restrictive Covenants and based on such consultation has determined and hereby acknowledges that the Restrictive Covenants are reasonable in terms of duration, scope and area restrictions and are necessary to protect the goodwill of the Company’s and its Subsidiaries’ businesses and the substantial investment in the Company and its Subsidiaries made by Buyer hereunder. Seller further acknowledges and agrees that the Restrictive Covenants are being entered into by it in connection with the sale of the Company Interests owned by Seller and the goodwill of the Company’s and its Subsidiaries’ businesses pursuant to this Agreement and not directly or indirectly in connection with Seller’s relationship with the Company or its Subsidiaries.

(f) If Seller or an Affiliate or Subsidiary of Seller breaches, or threatens to commit a breach of, any of the Restrictive Covenants, the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to Buyer, the Company or any of their respective Affiliates at Law or in equity: (i) the right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and Buyer and that money damages would not provide an adequate remedy to the Company; and (ii) the right and remedy to require Seller to account for and pay over to the Company and Buyer any profits, monies, accruals, increments or other benefits derived or received by such Person as the result of any transactions constituting a breach of the Restrictive Covenants.

(g) In the event of any breach or violation by Seller of any of the Restrictive Covenants, the time period of such covenant shall be tolled until such breach or violation is resolved.

10.7 Insurance. As of the Closing Date, the coverage under all Insurance Policies (including all captive and self-insurance programs) shall continue in force for the benefit of Seller and its Affiliates only and shall cease with respect to any acts, events, facts, circumstances, matters, incidents or omissions involving the Company and its Subsidiaries or the Business that occur on or after the Closing (including, for “claims-made” policies only, any matters that have not been the subject of a notice of claim or circumstance prior to the Closing Date) (“Post-Closing Insurance Matters”). Buyer shall arrange for coverage under its own insurance policies covering all periods from and after the Closing and shall not seek, through any means, to benefit from any Insurance Policies with respect to any Post-Closing Insurance Matters. Notwithstanding the foregoing, in respect of any coverages under “occurrence” based third party Insurance Policies (and not any

Insurance Policies that are captive or self-insurance programs), upon the written request of Buyer, from and after the Closing Date, Seller shall use its reasonable best efforts to assist Buyer and the Company and its Subsidiaries in processing any claims with respect to any acts, events, facts, circumstances, matters, incidents or omissions involving the Company and its Subsidiaries or the Business that occurred prior to the Closing (“Pre-Closing Insurance Matters”). In the event there is a qualifying claim to be filed with respect to any Pre-Closing Insurance Matters under any such third-party Insurance Policies, Buyer and the Company and its Subsidiaries shall be responsible for any deductible payable under the terms of the applicable Insurance Policy and any other out-of-pocket costs and expenses (including any self-insured retention) incurred by Seller or any of its Affiliates in connection with any such claim. Other than as set forth in the in this Section 10.7, from and after the Closing, Seller shall have no duties with regard to insurance for the Company and its Subsidiaries.

ARTICLE XI

DEFINITIONS

11.1 Definitions. The terms defined in Annex A hereto, whenever used herein, shall have the meanings set forth in Annex A for all purposes of this Agreement. The definitions in Annex A are incorporated into this Agreement as if fully set forth at length herein and all references to a section in such Annex A are references to such section of this Agreement.

11.2 Usage.

(a) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b) The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(c) The word “or” shall not be exclusive.

(d) The phrase “to the extent” shall mean the degree to which a subject or other matter extends, and such phrase shall not simply mean “if.”

(e) The words “hereof”, “herein”, “hereto”, and “hereunder”, and words of similar import, shall refer to this Agreement as a whole and not any particular provision of this Agreement.

(f) Words denoting any gender shall include all genders. Where a word is defined herein, references to the singular shall include references to the plural and vice versa.

(g) A reference to any party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns.

(h) All references to “$” and dollars shall be deemed to refer to United States currency unless otherwise specifically provided.

(i) All references to a day or days shall be deemed to refer to a calendar day or calendar days, as applicable, unless otherwise specifically provided.

ARTICLE XII

MISCELLANEOUS

12.1 Expenses. Except as otherwise expressly provided in this Agreement, Buyer will be responsible for all costs and expenses incurred by Buyer and its Affiliates in connection with the negotiation, preparation and entry into this Agreement and the consummation of the Contemplated Transactions. Except as otherwise expressly provided in this Agreement, Seller will be responsible for all costs and expenses incurred by Seller, the Company and their Affiliates in connection with the negotiation, preparation and entry into of this Agreement and the consummation of the Contemplated Transactions (to the extent that any such amount is not included in Transaction Expenses).

12.2 Public Announcements. Prior to the Closing, Buyer, on the one hand, and the Seller and its Subsidiaries (including the Company), on the other hand, shall consult with each other before issuing any press release or making any other public announcements, or scheduling a press conference or conference call with investors or analysts, with respect to this Agreement or the Contemplated Transactions and shall not issue any such press release or make any such other public announcement without the consent of the other party, which shall not be unreasonably withheld, conditioned or delayed, except (i) as such release or announcement may be required by applicable Law or any listing agreement with or rule of any national securities exchange or association upon which the securities of Seller or Buyer, as applicable, are listed, in which case the party required to make the release or announcement shall use reasonable best efforts to consult with the other party about, and allow the other party reasonable time (taking into account the circumstances) to comment on, such release or announcement in advance of such issuance and (ii) for statements that are consistent with previous releases, public disclosures or public statements made jointly by the parties (or individually, if approved by the other party), or relate to a “stop-look-and-listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act.

12.3 Amendment and Waiver. This Agreement may be amended, and any provision of this Agreement may be waived; provided that any such amendment or waiver will be binding upon a party only if such amendment or waiver is set forth in a writing executed by such party. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or waive any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

12.4 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) if personally delivered, on the date of delivery, (b) if delivered by next-day courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service for next day delivery, (c) if deposited in the United States mail, first class postage prepaid, on the fifth (5th) Business Day following the date of such deposit, or (d) if delivered by electronic mail (provided the relevant computer record does not indicate a failed transmission), on the date of such transmission. Notices, demands and communications shall, unless another address is specified in writing pursuant to the provisions hereof, be sent to the address indicated below:

Notices to Seller:

UpHealth, Inc.

14000 South Military Trail, Suite 203

Delray Beach, Florida 33484

Attention: Dr. Avi Katz; Martin Beck

Email: ***

with a copy (which shall not constitute notice) to:

DLA Piper

555 Mission Street, Suite 2400

San Francisco, California 94105

Attention: Jeffrey Selman; John Maselli

Email: jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com

Notices to the Company or Buyer:

c/o GTCR LLC

300 North LaSalle St., Suite 5600

Chicago, Illinois 60654

Attention: Mark M. Anderson; Sean L. Cunningham; Geoffrey Tresley

Email: ***

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, IL 60654

Attention: Michael H. Weed, P.C.; Daniel A. Guerin, P.C.; Rachael G. Coffey,

P.C.; Neil K. Vohra

Email: michael.weed@kirkland.com; daniel.guerin@kirkland.com;

rachael.coffey@kirkland.com; neil.vohra@kirkland.com

12.5 Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the parties hereto, shall bind and inure to the benefit of the respective heirs, successors and assigns of the parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by any party hereto without the prior written consent of the other parties. Notwithstanding the foregoing, Buyer may, following the Closing, assign its rights and obligations hereunder, in whole or in part, to any of its Affiliates without the consent of any other Person. In addition, (a) following the Closing, Buyer may assign its rights and obligations pursuant to this Agreement, in whole or in part, in connection with any disposition or transfer of all or any portion of the Company or its business in any form of transaction without the consent of any other Person; and (b) Buyer and, following the Closing, the Company, may assign any or all of its rights pursuant to this Agreement to any of their respective lenders as collateral security without the consent of any other Person. Notwithstanding the foregoing, no assignment by any party hereto will relieve such party of any of its obligations hereunder (or the obligations of the Guarantors under the Limited Guaranty or the Equity Commitment Letter), and any assignment other than in accordance with this Section 12.5 shall be invalid ab initio.

12.6 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

12.7 Descriptive Headings; Interpretation. The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Annex, Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. Each provision of this Agreement shall be given independent significance. Whenever this Agreement indicates that a document has been “provided”, “delivered” or “made available” to Buyer, such statement will mean that such document was (i) delivered or provided to Buyer or (ii) made available for viewing by Buyer and its representatives in the electronic data room operated by Venue, as such materials were posted to the electronic data room at least one Business Day prior to the date of this Agreement and not removed on or prior to the date of this Agreement.

12.8 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement. The parties hereto agree that prior drafts of this Agreement shall not be deemed to provide any evidence as to the meaning of any provision hereof or the intent of the parties hereto with respect to the terms hereof.

12.9 No Third-Party Beneficiaries. Except as set forth in Article IX, the penultimate sentence of Section 12.5, Section 12.16(g)(i) and Section 12.17(g)(i), nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third parties specifically including employees and creditors of the Company and shareholders of Seller.

12.10 Entire Agreement. This Agreement, the Limited Guaranty, the Equity Commitment Letter and the other Transaction Agreements contain the entire agreement and understanding among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

12.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

12.12 Electronic Delivery. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail in portable document format or similar format (any such delivery, an “Electronic Delivery”), shall be treated in all manners and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them (by means other than Electronic Delivery) to all other parties. No party hereto or to any such agreement or instrument shall raise (a) the use of Electronic Delivery to deliver a signature or (b) the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

12.13 Specific Performance.

(a) Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms, that Buyer, Seller and the Company would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, the parties hereto acknowledge and agree that (i) in addition to any other remedy to which any party hereto may be entitled at law, each party hereto shall be entitled to injunctive relief, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to specifically enforce the terms and provisions hereof, and (ii) the right of specific performance, an injunction and other equitable relief is an integral part of the Contemplated Transactions and without that right, neither Buyer, on the one hand, nor Seller and the Company, on the other hand, would have entered into this Agreement.

(b) The parties hereto agree not to raise any objection to (i) the granting of an injunction, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement by Buyer, on the one hand, or Seller and the Company, on the other hand, and (ii) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Buyer, Seller or the Company pursuant to this Agreement. Any party hereto seeking an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to post a bond or other security in connection with such injunction or enforcement, and each party hereto irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each party waives any defenses in any action for specific performance, including the defense that money damages would be adequate. Without limiting the foregoing, the parties hereto explicitly agree that if, and only if and for so long as, (A) all of the conditions to

Buyer’s obligation to effect the Closing set forth in Section 7.1 have been satisfied (other than those conditions that, by their terms, cannot be satisfied until the Closing but which are fully capable of being satisfied at the Closing), (B) Buyer fails to fulfill its obligation to effect the Closing by the date it was required to do so pursuant to Section 1.3, and (C) Seller and the Company have irrevocably confirmed in a written notice to Buyer that (x) Seller and the Company are ready, willing and able to perform their obligations to effect the Closing and (y) if specific performance is granted and the Equity Financing is funded, then the Closing will occur, then Seller shall have the right to an injunction, specific performance or other equitable remedies in connection with enforcing Buyer’s obligations to consummate the Closing and cause the Equity Financing to be funded.

12.14 Governing Law; JURISDICTION; WAIVER OF JURY TRIAL.

(a) This Agreement shall be interpreted and construed in accordance with the Laws of the State of Delaware. Any and all claims, controversies, and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, shall be governed by the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-Laws or other rule, whether of the State of Delaware or any other jurisdiction, that would result in the application of the Laws of any jurisdiction other than the State of Delaware.

(b) SUBJECT TO THE PROVISIONS OF SECTION 1.5 (WHICH SHALL GOVERN ANY DISPUTE ARISING THEREUNDER), THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT, THE LIMITED GUARANTY OR THE EQUITY COMMITMENT LETTER, OR OTHERWISE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, SHALL PROPERLY AND EXCLUSIVELY LIE IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE). EACH PARTY ALSO AGREES NOT TO BRING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LIMITED GUARANTY OR THE EQUITY COMMITMENT LETTER, OR OTHERWISE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, IN ANY OTHER COURT. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.

(c) THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(d) Notwithstanding anything to the contrary in this Agreement, this Section 12.14 does not apply in respect of the Intellectual Property Assignment Agreement or the Transition Services Agreement.

12.15 Schedules. Each section of the Schedules will be deemed to incorporate by reference all information disclosed in any other section of the Schedules to the extent the relevance of such information to such other section of the Schedules is reasonably apparent on its face from a plain reading. A contract disclosed in one section of the Schedules will be deemed to have been disclosed in every other section of the Schedules to the extent the relevance of such contract to such other section of the Schedules would be reasonably apparent to a person who reviewed such contract pursuant to a plain reading of any such disclosure. The disclosure of an item therein does not constitute an admission that such item is material, that it was necessary to schedule such item, or that it would be appropriate or necessary to schedule a similar item. The headings contained in the Schedules are for reference only and shall not affect in any way the meaning or interpretation of the Schedules. No exceptions to any representations or warranties disclosed on one Schedule herein shall constitute an exception to any other representations or warranties made in the Agreement unless the exception is disclosed or deemed to have been disclosed pursuant to the foregoing principles on such other applicable Schedule. Each representation and warranty in this Agreement is given independent effect so that if a particular representation and warranty proves to be incorrect or is breached, the fact that another representation and warranty concerning the same or similar subject matter is correct or is not breached, whether such other representation and warranty is more general or more specific, narrower or broader or otherwise, will not affect the incorrectness or breach of such particular representation and warranty.

12.16 Debt Financing Sources. Notwithstanding anything in this Agreement to the contrary, each of the parties on behalf of itself and each of its Affiliates hereby: (a) agrees that any legal action (whether in Law or in equity, whether in contract or in tort or otherwise), involving the Debt Financing Sources, arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any New York State court or federal court of the United States of America, in each case, sitting in New York County and any appellate court thereof (each such court, the “Subject Courts”) and each party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such Subject Courts and agrees that any such dispute shall be governed by, and construed in accordance with, the Laws of the State of New York, except as otherwise set forth in the Debt Commitment Letter with respect to (i) the interpretation of the definition of Material Adverse Effect (and whether or not a Material Adverse Effect has occurred), (ii) the determination of the accuracy of any “specified acquisition agreement representation” (as such term or similar term is defined in the Debt Commitment Letter) and whether as a result of any inaccuracy thereof Buyer or any of its Affiliates has the right to terminate its or their obligations hereunder pursuant to Section 8.1(b) or decline to consummate the Closing as a result thereof pursuant to Section 7.1(b) and (iii) the determination of whether the Closing has been consummated in all material respects in accordance with the terms hereof, which shall in each case be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule that would cause the application of Laws of any other jurisdiction, (b) agrees not to bring or support or permit any of its Affiliates to bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise), against the Debt Financing Sources in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any Subject Court, (c) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal action in any such Subject Court, (d) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any legal action brought against the Debt Financing Sources in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (e) agrees that none of the Debt Financing Sources will have any liability to any of the Seller Related Parties, the Company, the Company’s Subsidiaries or their respective Affiliates relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and that none of the Seller Related Parties, the Company, the Company’s Subsidiaries or any of their respective Affiliates shall bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise), against any of the Debt Financing Sources relating to or in any way arising out of this Agreement, the Debt Financing, the Debt Commitment Letter or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (f) waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any legal action involving any Debt Financing Source or the transactions contemplated hereby, any claim that it is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason, and (g) agrees (i) that the Debt Financing Sources are express third party beneficiaries of, and may enforce, any of the provisions in this Section 12.16 (or the definitions of any terms used in this Section 12.16), (ii) to the extent any amendments to any provision of this Section 12.16 (or, solely as they relate to such Section, the definitions of any terms used in this Section 12.16) are materially adverse to the Debt Financing Sources, such provisions shall not be amended without the prior written consent of the Debt Financing Sources and (iii) that, notwithstanding anything contained in Section 12.5, Buyer may assign this Agreement or any of the rights, interests or obligations hereunder for collateral security purposes to any existing or future lender or group thereof (including without any limitation any agent, trustee or other representative acting on their behalf) providing financing to Buyer and/or any of its Affiliates and to any purchaser (including the Debt Financing Sources) or other transferee in any foreclosure sale or other exercise of remedies thereby, and any such lenders (or agent, trustee or other representative) or such purchaser (or other transferee) (including the Debt Financing Sources) may exercise all of the rights and remedies of Buyer hereunder, all without any further consent of Seller; provided, that the foregoing shall not relieve Buyer of any of its obligations hereunder (or the obligations of the Guarantors under the Limited Guaranty or the Equity Commitment Letter). Notwithstanding anything contained herein to the contrary, nothing in this Section 12.16 shall in any way affect any party hereto’s or any of its Affiliates’ rights and remedies under any binding agreement to which a Debt Financing Source is a party, including the Debt Commitment Letter. No Debt Financing Source shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature.

12.17 Consenting Holders. Notwithstanding anything in this Agreement to the contrary, each of the parties hereto on behalf of itself and each of its Affiliates hereby: (a) agrees that any legal action (whether in Law or in equity, whether in contract or in tort or otherwise), involving the Consenting Holders, arising out of or relating to this Agreement or any of the transactions contemplated hereby, shall be subject to the exclusive jurisdiction of the Subject Courts and each party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such Subject Courts and agrees that any such dispute shall be governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to any choice or conflict of Law provision or rule that would cause the application of Laws of any other jurisdiction, (b) agrees not to bring or support or permit any of its Affiliates to bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise), against the Consenting Holders in any way arising out of or relating to this Agreement or any of the transactions contemplated hereby in any forum other than any Subject Court, (c) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal action in any such Subject Court, (d) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any legal action brought against the Consenting Holders in any way arising out of or relating to this Agreement or any of the transactions contemplated hereby, (e) agrees that none of the Consenting Holders will have any liability to any of the Seller Related Parties, the Company, the Company’s Subsidiaries or their respective Affiliates relating to or arising out of this Agreement or any of the transactions contemplated hereby and that none of the Seller Related Parties, the Company, the Company’s Subsidiaries or any of their respective Affiliates shall bring or support any legal action (including any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in Law or in equity, whether in contract or in tort or otherwise), against any of the Consenting Holders relating to or in any way arising out of this Agreement or any of the transactions contemplated hereby, (f) waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any legal action involving any Consenting Holder or the transactions contemplated hereby, any claim that it is not personally subject to the jurisdiction of the Subject Courts as described herein for any reason, and (g) agrees (i) that the Consenting Holders are express third party beneficiaries of, and may enforce, any of the provisions in Article I, this Section 12.17 or any other provision relating to the Escrow Agreement, Noteholder Support Agreement or Supplemental Indentures (or the definitions of any terms used in Article I, this Section 12.17 or any other provision relating to the Escrow Agreement, Noteholder Support

Agreement or Supplemental Indentures) and (ii) any modification, amendment, waiver or supplement to (x) Article I or this Section 12.17, or any other provision or term in this Agreement relating to the Fundamental Change Repurchase Offers (as defined in the Noteholder Support Agreement), the Escrow Agreement, the Noteholder Support Agreement or the Supplemental Indentures or (y) the Noteholder Support Agreement, the Escrow Agreement or the Supplemental Indentures, shall require the prior written consent of the Required Noteholders (as defined in the Noteholder Support Agreement). Notwithstanding anything contained herein to the contrary, nothing in this Section 12.17 shall in any way affect any party hereto’s or any of its Affiliates’ rights and remedies under any binding agreement to which a Consenting Holder is a party, including the Noteholder Support Agreement. Notwithstanding the foregoing or anything in this Agreement to the contrary, the maximum aggregate liability of the Consenting Noteholders for any and all liabilities or damages suffered as a result of the breach of the Noteholder Support Agreement or any representation, warranty, covenant or agreement contained therein of the Consenting Noteholders or the failure to consummate the Contemplated Transactions shall in no event exceed $14,400,000.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Membership Interests Purchase Agreement as of the date first written above.

BUYER:

FOREST BUYER, LLC

By:
Name:	Mark Anderson
Title:	President

Signature Page to Membership Interests Purchase Agreement

COMPANY:

CLOUDBREAK HEALTH, LLC

By:
Name:	Martin S.A. Beck
Title:	Chief Executive Officer

SELLER:

UPHEALTH, INC.

By:
Name:	Martin S.A. Beck
Title:	Chief Executive Officer

Signature Page to Membership Interests Purchase Agreement

Annex A

“2025 Noteholders” means all beneficial holders of 2025 Notes under the Senior Secured Notes Indenture.

“2025 Notes” means those variable rate convertible senior secured notes due 2025 issued under the Senior Secured Notes Indenture.

“2025 Notes Repurchase Amount” means, as of such date, the amount required to repurchase and discharge all of the 2025 Notes in accordance with the terms of the Senior Secured Notes Indenture (which shall include, for the avoidance of doubt, any accrued and unpaid interest on such 2025 Notes, as well as related premiums).

“2026 Noteholders” means all beneficial holders of 2026 Notes under the Unsecured Notes Indenture.

“2026 Notes” means those unsecured convertible notes due 2026 issued under the Unsecured Notes Indenture.

“2026 Notes Repurchase Amount” means, as of such date, the amount required to repurchase and discharge all of the 2026 Notes in accordance with the terms of the Unsecured Notes Indenture (which shall include, for the avoidance of doubt, any accrued and unpaid interest on such 2026 Notes, as well as related premiums).

“Acceptable Confidentiality Agreement” means an agreement with Seller or the Company that is either (i) in effect as of the date hereof; or (ii) executed, delivered and effective after the date hereof, in either case containing provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receive non-public information of or with respect to Seller, the Company or the Business to keep such information confidential (subject to customary exceptions); provided, however, that, the provisions contained therein are not less favorable to Seller or the Company in any material respect than the terms of the Confidentiality Agreement (it being understood that such agreement need not contain any “standstill” or similar provisions or provisions that otherwise prohibit the making of any Acquisition Proposal). For the avoidance of doubt, a joinder to an Acceptable Confidentiality Agreement pursuant to which a Third Party agrees to be bound by the confidentiality and use provisions of an Acceptable Confidentiality Agreement shall be an Acceptable Confidentiality Agreement.

“Accounting Principles” means the methodologies, practices, valuation and other principles set forth on Annex B.

“Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Buyer) relating to an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Contemplated Transactions) involving:

(i) any direct or indirect purchase or other acquisition by any Third Party or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons, whether from Seller or any other Person(s), of securities representing more than 15% of the total outstanding voting power of Seller or any of its Subsidiaries after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 15% of the total outstanding voting power of Seller or any of its Subsidiaries after giving effect to the consummation of such tender or exchange offer;

(ii) any direct or indirect purchase, exclusive license or other acquisition by any Third Party or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons of assets constituting or accounting for more than 15% of the consolidated assets, revenue or net income of Seller and its Subsidiaries, taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(iii) any joint venture, partnership, merger, consolidation, business combination, tender offer, exchange offer, recapitalization, reorganization, liquidation, dissolution or other transaction involving Seller pursuant to which (x) any Third Party or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons would hold securities representing more than 15% of the total outstanding voting power of Seller or any of its Subsidiaries outstanding after giving effect to the consummation of such transaction or (y) stockholders of Seller or any of its Subsidiaries immediately preceding such transaction hold less than 85% of the equity interests of the surviving or resulting entity of such transaction.

“Action” means any claim, complaint, charge, action, suit, audit, arbitration, mediation, grievance, inquiry, investigation or other proceeding, whether or not brought by or pending before any Governmental Authority.

“Adjustment Escrow Account” means the purchase price adjustment escrow account established pursuant to the Escrow Agreement.

“Adjustment Escrow Amount” means $3,000,000.

“Adjustment Escrow Funds” means the Adjustment Escrow Amount held in the Adjustment Escrow Account, including any dividends, interest, distributions and other income received in respect thereof, less any losses on investment thereof, less distributions thereof in accordance with this Agreement and the Escrow Agreement.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliated Group” means any affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. income Tax Law).

“Agreement” has the meaning set forth in the Preamble.

“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the United Kingdom Bribery Act 2010, and any other anti-bribery or anti-corruption Law of any jurisdiction applicable to the Company or its Subsidiaries.

“Arbiter” has the meaning set forth in Section 1.5(b).

“Bankruptcy and Equity Exception” has the meaning set forth in Section 2.2.

“Business” means the business of providing video remote interpreter services, over the phone interpreter services, onsite interpreter services, document translation and localization services and/or any services related or ancillary thereto and/or any other services or activities presently conducted or presently proposed to be conducted, or conducted in the last twelve (12) months, by or on behalf of the Company or any of its Subsidiaries.

“Business Data” means all Trade Secrets or other Data related to, developed for, used in, necessary for, or otherwise material to the Business.

“Business Day” means any day, other than a Saturday, Sunday or other date on which banks located in Chicago, Illinois or Delray Beach, Florida are closed for business as a result of federal, state or local holiday.

“Buyer” has the meaning set forth in the Preamble.

“Buyer Insurance Policy” has the meaning set forth in Section 5.12.

“Buyer Related Parties” means, collectively, (i) Buyer, (ii) the Guarantors, (iii) the Debt Financing Sources and (iv) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of Buyer, the Guarantors and the Debt Financing Sources.

“Calculation Time” means 11:59 p.m. (Delray Beach, Florida time) on the day immediately prior to the Closing Date; provided that, with respect to any calculation made pursuant to this Agreement as of the Calculation Time, such calculation shall take into account the use or transfer of any assets of the Company (including Cash) outside of the ordinary course of business, including to the extent such assets are sold, liquidated, disposed of or otherwise used to pay any distributions to equityholders of the Company or repurchase any Equity Interests of the Company, in each case following the Calculation Time and prior to the Closing.

“Cash” means, as of any applicable time of determination, the cash and cash equivalents of the Company and its Subsidiaries, plus the amount of any checks, drafts or wire transfers held for the benefit of the Company and its Subsidiaries but not yet cleared, less the amount of any checks, drafts or wire transfers written or initiated by the Company or any of its Subsidiaries but not yet cleared, in each case, excluding Restricted Cash and as determined on a consolidated basis.

“Cash Consideration” means an amount equal to $180,000,000, minus the Closing Indebtedness, plus the Closing Cash Amount, plus the amount (if any) by which the Closing Net Working Capital is greater than the Target Net Working Capital, minus the amount (if any) by which the Closing Net Working Capital is less than the Target Net Working Capital, minus the Transaction Expenses.

“Closing” has the meaning set forth in Section 1.3.

“Closing Cash Amount” means the aggregate amount of all Cash as of the Calculation Time.

“Closing Date” has the meaning set forth in Section 1.3.

“Closing Indebtedness” means the aggregate amount of Indebtedness as of immediately prior to the Closing. For the avoidance of doubt, Closing Indebtedness shall not include any amount included in the computation of Closing Net Working Capital or Transaction Expenses.

“Closing Net Working Capital” means the Net Working Capital of the Company and its Subsidiaries as of the Calculation Time. For the avoidance of doubt, Closing Net Working Capital shall not include any amount included in the computation of Closing Indebtedness or Transaction Expenses.

“Closing Statement” has the meaning set forth in Section 1.5(a).

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code, and any similar state Law.

“Code” means the Internal Revenue Code of 1986, as amended, and any reference to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

“Company” has the meaning set forth in the Preamble.

“Company Employee” means each director, officer employee, or other individual service provider (i) employed by the Company or any of its Subsidiaries, or (ii) employed by Seller or an Affiliate of Seller (other than the Company and its Subsidiaries) whose job responsibilities are and have for the past twelve (12) months been primarily dedicated to the business of the Company or any of its Subsidiaries, including, for the avoidance of doubt, (a) the individuals set forth on Schedule 6.1(a), and (b) any such employee of the Company or any of its Subsidiaries hired on or after the date of this Agreement in accordance with the terms of this Agreement.

“Company Intellectual Property” means (i) all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries immediately prior to the date hereof or the Closing and (ii) all Intellectual Property that is to be assigned by Seller or any of its Affiliates (other than the Company or its Subsidiaries) pursuant to the Intellectual Property Assignment Agreement.

“Company Interests” has the meaning set forth in the Recitals.

“Company Software” means all Software and other technology-enabled products and services either existing or under development, including MARTII, and that are currently or currently intended to be marketed, sold, licensed, or distributed by or for the Company, any of its Subsidiaries, or any member of the Seller Group, in each case together with any and all supplements, modifications, updates, corrections and enhancements to such software, any English and foreign language versions of such software, and any and all documentation relating to the foregoing.

“Confidential Information” means all information (whether or not specifically identified as confidential), in any form or medium, that is disclosed to, or developed or learned by, the Company, Seller or any of their respective employees, consultants or advisors, as the case may be, that relates to the business, products, operations, financial condition, services, research or development of the Company or its customers, vendors, suppliers, processors, independent contractors or other business relations, including: (i) internal business information (including information relating to strategic plans and practices, business, accounting, financial or marketing plans, practices or programs, training practices and programs, salaries, bonuses, incentive plans and other compensation and benefits information and accounting and business methods); (ii) identities of, individual requirements of, specific contractual arrangements with, and information about, the Company or its Affiliates, its customers and its confidential information; (iii) industry research compiled by, or on behalf of Company, including identities of potential target companies, management teams, and transaction sources identified by, or on behalf of, Company; (iv) compilations of data and analyses, processes, methods, track and performance records, and Data relating thereto; (v) Personal Information; and (vi) information related to Company Intellectual Property and updates of any of the foregoing; provided, however, that “Confidential Information” shall not include any information that (A) is or becomes generally available to the public other than as a result of Seller’s acts or omissions or (B) becomes available to Seller on a non-confidential basis from a source other than Company, provided that such source is not known by Seller to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, Company or any other party with respect to such information.

“Confidentiality Agreement” means that certain Mutual Nondisclosure Agreement, dated as of June 27, 2023, by and between Seller and GTCR LLC.

“Consenting Holders” has the meaning set forth in the Noteholder Support Agreement.

“Continuing Employees” means those Company Employees who are employed by the Company or its Subsidiaries immediately prior to the Closing and who continue to be employed by any of the Company, Buyer or an Affiliate thereof immediately after the Closing Date.

“Data Laws and Requirements” means the following, in each case, to the extent applicable and relating to Personal Information or otherwise relating to privacy, security, or security breach notification requirements applicable to the Business, the Company, any of its Subsidiaries, or the Seller Group (with respect to the Business): (a) all applicable Laws, (b) the Company’s, any of its Subsidiaries’, or any Seller Group member’s (with respect to the Business) own data protection and privacy policies, notices, and principles, (c) contracts or agreements the Company or any of its Subsidiaries, have entered into or by which they are bound, and (d) industry or self-regulatory standards to which the Company any of its Subsidiaries, or the Seller Group (with respect to the Business) are bound (including the Payment Card Industry Data Security Standard, if applicable) or with which any of the Company or any of its Subsidiaries or Seller (with respect to the Business) holds itself out to any Person as being compliant.

“Debt Commitment Letter” means that certain commitment letter, dated as of the date hereof, executed by Buyer and certain Debt Financing Sources, together with all term sheets, exhibits, annexes, schedules and other attachments thereto, and a fee letters executed in connection therewith, as amended, restated, supplemented, waived, replaced, extended or otherwise modified in accordance with the terms herein.

“Debt Financing” means the debt financing committed pursuant to the Debt Commitment Letter.

“Debt Financing Sources” means the Persons that have committed to provide or otherwise entered into agreements in connection with the Debt Financing in connection with the Contemplated Transactions, including the parties named in the Debt Commitment Letter and any joinder agreements or credit agreements entered into pursuant thereto or relating thereto together with their Affiliates, officers, directors, employees and representatives involved in the Debt Financing and their successors and assigns.

“Electronic Delivery” has the meaning set forth in Section 12.12.

“Environmental Laws” means all Laws regarding public or worker health or safety, pollution, or protection of the environment.

“Equity Commitment Letter” has the meaning set forth in the Recitals.

“Equity Financing” has the meaning set forth in Section 4.5(b).

“Equity Interests” means: (a) shares of capital stock, stock options, restricted stock, restricted stock units, performance stock units or similar ownership interests; (b) any other interest or participation that confers phantom equity, equity appreciation rights, the right to receive a share of the profits and losses of, or distribution of assets of a Person, or any similar right; (c) any subscriptions, calls, warrants, options, or commitments of any kind or character relating to, or entitling any Person to purchase or otherwise acquire shares of capital stock or any other equity securities; or (d) any securities convertible into or exercisable or exchangeable for shares of capital stock or any other equity securities.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and any reference to any particular ERISA section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

“ERISA Affiliate” has the meaning set forth in Section 2.19(c).

“Escrow Agent” means Citibank, N.A., in its capacity as escrow agent under the Escrow Agreement, and any successor escrow agent designated in accordance with the Escrow Agreement, unless another Person is mutually agreed upon by Buyer and Seller.

“Escrow Agreement” means the escrow agreement (or escrow agreements) in a customary form to be agreed upon by Buyer, Seller, the Required Noteholders (as defined in the Noteholder Support Agreement) (which shall be acceptable to the Buyer in its sole and exclusive discretion and acceptable to the Required Parties (as defined in the Noteholder Support Agreement)) and the Escrow Agent following the date hereof and before the Closing, in respect of the Adjustment Escrow Account, the Notes Escrow Account and the Tax Escrow Account, such Escrow Agreement to limit the investments of deposits into one or more demand deposit, money market or other interest bearing and liquid accounts of similar nature and not into any equities or other investments subject to potential loss. Buyer and Seller acknowledge and agree that the Required Noteholders shall be permitted to obtain and perfect a first priority lien in favor of the 2025 Noteholders and 2026 Noteholders with respect to the Adjustment Escrow Account (and the Adjustment Escrow Funds) (provided that all such liens will be released against any portion of the Adjustment Escrow Funds that are released to Buyer), Tax Escrow Account (and the Tax Escrow Funds) and the Note Escrow Account (and the Note Escrow Funds), subject to the terms of the Supplemental Indentures and any related intercreditor agreements.

“Estimated Cash Consideration” has the meaning set forth in Section 1.2.

“Estimated Closing Cash Amount” means an estimate of the Closing Cash Amount as estimated in good faith by Seller and delivered in accordance Section 1.2.

“Estimated Closing Indebtedness” means an amount equal to the Closing Indebtedness as estimated in good faith by Seller and delivered in accordance with Section 1.2.

“Estimated Closing Statement” has the meaning set forth in Section 1.2.

“Estimated Net Working Capital” means an amount equal to the Closing Net Working Capital as estimated in good faith by Seller and delivered in accordance with Section 1.2.

“Estimated Transaction Expenses” means an amount equal to the Transaction Expenses as estimated in good faith by Seller and delivered in accordance with Section 1.2.

“Ex-Im Laws” means all applicable Laws, rules and regulations relating to export, re-export, transfer or import controls (including the Export Administration Regulations administered by the U.S. Department of Commerce, and customs and import Laws administered by U.S. Customs and Border Protection).

“Fraud” means common law fraud with intent to deceive under Delaware law in the making of the representations and warranties set forth in Article II, Article III, Article IV or Article V, as applicable.

“Fundamental Representations” means the representations and warranties in Section 2.1 (Organization), Section 2.2 (Authorization), Section 2.4 (Equity Interests and Related Matters; Title to Company Interests), Section 2.21 (Tax Matters), Section 2.22 (Brokerage and Transaction Bonuses), Section 3.1 (Authorization), Section 3.2 (Title to Company Interests), Section 3.7 (Solvency) and Section 3.8 (No Seller Insolvency Event).

“GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means any federal, state or local governmental, quasi-governmental, regulatory or administrative authority, agency, commission, official, body, department, commission, board, bureau or instrumentality of any country or any court, tribunal or judicial or arbitral body (public or private). Notwithstanding the foregoing, hospitals and other medical services facilities shall not be considered a “Governmental Authority” even if all or partially funded by a “Governmental Authority.”

“Governmental Health Program” means any federal health program as defined in 42 U.S.C. § 1320a-7b(f), including Medicare, Medicaid, Title XIX of the Social Security Act (TRICARE) CHAMPVA, and state healthcare programs (as defined therein), and any health insurance program for the benefit of federal employees, including those under chapter 89 of title 5, United States Code.

“Guarantors” means, collectively, GTCR Strategic Growth Fund I/B LP, GTCR Strategic Growth Fund I/C LP and GTCR Strategic Growth Co-Invest I LP, each a Delaware limited partnership.

“Hazardous Material” means any material, substance or waste for which Liability may be imposed pursuant to Environmental Laws, including petroleum, asbestos and per- and polyfluoroalkyl substances.

“Healthcare Laws” means laws relating to healthcare or the regulation, provision, consultation, management, administration of, and payment for, healthcare items and services applicable to the business of the Company, including: the Federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b); the federal Physician Self-Referral Law (42 U.S.C. 1395nn); the Federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a); the Federal Program Fraud Civil Remedies Act (31 U.S.C. § 3801 et seq.); the Federal Health Care Fraud law (18 U.S.C. § 1347); Title XVIII of the Social Security Act (42 U.S.C. §§ 1395-1395lll) (“Medicare”); Title XIX of the Social Security Act (42 U.S.C. §§ 1396-1396w-7) (“Medicaid”); the False Claims Act (31 U.S.C. §§ 3729-3733); the False Claim Law (42 U.S.C. § 1320a-7b(a)); the exclusion law (42 U.S.C. § 1320a-7); HIPAA (as defined herein) and applicable state laws regulating the privacy and security of healthcare records; 42 C.F.R. Part 2; the Deficit Reduction Act of 2005 (Pub. L. 109–171); the Patient Protection and Affordable Care Act of 2010 (Pub. L. 111 – 148); the 21st Century Cures Act (Pub. L. 114-255); laws relating to fee-splitting, patient brokering, corporate practice of medicine and licensed professionals, reimbursement, kickbacks, medical record documentation requirements, Governmental Health Program requirements, telemedicine and any and all similar state or local laws; and any and all amendments or modifications made from time to time to the items referenced in this definition.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009), and their implementing regulations set forth at 45 C.F.R. Parts 160, 162, and 164.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indebtedness” means, as of any applicable time of determination, without duplication, the following consolidated monetary liabilities or obligations of the Company and its Subsidiaries: (i) all indebtedness for borrowed money (other than letters of credit (solely to the extent undrawn) or bankers’ acceptances), (ii) all liabilities evidenced by bonds, debentures, notes, or other similar instruments or debt securities, (iii) all liabilities under or in connection with letters of credit or bankers’ acceptances or similar items, in each case solely to the extent funds have been drawn and are payable thereunder, (iv) all liabilities for deferred purchase price of property, assets, securities or services and all deferred purchase price Liabilities related to past acquisitions, whether contingent or otherwise (including any Tax-related payments, seller notes, post-closing true-up obligations, indemnities and “earn-out” or similar payments or obligations at the maximum amount payable in respect thereof), (v) all deferred rent obligations, (vi) all liabilities under leases which were classified as finance or capital leases in the financial statements referenced in Section 2.5 or leases that in accordance with GAAP are or will be required to be capitalized (other than liabilities pursuant to leases which were classified as operating leases in the financial statements referenced in Section 2.5), (vii) all liabilities under conditional sale or other title retention agreements, (viii) all liabilities arising out of interest rate, currency or other hedge agreements or other hedging arrangements, (ix) all unpaid bonus, severance, unfunded or underfunded deferred compensation obligations, and all other similar amounts payable to any current or former director, officer, employee or other individual service provider (including the employer portion of any payroll, social security, unemployment or similar Taxes imposed on such amounts, determined as though all such amounts were payable as of the Closing), (x) all indebtedness of others guaranteed by the Company or secured by any Lien on the assets of the Company, (xi) any amounts deposited by a customer with the Company or pre-paid by a customer to the Company in respect of goods or services to be provided by the Company, (xii) declared and unpaid dividends or distributions, or any other amounts owed to Seller or Seller’s Affiliates, (xiii) all unpaid Taxes of the Company and its Subsidiaries for all Pre-Closing Tax Periods whether or not such Taxes are due and payable as of Closing (which will not be an amount less than zero in any jurisdiction or with respect to any type of Tax and which shall not include any offsets or claims with respect to Tax refunds or overpayments of Tax), and (xiv) deferred revenue, including for each of the foregoing clauses (i) through (xiv), any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, make-whole payments, commitment, breakage and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection therewith. Notwithstanding the foregoing, “Indebtedness” shall not include any amount included in any computation of Net Working Capital or Transaction Expenses or the Indentures.

“Indentures” means, collectively, the Senior Secured Notes Indenture and the Unsecured Notes Indenture.

“India Company Employee” has the meaning set forth in Section 6.1(a).

“Inquiry” means an inquiry, request for discussions or negotiations or request to review non-public information that would reasonably be expected to indicate an interest in making or effecting an Acquisition Proposal or an Acquisition Transaction.

“Insurance Policies” has the meaning set forth in Section 2.20.

“Intellectual Property” means all of the following in any jurisdiction throughout the world and all rights therein and thereto: (i) patents, patent applications and patent disclosures, and any reissue, continuation, continuation-in-part, division, extension or reexamination thereof; (ii) Internet domain names, trademarks, service marks, trade dress, trade names, logos, corporate names, social media accounts and account identifies, and other indicia of origin (collectively, “Trademarks”), and registrations and applications for registration thereof together with all translations, transliterations, adaptations, derivations and combinations thereof and including all of the goodwill associated therewith; (iii) copyrights and copyrightable works (registered or unregistered), and other works of authorship; (iv) Trade Secrets; (v) Software; (vi) data, databases, data repositories, data leaks and collections of data (collectively, “Data”), data classifications and data analysis, enrichment, measurement and management tools; (vii) registrations and applications for any of the foregoing; and (viii) other proprietary, intellectual property or industrial rights.

“Investment” as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interests (including limited liability company interests, partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

“Knowledge” means, when referring to the “knowledge” of the Company, or any similar phrase or qualification based on knowledge of the Company or Seller, the actual knowledge that any of Martin Beck, Andy Panos, Kerry Moreno, Jeremy Kokalis or David Cochran would have upon reasonable inquiry as of the date of this Agreement.

“Latest Balance Sheet” has the meaning set forth in Section 2.5(a).

“Law” means any federal, state, local or non-U.S. statute, law, act, common law, ordinance, regulation, rule, code, order, directive, judgment, injunction, ruling, award, decree, writ, requirement or rule of law.

“Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by the Company or any Subsidiary.

“Leases” means all leases, subleases, licenses, concessions and other agreements (written or oral) (including all amendments, extensions, renewals, guaranties and other agreements with respect thereto) pursuant to which the Company or any Subsidiary holds any Leased Real Property, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any Subsidiary thereunder.

“Liability” has the meaning set forth in Section 2.6.

“Lien” means any mortgage, pledge, hypothecation, lien, preference, priority, security interest, license, community property interest, security agreement, easement, covenant, restriction or other encumbrance of any kind or nature whatsoever.

“Limited Guaranty” has the meaning set forth in the Recitals.

“Losses” means any loss, Liability, demand, claim, cost, damage, deficiency, diminution in value, award, royalty, penalty, Tax, fine or expense (including interest, penalties, reasonable attorneys’ fees and expenses and amounts paid in investigation or defense, and amounts paid in settlement, of any of the foregoing).

“Malicious Code” means any (i) “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “ransomware,” or “worm” (as such terms are commonly understood in the software industry), or (ii) other code designed or intended to have, or capable of performing, any of the following functions: (a) disrupting, disabling, harming, interfering with or otherwise impeding in any manner the operation of, or providing unauthorized access to, a System on which such code is stored or installed; or (b) damaging or destroying any Data or file without the user’s consent.

“Material Adverse Effect” means any occurrence, change, event or effect that, individually or in the aggregate, (x) has had a material adverse effect on the assets, financial condition, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole or (y) would reasonably be expected to prevent or materially delay the consummation of the Contemplated Transactions; provided, however, solely with respect to clause (x), that none of the following (individually or in combination) shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Material Adverse Effect: (a) general business or economic conditions in the industries or geographic markets in which the Company and its Subsidiaries operate, except to the extent such general business or economic conditions have a materially disproportionate effect on the Company and its Subsidiaries as compared to any of the other companies in the industry in which the Company and its Subsidiaries operate; (b) global, national or regional political conditions, including hostilities, acts of war, sabotage or terrorism or military actions or any escalation, worsening or diminution of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway, and any conditions affecting the financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or any market index), in each case except to the extent such adverse effect has a materially disproportionate effect on the Company and its Subsidiaries as compared to any of the other companies in which the Company and its Subsidiaries operate; (c) hurricanes, earthquakes, floods, tsunamis, tornadoes, mudslides, wild fires or other natural disasters and other force majeure events in the United States or any other country or region in the world, except to the extent such event has a materially disproportionate effect on the Company and its Subsidiaries as compared to any of the other companies in the industry in which the Company and its Subsidiaries operate; (d) the announcement, execution, delivery or performance of this Agreement or the pendency or consummation of the Contemplated Transactions; (e) any change in GAAP or any change in applicable Laws or the interpretation thereof, in each case, following the date of this Agreement; (f) any pandemic, epidemic or disease outbreak, except to the extent such pandemic, epidemic or disease outbreak has a materially disproportionate effect on the Company and its Subsidiaries as compared to any of the other companies in which the Company and its Subsidiaries operate; and (g) the failure, in and of itself, of the financial or operating performance of the Company and its Subsidiaries or the Business to meet internal or external (including Buyer, the Guarantors or analysts) projections, forecasts or budgets for any period (provided that the underlying facts causing such failure, to the extent not otherwise excluded by this definition, may be deemed to constitute or contribute to a Material Adverse Effect).

“Material Contract” has the meaning set forth in Section 2.11(b).

“Material Customers” has the meaning set forth in Section 2.24.

“Material Suppliers” has the meaning set forth in Section 2.24.

“Net Working Capital” means the amount by which (i) the aggregate amount of current assets of the Company and its Subsidiaries on a consolidated basis (excluding any Cash, Restricted Cash, Tax assets and any receivables from Affiliates of Seller or the Company), exceeds (ii) the aggregate amount of current liabilities of the Company and its Subsidiaries on a consolidated basis (excluding any payables to Affiliates of Seller or the Company), in each case, determined in accordance with the Accounting Principles; provided that “Net Working Capital” shall not include any amounts that are included in the computation of Indebtedness or Transaction Expenses hereunder as well as any corresponding assets or contra liabilities related to Indebtedness (such as unamortized debt issuance costs). For the avoidance of doubt, if the accounting scenarios that arise are not accounted for in the Accounting Principles, then such past practices of the Company will govern so long as such practices are consistent with GAAP. If any accounting scenarios that arise are not accounted for in the Accounting Principles or in such past practices of the Company, then GAAP will govern. For illustrative purposes only, Annex C sets forth an illustrative example calculation of Net Working Capital as of September 30, 2023.

“Notes” means (i) the 2025 Notes and (ii) the 2026 Notes.

“Notes Escrow Account” means the notes escrow account established pursuant to the Escrow Agreement.

“Notes Escrow Amount” has the meaning set forth in Section 1.4(a)(iv).

“Notes Escrow Funds” means the Notes Escrow Amount held in the Notes Escrow Account, including any dividends, interest, distributions and other income received in respect thereof, less any losses on investment thereof, less distributions thereof in accordance with this Agreement and the Escrow Agreement.

“Notice of Disagreement” has the meaning set forth in Section 1.5(a).

“Open Source Software” means any license that is, or is substantially similar to, a license now or in the future approved by the Open Source Initiative and listed at http://www.opensource.org/licenses/, or any license under which Software or other materials are distributed or licensed as “free software,” “open source software” or under similar terms or models.

“ordinary course of business” means, with respect to any Person, the usual and ordinary course of such Person’s business consistent with past custom and practice (including with respect to frequency, quantity and magnitude).

“Permitted Liens” means (i) Liens for Taxes that are not yet due and payable as of the Closing Date, or which are being contested in good faith and for which appropriate reserves have been established in accordance with GAAP, (ii) Liens imposed by applicable Law and incurred in the ordinary course of business for obligations not yet due and payable to landlords, carriers, warehousemen, laborers, repairmen, materialmen and the like, (iii) Liens arising from zoning ordinances, building codes and other land use Laws regulating the use or occupancy of any real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property and which are not violated by the current use or occupancy of any real property or the operation of the Company’s business thereon, (iv) easements, covenants, conditions, restrictions and other similar matters affecting title to any real property which do not materially detract from the value of or materially impair the use or occupancy of such real property or the operation of the business of the Company, (v) non-exclusive licenses of Intellectual Property granted in the ordinary course of business, and (vi) Liens to be released at or prior to the Closing.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, other entity or governmental entity (whether non-U.S., federal, state, county, city or otherwise and including any instrumentality, division, agency or department thereof).

“Personal Information” means (a) any information that relates to, identifies, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular person; and (b) any information that constitutes “personal information” or “personal data” or other similar terms under applicable Law.

“Plan” has the meaning set forth in Section 2.19(a).

“Pre-Closing Tax Period” has the meaning set forth in Section 10.2(a).

“Process” (or “Processed”) means any operation or set of operations that are performed on any Data or information (including Personal Information or on sets of Personal Information) or Systems, whether or not by automated mean or other similar terms under applicable Law including access, collection, use, processing, storage, sharing, sale, distribution, transfer, disclosure, sorting, treatment, compromise, modification, manipulation, transmit, performance of operations on, enhancement, aggregation, destruction, theft, loss, security, or disposal thereof or thereto.

“Representatives” means, with respect to a Person, its directors, managers, officers, employees, financial advisors, attorneys, accountants, consultants, and other representatives and advisors.

“Restricted Cash” means any cash or cash equivalents not freely usable by the Company or its Subsidiaries because it is subject to restrictions or limitations on use or distribution under applicable Law or any contract, in each case determined in accordance with GAAP, excluding, however, any restriction under any account control agreement or similar instrument that is released in connection with the Closing.

“Sanctioned Person” means any Person who is the target of Sanctions by virtue of being (a) listed on any Sanctions-related list of designated or blocked persons; (b) a Governmental Authority of, resident in, or organized under the Laws of a country or territory that is the target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region and so-called Donetsk People’s Republic and Luhansk People’s Republic in Ukraine); or (c) 50% or more owned or (where applicable under relevant Sanctions) controlled by any of the foregoing.

“Sanctions” means trade, economic and financial sanctions Laws, regulations, embargoes, and restrictive measures, including those administered, enacted or enforced by (a) the United States (including the Department of Treasury, Office of Foreign Assets Control), (b) the European Union and enforced by its member states, (c) the United Nations or (d) His Majesty’s Treasury.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Incident” means (i) unauthorized acquisition of computerized data that compromises the security, confidentiality, or integrity of any Trade Secret, Business Data, or Personal Information maintained by or on behalf of the Company, its Subsidiaries, or the Seller Group, (ii) a successful phishing incident, ransomware or malware attack affecting any System, including any containing Trade Secrets, Business Data, or Personal Information, whether or not it (a) has caused or would reasonably be expected to cause a material disruption to the conduct of the Company’s Business or (b) which is required to be disclosed under applicable Law, (iii) incident in which any Trade Secret, Business Data, or Personal Information Processed by or for the Company, any of its Subsidiaries, the Seller Group, or the Business was or may have been Processed in an unauthorized manner or otherwise lost, compromised, or exfiltrated, (iv) cyber or security incident with respect to any Systems, Trade Secrets, Business Data, or Personal Information or (v) similar event as describe in (i) – (iv) of this definition using similar terms under applicable Law.

“Seller” has the meaning set forth in the Preamble.

“Seller Group” means, to the extent with respect to the Business, the Seller and/or any of its Affiliates (other than the Company and its Subsidiaries).

“Seller Marks” means any trademarks owned by Seller or any of its Affiliates (other than the Company and its Subsidiaries) and used in the Business during the twelve (12) months prior to the Closing, including “UpHealth.”

“Seller Related Parties” means, collectively, (i) Seller and its Affiliates, including (prior to the Closing) the Company and its Subsidiaries, and (ii) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of Seller and its Affiliates, including (prior to the Closing) the Company and its Subsidiaries.

“Seller Stockholder Meeting” means a meeting of the stockholders of Seller (as promptly as reasonably practicable following the mailing of the Proxy Statement to the stockholders of Seller) for the purpose of obtaining the Requisite Stockholder Approval.

“Senior Management Agreement” means the senior management agreement entered into between the Company and the Andy Panos, dated as of the date of this Agreement and effective as of the Closing.

“Senior Secured Notes Indenture” means that certain indenture, dated as of August 18, 2022, by and among Seller, as issuer, the subsidiary guarantors party thereto, and the Trustee as trustee and collateral agent, as the same may be amended, restated, supplemented or otherwise modified from time to time (including pursuant to the Senior Secured Notes Supplemental Indenture).

“Senior Secured Notes Supplemental Indenture” means that certain supplement to the Senior Secured Notes Indenture to be agreed, entered, and effected by no later than December 20, 2023 (which shall be acceptable to the Buyer in its sole and exclusive discretion and acceptable to the Required Parties (as defined in the Noteholder Support Agreement)), for the purpose of implementing the terms set forth on Annex A to the Noteholder Support Agreement and other terms necessary for consistency with the Noteholder Support Agreement.

“Software” means (i) computer programs and software, whether in source code, object code, or other form, (ii) Data, data classifications and data analysis, enrichment, measurement and management tools (iii) software implementations of algorithms, models, and methodologies, firmware, and application programming interfaces, (iv) descriptions, schematics, specifications, flow charts and other work product used to design or develop any of the foregoing, and (v) related documentation.

“Straddle Period” has the meaning set forth in Section 10.2(c).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, at least a majority of the partnership or other similar ownership interest thereof and the power to direct the policies, management and affairs thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.

“Superior Proposal” means, any bona fide written Acquisition Proposal for an Acquisition Transaction that (i) was not the result or effect of a violation of Section 5.8 and (ii) is on terms that the Seller Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financing aspects of the proposal (including certainty of closing), the identity of the Person making the proposal and other aspects of the Acquisition Proposal that the Seller Board (or a committee thereof) deems relevant, and, if consummated, would be more favorable from a financial point of view to the stockholders of Seller (in their capacity as such) than the Contemplated Transactions (taking into account (A) any revisions to this Agreement made or proposed in writing by Buyer prior to the time of such determination in accordance with Section 5.8 and (B) all legal, regulatory, financial (including any termination fee amounts and conditions), timing, financing and other aspects of such proposal). For purposes of the reference to an “Acquisition Proposal” in this definition, (x) all references to “15%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%” and (y) all references to “85%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

“Supplemental Indentures” means, collectively, the Unsecured Notes Supplemental Indenture and the Senior Secured Notes Supplemental Indenture.

“Systems” means all (i) Software, computers, computer systems, servers, hardware, telecommunications and network equipment firmware, middleware, websites, Data, networks, servers, workstations, routers, hubs, switches, communication equipment and lines, telecommunications equipment and lines, co-location facilities and equipment, and all other information technology equipment and related items of automated, computerized or software systems, including any outsourced systems and processes and the data transmitted thereby or thereon, in each case owned, leased or licensed by the Company, its Subsidiaries or used in or relied on in connection with the Business. The “Systems” include all Company Software.

“Target Net Working Capital” means $8,117,000.

“Tax” or “Taxes” means (i) any federal, state, local or municipal, or non-U.S. income, gross receipts, franchise, profits, capital gains, capital stock, transfer, sales, use, goods and services, harmonized, occupation, property, escheat, abandoned or unclaimed property, excise, estimated, severance, windfall profits, stamp, duty, license, payroll, withholding, ad valorem, value added, alternative minimum, environmental, customs, social security (or similar), unemployment, disability, registration or any other taxes, assessments, charges, duties, fees, levies, imposts or other similar governmental charges of any kind whatsoever, whether disputed or not, together with all estimated taxes, fines, deficiency assessments, additions to tax, penalties and interest; (ii) any Liability for the payment of any amounts of the type described in clause (i) arising as a result of being (or having been) a member of any Affiliated Group (or being included (or required to be included) in any Tax Return relating thereto); and (iii) any Liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify or otherwise assume or succeed to the Liability of any other Person, including as a transferee or successor, by contract or otherwise.

“Tax Escrow Account” means the tax escrow account established pursuant to the Escrow Agreement.

“Tax Escrow Amount” means $27,000,000; provided, however, that, if, based upon the combined balance sheet of Seller and its Subsidiaries (including the Company) as of December 31, 2023 and the related statements of income and cash flows (or the equivalent) for the fiscal year then ended, as such is being audited by the Company’s independent public accounting firm, which Seller shall have delivered to Buyer at least five (5) Business Days prior to the Closing Date, and factoring in the effects on such financial statements for those Subsidiaries of Seller that are in bankruptcy and as a result are deconsolidated from such financial statements, Buyer and Seller mutually determine and agree that the maximum possible amount of Taxes that would become due and payable by Seller as a result of the Contemplated Transactions (the “Maximum Seller Tax Amount”) should be less than $27,000,000 (it being understood and agreed by Buyer and Seller that, upon Seller’s delivery of such financial statements to Buyer, they shall act reasonably and make good faith efforts to determine the Maximum Seller Tax Amount), the “Tax Escrow Amount” shall be reduced to an amount equal to the Maximum Seller Tax Amount agreed upon by Buyer and Seller. For the avoidance of doubt, (i) the Tax Escrow Amount shall only be released in accordance with the provisions of Article I and the Escrow Agreement and (ii) in the event Buyer and Seller are unable to reach a joint determination of a Maximum Seller Tax Amount that is less than $27,000,000 at least one (1) day prior to the Closing Date, then the Tax Escrow Amount will be $27,000,000.

“Tax Escrow Funds” means the Tax Escrow Amount held in the Tax Escrow Account, including any dividends, interest, distributions and other income received in respect thereof, less any losses on investment thereof, less distributions thereof in accordance with this Agreement and the Escrow Agreement.

“Tax Return” means any and all returns, reports, declarations, information statements, elections, claims for refund or filings with respect to Taxes, including any schedules, supplements or attachments thereto and including any amendment thereof.

“Third Party” means any means any Person or “group” (within the meaning of Section 13(d) of the Exchange Act), other than (i) Seller or any of its controlled Affiliates, including the Company and its Subsidiaries or (ii) Buyer, any Guarantor or any their respective Affiliates or any “group” including Buyer, any Guarantor or any their respective Affiliates.

“Trade Secrets” means, any and all trade secrets and other confidential or sensitive information (including of third parties), enrichment, measurement and management tools, inventions (whether or not patentable or reduced to practice), ideas, know-how, processes, methods, techniques, research and development, source code, drawings, specifications, layouts, designs, formulae, algorithms, compositions, industrial models, architectures, plans, proposals, technical data, financial, business and marketing plans and proposals, customer and supplier lists, and price and cost information.

“Transaction Agreements” means this Agreement, the Transition Services Agreement, the Intellectual Property Assignment Agreement, the Limited Guaranty, the Equity Commitment Letter, the Voting and Support Agreement, the Noteholder Support Agreement and any other agreements, documents, letters and instruments to be executed and delivered in connection with the transactions contemplated by this Agreement.

“Transaction Expenses” means (without duplication), (i) the collective amount payable by, or Liabilities of, or subject to reimbursement by, Seller, the Company and their respective Subsidiaries to outside legal counsel (including, for the avoidance of doubt, Akin Gump Strauss Hauer & Feld LLP, pursuant to the Noteholder Support Agreement), accountants, advisors, brokers, investment bankers, and other service providers or Persons in connection with, or otherwise arising by the preparation, negotiation, documentation or consummation of, the Contemplated Transactions, whether accrued for or not and (ii) (A) all Liabilities of the Company and their respective Subsidiaries under or in connection with any severance arrangements, stay bonuses, incentive bonuses, transaction bonuses, termination and change of control arrangements and similar obligations that are owed to any person or that will be triggered, either automatically or with the passage of time in whole or in part by reason of or in connection with the consummation of the Contemplated Transactions (excluding severance benefits payable in connection with the termination of service of any Continuing Employees which termination occurs at the direction of or by the Buyer after the Closing), including the employer’s share of any payroll, social security, unemployment or similar Taxes attributable to such amounts or to offset or gross-up any Person for any excise Taxes or income Taxes related to the foregoing items, and (B) any Taxes related to any equity or equity-based payments or benefits (including, without limitation, any cancellation or accelerated vesting of any equity or equity-based arrangements) due or payable to any Person in connection with the consummation of the Contemplated Transactions; provided, that “Transaction Expenses” shall not include any amounts included in any computation of Indebtedness or Net Working Capital hereunder. For the avoidance of doubt, “Transaction Expenses” shall not include any of the costs associated with obtaining any Buyer Insurance Policy, including any premium, broker fee, underwriting fee, due diligence fee, carrier commissions, legal fees for counsel engaged by the underwriter and surplus lines taxes and fees.

“Trustee” means Wilmington Trust, National Association, as trustee and collateral agent under the Senior Secured Notes Indenture and as trustee under the Unsecured Notes Indenture, as applicable.

“Unsecured Notes Indenture” means that certain indenture, dated as of June 9, 2021, by and among Seller and the Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time (including pursuant to the Unsecured Notes Supplemental Indenture).

“Unsecured Notes Supplemental Indenture” means that certain supplement to the Unsecured Notes Indenture to be agreed, entered into, and effected by no later than December 20, 2023 (which shall be acceptable to the Buyer in its sole and exclusive discretion and acceptable to the Required Parties (as defined in the Noteholder Support Agreement)), for the purpose of implementing the terms set forth on Annex B to the Noteholder Support Agreement and other terms necessary for consistency with the Noteholder Support Agreement.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, 29 U.S.C. § 2101 et seq. or any similar Law.

Annex B

Accounting Principles

Annex B

Accounting Principles

The Estimated Closing Statement and the Closing Statement (the “Closing Calculations”), including the calculation of the amounts set forth in the Agreement that are required to be determined by applying the Accounting Principles, shall be calculated in accordance with the principles and treatments set out below:

The Accounting Principles mean:

(i)	the accounting methods, policies, principles, practices, procedures, and classifications set out in paragraphs 1 to 9 below (the “Specific Policies”);

(ii)

to the extent not inconsistent with paragraph (i) above and only to the extent consistent with GAAP, the accounting methods, policies, principles, practices, procedures, and classifications applied in the preparation of the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022; and

(iii)	to the extent not inconsistent with paragraphs (i) and (ii) above, GAAP.

For the avoidance of doubt, paragraph (i) shall take precedence over each of paragraph (ii) and paragraph (iii), and paragraph (ii) shall take precedence over paragraph (iii).

Capitalized terms used in this Annex B without separate definition shall have the respective meanings given to them in the Agreement.

Specific Policies

1.	The Closing Calculations shall be calculated and prepared in accordance with the definitions included in the Agreement and this Annex B.

2.

Net Working Capital shall be calculated using the same format set out in Annex C. Annex C shall be used for illustrative purposes only. The line items included on Annex C represent the only line items to be included in Net Working Capital at Closing; however, the amounts contained within the line items on Annex C shall not form part of the calculation of Net Working Capital and remain subject to the terms and provisions of the Agreement, including this Annex B.

3.

The Accounting Principles shall be interpreted and applied so as to avoid double counting (whether positive or negative) of any item to be included in the calculation of the Closing Net Working Capital, Closing Cash, Closing Indebtedness or Transaction Expenses as included in the Closing Calculations. Additionally, Net Working Capital shall exclude all assets and liabilities relating to operating leases.

4.

Subject to the other Specific Policies, there shall be no change in the classification (a) to a current liability of any liability that has not previously been characterized as a current liability in the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022 or (b) to a long-term asset of any asset that has not previously been characterized as a long-term asset in the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022, (c) to a current asset of any asset that has not previously been characterized as a current asset in the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022 or (d) to a long-term liability of any liability that has not previously been characterized as a long-term liability in the unaudited combined balance sheet of the Company and its Subsidiaries as of December 31, 2022, in each case, other than any such change resulting solely from the passage of time.

5.	Accounts Receivable for purposes of the calculation of Net Working Capital shall only include Accounts Receivable less than 90 days past due date as of the Calculation Time.

6.

Net Working Capital shall be prepared (a) applying no minimum materiality limit, (b) using the information extracted from the accounting records of the Company and its Subsidiaries, and (c) as if the Calculation Time occurs at the end of an accounting period and in accordance with those specific procedures that would be adopted at a financial year-end, including detailed analysis of accruals and cut-off procedures. No amount shall be included in Net Working Capital for changes in assets or liabilities as a result of purchase accounting adjustments.

7.

Net Working Capital shall include a full accrual (determined ratably as the Calculation Time) in respect of unpaid salaries, wages, benefits, including with respect to any unused holiday or paid time off to which employees are contractually entitled to have taken, in each instance including tax and social security costs. For the avoidance of doubt, these accruals will include amounts for all Company Employees regardless of if they were employed through the Company or another member of the Seller Group.

8.

For the avoidance of doubt, in the event of a mid-month Calculation Time, accounts receivable within Net Working Capital shall (i) include receivables for the month to date revenue earned and (ii) be reduced for any collections received month to date, in each case up to the Calculation Time. Liability accruals will be made for corresponding costs and expenses incurred month to date up to the Calculation Time and such balances will be included in Net Working Capital.

9.

Intercompany balances between or among the Company or its Subsidiaries shall be reconciled and eliminated. Net Working Capital shall exclude any receivables from or liabilities to the Seller or any of its Affiliates (other than the Company and its Subsidiaries).

Annex C

Illustrative Calculation of Net Working Capital

C-1

Exhibit A

Intellectual Property Assignment Agreement

Exhibit B

Form Transition Services Agreement

Exhibit C

Purchase Price Allocation Schedule

Exhibit C

Purchase Price Allocation Schedule

As provided in Section 10.2(g) of this Agreement, the Cash Consideration, including all items treated as purchase price for U.S. federal income tax purposes (“Total Consideration”), shall be allocated as follows in a manner consistent with Section 1060 of the Code and the Treasury Regulations thereunder:

	Asset Class	Allocation Method
I.	Cash and General Deposit Accounts	Cash amount as of the Closing Date
II.	Actively Traded Securities	Fair market value as of the Closing Date
III.	Prepaids, Deposits and Receivables	Net book value as of the Closing Date
IV.	Inventory	Net book value as of the Closing Date
V.	Other Tangible Personal Property (assumes no real estate)	Net book value as of the Closing Date
VI. and VII.	Intangible Assets (other than Goodwill) and Goodwill	Balance of the Total Consideration

Exhibit B

Form of Joinder Agreement

[See attached]

Form of Joinder Agreement

The undersigned (“Joinder Party”) hereby acknowledges that it has read and understands the Transaction Support Agreement, dated as of November 16, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”),1 by and among Cloudbreak Health, LLC, a Delaware limited liability company, Forest Buyer, LLC, a Delaware limited liability company, UpHealth, Inc., a Delaware corporation, and the Consenting Noteholders thereunder.

1.

Agreement to be Bound. The Joinder Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached hereto as Annex I (as the same has been or may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof). The Joinder Party shall hereafter be deemed to be a “Consenting Noteholder” and a “Party” for all purposes under the Agreement and with respect to all Relevant Claims held by the Joinder Party.

2.

Representations and Warranties. The Joinder Party hereby makes the representations and warranties of the Consenting Noteholders set forth in Section 2(a) of the Agreement, in each case to each other Party, effective as of the date hereof.

3.	Governing Law. Section 17 (Governing Law; Jurisdiction; Waiver of Jury Trial) of the Agreement is hereby incorporated by reference, mutatis mutandis.

[Signature Page Follows]

[1]	Capitalized terms used but not otherwise defined herein shall having the meanings ascribed to such terms in the Agreement.

JOINDER PARTY: _________________

Date Executed: _________________

By:

Name:
Title:

Address:

E-mail address(es):

Aggregate Amounts Beneficially Owned or Managed on Account of:
2025 Notes
2026 Notes

ANNEX I TO THE JOINDER

[Attached.]

Annex A

Senior Secured Notes Supplemental Indenture

The Senior Secured Notes Supplemental Indenture will effect the following changes; provided that the Senior Secured Notes Supplemental Indenture will not be executed or delivered by, nor will the changes below (including, for the avoidance of doubt, the waiver of Events of Default and rescission of acceleration described in items 1 and 2, respectively) be deemed to affect the rights or obligations of, any subsidiary of the Seller that is, as of the date of the Senior Secured Notes Supplemental Indenture, a debtor or debtor in possession in any bankruptcy proceeding (including the Chapter 11 Proceedings):

1.	Waive with respect to the Company Parties the Events of Default under Section 6.01(h) resulting from the commencement of the Chapter 11 Proceedings (the “2025 Indenture Bankruptcy Events of Default”);

2.	Rescind with respect to the Company Parties the acceleration of the 2025 Notes resulting from the occurrence of the 2025 Indenture Bankruptcy Events of Default (the “2025 Notes Acceleration”);

3.	Delete the $5,000,000 per fiscal year basket for asset transfers to non-Subsidiary Guarantors (“Asset Sale” clause (a)(iii));

4.	Delete Excluded Subsidiary carve-outs for Foreign Subsidiaries, Subsidiaries of Foreign Subsidiaries and Foreign Subsidiary Holding Companies (“Excluded Subsidiary” clause (i));

5.	Reduce $10,000,000 basket for purchase money debt and capital leases to $2,500,000 (“Permitted Indebtedness” clause (d));

6.

Require any intercompany Indebtedness owing by the Seller or a Subsidiary Guarantor to a Subsidiary that is not a Subsidiary Guarantor be contractually subordinated to the Note Obligations (“Permitted Indebtedness” clause (f));

7.	Require future earn-outs to be subordinated to the Note Obligations (“Permitted Indebtedness” clause (i));

8.	Reduce the $25,000,000 basket for assumed acquisition debt to $6,250,000 (“Permitted Indebtedness” clause (m));

9.	Reduce $5,000,000 basket for loans to officers, directors or employees to $1,250,000 (“Permitted Indebtedness” clause (o));

10.	Delete $10,000,000 basket for investments in non-Subsidiary Guarantors (“Permitted Investments” clause (a)(iii));

11.

Require any guarantees of Indebtedness and leases and other ordinary course obligations to be subordinated to the Note Obligations to the same extent as the underlying obligations (“Permitted Investments” clause (j));

12.	Delete $10,000,000 general investment basket (“Permitted Investments” clause (q));

13.	Delete $10,000,000 joint venture investment basket (“Permitted Investments” clause (t));

14.	Add basket for liens securing obligations in respect of the 2026 Notes, subject to an intercreditor agreement (“Permitted Liens”);

15.	Reduce $20,000,000 materiality threshold for qualifying as a Significant Subsidiary to $5,000,000 (“Significant Subsidiary”);

16.	Reduce notice delivery period for Defaults and Events of Default from 30 days to 3 days (Section 4.08);

17.	Delete language allowing unpermitted liens so long as the Notes are secured equally and ratably (Sections 4.15(a) and (b));

18.	Expand restriction on junior debt payments to include unsecured debt (Section 4.16(g)(iii));

19.	Delete 50% of Consolidated Net Income builder basket for Restricted Payments (Section 4.16(g)(2)(A));

20.	Delete $2,000,000 general Restricted Payment basket (Section 4.16(i)(vi));

21.

Modify Asset Sale repurchase provision such that 100% of the Net Proceeds of Asset Sales (other than the Sale) will be offered for repurchase and that any declined amounts are tendered to the remaining Holders before being retained by the Seller (Section 4.17(c));

22.	Remove carve-outs in further assurances covenant for mortgages and non-US collateral documents (Section 4.18);

23.	Reduce all grace and cure periods for Events of Default to a maximum of 7 days (Section 6.01);

24.

Add certain new Events of Default, including (a) the failure of the Contemplated Transactions to be consummated on or prior to the Outside Date and (b) the termination of this Agreement (Section 6.01);

25.	Remove grace periods for compliance with Section 4.17(c) (Section 6.01(e));

26.	Reduce $20,000,000 materiality threshold for cross-defaults to $5,000,000 (Section 6.01(g));

27.	Reduce $2,000,000 materiality threshold for defaults resulting from impairment of liens on Collateral to $500,000 (Section 6.01(j));

28.	Modify Section 11.01 to add a carve-out for the Sale (Section 11.01);

29.	Delete the rule prohibiting repurchases in connection with a Fundamental Change arising from the Sale at the time the 2025 Notes have been accelerated (Section 15.02(d));

30.

Modify the provisions in respect of Fundamental Change repurchases for the Consenting Noteholders in respect of the Sale to account for a multi-step process for the repurchase of the 2025 Notes (i.e., to require a repurchase offer at closing and in connection with subsequent paydowns with the proceeds of released escrow funds), in each case, at a 5.00% premium to the principal amount of such 2025 Notes (Section 15.02);

31.	Reduce the 20 Business Day timelines for delivery of supplemental collateral documents under the Security Agreement to 7 Business Days; and

32.	Remove the 3 Business Day prior notice requirement for foreclosure on equity pledges under the Security Agreement.

Annex B

Unsecured Notes Supplemental Indenture

The Unsecured Notes Supplemental Indenture will effect the following changes; provided that the Unsecured Notes Supplemental Indenture will not be executed or delivered by, nor will the changes below (including, for the avoidance of doubt, the waivers of Events of Default described in items 1 and 2) be deemed to affect the rights or obligations of, any subsidiary of the Seller that is, as of the date of the Unsecured Notes Supplemental Indenture, a debtor or debtor in possession in any bankruptcy proceeding (including the Chapter 11 Proceedings):

1.	Waive with respect to the Company Parties the Event of Default under Section 6.01(g) resulting from the 2025 Notes Acceleration;

2.	Waive with respect to the Company Parties the Events of Default under Section 6.01(h) resulting from the commencement of the Chapter 11 Proceedings;

3.	Subject to the proviso above, add each Subsidiary of the Seller as a guarantor of the Note Obligations;

4.

Subject to the proviso above, cause the Seller and each Subsidiary of the Seller to grant a second-priority security interest on the same collateral that secures the 2025 Notes (for the avoidance of doubt, the Collateral Agent will be a party to each escrow agreement entered into in accordance with the Purchase Agreement for purposes of taking a security interest in the escrow funds prior to disbursement);

5.

In connection with items 3 and 4 above, incorporate applicable provisions from, and consistent with, the Senior Secured Notes Indenture (including, without limitation, covenants and events of default), as modified by items 3 through 29, 31 and 32 on Annex A; and

6.	Modify Section 11.01 to add a carve-out for the Sale (Section 11.01);

Exhibit 10.1

Execution Version

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”), dated as of November 16, 2023, is entered into by and among Forest Buyer, LLC, a Delaware limited liability company (“Buyer”), UpHealth, Inc., a Delaware corporation (“Seller”) and the undersigned stockholders of the Company (the “Stockholders”). Capitalized terms used but not defined herein shall have the meanings given to them in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Cloudbreak Health, LLC, a Delaware limited liability company (the “Company”), (ii) Seller and (iii) Buyer, are entering into a Membership Interests Purchase Agreement (as may be amended from time to time, the “Purchase Agreement”), whereby Buyer will, directly or indirectly, acquire 100% of the issued and outstanding equity of the Company;

WHEREAS, as of the date hereof, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of the number of shares of Common Stock, par value $0.0001 per share, of Seller (the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Common Stock owned of record or beneficially by such Stockholder as of the date hereof (the “Owned Shares”); and

WHEREAS, as a condition to the willingness of Buyer to enter into the Purchase Agreement and as an inducement and in consideration therefor, Buyer has required that each Stockholder agrees, and each Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders and Buyer hereby agree as follows:

1. Agreement to Vote the Covered Shares; Proxy.

1.1 Agreement to Vote and Support. Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the stockholders of Seller (the “Seller Stockholders”), including any postponement, recess or adjournment thereof, or in any other circumstance, however called (including by written consent), each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, unconditionally and irrevocably affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) (and not to withdraw any such vote or consent with respect to) all of such Stockholder’s Owned Shares and any additional shares of Common Stock or other voting securities of Seller acquired by such Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the approval of any or all of the Contemplated Transactions, (ii) the approval of any or all of the transactions contemplated by any amended and restated Purchase Agreement or amendment to the Purchase Agreement that, in any such case, does not decrease the Cash Consideration or result in the Purchase Agreement being less favorable to the Seller Stockholders than the Purchase Agreement in effect as of the date of this Agreement (excluding, for avoidance of doubt, any adverse amendment), (iii) the approval of any proposal to adjourn or postpone any Seller Stockholder Meeting if the Company, Seller or Buyer proposes or requests such postponement or adjournment in accordance with Section 5.14(b) of the Purchase Agreement, and (iv) the approval of any other proposal considered and voted upon by the Seller Stockholders at any Seller Stockholder Meeting (or by written consent) necessary or desirable to effectuate the transactions contemplated by the Purchase Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of Seller or the Company contained in the Purchase Agreement or that would reasonably be expected to result in any condition set forth in the Purchase Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, or any other proposal made in opposition to, in competition with, or inconsistent with, the Purchase Agreement or the transactions contemplated by the Purchase Agreement, (iii) any reorganization, recapitalization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Purchase Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent or materially impede or materially delay any of the transactions contemplated by the Purchase Agreement (clauses (a) and (b), collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause each of its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Seller Stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholders do not have any obligation to vote the Covered Shares in any particular manner.

1.2 Return of Proxy Card or Voting Instructions. Each Stockholder shall execute and deliver (or cause the holders of record of the Covered Shares to execute and deliver), within ten (10) business days of receipt, any proxy card or voting instructions it receives that are sent to Seller Stockholders soliciting proxies with respect to the Supported Matters, which shall vote the Covered Shares in the manner described in Section 1.1 of this Agreement. At Buyer’s reasonable request, each Stockholder shall provide reasonable evidence of such execution and delivery of such proxy card or voting instructions.

1.3 Proxy. If any Stockholder (i) fails to comply with its obligations under Section 1.2 or (ii) otherwise attempts to vote such Stockholder’s Covered Shares, in person or by proxy, in a manner which is inconsistent with Section 1.1, (each, a “Triggering Event”), such Stockholder will be deemed, upon and as of the time of such Triggering Event, to irrevocably appoint as its proxy and attorney-in-fact the officers of Buyer, each of them individually, with full power of substitution and resubstitution, to vote such Stockholder’s Covered Shares (to the extent such Covered Shares are entitled to so vote) in accordance with Section 1.1 at the Seller Stockholder Meeting (including any postponement, recess or adjournment thereof) prior to the Termination Date at which any Supported Matters are to be considered; provided, that the proxy contemplated by this Section 1.3 shall not arise and shall have no force or effect prior to the occurrence of a Triggering Event, from and after which the proxy shall be irrevocable prior to the Termination Date, at which time any such proxy shall terminate; provided, further, for the

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avoidance of doubt, that each Stockholder shall retain at all times the right to vote such Stockholder’s Covered Shares (or to direct how such Covered Shares shall be voted) in such Stockholder’s sole discretion on matters (other than Supported Matters). Buyer may terminate this proxy with respect to any Stockholder at any time at its sole election by written notice provided to such Stockholder.

2. Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the valid termination of the Purchase Agreement in accordance with its terms, (ii) written notice of termination of this Agreement by Buyer to the Stockholders, (iii) mutual written agreement of each of the parties hereto, and (iv) the Closing (such date, the “Termination Date”); provided that the provisions set forth in Section 7 and Sections 13 through 23 shall survive the termination of this Agreement; and provided further that, subject to the provisions set forth in Section 8.3(e) of the Purchase Agreement (which are hereby expressly acknowledged and agreed by the Stockholders), the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach of this Agreement that may have occurred at or before such termination. For the purpose hereof, “Willful Breach” means any material breach of any of the representations, warranties, covenants or agreements set forth in this Agreement that is a consequence of an action or omission by any party if such party knew or should have known that the taking of such action or the failure to take such action would be a breach of such representation, warranty, covenant or agreement set forth in this Agreement.

3. Certain Covenants of the Stockholders.

3.1 Transfers. Beginning on the date hereof until the Termination Date, each Stockholder hereby covenants and agrees that, (a) except as expressly contemplated pursuant to this Agreement or the Purchase Agreement, each Stockholder shall not, and shall direct its Affiliates and their respective Representatives not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) except for an Exempt Transfer, Transfer or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) enter into any hedge, swap or other transaction or contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares (whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise), (iv) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares or (v) commit or agree to take any of the foregoing actions and (b) each Stockholder shall not, and shall direct its Affiliates and their respective Representatives not to, directly or indirectly take any action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement. Without limiting the foregoing, each Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the 1934 Act) with respect to any securities of Seller for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Purchase Agreement. Any Transfer in violation of this Section 3.1 shall be void ab initio. For the purpose hereof, “Transfer” means (i) any direct or indirect offer, sale, assignment, encumbrance, pledge (other than to the Seller or an Affiliate of the Seller), gift, hedge, hypothecation, disposition, loan

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or other transfer, or entry into any option or other contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer (whether by merger, consolidation, division, conversion, operation of law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement), (ii) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney with respect to such Covered Shares or (iii) any contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) or (ii) above. For purposes of this Agreement, an “Exempt Transfer” means any transfer of Covered Shares (i) if the Stockholder is a natural person, (a) by will or intestacy, to the legal representative, heir, beneficiary or a member of the immediate family of such Stockholder, (b) to any immediate family member (for purposes of this Agreement, “immediate family” shall mean any spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of such Stockholder), (c) to any trust the beneficiaries of which include only such Stockholder or the immediate family of such Stockholder for bona fide estate planning purposes or (d) to a partnership, limited liability company or corporation, the stockholders, members and general or limited partners of which include only such Stockholder and/or the immediate family of the Stockholder, (ii) if the Stockholder is a corporation, partnership, limited liability company, trust or other business entity, to another corporation, partnership, limited liability company, trust or other business entity that is a controlled Affiliate of such Stockholder, or (iii) that has received the prior written approval of Buyer; provided that (A) any transfer pursuant to clause (i) or (ii) shall be permitted only if prior to, and as a condition to, such Exempt Transfer becoming effective, such transferee executes a joinder to this Agreement in form and substance reasonably satisfactory to Buyer and which shall bind such transferee to all of the obligations of a Stockholder herein and (B) in the case of a transfer pursuant to clause (i) or (ii) the transferor Stockholder shall remain liable for any failure of such transferee to comply with or perform its obligations under this Agreement.

3.2 Documentation and Information. Except as required by Applicable Law, each Stockholder shall not, and shall direct its Representatives not to, make any public announcement regarding this Agreement, the Purchase Agreement or the transactions contemplated hereby or thereby without the prior written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed). Each Stockholder consents to and hereby authorizes Buyer to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Buyer reasonably determines to be necessary in connection with the transactions contemplated by the Purchase Agreement, such Stockholder’s identity and ownership of the Covered Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Buyer may, in Buyer’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority. Each party hereto agrees to use its reasonable best efforts to promptly (a) give the other party any information it may reasonably require for the preparation of any such disclosure documents, and (b) notify the other party of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such party shall become aware that any such information shall have become false or misleading in any material respect.

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3.3 No Solicitation. Each Stockholder shall not take any action that the Company would then be prohibited from taking under Section 5.9 of the Purchase Agreement as if such Section of the Purchase Agreement applied, mutatis mutandis, to such Stockholder.

3.4 Proxy Statement; Schedule 13G and Schedule 13D. Each Stockholder will use its reasonable best efforts to furnish all information concerning such Stockholder and its Affiliates to Buyer and Seller that is reasonably necessary for the preparation and filing of the Proxy Statement, and will otherwise reasonably assist and cooperate with Buyer, Seller and the Company in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments thereto received from the SEC. If applicable and to the extent required under Applicable Law, each Stockholder shall promptly and in accordance with Applicable Law amend its Schedule 13G filed with the SEC or its Schedule 13D filed with the SEC, as applicable, to disclose this Agreement and such Stockholder shall provide a draft of such amendment to Buyer and consider any reasonable comments in good faith prior to such filing.

4. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Buyer as follows:

4.1 Due Authority.

(a) Except as set forth on Exhibit A, such Stockholder has the only voting power, power of disposition, and power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Stockholder’s Owned Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities Laws and the terms of this Agreement. As of the date hereof, other than such Stockholder’s Owned Shares and except as set forth on Exhibit A, such Stockholder does not own beneficially or of record any shares of capital stock or voting securities of Seller, or any other rights to acquire, or that are exercisable for, or convertible or exchangeable into, shares of capital stock or voting securities of Seller.

(b) Such Stockholder, if it is an entity, is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. If such Stockholder is an entity, such Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

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4.2 No Conflict. The execution and delivery of, compliance with and performance by such Stockholder of this Agreement do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of such Stockholder, as applicable, (ii) conflict with or result in a violation or breach of any Applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of the foregoing clauses (ii), (iii) and (iv), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the performance by such Stockholder of its obligations under this Agreement.

4.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to such Stockholders in connection with the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the 1934 Act, the 1933 Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any Required Regulatory Approvals, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the performance by such Stockholder of its obligations under this Agreement.

4.4 Ownership of the Owned Shares. Such Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares, all of which are free and clear of any Liens, other than those created by this Agreement or arising under applicable securities laws. Such Stockholder has the sole right to Transfer such Stockholder’s Owned Shares, and none of such Owned Shares is subject to any pledge (other than to Seller or a controlled Affiliate of Seller), disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by such Stockholder.

4.5 Absence of Litigation. As of the date hereof, there is no Action pending or threatened in writing against, or, to the knowledge of such Stockholder, threatened orally against such Stockholder or any of its, his or her controlled Affiliates that would reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the performance by such Stockholder of its obligations under this Agreement or the Purchase Agreement.

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5. Representations and Warranties of Buyer. Buyer hereby represents and warrants to each of the Stockholder as follows:

5.1 Due Authority. Buyer is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Buyer has all requisite organizational power and authority and has taken all organizational action necessary (including approval by the board of directors or applicable organizational bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other organizational action by Buyer or vote of holders of any class of units of Buyer is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Buyer and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

5.2 No Conflict. The execution, delivery and performance by Buyer of this Agreement do not and will not, other than as provided in the Purchase Agreement with respect to the transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws or similar organizational documents of Buyer, (ii) conflict with or result in a violation or breach of any Applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Buyer and any of its Subsidiaries are entitled, under any contract binding upon Buyer, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Buyer, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Buyer of its obligations under this Agreement.

6. Non-Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall not survive the Closing.

7. Certain Other Actions. Each Stockholder hereby agrees not to commence or affirmatively participate in or receive any economic or other benefit from any claim or other Action, whether derivative or otherwise, against Buyer, Seller, the Company or any of their respective Affiliates, or their respective boards of directors (or similar governing bodies), relating to the negotiation, execution or delivery of this Agreement or the Purchase Agreement, or the consummation of the transactions contemplated hereby or thereby, including any such claim or other Action (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Purchase Agreement or (ii) alleging a breach of any fiduciary duty of the Board of Directors of Seller in connection with the Purchase Agreement or the transactions contemplated thereby, and each Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided, that the foregoing shall not limit, restrict or prohibit the Stockholders from claiming or asserting any defenses or counter-claims in connection with any Action arising out of or in connection with the Purchase Agreement, this Agreement or the transactions contemplated thereby or hereby.

8. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

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9. Further Assurances. The Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Buyer, Seller or the Company may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

10. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) if personally delivered, on the date of delivery, (b) if delivered by next-day courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service for next day delivery, (c) if deposited in the United States mail, first class postage prepaid, on the fifth (5th) Business Day following the date of such deposit, or (d) if delivered by electronic mail (provided the relevant computer record does not indicate a failed transmission), on the date of such transmission. Notices, demands and communications shall, unless another address is specified in writing pursuant to the provisions hereof, be sent to the address indicated below:

if to any Stockholder to the address(es) set forth on the signature page to this Agreement:

if to Seller to:

UpHealth, Inc.

14000 South Military Trail, Suite 203

Delray Beach, Florida 33484

Attention: Dr. Avi Katz; Martin Beck

Email: ***

with a copy (which shall not constitute notice) to:

DLA Piper

555 Mission Street, Suite 2400

San Francisco, California 94105

Attention: Jeffrey Selman; John Maselli

Email: jeffrey.selman@us.dlapiper.com; john.maselli@us.dlapiper.com if to Buyer to:

c/o GTCR LLC

300 North LaSalle St., Suite 5600

Chicago, Illinois 60654

Attention: Mark M. Anderson; Sean L. Cunningham; Geoffrey Tresley

Email: ***

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with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, IL 60654

Attention: Michael H. Weed, P.C.; Daniel A. Guerin, P.C.; Neil K. Vohra

Email: michael.weed@kirkland.com; daniel.guerin@kirkland.com;

neil.vohra@kirkland.com

11. Interpretation. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Annex, Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. Each provision of this Agreement shall be given independent significance. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute or Applicable Law shall be deemed to refer to such statute or Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder. References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law and rules and regulations promulgated under such statute or law. The word “shall” shall be construed to have the same meaning and effect of the word “will.” The phrase “to the extent” shall mean the degree to which, and such phrase shall not mean simply “if.” Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive. References to any period of days shall be deemed to be the relevant number of calendar days, unless otherwise specified.

12. Entire Agreement. This Agreement (along with the documents referenced herein) and the Purchase Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

13. No Third-Party Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third parties specifically including employees and creditors of the Company.

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14. Governing Law; Jurisdiction; WAIVER OF JURY TRIAL.

14.1 This Agreement shall be interpreted and construed in accordance with the Laws of the State of Delaware. Any and all claims, controversies, and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, shall be governed by the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-Laws or other rule, whether of the State of Delaware or any other jurisdiction, that would result in the application of the Laws of any jurisdiction other than the State of Delaware.

14.2 THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE). EACH PARTY ALSO AGREES NOT TO BRING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.

14.3 THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

15. Assignment; Successors. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the parties hereto, shall bind and inure to the benefit of the respective heirs, successors and assigns of the parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or

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delegated by the Stockholders or Seller without the prior written consent of Buyer. Buyer may assign its rights and obligations hereunder, in whole or in part, to any of its Affiliates without the consent of any other Person. Buyer and, following the Closing, the Company may assign any or all of its rights pursuant to this Agreement to any of their respective lenders as collateral security without the consent of any other Person.

16. Enforcement. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms, that Buyer, Seller and the Company would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in addition to any other remedy to which a non-breaching party may be entitled at law, a non-breaching party shall be entitled to seek injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. No party shall be required to post a bond or other security before it can obtain specific performance. Each party waives any defenses in any action for specific performance, including the defense that money damages would be adequate.

17. Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any party hereto or any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated by this Agreement or in respect of any oral representations made or alleged to be made in connection herewith. In no event shall any party hereto, and each party hereto agrees to use its reasonable best efforts to cause its Non-Recourse Parties not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party not a party to this Agreement.

18. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

19. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail in portable document format or similar format (any such delivery, an “Electronic Delivery”), shall be treated in all manners and respects as an

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original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them (by means other than Electronic Delivery) to all other parties. No party hereto or to any such agreement or instrument shall raise (a) the use of Electronic Delivery to deliver a signature or (b) the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity. Until and unless each party has received a counterpart hereof signed by the other party hereto and subject to Section 22, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

20. Amendment; Waiver. This Agreement may be amended, and any provision of this Agreement may be waived; provided that any such amendment or waiver will be binding upon a party only if such amendment or waiver is set forth in a writing executed by such party. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or waive any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

21. No Presumption Against Drafting Party. Buyer, Seller and the Stockholders acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

22. No Agreement until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not (and, for clarity, no negotiations or unwritten agreements relating to the substance thereof shall) constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (a) the Seller Board has approved, for purposes of any applicable anti-takeover laws or legal requirements, and any applicable provision of the bylaws or certificate of incorporation of Seller (in each case, as amended, restated, modified or supplemented as of the date hereof), this Agreement and the transactions contemplated by the Purchase Agreement and this Agreement, (b) the Purchase Agreement is executed and delivered by all parties thereto, and (c) this Agreement is executed and delivered by all parties hereto.

23. Stockholders. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that each representation, warranty, covenant, agreement and obligation of any Stockholder in this Agreement shall be a several representation, warranty, covenant, agreement or obligation (as applicable) of such Stockholder made solely as to such Stockholder.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

BUYER

FOREST BUYER, LLC

By:	/s/ Mark Anderson
Name: Mark Anderson
Title: President

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

MARTIN S.A. BECK

By:	/s/ Martin S.A. Beck

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

REWI ENTERPRISES LLC

By:	/s/ Martin S.A. Beck
Name: Martin S.A. Beck
Title: Founder and President

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

TTC HEALTHCARE PARTNERS, LLC

By:	/s/ Martin S.A. Beck
Name: Martin S.A. Beck
Title: Manager

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

DR. AVI S. KATZ

By:	/s/ Dr. Avi S. Katz

Address:
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

GIGACQUISITIONS2, LLC

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Manager

Address:
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

DR. RALUCA DINU

By:	/s/ Dr. Raluca Dinu

Address:
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

AGNÈS REY-GIRAUD

By:	/s/ Agnès Rey-Giraud

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

NATHAN LOCKE

By:	/s/ Nathan Locke

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

LUIS MACHUCA

By:	/s/ Luis Machuca

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

MARK GUINAN

By:	/s/ Mark Guinan

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

DR. MARIYA PYLYPIV

By:	/s/ Dr. Mariya Pylypiv

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

DR. CHIRINJEEV KATHURIA

By:	/s/ Dr. Chirinjeev Kathuria

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDER

JAY WALTER JENNINGS

By:	/s/ Jay Walter Jennings

Address:
c/o UpHealth, Inc., 14000 S. Military Trail, Suite 203
Delray Beach, FL 33484

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

SELLER

UPHEALTH, INC.

By:	/s/ Martin S.A. Beck
Name:	Martin S.A. Beck
Title:	Chief Executive Officer

[Signature Page to Voting Agreement]

Exhibit A

Owned Shares